UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21475

Tamarack Funds Trust

(Exact name of registrant as specified in charter)

100 South Fifth Street, Suite 2300, Minneapolis, MN	55402-1240
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(800) 422-2766

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2007

Item 1. Reports to Stockholders.

ANNUAL REPORT September 30, 2007
Large Cap Growth Fund Mid Cap Growth Fund SMID Cap Growth Fund Enterprise Fund Small Cap Core Fund Value Fund Microcap Value Fund

Tamarack Funds

About Your Annual Report

This annual report includes detailed information about your Fund including year-end financial statements, performance, and a complete list of its holdings.

The Tamarack Funds compare their performance against various Russell Equity indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented, as well as the discussion and analysis from your portfolio manager(s), will help you evaluate your investment in the Tamarack Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. Tamarack Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.voyageur.net.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1 800-422-2766; (ii) on the Fund’s website at www.voyageur.net; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available (i) on the Fund’s website at www.voyageur.net; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

 LETTER FROM THE CIO OF EQUITIES

Winds of Change…

U.S. equity markets continue to trade a bit like a rollercoaster, with meaningful upward and downward movements. Consequently, major indices have shown a large variance in returns over the past year. For example, the S&P 500 hit a record level in mid-July, only to tumble nearly 10% in August. It rose 2.0% for the most recent quarter but is still almost 2% below its mid-July record close of 1553.08. These seemingly oversized, almost exaggerated moves have been based on both events and news flow as investors moved their portfolios to address two major changes. First, the credit markets have been altered dramatically by sub-prime mortgage contagion. Second, the increased volatility has forced investors to rethink their more aggressive investment strategies.

The abrupt shifts in the financial markets culminated with the Federal Reserve policymakers surprising markets, on September 18, with a 50 basis point reduction in the funds rate and a further 50 basis point reduction of the discount rate. This move was in some respects a logical culmination of events that have been unfolding for many months. The initial impression that the problems in the housing market were small and contained gave way to the reality of a continuous rise in defaults and delinquencies, mortgage-company losses and failures, and the fear that other financial assets might also be at risk.

During the past twelve months, there were some indications of a change in investors’ attitudes towards risk. This caused volatility in the equity and bond markets to rise and overall financial conditions globally to tighten. VIX, often referred to as “Wall Street’s fear gauge”, is a closely watched index of option volatility. On August 16, when selling of stocks intensified amid credit and money market worries, the VIX peaked at 37.5, a level not seen since the 1998-2002 time period. At its current level, VIX is almost 50% higher than at the start of the year.

Sharp and sudden shifts in sentiment in the financial markets are not unusual. They often follow a period when the financial markets appear almost immune to growing risks. Then, when the adjustment comes, it tends to be fast and furious as fear grips the financial markets and investors seek safe haven assets, indiscriminately dumping other securities.

Although the nature of these financial market crises is always different, they are all rooted in a dramatic and quick disengagement of risk-taking and an increased demand for liquidity protection. Importantly, history shows that these so-called “fear cycles” tend to be temporary, although the shock media headlines often fog prospects of recovery anytime soon.

Going Forward

The stock market has been grappling with increased concerns about credit risk, the health of the financial sector and incremental effects to the consumer and broader economy. Notwithstanding recent developments, our view of the economy remains supportive of equities and valuations remain reasonable.

 LETTER FROM THE CIO OF EQUITIES

While there is a good historical pattern for a positive stock market for the three and twelve-month periods following an initial Fed easing, the very short-term reaction is not as clear. Since the market has usually rallied in anticipation of such cuts, there is frequently a correction immediately after the news (buy-on-the-rumor-sell-on-the-news syndrome). But that depends on the difference between expectations and reality. In this case, the third quarter finished strongly with the broad market S&P 500 experiencing its fifth straight quarter of gains. Nevertheless, downside risks to the U.S. economy and stock markets have clearly increased. Productivity growth remains cyclically sluggish, labor compensation may continue to catch up to the robust productivity gains of previous years, and competitive pressures may prevent firms from passing accelerating unit labor costs through to higher prices. Prior to the impact of the recent tightening of financial conditions, the underlying job and income dynamic was moderating slightly. With the recent tightening of financial conditions, the cost and availability of credit deteriorated further for a broader range of borrowers and has begun to weigh on demand. In addition, the U.S. economy still relies on the consumer, who provides more than two thirds of domestic Gross Domestic Product (GDP). Record high financial obligations and a worrisome housing market are threats to U.S. consumer spending. As a result, even if a “soft landing” scenario pans out for the U.S. economy, we would expect corporate profit growth to slow further.

Despite this, an important counter-balance to the weaker U.S. position is the strength of the global economy. Directly and indirectly, through exports and investment, the robust global economic cycle is expected to keep the U.S. economy on a modest growth path of around 2.0% to 2.5%. Approximately 33% of the sales of large cap companies originate outside the U.S. A falling dollar has made U.S. goods more competitive, and the translation effects of a weaker dollar boost the non-U.S. earnings of U.S. multinationals. This growth, together with the flow of global liquidity, should along with the Fed easing, lessen investor fears about the turmoil in the U.S. financial markets.

Going forward, the sharp change in volatility and credit markets is forcing a renewed emphasis on good old fashioned fundamentals, with superior earnings growth and consistency providing a good starting point. At this advanced stage of the economic expansion, we believe that earnings of stable, high-quality corporations can continue to grow even if overall economic growth remains modest.

Nancy M. Scinto Chief Investment Officer, Equity Products	Nancy M. Scinto Tamarack Funds Chief Investment Officer Equity Products

 EQUITY PORTFOLIO MANAGERS

Voyageur Asset Management Inc. (“Voyageur”), the investment advisor to the Tamarack Funds, employs a team approach to the management of the Tamarack Equity Funds, with no individual team member being solely responsible for the investment decisions.

Nancy M. Scinto
Chief Investment Officer Equity Products, Managing Director, Director of Equity Research, Senior Portfolio Manager
Nancy Scinto is responsible for portfolio management of the Large Cap Growth, Mid Cap Growth, and the Microcap Value Funds and directing the Voyageur growth equity research efforts. She joined Voyageur in 1999 from Chicago Trust Company where she managed institutional accounts and was co-manager of the five-star Alleghany / Chicago Growth and Income Fund. Nancy has held various positions including personal trust, equity trader, senior equity analyst and senior portfolio manager. She began her career in the investment industry in 1984. Nancy received a BA from Governors State University and an MBA from DePaul University. She is a member of the CFA Society of Chicago.	Nancy M. Scinto

David J. Cox, CFA
Senior Managing Director, Director of Equity Investments, Senior Portfolio Manager
David Cox is responsible for portfolio management of the Mid Cap Growth and the Microcap Value Funds and directing the Voyageur growth equity efforts. He joined Voyageur in 1999 from Chicago Trust Company where he held positions as director of equity research, portfolio manager and senior equity analyst. While at Chicago Trust, David co-managed the Alleghany/Chicago Trust Balanced Fund, which held a Morningstar five-star rating in the Domestic Hybrid category. Prior to his experience at Voyageur and Chicago Trust, David held analyst positions at Driehaus Securities and at Kirr, Marbach & Company. David began his career in the investment industry in 1984. He received a BS from the University of Illinois and an MBA from the Kelley School of Business at Indiana University. He is a CFA charterholder and member of the CFA Society of Chicago and the CFA Institute. David is also a member of the Reese Fund Advisory Board.	David J. Cox, CFA

Steven A. Rusnak, CFA
Vice President, Senior Portfolio Manager, Senior Equity Analyst
Steven Rusnak is a member of the growth equity team and co-portfolio manager for the Large Cap Growth Fund. He conducts fundamental equity research for a diverse group of industries, including financials and health care. He joined Voyageur in 1999 from Chicago Trust Company where he was a senior equity analyst and portfolio manager. Previously Steve held positions with Mesirow Financial as senior equity analyst, the State Teachers Retirement System of Ohio as an analyst and at Feldman Securities Corporation as a portfolio analyst. Steve has been in the investment industry since 1985. He earned a BA in Economics and an MBA from The Stephen M. Ross School of Business at the University of Michigan. Steve is CFA charterholder and a member of the CFA Society of Chicago and CFA Institute.	Steven A. Rusnak, CFA

 EQUITY PORTFOLIO MANAGERS

Forbes L. Watson	Forbes L. Watson
Vice President, Senior Portfolio Manager
Forbes Watson is responsible for the SMID Cap Growth Fund portfolio management. He joined Voyageur in 2002 from RBC Centura Bank where he managed separate accounts and the five-star RBC Mid Cap Equity Fund. Forbes held portfolio management positions with Trustmark National Bank and ParkSouth Corporation, a registered investment advisor, before joining RBC Centura Bank in 1998. He began his career with May, Cullum, Ragland & Brittain, Inc., a Dallas-based investment boutique, and also worked in the Dallas NASDAQ trading office of Shearson/Lehman Brothers. Forbes began his career in the investment industry in 1981. He received a BA in Finance from the University of North Texas and an MBA from Millsaps College. Forbes is a member of the CFA Society of North Carolina and CFA Institute.

Lance F. James	Lance F. James
Managing Director, Senior Portfolio Manager
Lance James is responsible for portfolio management of the Small Cap Core Fund and Enterprise Fund. Prior to joining Voyageur in 2006, Lance was an equity analyst and portfolio manager for OFI Institutional and Babson Capital Management, affiliated companies of Mass Mutual Life Insurance Company. During his tenure he served as head of the firm’s small/mid cap value investment team. Prior to joining Babson Capital in 1986, Lance worked at Rockwell International Corporation, EBF Associates of Boston and Hewitt Associates. Lance began his career in the investment industry in 1980. He received an AB in Economics from Princeton University and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

George Prince	George Prince
Portfolio Manager, Senior Equity Analyst
George Prince serves as the co-portfolio manager for the Enterprise Fund. George also provides research support for the Small Cap Core Fund. He joined Voyageur in 2006 from Eagle Asset Management, where he was a senior equity analyst. Prior to his experience at Eagle Asset Management, George was an analyst at Babson Capital Management. George also has a great deal of entrepreneurial experience and founded SignStorey, a leader in place-based digital communications in retail stores and co-founded Cutting Edge Inc., a global CAD-CAM technology company. George has over 10 years of investment industry experience. He received a BA from Yale University.

Bruce W. Kaser, CFA	Bruce W. Kaser, CFA
Senior Portfolio Manager
Bruce Kaser is responsible for the Value Fund portfolio management and is a member of Voyageur’s large cap value and concentrated large cap value team. Bruce joined Voyageur in 2007 from Freedom Capital where he served as a senior large cap value portfolio manager for six years. Prior to his experience at Voyageur and Freedom Capital, Bruce was a portfolio manager for value equity clients at Loomis Sayles. Bruce began his career in the investment industry in 1985. He received a BS from Miami University (Ohio) and an MBA from the University of Chicago’s Graduate School of Business. Bruce is a CFA charterholder and member of the CFA Institute. Bruce is also a member of the Petroleum Analysts of Boston and is the Treasurer for the Boston charity, Strike Out Cancer.

 EQUITY PORTFOLIO MANAGERS

Stuart A. (“Sam”) Lippe
Senior Portfolio Manager
Sam Lippe is responsible for the Value Fund portfolio management and is a member of Voyageur’s large cap value and concentrated large cap value team. Sam joined Voyageur in 2007 from Freedom Capital where he served as a senior large cap value portfolio manager for over five years. Prior to his experience at Voyageur and Freedom Capital, Sam was a portfolio manager and analyst for the Endowment Fund at Howard Hughes Medical Institute. He also worked as an analyst for value-oriented portfolios at Legg Mason Capital Management. Sam began his career in the investment industry in 1978. He received a BS from Cornell University and an MBA from New York University. Sam is a member of the Association of Insurance and Financial Analysts.	Stuart A. Lippe

Gordon Telfer
Managing Director, Senior Portfolio Manager
Gordon Telfer is a senior portfolio manager on Voyageur’s growth equity team and the Tamarack SMID Cap Growth Fund. He joined Voyageur in 2003 from Alliance Capital Management where he was a senior portfolio manager and a member of Alliance’s Investment Policy Group. Prior to Alliance, he worked for Scudder Kemper Investments as senior vice president and global strategist and spokesperson for Scudder Kemper’s U.S. and International Portfolio Management Group. Gordon began his career in the investment industry in 1986 at Murray Johnstone International in portfolio management. He has spoken at numerous regional and national conferences on portfolio management and been a guest on CNBC. A native of Glasgow, Scotland, Gordon received his Stock Exchange Diploma from the Herriott Watt University, Edinburgh, Scotland.	Gordon Telfer

 PERFORMANCE SUMMARY

Average Annual Total Returns as of September 30, 2007

Tamarack Large Cap Growth Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (a)	Net Expense Ratio*	Gross Expense Ratio*

Class A (g)
- Including Maximum Sales Charge of 5.75%	7.99%	5.85%	9.09%	1.96%	7.41%
- At Net Asset Value	14.56%	7.95%	10.38%	2.56%	7.78%	1.25%	1.68%
Class C (h)
- Including Contingent Deferred Sales Charge of 1.00%	12.71%	7.13%	9.55%	1.79%	6.98%
- At Net Asset Value	13.71%	7.13%	9.55%	1.79%	6.98%	2.00%	2.18%
Class I (g)	14.85%	8.23%	10.64%	2.82%	8.14%	1.00%	1.18%
Class R (h)	14.30%	7.66%	10.10%	2.30%	7.51%	1.50%	1.68%
Class S (i)	14.85%	8.23%	10.64%	2.82%	8.14%	1.10%	1.18%
Russell 1000 Growth Index**	19.35%	12.20%	13.84%	4.06%	10.17%

Tamarack Mid Cap Growth Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (a)	Net Expense Ratio*	Gross Expense Ratio*

Class A (g)
- Including Maximum Sales Charge of 5.75%	7.95%	10.63%	12.39%	8.23%	12.78%
- At Net Asset Value	14.52%	12.84%	13.73%	8.87%	13.18%	1.35%	1.73%
Class C (h)
- Including Contingent Deferred Sales Charge of 1.00%	12.73%	12.02%	12.90%	8.07%	12.34%
- At Net Asset Value	13.73%	12.02%	12.90%	8.07%	12.34%	2.10%	2.23%
Class I (g)	14.89%	13.16%	14.03%	9.17%	13.53%	1.10%	1.23%
Class R (h)	14.30%	12.58%	13.45%	8.60%	12.90%	1.60%	1.73%
Class S (i)	14.88%	13.19%	14.05%	9.18%	13.53%	1.10%	1.23%
Russell Midcap Growth Index	21.22%	17.01%	20.39%	7.47%	12.40%

 PERFORMANCE SUMMARY

Tamarack SMID Cap Growth Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (b)	Net Expense Ratio*	Gross Expense Ratio*

Class A (g)
- Including Maximum Sales Charge of 5.75%	4.31%	7.54%	12.75%	6.65%	10.88%
- At Net Asset Value	10.64%	9.68%	14.08%	7.28%	11.39%	1.68%	3.08%
Class C (h)
- Including Contingent Deferred Sales Charge of 1.00%	8.77%	8.83%	13.22%	6.48%	10.55%
- At Net Asset Value	9.77%	8.83%	13.22%	6.48%	10.55%	2.43%	3.58%
Class I (g)	10.87%	9.94%	14.36%	7.53%	11.69%	1.43%	2.58%
Class R (h)	10.34%	9.38%	13.77%	7.00%	11.10%	1.93%	3.08%
Class S (i)	10.88%	9.92%	14.34%	7.53%	11.69%	1.43%	2.58%
Russell 2500 Growth Index**	21.27%	16.06%	19.82%	5.96%	10.13%
Russell 2000 Growth Index**	18.94%	14.10%	18.70%	3.65%	7.68%

Tamarack Enterprise Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (c)	Net Expense Ratio*	Gross Expense Ratio*

Class A (j)
- Including Maximum Sales Charge of 5.75%	5.94%	9.59%	16.88%	8.75%	12.31%
- At Net Asset Value	12.40%	11.77%	18.28%	9.40%	12.59%	1.33%	1.77%
Class C (j)
- Including Contingent Deferred Sales Charge of 1.00%	10.50%	10.91%	17.39%	8.58%	11.75%
- At Net Asset Value	11.50%	10.91%	17.39%	8.58%	11.75%	2.08%	2.27%
Class I (k)	12.62%	12.04%	18.58%	9.68%	12.87%	1.08%	1.27%
Class R (j)	12.06%	11.48%	17.98%	9.12%	12.31%	1.58%	1.77%
Class S	12.62%	12.03%	18.58%	9.67%	12.87%	1.08%	1.27%
Russell 2000 Index **	12.34%	13.36%	18.75%	7.22%	10.29%
Russell 2000 Value Index **	6.09%	12.51%	18.70%	10.07%	12.74%

 PERFORMANCE SUMMARY

Tamarack Small Cap Core Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (d)	Net Expense Ratio*	Gross Expense Ratio*

Class A (j)
- Including Maximum Sales Charge of 5.75%	5.42%	9.26%	15.81%	8.00%	11.66%
- At Net Asset Value	11.86%	11.44%	17.20%	8.64%	12.06%	1.55%	2.15%
Class C (j)
- Including Contingent Deferred Sales Charge of 1.00%	10.01%	10.62%	16.32%	7.84%	11.23%
- At Net Asset Value	11.01%	10.62%	16.32%	7.84%	11.23%	2.30%	2.65%
Class I (l)	12.07%	11.69%	12.47%	8.90%	12.34%	1.30%	1.65%
Class R (j)	11.52%	11.14%	16.88%	8.36%	11.78%	1.80%	2.15%
Class S	12.10%	11.70%	17.48%	8.91%	12.34%	1.30%	1.65%
Russell 2000 Index **	12.34%	13.36%	18.75%	7.22%	11.50%

Tamarack Value Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (e)	Net Expense Ratio*	Gross Expense Ratio*

Class A (j)
- Including Maximum Sales Charge of 5.75%	7.35%	9.09%	11.09%	4.85%	11.53%
- At Net Asset Value	13.91%	11.27%	12.42%	5.47%	11.82%	1.28%	1.72%
Class C (j)
- Including Contingent Deferred Sales Charge of 1.00%	12.03%	10.44%	11.57%	4.68%	10.98%
- At Net Asset Value	13.03%	10.44%	11.57%	4.68%	10.98%	2.03%	2.22%
Class R (j)	13.63%	10.99%	12.13%	5.21%	11.54%	1.53%	1.72%
Class S	14.19%	11.55%	12.70%	5.73%	12.09%	1.03%	1.22%
Russell 1000 Value Index **	14.45%	15.25%	18.07%	8.80%	13.69%

 PERFORMANCE SUMMARY

Tamarack Microcap Value Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (f)	Net Expense Ratio*	Gross Expense Ratio*

Class A (j)
- Including Maximum Sales Charge of 5.75%	1.50%	11.00%	18.10%	10.51%	10.49%
- At Net Asset Value	7.68%	13.22%	19.50%	11.17%	10.82%	1.32%	1.73%
Class C (j)
- Including Contingent Deferred Sales Charge of 1.00%	5.89%	12.38%	18.62%	10.35%	9.99%
- At Net Asset Value	6.89%	12.38%	18.62%	10.35%	9.99%	2.07%	2.23%
Class R (j)	7.42%	12.93%	19.20%	10.89%	10.54%	1.57%	1.73%
Class S	7.95%	13.50%	19.81%	11.45%	11.09%	1.07%	1.23%
Russell 2000 Value Index **	6.09%	12.51%	18.70%	10.07%	11.79%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to the most recent month-end go to www.voyageur.net.

*The expense ratios are from the Funds’ prospectus dated January 29, 2007. Additional information pertaining to the Funds’ expense ratios as of September 30, 2007 can be found in the financial highlights.

**Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

(a)	The since inception date (commencement of operations) of the Fund is December 31, 1990.
(b)	The since inception date (commencement of operations) of the Fund is January 1, 1995.
(c)	The since inception date (commencement of operations) of the Fund is December 2, 1983.
(d)	The since inception date (commencement of operations) of the Fund is August 5, 1991.
(e)	The since inception date (commencement of operations) of the Fund is September 30, 1984.
(f)	The since inception date (commencement of operations) of the Fund is September 10, 1987.
(g)	The performance in the table reflects the performance of the former RBC Funds, the predecessors to the Tamarack Funds. The quoted performance of the Funds include the performance of a common trust fund (“CTF”) account advised by the Adviser (including its predecessor) and managed the same as the Fund in all material respects, for periods dating prior to the Fund’s commencement of operations (October 1, 1996 for the Large Cap Growth Fund, June 1, 1994 for the Mid Cap Growth Fund, and May 2, 1997 for the SMID Cap Growth Fund), as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. Each CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If each CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).
(h)	The inception date for Class C and Class R Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class A Shares of the Fund, adjusted to reflect the fees and expenses of Class C and Class R Shares, as applicable (and where applicable, the maximum sales charges of the Class C Shares).
(i)	The inception date for Class S Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class I Shares of the Fund, adjusted to reflect the fees and expenses of Class S Shares.
(j)	The inception date for Class A, Class C and Class R Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S Shares of the Fund, adjusted to reflect the fees and expenses of Class A, Class C and Class R Shares, as applicable (and where applicable, the maximum sales charges of the Class A and Class C Shares).
(k)	The inception date for Class I Shares of the Fund is September 30, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S Shares of the Fund, adjusted to reflect the fees and expenses of Class I Shares, as applicable.

 PERFORMANCE SUMMARY

(l)	The inception date for Class I Shares of the Fund is August 2, 2007. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S Shares of the Fund, adjusted to reflect the fees and expenses of Class I Shares, as applicable.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid cap companies in the Russell 3000 Index, which have higher price-to-book ratios and higher forecasted growth rates.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of U.S. large cap companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index is an unmanaged index that measures the performance of U.S. large cap companies in the Russell 3000 Index, which have lower price-to-book ratios and lower forecasted growth rates.

The Russell 2000 Growth Index is an unmanaged index that measures the performance of U.S. small cap companies in the Russell 2000 Index, which have higher price-to-book ratios and higher forecasted growth rates.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth rates.

The Russell 2000 Index is an unmanaged index that measures the performance of U.S. small cap companies in the Russell 3000 Index.

The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

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 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Large Cap Growth Fund

Investment Objective

Seeks long-term growth by purchasing high-quality, larger capitalization companies that display consistent earnings growth and superior financial characteristics. Utilizing fundamental research, the Fund employs a bottom-up approach and strict risk controls to build a diversified portfolio of stocks that offer above average expected growth with lower than average market risk.

Performance

For the twelve-month period ending September 30, 2007, the Fund had a total return of 14.56% (Class A, at net asset value). That compares to a total return of 19.35% for the Russell 1000 Growth Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•	Stock selection in the Industrials sector (United Technologies, Danaher, General Electric, Precision Castparts) and Information Technology sector (Cisco Systems, Apple, eBay, Adobe Systems, Paychex) made a positive contribution.
•	The top three individual stocks, ranked by return contribution, were Cisco Systems (computer network products), 44.2%, Apple (information technology), 99.4% and Johnson Controls (building efficiency, automotive and power solutions), 64.6%.
•	A slight overweight allocation to the Energy sector, the second best performing sector with a return of 45.4%, delivered a positive contribution.

Factors That Detracted From Relative Returns

•	The first six months of the period continued to be a challenging environment for our investment approach. However more recently, consistent growth companies that we own in the Fund began to be rewarded as fundamentals and increased volatility forced investors to rethink their more aggressive investment strategies.
•	In addition to the market headwinds, portfolio returns were hurt by a small number of stocks primarily in the Materials and Consumer Discretionary sectors.
•	Stock selection in Materials was the largest detractor to returns. Ecolab (specialty chemicals) with a return of 10.2% lagged both its sector and the Russell 1000 Growth benchmark.
•	In the Consumer Discretionary sector, Starbucks (restaurants), -23.1%, and McGraw Hill (financial services, education, business services), -12.3%, underperformed.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Large Cap Growth Fund

Investment Objective

Long-term capital appreciation.

Benchmark

Russell 1000 Growth Index

Asset Allocation
(% of fund’s investments excluding securities lending collateral) & Top Five Industries (% of fund’s net assets)

Top Five Industries
Information Technology	24.1%
Industrials	19.1%
Healthcare	14.2%
Consumer Discretionary	11.0%
Consumer Staples	11.0%

Top Ten Holdings
(as of 9/30/07)
(% of fund’s net assets)

Cisco Systems, Inc.	4.73%
General Electric Co.	4.10%
Proctor & Gamble Co.	4.09%
Danaher Corp.	3.99%
PepsiCo, Inc.	3.65%
United Technologies Corp.	3.52%
Adobe Systems, Inc.	3.51%
CME Group, Inc.	3.29%
Paychex, Inc.	3.24%
Walgreen Co.	3.22%

*A listing of all portfolio holdings can be found on page 62.

Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class A shares including the maximum sales charge of 5.75%. The quoted performance of the Fund includes performance of certain collective trust funds (“Commingled Accounts”) advised by Centura Bank prior to the establishment of the Fund on October 1, 1996. On that date, the assets of the Commingled Accounts were equivalent in all material aspects to those of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the “1940 Act”), and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts’ performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, their performance has been adjusted to reflect the Fund’s estimated expenses at the time of its inception, which was 1.00% of average daily net assets for Class A. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Mid Cap Growth Fund

Investment Objective

Seeks long-term growth by primarily investing in high quality, mid capitalization companies that display consistent earnings growth and superior financial characteristics. Utilizing fundamental research, the Fund employs a bottom-up approach and strict risk controls to build a diversified portfolio of stocks that offer above average expected growth with lower than average market risk.

Performance

For the twelve-month period ending September 30, 2007, the Fund had a total return of 14.52% (Class A, at net asset value). That compares to a total return of 21.22% for the Russell Midcap Growth Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•	Stock selection in the Information Technology sector (FactSet Research, CDW, Ansys, DST Systems) and Materials (Albemarle) made the greatest contribution to total returns.
•	The top three individual stocks, ranked by return contribution, were Roper Industries (industrial products), 46.4%, Precision Castparts (aerospace products), 134.3% and Smith International (oil well equipment), 84.0%.
•	An overweight allocation to the Industrials sector, an outperforming sector with a return of 31.6%, added 70 basis points to total returns. In addition, an underweight allocation to Consumer Staples, an underperforming sector, delivered a positive contribution.

Factors That Detracted From Relative Returns

•	The Fund’s investment approach continued to face a challenging environment during the first six months of the period. However more recently, consistent growth companies that we own in the Fund began to be rewarded as fundamentals and increased volatility forced investors to rethink their more aggressive investment strategies.
•	On reviewing the twelve month period, stock selection in Health Care (Varian Medical Systems, Omnicare), Financials (Legg Mason, East West Bancorp, Zions Bancorp) and Consumer Discretionary (Coldwater Creek, E.W. Scripps, Pool, Chico’s FAS) negatively impacted Fund returns.
•	Through stock selection, the Fund had an underweight allocation to the Energy sector which produced the strongest sector returns, 45.9%. The Fund’s underweighting detracted 78 basis points from total returns.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Mid Cap Growth Fund

Investment Objective

Long-term capital appreciation.

Benchmark

Russell Midcap Growth Index

Asset Allocation
(% of fund’s investments excluding securities lending collateral) & Top Five Industries (% of fund’s net assets)

Top Five Industries
Industrials	27.0%
Information Technology	20.8%
Healthcare	17.8%
Consumer Discretionary	17.2%
Financials	5.3%

Top Ten Holdings
(as of 9/30/07)
(% of fund’s net assets)

Roper Industries, Inc.	4.53%
Stericycle, Inc.	3.65%
Chattem, Inc.	3.50%
FactSet Research Systems, Inc.	3.28%
ANSYS, Inc.	3.25%
Smith International, Inc.	3.10%
LKQ Corp.	2.96%
VCA Antech, Inc.	2.89%
Expeditors International of Washington, Inc.	2.79%
Precision Castparts Corp.	2.76%

*A listing of all portfolio holdings can be found on page 63.

Growth of $10,000 Initial
Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class A shares including the maximum sales charge of 5.75%. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack SMID Cap Growth Fund

Investment Objective

Invests in a diversified portfolio of high-quality, small and mid capitalization companies. Utilizing fundamental research, the Fund seeks to identify profitable companies, selling at reasonable valuations with the most potential for long-term capital appreciation and less than average market risk.

Performance

For the twelve-month period ending September 30, 2007, the Fund had a total return of 10.63% (Class A, at net asset value). That compares to a total return of 21.27% for the Russell 2500 Growth Index, the Fund’s primary benchmark.

As of March 9, 2007, the Fund expanded its Portfolio Management team and its allowable universe of eligible securities. The following commentary refers to the period following March 9, 2007 through the end of the fiscal year on September 30, 2007.

Factors That Made Positive Contributions

•	The Fund’s relative performance was strongest due to stock selection in the Energy, Industrials and Consumer Staples sectors.
•	Stock selection in the Energy sector made the greatest contribution to total returns, adding 100 basis points.
•	In the Industrials sector, stock selection helped contribute 90 basis points to returns.
•	Stock selection in the Consumer Staples sector added 46 basis points to Fund performance.

Factors That Detracted From Relative Returns

•	An overweight allocation as well as stock selection in the Financials sector detracted 109 basis points from the Fund’s relative performance.
•	Stock selection in the Information Technology sector detracted 71 basis points from performance.
•	The Fund’s overweight sector allocation and stock selection in the Consumer Discretionary sector detracted 68 basis points from total returns.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack SMID Cap Growth Fund

Investment Objective

Long-term capital appreciation.

Benchmark

Russell 2500 Growth Index

Asset Allocation
(% of fund’s investmentsexcluding securities lending collateral) & Top Five Industries (% of fund’s net assets)

Top Five Industries
Information Technology	23.9%
Healthcare	21.1%
Industrials	18.3%
Consumer Discretionary	17.6%
Financials	7.7%

Top Ten Holdings
(as of 9/30/07)
(% of fund’s net assets)

Stericycle, Inc.	3.41%
DST Systems, Inc.	3.30%
FactSet Research Systems, Inc.	3.30%
ANSYS, Inc.	3.25%
Smith International, Inc.	3.23%
Express Scripts, Inc.	3.06%
Dick’s Sporting Goods, Inc.	2.97%
Chattem, Inc.	2.92%
Roper Industries, Inc.	2.83%
Expeditors International of Washington, Inc.	2.82%

*A listing of all portfolio holdings can be found beginning on page 64.

Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a ten year period and is based on Class A shares including the maximum sales charge of 5.75%. The quoted performance of the Fund includes performance of certain collective trust funds (“Commingled Accounts”) advised by Centura Bank prior to the establishment of the Fund on May 2, 1997. On that date, the assets of the Commingled Accounts were equivalent in all material aspects to those of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the “1940 Act”), and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts’ performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, their performance has been adjusted to reflect the Fund’s estimated expenses at the time of its inception, which was 1.50% of average daily net assets for Class A. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Enterprise Fund

Investment Objective

Invests in profitable, established small companies that are dominant in their industries. By selecting undervalued companies with small market capitalizations, this Fund strives to achieve growth with greater price stability than many other small stock funds.

Performance

For the twelve-month period ending September 30, 2007, the Fund had a total return of 12.40% (Class A, at net asset value). That compares to a total return of 12.34% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•	During the period, an overweight sector allocation in Industrials and Materials, the two strongest performing sectors, contributed approximately 100 basis points each in positive performance versus the Fund’s benchmark (Russell 2000 Index). An underweight sector allocation in Financials, the worst performing economic sector in the Russell 2000 Index, also contributed about 100 basis points to relative performance.
•	Stock selection in the Information Technology sector added slightly over 200 basis points to relative performance. The largest contributors to performance were Covansys, up 98%, which was acquired by another company and Comtech Telecommunications, up 60%, a maker of telecommunications equipment for commercial and defense markets.
•	Stock selection in the Health Care sector added approximately 150 basis points to relative performance. HMS Holdings, a health care cost containment service provider, gained 95% and was the strongest stock in the sector.

Factors That Detracted From Relative Returns

•	Overweight sector allocation in the underperforming Consumer Discretionary sector detracted approximately 50 basis points in relative performance, while adverse stock selection detracted about 150 basis points relative to the Fund’s benchmark. Casual Male Retail Group, an apparel retailer, lost 35% and McCormick & Schmick’s Seafood Restaurants, down 23%, were among the portfolio’s weaker holdings in the sector.
•	Stock selection in the Industrials sector detracted about 150 basis points in relative performance. Within the sector, SAIA, a trucking company, lost 49% and was among the weakest performers as transport volumes slowed.
•	Stock selection in the Financials sector hurt relative performance by approximately 70 basis points. Banks were particularly weak performers and Dearborn Bancorp, a Michigan bank, was down 43% and among the weakest holdings in the sector.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Enterprise Fund

Investment Objective

Long-term growth of capital.

Benchmark

Russell 2000 Index

Asset Allocation
(% of fund’s investments excluding securities lending collateral) & Top Five Industries (% of fund’s net assets)

Top Five Industries
Industrials	25.1%
Consumer Discretionary	19.3%
Information Technology	13.8%
Financials	12.6%
Materials	10.4%

Top Ten Holdings
(as of 9/30/07)
(% of fund’s net assets)

Movado Group, Inc.	4.49%
Steinway Musical Instruments, Inc.	3.91%
EDO Corp.	3.74%
HMS Holdings Corp.	3.43%
Comtech Telecommunications Corp.	3.22%
EMS Technologies, Inc.	2.89%
Penford Corp.	2.56%
ASTA Funding, Inc.	2.56%
Universal Stainless & Alloy Products, Inc.	2.22%
Columbus McKinnon Corp.	2.20%

*A listing of all portfolio holdings can be found beginning on page 65.

Growth of $10,000 Initial
Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class A shares including the maximum sales charge of 5.75%. The inception date for Class A shares of the Fund is April 19, 2004. All performance shown for Class A shares prior to the inception date is based on the performance of the Class S shares of the Fund, adjusted to reflect the fees, expenses and maximum sales charges of Class A shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Small Cap Core Fund

Investment Objective

Invests in profitable, established small companies that are dominant in their industries. By selecting undervalued growth companies with small to mid-size market capitalizations, this Fund strives to achieve growth with greater price stability than many other small stock funds.

Performance

For the twelve-month period ending September 30, 2007, the Fund had a total return of 11.86% (Class A, at net asset value). That compares to a total return of 12.34% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•	An underweight sector allocation in Financials, the worst performing economic sector in the Russell 2000 Index for the period, contributed approximately 140 basis points to portfolio performance. A decision to underweight exposure to banks in the portfolio boosted performance throughout the fiscal year.
•	Overweight sector allocation in the Industrials sector contributed approximately 100 basis points to performance. Exposure to international as well as domestic markets helped the performance of many portfolio holdings in the sector.
•	Stock selection in the Health Care sector added almost 100 basis points in relative performance. Inverness Medical, a medical diagnostics company, produced a return of 59% during the period and added approximately 150 basis points to portfolio performance.
•	Stock selection in the Telecommunications Services sector added approximately 50 basis points to relative performance. Premiere Global Services was the strongest holding in the sector, gaining 46% during the period.

Factors That Detracted From Relative Returns

•	Stock selection in the Consumer Discretionary sector detracted almost 190 basis points in relative performance versus the Fund’s benchmark. Two retailers, Stein Mart and Casual Male Retail Group, cost the portfolio a combined 140 basis points in performance over the period.
•	Stock selection in the Materials sector, the best performing sector in the Russell 2000 Index, detracted approximately 200 basis points from performance. The Fund had less exposure to raw commodity producers than the Index which was among the best performing stocks in the sector. Also, Intertape Polymer Group, which makes packaging products, lost 55% and detracted almost 100 basis points in performance.
•	Stock selection in the strong Energy sector detracted approximately 90 basis points in relative performance. Basic Energy, an oil and gas services company, lost 14% in a sector that was up 24% for the period.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Small Cap Core Fund

Investment Objective

Long-term growth of capital.

Benchmark

Russell 2000 Index

Asset Allocation
(% of fund’s investments excluding securities lending collateral) & Top Five Industries (% of fund’s net assets)

Top Five Industries
Industrials	20.8%
Consumer Discretionary	18.7%
Financials	15.5%
Healthcare	14.1%
Information Technology	9.7%

Top Ten Holdings
(as of 9/30/07)
(% of fund’s net assets)

Inverness Medical Innovations, Inc.	4.04%
Interface, Inc.	3.95%
Gardner Denver, Inc.	3.81%
Steinway Musical Instruments, Inc.	3.59%
Movado Group, Inc.	3.44%
Carlisle Co.	3.12%
Polymedica Corp.	2.72%
Comtech Telecommunications Corp.	2.59%
Manitowoc Co., Inc. (The)	2.43%
ASTA Funding, Inc.	2.27%

*A listing of all portfolio holdings can be found beginning on page 67.

Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class A shares including the maximum sales charge of 5.75%. The inception date for Class A shares of the Fund is April 19, 2004. All performance shown for Class A shares prior to the inception date is based on the performance of the Class S shares of the Fund, adjusted to reflect the fees, expenses and maximum sales charges of Class A shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Value Fund

Investment Objective

Seeks long-term growth by purchasing larger capitalization companies that are unpopular and undervalued based on their earnings, assets and/or dividends. The Fund’s goal is to invest in stocks that offer above-average potential for growth in principal and income based on their fundamental characteristics.

Performance

For the twelve-month period ending September 30, 2007, the Fund had a total return of 13.91% (Class A, at net asset value). That compares to a total return of 14.45% for the Russell 1000 Value Index, the Fund’s primary benchmark.

On January 5, 2007, Voyageur acquired Freedom Capital Management, LLC. This acquisition allowed Voyageur to gain a new expanded team of portfolio managers to manage the Tamarack Value Fund. The following commentary refers to the time period from February 2007, when the new team took over the portfolio management, through September 2007.

Factors That Made Positive Contributions

•	During the period, strong stock selection along with the Fund’s sector neutral approach, made positive contributions to performance.
•	Stock selection was strongest in the Materials (Alcoa, gain of 69% and Freeport-McMoran, gain of 43%) and Financials (Aflac, gain of 24%) sectors.
•	A defensive sector allocation in Financials and Consumer Discretionary added to the Fund’s relative allocation performance.
•	Additional Fund holdings with strong performance during the period included Goodrich, up 23%, Exelon, up 29% and Apache, up 29%.

Factors That Detracted From Relative Returns

•	In the Information Technology sector, stock selection (Tellabs) detracted from relative selection returns. Tellabs was sold from the portfolio.
•	Stock selection (Macy’s) in the Consumer Discretionary sector detracted from Fund performance.
•	Another stock selection which negatively impacted performance was CBL & Associates. This holding was hurt by the tightening in real estate financing and was sold from the portfolio.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Value Fund

Investment Objective

Long-term growth of capital and income.

Benchmark

Russell 1000 Value Index

Asset Allocation
(% of fund’s investments excluding securities lending collateral) & Top Five Industries (% of fund’s net assets)

Top Five Industries
Financials	31.5%
Energy	14.5%
Industrials	12.4%
Consumer Staples	9.6%
Consumer Discretionary	5.8%

Top Ten Holdings
(as of 9/30/07)
(% of fund’s net assets)

General Electric Co.	5.66%
Exxon Mobil Corp.	4.47%
Bank of America Corp.	3.42%
AFLAC, Inc.	2.57%
AT & T, Inc.	2.57%
Coca-Cola Co.	2.57%
Apache Corp.	2.54%
Citigroup, Inc.	2.52%
JPMorgan Chase & Co.	2.12%
U.S. Bancorp	2.11%

*A listing of all portfolio holdings can be found beginning on page 69.

Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class A shares including the maximum sales charge of 5.75%. The inception date for Class A shares of the Fund is April 19, 2004. All performance shown for Class A shares prior to the inception date is based on the performance of the Class S shares of the Fund, adjusted to reflect the fees, expenses and maximum sales charges of Class A shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Microcap Value Fund

Investment Objective

Invests in a diversified portfolio of the smallest companies that have been neglected by institutional shareholders. Utilizing a quantitative process to identify value-oriented investments, the Fund strives to achieve long-term growth while offering shareholders some protection from market declines and fluctuations.

Performance

For the twelve-month period ending September 30, 2007, the Fund had a total return of 7.68% (Class A, at net asset value). That compares to a total return of 6.09% for the Russell 2000 Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•	Both stock selection and sector allocation contributed strongly to relative returns versus the Fund’s benchmark (Russell 2000 Value Index). Total contribution to relative returns from selection and allocation during the period was 322 basis points.
•	Overall, the top three sectors were Industrials, Financials and Consumer Staples. Both allocation and stock selection in each of these sectors made a positive contribution versus the benchmark.
•	Including both allocation and selection, Industrials added 226 basis points, Financials added 184 basis points and Consumer Staples added 95 basis points during the period.

Factors That Detracted From Relative Returns

•	Overall, including both selection and allocation, Consumer Discretionary and Materials were the weakest groups in the Fund’s portfolio.
•	An overweight allocation in the Consumer Discretionary, the second poorest performing sector, detracted from performance.
•	An underweight allocation to Materials, the best performing sector, detracted slightly from relative returns.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Microcap Value Fund

Investment Objective

Long-term growth of capital.

Benchmark

Russell 2000 Value Index

Asset Allocation
(% of fund’s investments excluding securities lending collateral) & Top Five Industries (% of fund’s net assets)

Top Five Industries
Consumer Discretionary	17.7%
Financials	19.4%
Industrials	17.4%
Consumer Staples	8.5%
Information Technology	9.4%

Top Ten Holdings
(as of 9/30/07)
(% of fund’s net assets)

iShares Russell Microcap Index Fund	2.03%
Excel Maritime Carriers Ltd. ADR	0.94%
HEICO Corp., Class A	0.87%
Credit Acceptance Corp.	0.78%
EDO Corp.	0.77%
AMCOL International Corp.	0.77%
Midland Co.	0.75%
DJ Orthopedics, Inc.	0.70%
Consolidated Graphics, Inc.	0.67%
Robbins & Myers, Inc.	0.66%

*A listing of all portfolio holdings can be found beginning on page 71.

Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class A shares including the maximum sales charge of 5.75%. The inception date for Class A shares of the Fund is April 19, 2004. All performance shown for Class A shares prior to the inception date is based on the performance of the Class S shares of the Fund, adjusted to reflect the fees, expenses and maximum sales charges of Class A shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

 FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2007

	Tamarack Large Cap Growth Fund	Tamarack Mid Cap Growth Fund	Tamarack SMID Cap Growth Fund	Tamarack Enterprise Fund

Assets:
Investments, at value (cost $96,640,157; $86,076,459; $8,591,953 and $257,779,888, respectively)	$120,060,659	$113,608,491	$10,462,289	$348,622,567
Interest and dividends receivable	83,636	11,636	3,376	157,892
Receivable for capital shares issued	6,794	154,798	33,831	206,438
Receivable for investments sold	-	1,916,514	102,503	504,064
Prepaid expenses	22,168	22,510	20,194	26,153

Total Assets	120,173,257	115,713,949	10,622,193	349,517,114

Liabilities:
Payable for capital shares redeemed	101,325	9,364	15,296	82,240
Payable for investments purchased	1,182,825	2,729,908	146,006	2,692,788
Accrued expenses and other payables:
Investment advisory fees	86,833	93,004	12,755	247,794
Administration fees	9,569	9,098	847	28,389
Trustee fees	83	83	83	83
Distribution fees	926	8,149	1,119	5,855
Other	102,837	101,387	49,118	155,441

Total Liabilities	1,484,398	2,950,993	225,224	3,212,590

Net Assets	$118,688,859	$112,762,956	$10,396,969	$346,304,524

Net Assets Consist Of:
Capital	$122,341,783	$76,709,270	$7,295,720	$215,650,929
Undistributed net investment income (loss)	-	-	-	1,044,983
Accumulated net realized gains (losses) from investment transactions	(27,073,426)	8,521,654	1,230,913	38,765,933
Net unrealized appreciation (depreciation) on investments	23,420,502	27,532,032	1,870,336	90,842,679

Net Assets	$118,688,859	$112,762,956	$10,396,969	$346,304,524

Net Assets:
Class A	$4,458,056	$33,887,092	$5,048,653	$18,932,857
Class I	1,033,541	75,721,480	4,884,773	43,096,270
Class C	38,643	1,264,841	31,502	2,355,612
Class R	11,358	11,737	70,560	53,200
Class S	113,147,261	1,877,806	361,481	281,866,585

Total	$118,688,859	$112,762,956	$10,396,969	$346,304,524

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	358,775	2,438,341	469,869	732,264
Class I	81,959	5,271,369	437,999	1,651,151
Class C	3,190	93,473	3,034	93,892
Class R	922	852	6,652	2,079
Class S	8,971,563	130,616	32,454	10,802,844

Total	9,416,409	7,934,651	950,008	13,282,230

 FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

	Tamarack Large Cap Growth Fund		Tamarack Mid Cap Growth Fund		Tamarack SMID Cap Growth Fund	Tamarack Enterprise Fund

Net Asset Values and Redemption Price per Share:
Class A (a)	$12.43		$13.90		$10.74	$25.86

Class I	$12.61		$14.36		$11.15	$26.10

Class C (b)	$12.11		$13.53		$10.38	$25.09

Class R	$12.31	(c)	$13.77	(d)	$10.61	$25.59

Class S	$12.61		$14.38		$11.14	$26.09

Maximum Offering Price Per Share:
Class A	$13.19		$14.75		$11.40	$27.44

Maximum Sales Charge - Class A	5.75%		5.75%		5.75%	5.75%

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected.
(b)	For Class C shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase. Such reduction is not reflected.
(c)	Net asset value is calculated using unrounded net assets of $11,357.55 divided by the unrounded shares of 922.37.
(d)	Net asset value is calculated using unrounded net assets of $11,737.06 divided by the unrounded shares of 852.20.

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2007

	Tamarack Small Cap Core Fund	Tamarack Value Fund	Tamarack Microcap Value Fund

Assets:
Investments, at value (cost $48,180,008; $233,213,299 and $302,792,691, respectively)	$68,047,683	$272,505,835	$368,063,197
Interest and dividends receivable	47,484	468,179	266,155
Receivable for capital shares issued	27,799	33,724	942,429
Receivable for investments sold	82,700	-	-
Prepaid expenses	25,891	22,816	23,211

Total Assets	68,231,557	273,030,554	369,294,992

Liabilities:
Payable for capital shares redeemed	1,887	64,682	2,499,529
Payable for investments purchased	233,499	2,702,176	-
Accrued expenses and other payables:
Investment advisory fees	65,224	164,007	148,160
Administration fees	5,537	21,827	30,098
Trustee fees	83	84	84
Distribution fees	766	119	12,225
Other	64,751	177,994	141,042

Total Liabilities	371,747	3,130,889	2,831,138

Net Assets	$67,859,810	$269,899,665	$366,463,854

Net Assets Consist Of:
Capital	$38,137,349	$148,532,652	$276,655,373
Undistributed net investment income (loss)	84,225	3,787,112	444,496
Accumulated net realized gains (losses) from investment transactions	9,770,561	78,287,365	24,093,479
Net unrealized appreciation (depreciation) on investments	19,867,675	39,292,536	65,270,506

Net Assets	$67,859,810	$269,899,665	$366,463,854

Net Assets:
Class A	$1,401,312	$506,702	$43,003,559
Class I	102,052	-	-
Class C	570,082	19,943	3,981,198
Class R	15,795	4,547	532,349
Class S	65,770,569	269,368,473	318,946,748

Total	$67,859,810	$269,899,665	$366,463,854

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	44,173	11,776	1,924,807
Class I	3,195	-	-
Class C	18,472	470	182,483
Class R	502	106	23,964
Class S	2,058,935	6,246,313	14,195,567

Total	2,125,277	6,258,665	16,326,821

 FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

	Tamarack Small Cap Core Fund		Tamarack Value Fund		Tamarack Microcap Value Fund

Net Asset Values and Redemption Price per Share:
Class A (a)	$31.72		$43.03		$22.34

Class I	$31.94		$-		$-

Class C (b)	$30.86		$42.41	(d)	$21.82

Class R	$31.44	(c)	$42.90		$22.21

Class S	$31.94		$43.12		$22.47

Maximum Offering Price Per Share:
Class A	$33.66		$45.66		$23.70

Maximum Sales Charge - Class A	5.75%		5.75%		5.75%

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected.
(b)	For Class C shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase. Such reduction is not reflected.
(c)	Net asset value is calculated using unrounded net assets of $15,794.96 divided by the unrounded shares of 502.40.
(d)	Net asset value is calculated using unrounded net assets of $19,943.42 divided by the unrounded shares of 470.25.

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2007

	Tamarack Large Cap Growth Fund	Tamarack Mid Cap Growth Fund	Tamarack SMID Cap Growth Fund	Tamarack Enterprise Fund

Investment Income:
Interest income	$62,253	$52,667	$858	$570,220
Dividend income	1,141,892	584,296	47,527	4,228,110
Securities lending income (a)	10,618	31,468	-	314,578

Total Investment Income	1,214,763	668,431	48,385	5,112,908

Expenses:
Investment advisory fees	856,700	813,790	73,462	3,394,630
Administration fees	122,384	116,255	10,494	360,511
Distribution fees - Class A	22,894	200,694	27,101	98,154
Distribution fees - Class C	338	19,860	333	24,946
Distribution fees - Class R	53	54	226	261
Accounting fees	91,117	87,023	13,540	258,442
Custodian fees	4,014	2,926	4,188	9,825
Insurance fees	8,195	7,839	3,036	19,303
Legal fees	3,064	2,835	253	8,843
Audit fees	32,709	32,709	32,709	32,709
Registration and filing fees	32,176	35,838	34,439	37,319
Shareholder reports	65,543	28,506	13,919	97,938
Transfer agent fees	199,588	258,834	65,904	445,430
Trustees’ fees	22,417	22,417	22,417	22,417
Other fees	4,788	4,845	2,112	10,552

Total expenses before fee reductions	1,465,980	1,634,425	304,133	4,821,280
Expenses reduced by:
Adviser	(219,411)	(134,998)	(126,304)	(804,604)
Distributor	(11,447)	(100,347)	(13,551)	(49,077)

Net Expenses	1,235,122	1,399,080	164,278	3,967,599

Net Investment Income (Loss)	(20,359)	(730,649)	(115,893)	1,145,309

Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	6,927,557	8,568,754	1,376,842	40,636,549
Net change in unrealized appreciation (depreciation) on investments	9,960,006	8,098,332	(210,375)	1,256,799

Net realized/unrealized gains (losses) from investments	16,887,563	16,667,086	1,166,467	41,893,348

Change in net assets resulting from operations	$16,867,204	$15,936,437	$1,050,574	$43,038,657

(a)	For more information on Securities Lending, please see Footnote 2 in the Notes to Financial Statements.

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Operations (cont.)

For the Year Ended September 30, 2007

	Tamarack Small Cap Core Fund	Tamarack Value Fund	Tamarack Microcap Value Fund

Investment Income:
Interest income	$82,482	$183,724	$743,769
Dividend income	1,270,147	6,528,150	4,450,246
Securities lending income (a)	51,220	17,998	-

Total Investment Income	1,403,849	6,729,872	5,194,015

Expenses:
Investment advisory fees	782,216	2,397,318	3,219,175
Administration fees	70,245	282,034	357,682
Distribution fees - Class A	12,226	2,832	196,155
Distribution fees - Class C	5,261	234	34,381
Distribution fees - Class R	79	22	2,457
Accounting fees	55,694	202,936	268,084
Custodian fees	4,729	8,624	6,802
Insurance fees	5,407	15,747	14,105
Legal fees	1,839	7,276	10,423
Audit fees	29,884	32,708	32,708
Registration and filing fees	39,037	30,964	68,203
Shareholder reports	27,471	126,756	83,776
Transfer agent fees	97,101	411,215	461,382
Trustees’ fees	22,417	22,417	22,417
Other fees	3,682	8,459	9,407

Total expenses before fee reductions	1,157,288	3,549,542	4,787,157
Expenses reduced by:
Adviser	(226,504)	(642,307)	(726,642)
Distributor	(6,113)	(1,416)	(98,078)

Net Expenses	924,671	2,905,819	3,962,437

Net Investment Income (Loss)	479,178	3,824,053	1,231,578

Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	10,289,064	92,851,729	24,542,918
Net change in unrealized appreciation (depreciation) on investments	(2,756,144)	(58,909,477)	(2,895,030)

Net realized/unrealized gains (losses) from investments	7,532,920	33,942,252	21,647,888

Change in net assets resulting from operations	$8,012,098	$37,766,305	$22,879,466

(a)	For more information on Securities Lending, please see Footnote 2 in the Notes to Financial Statements.

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Tamarack Large Cap Growth Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(20,359)	$(43,633)
Net realized gains (losses) from investment transactions	6,927,557	7,321,698
Net change in unrealized appreciation (depreciation) on investments	9,960,006	(3,758,766)

Change in net assets resulting from operations	16,867,204	3,519,299

Distributions to Class A Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	-	-
Distributions to Class I Shareholders:
From net investment income	-	(928)
From net realized gains from investment transactions	-	-
Distributions to Class C Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	-	-
Distributions to Class R Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	-	-
Distributions to Class S Shareholders:
From net investment income	-	(62,129)
From net realized gains from investment transactions	-	-

Change in net assets resulting from shareholder distributions	-	(63,057)

Capital Transactions:
Proceeds from shares issued	1,497,179	1,940,383
Dividends reinvested	-	56,446
Cost of shares redeemed	(31,342,377)	(29,390,661)

Change in net assets resulting from capital transactions	(29,845,198)	(27,393,832)

Net increase (decrease) in net assets	(12,977,994)	(23,937,590)
Net Assets:
Beginning of period	131,666,853	155,604,443

End of period	$118,688,859	$131,666,853

Undistributed net investment income (loss)	$-	$-

Share Transactions:
Issued	130,073	175,817
Reinvested	-	4,982
Redeemed	(2,713,452)	(2,658,951)

Change in shares resulting from capital transactions	(2,583,379)	(2,478,152)

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Mid Cap Growth Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(730,649)	$(608,782)
Net realized gains (losses) from investment transactions	8,568,754	4,228,187
Net change in unrealized appreciation (depreciation) on investments	8,098,332	4,591,148

Change in net assets resulting from operations	15,936,437	8,210,553

Distributions to Class A Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	(1,156,808)	(855,699)
Distributions to Class I Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	(1,923,501)	(1,192,053)
Distributions to Class C Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	(59,163)	(7,302)
Distributions to Class R Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	(287)	(186)
Distributions to Class S Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	(44,185)	(28,062)

Change in net assets resulting from shareholder distributions	(3,183,944)	(2,083,302)

Capital Transactions:
Proceeds from shares issued	12,165,419	27,231,648
Dividends reinvested	3,121,844	2,033,557
Cost of shares redeemed	(35,880,188)	(24,717,145)

Change in net assets resulting from capital transactions	(20,592,925)	4,548,060

Net increase (decrease) in net assets	(7,840,432)	10,675,311
Net Assets:
Beginning of period	120,603,388	109,928,077

End of period	$112,762,956	$120,603,388

Undistributed net investment income (loss)	$-	$-

Share Transactions:
Issued	912,312	2,065,479
Reinvested	250,032	158,873
Redeemed	(2,724,755)	(1,970,247)

Change in shares resulting from capital transactions	(1,562,411)	254,105

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack SMID Cap Growth Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$(115,893)	$(138,004)
Net realized gains (losses) from investment transactions	1,376,842	767,278
Net change in unrealized appreciation (depreciation) on investments	(210,375)	(167,322)

Change in net assets resulting from operations	1,050,574	461,952

Distributions to Class A Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	(366,850)	(1,942,958)
Distributions to Class I Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	(289,387)	(922,615)
Distributions to Class C Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	(2,627)	(14,323)
Distributions to Class R Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	(2,033)	(8,748)
Distributions to Class S Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	(17,047)	(58,989)

Change in net assets resulting from shareholder distributions	(677,944)	(2,947,633)

Capital Transactions:
Proceeds from shares issued	1,950,641	2,960,531
Dividends reinvested	654,225	2,776,551
Cost of shares redeemed	(3,297,864)	(4,653,751)

Change in net assets resulting from capital transactions	(692,998)	1,083,331

Net increase (decrease) in net assets	(320,368)	(1,402,350)
Net Assets:
Beginning of period	10,717,337	12,119,687

End of period	$10,396,969	$10,717,337

Undistributed net investment income (loss)	$-	$-

Share Transactions:
Issued	180,180	263,232
Reinvested	64,054	266,407
Redeemed	(310,747)	(402,959)

Change in shares resulting from capital transactions	(66,513)	126,680

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Enterprise Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,145,309	$189,125
Net realized gains (losses) from investment transactions	40,636,549	31,052,535
Net change in unrealized appreciation (depreciation) on investments	1,256,799	(2,900,464)

Change in net assets resulting from operations	43,038,657	28,341,196

Distributions to Class A Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	(1,650,953)	(1,714,562)
Distributions to Class I Shareholders:
From net investment income	(31,267)	-
From net realized gains from investment transactions	(3,012,968)	(3,431,576)
Distributions to Class C Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	(213,776)	(106,524)
Distributions to Class R Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	(4,695)	(6,998)
Distributions to Class S Shareholders:
From net investment income	(258,184)	-
From net realized gains from investment transactions	(24,883,699)	(37,704,988)

Change in net assets resulting from shareholder distributions	(30,055,542)	(42,964,648)

Capital Transactions:
Proceeds from shares issued	38,549,804	42,750,442
Dividends reinvested	27,256,559	38,814,292
Cost of shares redeemed	(91,926,578)	(78,409,731)

Change in net assets resulting from capital transactions	(26,120,215)	3,155,003

Net increase (decrease) in net assets	(13,137,100)	(11,468,449)
Net Assets:
Beginning of period	359,441,624	370,910,073

End of period	$346,304,524	$359,441,624

Undistributed net investment income (loss)	$1,044,983	$189,125

Share Transactions:
Issued	1,499,406	1,687,288
Reinvested	1,111,333	1,675,630
Redeemed	(3,542,803)	(3,113,691)

Change in shares resulting from capital transactions	(932,064)	249,227

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Small Cap Core Fund

	For the Year Ended September 30, 2007 (a)	For the Year Ended September 30, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$479,178	$(167,598)
Net realized gains (losses) from investment transactions	10,289,064	7,438,440
Net change in unrealized appreciation (depreciation) on investments	(2,756,144)	2,164,571

Change in net assets resulting from operations	8,012,098	9,435,413

Distributions to Class A Shareholders:
From net investment income	(8,590)	-
From net realized gains from investment transactions	(258,301)	(446,947)
Distributions to Class I Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	-	-
Distributions to Class C Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	(46,286)	(95,246)
Distributions to Class R Shareholders:
From net investment income	(20)	-
From net realized gains from investment transactions	(1,661)	(2,727)
Distributions to Class S Shareholders:
From net investment income	(386,343)	-
From net realized gains from investment transactions	(6,777,480)	(10,203,874)

Change in net assets resulting from shareholder distributions	(7,478,681)	(10,748,794)

Capital Transactions:
Proceeds from shares issued	2,721,354	3,271,484
Dividends reinvested	6,965,827	10,265,969
Cost of shares redeemed	(9,873,633)	(16,066,758)

Change in net assets resulting from capital transactions	(186,452)	(2,529,305)

Net increase (decrease) in net assets	346,965	(3,842,686)
Net Assets:
Beginning of period	67,512,845	71,355,531

End of period	$67,859,810	$67,512,845

Undistributed net investment income (loss)	$84,225	$-

Share Transactions:
Issued	85,874	104,355
Reinvested	234,154	365,085
Redeemed	(308,727)	(513,998)

Change in shares resulting from capital transactions	11,301	(44,558)

(a)	The Tamarack Small Cap Core Fund Class I Shares are for the period from August 2, 2007 (commencement of operations) to September 30, 2007.

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Value Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$3,824,053	$4,318,258
Net realized gains (losses) from investment transactions	92,851,729	32,266,673
Net change in unrealized appreciation (depreciation) on investments	(58,909,477)	(8,051,450)

Change in net assets resulting from operations	37,766,305	28,533,481

Distributions to Class A Shareholders:
From net investment income	(6,777)	(25,171)
From net realized gains from investment transactions	(51,226)	(346,127)
Distributions to Class C Shareholders:
From net investment income	(143)	(127)
From net realized gains from investment transactions	(2,125)	(4,337)
Distributions to Class R Shareholders:
From net investment income	(42)	(31)
From net realized gains from investment transactions	(348)	(571)
Distributions to Class S Shareholders:
From net investment income	(4,197,693)	(4,711,754)
From net realized gains from investment transactions	(24,181,519)	(54,587,535)

Change in net assets resulting from shareholder distributions	(28,439,873)	(59,675,653)

Capital Transactions:
Proceeds from shares issued	3,775,506	10,321,320
Dividends reinvested	27,177,009	57,708,479
Cost of shares redeemed	(62,633,370)	(113,751,128)

Change in net assets resulting from capital transactions	(31,680,855)	(45,721,329)

Net increase (decrease) in net assets	(22,354,423)	(76,863,501)
Net Assets:
Beginning of period	292,254,088	369,117,589

End of period	$269,899,665	$292,254,088

Undistributed net investment income (loss)	$3,787,112	$4,167,714

Share Transactions:
Issued	91,465	252,465
Reinvested	674,035	1,481,233
Redeemed	(1,508,974)	(2,795,287)

Change in shares resulting from capital transactions	(743,474)	(1,061,589)

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Microcap Value Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$1,231,578	$569,330
Net realized gains (losses) from investment transactions	24,542,918	24,703,831
Net change in unrealized appreciation (depreciation) on investments	(2,895,030)	5,136,261

Change in net assets resulting from operations	22,879,466	30,409,422

Distributions to Class A Shareholders:
From net investment income	-	(22,835)
From net realized gains from investment transactions	(2,208,456)	(998,432)
Distributions to Class C Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	(170,812)	(48,522)
Distributions to Class R Shareholders:
From net investment income	-	-
From net realized gains from investment transactions	(23,707)	(8,965)
Distributions to Class S Shareholders:
From net investment income	(425,045)	(815,624)
From net realized gains from investment transactions	(19,181,515)	(19,223,939)

Change in net assets resulting from shareholder distributions	(22,009,535)	(21,118,317)

Capital Transactions:
Proceeds from shares issued	149,173,257	77,607,462
Dividends reinvested	20,913,603	19,966,985
Cost of shares redeemed	(97,510,505)	(57,736,917)

Change in net assets resulting from capital transactions	72,576,355	39,837,530

Net increase (decrease) in net assets	73,446,286	49,128,635
Net Assets:
Beginning of period	293,017,568	243,888,933
End of period	$366,463,854	$293,017,568

Undistributed net investment income (loss)	$444,496	$(362,037)

Share Transactions:
Issued	6,453,723	3,569,091
Reinvested	929,897	993,498
Redeemed	(4,222,123)	(2,695,012)

Change in shares resulting from capital transactions	3,161,497	1,867,577

See notes to financial statements.

 FINANCIAL HIGHLIGHTS

Tamarack Large Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities					Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Total Distributions

Class A
Year Ended September 30, 2007	$10.85	(0.03)	1.61	(a	)	1.58	—	—
Year Ended September 30, 2006	10.65	(0.03)	0.23	(a	)	0.20	—	—
Year Ended September 30, 2005	9.88	0.01	0.76	(a	)	0.77	—	—
Period Ended September 30, 2004 (e)	10.02	(0.01)	(0.13)	(a	)	(0.14)	—	—
Year Ended April 30, 2004	8.33	(0.07)	1.76	—		1.69	—	—
Year Ended April 30, 2003	9.87	—	(1.53)	—		(1.53)	(0.01)	(0.01)
Class I
Year Ended September 30, 2007	$10.98	(a )	1.63	(a	)	1.63	—	—
Year Ended September 30, 2006	10.75	(0.01)	0.24	(a	)	0.23	(a )	(a )
Year Ended September 30, 2005	9.97	0.05	0.75	(a	)	0.80	(0.02)	(0.02)
Period Ended September 30, 2004 (e)	10.11	(a )	(0.14)	(a	)	(0.14)	—	—
Year Ended April 30, 2004	8.38	(0.07)	1.80	—		1.73	—	—
Year Ended April 30, 2003	9.92	0.03	(1.55)	—		(1.52)	(0.02)	(0.02)
Class C
Year Ended September 30, 2007	$10.65	(0.10)	1.56	(a	)	1.46	—	—
Year Ended September 30, 2006	10.53	(0.10)	0.22	(a	)	0.12	—	—
Year Ended September 30, 2005	9.85	(0.02)	0.70	(a	)	0.68	—	—
Period Ended September 30, 2004 (e)	10.02	(0.04)	(0.13)	(a	)	(0.17)	—	—
Period Ended April 30, 2004 (f)	10.28	—	(0.26)	—		(0.26)	—	—
Class R
Year Ended September 30, 2007	$10.78	(0.06)	1.59	(a	)	1.53	—	—
Year Ended September 30, 2006	10.60	(0.05)	0.23	(a	)	0.18	—	—
Year Ended September 30, 2005	9.87	(0.15)	0.89	(a	)	0.74	(0.01)	(0.01)
Period Ended September 30, 2004 (e)	10.02	—	(0.15)	(a	)	(0.15)	—	—
Period Ended April 30, 2004 (f)	10.28	—	(0.26)	—		(0.26)	—	—
Class S
Year Ended September 30, 2007	$10.98	(a )	1.63	(a	)	1.63	—	—
Year Ended September 30, 2006	10.75	(a )	0.23	(a	)	0.23	(a )	(a )
Year Ended September 30, 2005	9.97	0.02	0.78	(a	)	0.80	(0.02)	(0.02)
Period Ended September 30, 2004 (e)	10.11	—	(0.14)	(a	)	(0.14)	—	—
Period Ended April 30, 2004 (f)	10.37	—	(0.26)	—		(0.26)	—	—

[TABLE CONTINUES BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Year Ended September 30, 2007	$12.43	14.56%		$4,458	1.25%		(0.26%)		1.68%		25%
Year Ended September 30, 2006	10.85	1.88%		5,175	1.25%		(0.27%)		1.68%		35%
Year Ended September 30, 2005	10.65	7.79%		6,280	1.15%		0.06%		1.74%		28%
Period Ended September 30, 2004 (e)	9.88	(1.40	%)(b)	10,614	1.10	%(c)	(0.27	%)(c)	1.63	%(c)	16%
Year Ended April 30, 2004	10.02	20.29%		10,864	1.54%		(0.85%)		1.79%		264%
Year Ended April 30, 2003	8.33	(15.53%)		7,686	1.46%		(0.07%)		1.71%		90%
Class I
Year Ended September 30, 2007	$12.61	14.85%		$1,034	1.00%		(0.01%)		1.18%		25%
Year Ended September 30, 2006	10.98	2.18%		1,204	1.00%		(0.08%)		1.19%		35%
Year Ended September 30, 2005	10.75	8.04%		3,636	0.89%		0.35%		1.22%		28%
Period Ended September 30, 2004 (e)	9.97	(1.38	%)(b)	19,556	0.85	%(c)	(0.03	%)(c)	1.11	%(c)	16%
Year Ended April 30, 2004	10.11	20.64%		28,454	1.29%		(0.60%)		1.29%		264%
Year Ended April 30, 2003	8.38	(15.34%)		35,379	1.21%		0.20%		(d	)	90%
Class C
Year Ended September 30, 2007	$12.11	13.71%		$39	2.00%		(1.00%)		2.16%		25%
Year Ended September 30, 2006	10.65	1.14%		25	2.00%		(1.01%)		2.17%		35%
Year Ended September 30, 2005	10.53	6.90%		25	1.93%		(0.88%)		2.26%		28%
Period Ended September 30, 2004 (e)	9.85	(1.70	%)(b)	3	1.81	%(c)	(0.98	%)(c)	2.13	%(c)	16%
Period Ended April 30, 2004 (f)	10.02	(2.53	%)(b)	3	1.88	%(c)	(1.15	%)(c)	(d	)	264%
Class R
Year Ended September 30, 2007	$12.31	14.30%		$11	1.50%		(0.51%)		1.66%		25%
Year Ended September 30, 2006	10.78	1.60%		10	1.50%		(0.53%)		1.66%		35%
Year Ended September 30, 2005	10.60	7.46%		15	1.41%		(0.27%)		1.75%		28%
Period Ended September 30, 2004 (e)	9.87	(1.50	%)(b)	65	1.34	%(c)	0.12	%(c)	2.00	%(c)	16%
Period Ended April 30, 2004 (f)	10.02	(2.53	%)(b)	3	1.32	%(c)	(0.63	%)(c)	(d	)	264%
Class S
Year Ended September 30, 2007	$12.61	14.85%		$113,147	1.00%		(0.01%)		1.18%		25%
Year Ended September 30, 2006	10.98	2.18%		125,253	1.00%		(0.02%)		1.18%		35%
Year Ended September 30, 2005	10.75	8.04%		145,649	0.91%		0.24%		1.25%		28%
Period Ended September 30, 2004 (e)	9.97	(1.38	%)(b)	168,756	0.85	%(c)	(0.02	%)(c)	1.13	%(c)	16%
Period Ended April 30, 2004 (f)	10.11	(2.51	%)(b)	190,737	0.85	%(c)	(0.27	%)(c)	(d	)	264%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Less than $0.01 or $(0.01) per share.
(b)	Not annualized.
(c)	Annualized.
(d)	There were no waivers or reimbursements during the period.
(e)	For the period from May 1, 2004 to September 30, 2004.
(f)	For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS

Tamarack Mid Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Realized Gains	Total Distributions

Class A
Year Ended September 30, 2007	$12.47	(0.10	)(a)	1.88	(g	)	1.78	(0.35)	(0.35)
Year Ended September 30, 2006	11.71	(0.08	)(a)	1.07	(g	)	0.99	(0.23)	(0.23)
Year Ended September 30, 2005	11.57	(0.14)		1.86	(g	)	1.72	(1.58)	(1.58)
Period Ended September 30, 2004 (e)	12.17	(0.04)		(0.56)	(g	)	(0.60)	—	—
Year Ended April 30, 2004	9.46	(0.08)		2.79	—		2.71	—	—
Year Ended April 30, 2003	11.73	(0.03)		(2.15)	—		(2.18)	(0.09)	(0.09)
Class I
Year Ended September 30, 2007	$12.85	(0.07	)(a)	1.93	(g	)	1.86	(0.35)	(0.35)
Year Ended September 30, 2006	12.03	(0.05	)(a)	1.10	(g	)	1.05	(0.23)	(0.23)
Year Ended September 30, 2005	11.81	(0.04)		1.84	(g	)	1.80	(1.58)	(1.58)
Period Ended September 30, 2004 (e)	12.41	(0.04)		(0.56)	(g	)	(0.60)	—	—
Year Ended April 30, 2004	9.62	(0.08)		2.87	—		2.79	—	—
Year Ended April 30, 2003	11.91	(0.01)		(2.19)	—		(2.20)	(0.09)	(0.09)
Class C
Year Ended September 30, 2007	$12.24	(0.19	)(a)	1.83	(g	)	1.64	(0.35)	(0.35)
Year Ended September 30, 2006	11.59	(0.17	)(a)	1.05	(g	)	0.88	(0.23)	(0.23)
Year Ended September 30, 2005	11.53	(0.11)		1.75	(g	)	1.64	(1.58)	(1.58)
Period Ended September 30, 2004 (e)	12.16	(0.05)		(0.58)	(g	)	(0.63)	—	—
Period Ended April 30, 2004 (f)	12.51	—		(0.35)	—		(0.35)	—	—
Class R
Year Ended September 30, 2007	$12.39	(0.13	)(a)	1.86	(g	)	1.73	(0.35)	(0.35)
Year Ended September 30, 2006	11.67	(0.12	)(a)	1.07	(g	)	0.95	(0.23)	(0.23)
Year Ended September 30, 2005	11.55	(0.30)		2.00	(g	)	1.70	(1.58)	(1.58)
Period Ended September 30, 2004 (e)	12.17	(0.01)		(0.61)	(g	)	(0.62)	—	—
Period Ended April 30, 2004 (f)	12.51	—		(0.34)	—		(0.34)	—	—
Class S
Year Ended September 30, 2007	$12.86	(0.07	)(a)	1.94	(g	)	1.87	(0.35)	(0.35)
Year Ended September 30, 2006	12.03	(0.05	)(a)	1.11	(g	)	1.06	(0.23)	(0.23)
Year Ended September 30, 2005	11.81	(0.02)		1.82	(g	)	1.80	(1.58)	(1.58)
Period Ended September 30, 2004 (e)	12.41	(0.01)		(0.59)	(g	)	(0.60)	—	—
Period Ended April 30, 2004 (f)	12.76	—		(0.35)	—		(0.35)	—	—

[TABLE CONTINUES BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Year Ended September 30, 2007	$13.90	14.52%		$33,887	1.35%		(0.78%)		1.72%		31%
Year Ended September 30, 2006	12.47	8.52%		43,803	1.35%		(0.66%)		1.73%		23%
Year Ended September 30, 2005	11.71	15.62%		45,359	1.32%		(0.80%)		1.75%		22%
Period Ended September 30, 2004 (e)	11.57	(4.93	%)(b)	69,979	1.27	%(c)	(0.88	%)(c)	1.58	%(c)	15%
Year Ended April 30, 2004	12.17	28.65%		74,150	1.38%		(0.78%)		1.64%		93%
Year Ended April 30, 2003	9.46	(18.58%)		48,806	1.40%		(0.37%)		1.65%		28%
Class I
Year Ended September 30, 2007	$14.36	14.89%		$75,721	1.10%		(0.53%)		1.21%		31%
Year Ended September 30, 2006	12.85	8.71%		72,866	1.10%		(0.41%)		1.23%		23%
Year Ended September 30, 2005	12.03	16.02%		62,652	1.07%		(0.54%)		1.25%		22%
Period Ended September 30, 2004 (e)	11.81	(4.83	%)(b)	47,778	1.02	%(c)	(0.62	%)(c)	1.07	%(c)	15%
Year Ended April 30, 2004	12.41	29.00%		66,039	1.15%		(0.50%)		1.16%		93%
Year Ended April 30, 2003	9.62	(18.46%)		94,472	1.15%		(0.12%)		(d	)	28%
Class C
Year Ended September 30, 2007	$13.53	13.73%		$1,265	2.10%		(1.52%)		2.23%		31%
Year Ended September 30, 2006	12.24	7.56%		2,054	2.10%		(1.40%)		2.22%		23%
Year Ended September 30, 2005	11.59	14.91%		370	2.09%		(1.53%)		2.28%		22%
Period Ended September 30, 2004 (e)	11.53	(5.18	%)(b)	13	2.02	%(c)	(1.65	%)(c)	2.12	%(c)	15%
Period Ended April 30, 2004 (f)	12.16	(2.80	%)(b)	3	1.28	%(c)	(1.01	%)(c)	(d	)	93%
Class R
Year Ended September 30, 2007	$13.77	14.30%		$12	1.60%		(1.03%)		1.70%		31%
Year Ended September 30, 2006	12.39	8.12%		10	1.60%		(0.95%)		1.73%		23%
Year Ended September 30, 2005	11.67	15.47%		32	1.57%		(1.04%)		1.76%		22%
Period Ended September 30, 2004 (e)	11.55	(5.09	%)(b)	72	1.52	%(c)	(1.20	%)(c)	1.78	%(c)	15%
Period Ended April 30, 2004 (f)	12.17	(2.72	%)(b)	3	0.79	%(c)	(0.56	%)(c)	(d	)	93%
Class S
Year Ended September 30, 2007	$14.38	14.88%		$1,878	1.10%		(0.53%)		1.21%		31%
Year Ended September 30, 2006	12.86	8.79%		1,870	1.10%		(0.41%)		1.23%		23%
Year Ended September 30, 2005	12.03	16.02%		1,515	1.08%		(0.52%)		1.27%		22%
Period Ended September 30, 2004 (e)	11.81	(4.83	%)(b)	225	1.03	%(c)	(0.71	%)(c)	1.15	%(c)	15%
Period Ended April 30, 2004 (f)	12.41	(2.74	%)(b)	4	0.25	%(c)	(0.06	%)(c)	(d	)	93%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized.
(c)	Annualized.
(d)	There were no waivers or reimbursements during the period.
(e)	For the period from May 1, 2004 to September 30, 2004.
(f)	For the period from April 19, 2004 (commencement of operations) to April 30, 2004.
(g)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS

Tamarack SMID Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions

	Net Asset Value, Beginning of Period	Net Investment Loss		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Realized Gains	Total Distributions

Class A
Year Ended September 30, 2007	$10.39	(0.12	)(a)	1.17	(g	)	1.05	(0.70)	(0.70)
Year Ended September 30, 2006	13.51	(0.14	)(a)	0.68	(g	)	0.54	(3.66)	(3.66)
Year Ended September 30, 2005	13.78	(0.19)		2.11	(g	)	1.92	(2.19)	(2.19)
Period Ended September 30, 2004 (e)	13.19	(0.07)		0.66	(g	)	0.59	—	—
Year Ended April 30, 2004	10.11	(0.15)		3.23	—		3.08	—	—
Year Ended April 30, 2003	12.32	(0.12)		(2.09)	—		(2.21)	—	—
Class I
Year Ended September 30, 2007	$10.73	(0.10	)(a)	1.22	(g	)	1.12	(0.70)	(0.70)
Year Ended September 30, 2006	13.81	(0.12	)(a)	0.70	(g	)	0.58	(3.66)	(3.66)
Year Ended September 30, 2005	14.01	(0.21)		2.20	(g	)	1.99	(2.19)	(2.19)
Period Ended September 30, 2004 (e)	13.40	(0.08)		0.69	(g	)	0.61	—	—
Year Ended April 30, 2004	10.25	(0.17)		3.32	—		3.15	—	—
Year Ended April 30, 2003	12.45	(0.09)		(2.11)	—		(2.20)	—	—
Class C
Year Ended September 30, 2007	$10.13	(0.20	)(a)	1.15	(g	)	0.95	(0.70)	(0.70)
Year Ended September 30, 2006	13.34	(0.22	)(a)	0.67	(g	)	0.45	(3.66)	(3.66)
Year Ended September 30, 2005	13.74	(1.00)		2.79	(g	)	1.79	(2.19)	(2.19)
Period Ended September 30, 2004 (e)	13.19	(0.09)		0.64	(g	)	0.55	—	—
Period Ended April 30, 2004 (f)	13.63	(0.02)		(0.42)	—		(0.44)	—	—
Class R
Year Ended September 30, 2007	$10.29	(0.14	)(a)	1.16	(g	)	1.02	(0.70)	(0.70)
Year Ended September 30, 2006	13.44	(0.17	)(a)	0.68	(g	)	0.51	(3.66)	(3.66)
Year Ended September 30, 2005	13.76	(0.17)		2.04	(g	)	1.87	(2.19)	(2.19)
Period Ended September 30, 2004 (e)	13.19	(0.02)		0.59	(g	)	0.57	—	—
Period Ended April 30, 2004 (f)	13.63	(0.02)		(0.42)	—		(0.44)	—	—
Class S
Year Ended September 30, 2007	$10.72	(0.10	)(a)	1.22	(g	)	1.12	(0.70)	(0.70)
Year Ended September 30, 2006	13.80	(0.12	)(a)	0.70	(g	)	0.58	(3.66)	(3.66)
Year Ended September 30, 2005	14.01	(0.08)		2.06	(g	)	1.98	(2.19)	(2.19)
Period Ended September 30, 2004 (e)	13.40	(0.02)		0.63	(g	)	0.61	—	—
Period Ended April 30, 2004 (f)	13.84	(0.02)		(0.42)	—		(0.44)	—	—

[TABLE CONTINUES BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Year Ended September 30, 2007	$10.74	10.64%		$5,049	1.68%		(1.23%)		3.14%		92%
Year Ended September 30, 2006	10.39	4.12%		5,728	1.68%		(1.28%)		3.07%		23%
Year Ended September 30, 2005	13.51	14.56%		7,476	1.68%		(1.34%)		2.80%		23%
Period Ended September 30, 2004 (e)	13.78	4.47	%(b)	8,140	1.68	%(c)	(1.28	%)(c)	2.76	%(c)	11%
Year Ended April 30, 2004	13.19	30.46%		7,488	1.81%		(1.52%)		2.06%		40%
Year Ended April 30, 2003	10.11	(17.94%)		4,359	1.70%		(1.12%)		1.95%		120%
Class I
Year Ended September 30, 2007	$11.15	10.87%		$4,885	1.43%		(0.97%)		2.62%		92%
Year Ended September 30, 2006	10.73	4.36%		4,604	1.43%		(1.03%)		2.58%		23%
Year Ended September 30, 2005	13.81	14.85%		4,363	1.43%		(1.10%)		2.26%		23%
Period Ended September 30, 2004 (e)	14.01	4.55	%(b)	9,952	1.43	%(c)	(1.04	%)(c)	2.13	%(c)	11%
Year Ended April 30, 2004	13.40	30.73%		14,094	1.55%		(1.23%)		(d	)	40%
Year Ended April 30, 2003	10.25	(17.67%)		16,621	1.45%		(0.87%)		(d	)	120%
Class C
Year Ended September 30, 2007	$10.38	9.77%		$32	2.43%		(1.99%)		3.63%		92%
Year Ended September 30, 2006	10.13	3.41%		41	2.43%		(2.04%)		3.59%		23%
Year Ended September 30, 2005	13.34	13.55%		54	2.43%		(2.11%)		3.26%		23%
Period Ended September 30, 2004 (e)	13.74	4.17	%(b)	214	2.43	%(c)	(2.01	%)(c)	3.39	%(c)	11%
Period Ended April 30, 2004 (f)	13.19	(3.23	%)(b)	3	2.49	%(c)	(5.27	%)(c)	(d	)	40%
Class R
Year Ended September 30, 2007	$10.61	10.34%		$71	1.93%		(1.43%)		3.06%		92%
Year Ended September 30, 2006	10.29	3.86%		28	1.93%		(1.50%)		3.09%		23%
Year Ended September 30, 2005	13.44	14.18%		70	1.93%		(1.60%)		2.89%		23%
Period Ended September 30, 2004 (e)	13.76	4.32	%(b)	22	1.93	%(c)	(1.48	%)(c)	3.22	%(c)	11%
Period Ended April 30, 2004 (f)	13.19	(3.23	%)(b)	5	1.94	%(c)	(5.14	%)(c)	(d	)	40%
Class S
Year Ended September 30, 2007	$11.14	10.88%		$361	1.43%		(0.97%)		2.62%		92%
Year Ended September 30, 2006	10.72	4.37%		316	1.43%		(1.02%)		2.58%		23%
Year Ended September 30, 2005	13.80	14.77%		156	1.43%		(1.07%)		2.45%		23%
Period Ended September 30, 2004 (e)	14.01	4.55	%(b)	21	1.42	%(c)	(0.94	%)(c)	3.19	%(c)	11%
Period Ended April 30, 2004 (f)	13.40	(3.18	%)(b)	3	1.47	%(c)	(4.34	%)(c)	(d	)	40%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized.
(c)	Annualized.
(d)	There were no waivers or reimbursements during the period.
(e)	For the period from May 1, 2004 to September 30, 2004.
(f)	For the period from April 19, 2004 (commencement of operations) to April 30, 2004.
(g)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS

Tamarack Enterprise Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions

Class A
Year Ended September 30, 2007	$25.12	0.03(a	)	2.95	(h	)	2.98	—	(2.24)	(2.24)
Year Ended September 30, 2006	26.46	(0.04	)(a)	1.80	(h	)	1.76	—	(3.10)	(3.10)
Year Ended September 30, 2005	23.81	(0.06)		3.66	(h	)	3.60	—	(0.95)	(0.95)
Period Ended September 30, 2004 (d)	23.89	(0.02)		(0.06)	(h	)	(0.08)	—	—	—
Period Ended June 30, 2004 (e)	24.01	—		(0.12)	—		(0.12)	—	—	—
Class I
Year Ended September 30, 2007	$25.31	0.09(a	)	2.96	(h	)	3.05	(0.02)	(2.24)	(2.26)
Year Ended September 30, 2006	26.57	0.02(a	)	1.82	(h	)	1.84	—	(3.10)	(3.10)
Year Ended September 30, 2005	23.85	(0.02)		3.69	(h	)	3.67	—	(0.95)	(0.95)
Period Ended September 30, 2004 (f)	23.85	—		—	(h	)	—	—	—	—
Class C
Year Ended September 30, 2007	$24.62	(0.16	)(a)	2.87	(h	)	2.71	—	(2.24)	(2.24)
Year Ended September 30, 2006	26.17	(0.21	)(a)	1.76	(h	)	1.55	—	(3.10)	(3.10)
Year Ended September 30, 2005	23.74	(0.15)		3.53	(h	)	3.38	—	(0.95)	(0.95)
Period Ended September 30, 2004 (d)	23.85	(0.04)		(0.07)	(h	)	(0.11)	—	—	—
Period Ended June 30, 2004 (e)	24.01	(0.01)		(0.15)	—		(0.16)	—	—	—
Class R
Year Ended September 30, 2007	$24.95	(0.04	)(a)	2.92	(h	)	2.88	—	(2.24)	(2.24)
Year Ended September 30, 2006	26.35	(0.11	)(a)	1.81	(h	)	1.70	—	(3.10)	(3.10)
Year Ended September 30, 2005	23.78	(0.12)		3.64	(h	)	3.52	—	(0.95)	(0.95)
Period Ended September 30, 2004 (d)	23.87	(0.02)		(0.07)	(h	)	(0.09)	—	—	—
Period Ended June 30, 2004 (e)	24.01	(0.02)		(0.12)	—		(0.14)	—	—	—
Class S
Year Ended September 30, 2007	$25.30	0.09(a	)	2.96	(h	)	3.05	(0.02)	(2.24)	(2.26)
Year Ended September 30, 2006	26.56	0.02(a	)	1.82	(h	)	1.84	—	(3.10)	(3.10)
Year Ended September 30, 2005	23.85	(0.02)		3.68	(h	)	3.66	—	(0.95)	(0.95)
Period Ended September 30, 2004 (d)	23.91	(0.01)		(0.05)	(h	)	(0.06)	—	—	—
Year Ended June 30, 2004 (g)	17.66	(0.02)		6.27	—		6.25	—	—	—
Year Ended June 30, 2003	17.98	0.04		(0.31)	—		(0.27)	(0.03)	(0.02)	(0.05)

[TABLE CONTINUES BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Year Ended September 30, 2007	$25.86	12.40%		$18,933	1.33%		0.09%		1.80%		22%
Year Ended September 30, 2006	25.12	7.72%		17,586	1.33%		(0.17%)		1.77%		27%
Year Ended September 30, 2005	26.46	15.34%		12,856	1.33%		(0.29%)		1.88%		33%
Period Ended September 30, 2004 (d)	23.81	(0.33	%)(b)	3,359	1.33	%(c)	(0.35	%)(c)	1.73	%(c)	7%
Period Ended June 30, 2004 (e)	23.89	(0.50	%)(b)	1,872	1.33	%(c)	(0.07	%)(c)	1.72	%(c)	28%
Class I
Year Ended September 30, 2007	$26.10	12.62%		$43,096	1.08%		0.35%		1.30%		22%
Year Ended September 30, 2006	25.31	8.02%		34,478	1.08%		0.08%		1.27%		27%
Year Ended September 30, 2005	26.57	15.61%		29,554	1.08%		(0.08%)		1.36%		33%
Period Ended September 30, 2004 (f)	23.85	0.00	%(b)	26,707	0.00	%(c)	0.00	%(c)	0.00	%(c)	7%
Class C
Year Ended September 30, 2007	$25.09	11.50%		$2,356	2.08%		(0.66%)		2.30%		22%
Year Ended September 30, 2006	24.62	6.93%		2,366	2.08%		(0.86%)		2.26%		27%
Year Ended September 30, 2005	26.17	14.43%		801	2.08%		(1.01%)		2.39%		33%
Period Ended September 30, 2004 (d)	23.74	(0.46	%)(b)	75	2.08	%(c)	(1.09	%)(c)	2.25	%(c)	7%
Period Ended June 30, 2004 (e)	23.85	(0.67	%)(b)	23	2.07	%(c)	(0.67	%)(c)	2.22	%(c)	28%
Class R
Year Ended September 30, 2007	$25.59	12.06%		$53	1.58%		(0.18%)		1.80%		22%
Year Ended September 30, 2006	24.95	7.50%		52	1.58%		(0.44%)		1.77%		27%
Year Ended September 30, 2005	26.35	15.01%		59	1.58%		(0.54%)		1.88%		33%
Period Ended September 30, 2004 (d)	23.78	(0.38	%)(b)	6	1.57	%(c)	(0.61	%)(c)	1.77	%(c)	7%
Period Ended June 30, 2004 (e)	23.87	(0.58	%)(b)	3	1.54	%(c)	(0.38	%)(c)	1.61	%(c)	28%
Class S
Year Ended September 30, 2007	$26.09	12.62%		$281,867	1.08%		0.33%		1.30%		22%
Year Ended September 30, 2006	25.30	8.02%		304,960	1.08%		0.06%		1.27%		27%
Year Ended September 30, 2005	26.56	15.57%		327,641	1.08%		(0.08%)		1.36%		33%
Period Ended September 30, 2004 (d)	23.85	(0.21	%)(b)	345,451	1.08	%(c)	(0.12	%)(c)	1.21	%(c)	7%
Year Ended June 30, 2004 (g)	23.91	35.35%		365,930	1.08%		(0.09%)		1.22%		28%
Year Ended June 30, 2003	17.66	(1.48%)		208,651	1.08%		0.21%		1.14%		13%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized.
(c)	Annualized.
(d)	For the period from July 1, 2004 to September 30, 2004.
(e)	For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(f)	For the period from September 30, 2004 (commencement of operations) to September 30, 2004.
(g)	The existing class of shares was designated Class S shares as of April 19, 2004.
(h)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS

Tamarack Small Cap Core Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions

Class A
Year Ended September 30, 2007	$31.74	0.16(a	)	3.34	(g	)	3.50	(0.11)	(3.41)	(3.52)
Year Ended September 30, 2006	32.96	(0.15	)(a)	4.03	(g	)	3.88	—	(5.10)	(5.10)
Year Ended September 30, 2005	32.59	(0.24)		3.10	(g	)	2.86	—	(2.49)	(2.49)
Period Ended September 30, 2004 (d)	32.69	(0.05)		(0.05)	(g	)	(0.10)	—	—	—
Period Ended June 30, 2004 (e)	32.36	(0.03)		0.36	—		0.33	—	—	—
Class I
Period Ended September 30, 2007 (h)	31.30	(0.02	)(a)	0.66	(g	)	0.64	—	—	—
Class C
Year Ended September 30, 2007	$31.08	(0.12	)(a)	3.31	(g	)	3.19	—	(3.41)	(3.41)
Year Ended September 30, 2006	32.59	(0.38	)(a)	3.97	(g	)	3.59	—	(5.10)	(5.10)
Year Ended September 30, 2005	32.47	(0.24)		2.85	(g	)	2.61	—	(2.49)	(2.49)
Period Ended September 30, 2004 (d)	32.63	(0.12)		(0.04)	(g	)	(0.16)	—	—	—
Period Ended June 30, 2004 (e)	32.36	(0.06)		0.33	—		0.27	—	—	—
Class R
Year Ended September 30, 2007	$31.50	0.07(a	)	3.32	(g	)	3.39	(0.04)	(3.41)	(3.45)
Year Ended September 30, 2006	32.81	(0.23	)(a)	4.02	(g	)	3.79	—	(5.10)	(5.10)
Year Ended September 30, 2005	32.54	(0.28)		3.04	(g	)	2.76	—	(2.49)	(2.49)
Period Ended September 30, 2004 (d)	32.66	(0.08)		(0.04)	(g	)	(0.12)	—	—	—
Period Ended June 30, 2004 (e)	32.36	(0.06)		0.36	—		0.30	—	—	—
Class S
Year Ended September 30, 2007	$31.95	0.23(a	)	3.36	(g	)	3.59	(0.19)	(3.41)	(3.60)
Year Ended September 30, 2006	33.06	(0.07	)(a)	4.06	(g	)	3.99	—	(5.10)	(5.10)
Year Ended September 30, 2005	32.62	(0.19)		3.12	(g	)	2.93	—	(2.49)	(2.49)
Period Ended September 30, 2004 (d)	32.70	(0.05)		(0.03)	(g	)	(0.08)	—	—	—
Year Ended June 30, 2004 (f)	23.78	(0.14)		9.06	—		8.92	—	—	—
Year Ended June 30, 2003	25.62	(0.04)		(1.29)	—		(1.33)	—	(0.51)	(0.51)

[TABLE CONTINUES BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Year Ended September 30, 2007	$31.72	11.86%		$1,401	1.55%		0.49%		2.13%		44%
Year Ended September 30, 2006	31.74	13.85%		2,382	1.55%		(0.49%)		2.15%		35%
Year Ended September 30, 2005	32.96	8.67%		2,793	1.55%		(0.77%)		2.13%		33%
Period Ended September 30, 2004 (d)	32.59	(0.31	%)(b)	1,771	1.55	%(c)	(0.80	%)(c)	1.94	%(c)	8%
Period Ended June 30, 2004 (e)	32.69	1.02	%(b)	882	1.54	%(c)	(1.08	%)(c)	2.64	%(c)	33%
Class I
Period Ended September 30, 2007 (h)	31.94	2.04%		$102	1.30	%(c)	(0.35	%)(c)	1.46	%(c)	44%
Class C
Year Ended September 30, 2007	$30.86	11.01%		$570	2.30%		(0.41%)		2.62%		44%
Year Ended September 30, 2006	31.08	13.01%		366	2.30%		(1.24%)		2.65%		35%
Year Ended September 30, 2005	32.59	7.89%		473	2.30%		(1.47%)		2.64%		33%
Period Ended September 30, 2004 (d)	32.47	(0.49	%)(b)	196	2.30	%(c)	(1.58	%)(c)	2.52	%(c)	8%
Period Ended June 30, 2004 (e)	32.63	0.83	%(b)	202	2.30	%(c)	(1.88	%)(c)	3.18	%(c)	33%
Class R
Year Ended September 30, 2007	$31.44	11.52%		$16	1.80%		0.21%		2.12%		44%
Year Ended September 30, 2006	31.50	13.61%		15	1.80%		(0.73%)		2.15%		35%
Year Ended September 30, 2005	32.81	8.36%		18	1.80%		(1.01%)		2.15%		33%
Period Ended September 30, 2004 (d)	32.54	(0.37	%)(b)	3	1.76	%(c)	(1.05	%)(c)	1.95	%(c)	8%
Period Ended June 30, 2004 (e)	32.66	0.93	%(b)	3	1.82	%(c)	(0.98	%)(c)	2.38	%(c)	33%
Class S
Year Ended September 30, 2007	$31.94	12.10%		$65,771	1.30%		0.70%		1.62%		44%
Year Ended September 30, 2006	31.95	14.18%		64,750	1.30%		(0.22%)		1.65%		35%
Year Ended September 30, 2005	33.06	8.89%		68,071	1.30%		(0.53%)		1.63%		33%
Period Ended September 30, 2004 (d)	32.62	(0.24	%)(b)	74,165	1.30	%(c)	(0.57	%)(c)	1.53	%(c)	8%
Year Ended June 30, 2004 (f)	32.70	37.57%		76,036	1.30%		(0.48%)		1.54%		33%
Year Ended June 30, 2003	23.78	(5.22%)		53,261	1.30%		(0.18%)		1.38%		25%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized.
(c)	Annualized.
(d)	For the period from July 1, 2004 to September 30, 2004.
(e)	For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(f)	The existing class of shares was designated Class S shares as of April 19, 2004.
(g)	Less than $0.01 or $(0.01) per share.
(h)	For the period August 2, 2007 (commencement of operations) to September 30, 2007.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS

Tamarack Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions

Class A
Year Ended September 30, 2007	$41.61	0.48(a	)	5.03	(g	)	5.51	(0.48)	(3.61)	(4.09)
Year Ended September 30, 2006	45.66	0.41(a	)	3.10	(g	)	3.51	(0.51)	(7.05)	(7.56)
Year Ended September 30, 2005	45.01	0.43		4.53	(g	)	4.96	(0.41)	(3.90)	(4.31)
Period Ended September 30, 2004 (d)	44.18	(0.01)		0.84	(g	)	0.83	—	—	—
Period Ended June 30, 2004 (e)	44.16	0.08		(0.06)	—		0.02	—	—	—
Class C
Year Ended September 30, 2007	$41.13	0.17(a	)	4.96	(g	)	5.13	(0.24)	(3.61)	(3.85)
Year Ended September 30, 2006	45.22	0.13(a	)	3.04	(g	)	3.17	(0.21)	(7.05)	(7.26)
Year Ended September 30, 2005	44.85	0.02		4.58	(g	)	4.60	(0.33)	(3.90)	(4.23)
Period Ended September 30, 2004 (d)	44.11	(g	)	0.74	(g	)	0.74	—	—	—
Period Ended June 30, 2004 (e)	44.16	0.04		(0.09)	—		(0.05)	—	—	—
Class R
Year Ended September 30, 2007	$41.56	0.37(a	)	5.02	(g	)	5.39	(0.44)	(3.61)	(4.05)
Year Ended September 30, 2006	45.59	0.35(a	)	3.05	(g	)	3.40	(0.38)	(7.05)	(7.43)
Year Ended September 30, 2005	44.95	0.44		4.40	(g	)	4.84	(0.30)	(3.90)	(4.20)
Period Ended September 30, 2004 (d)	44.16	0.08		0.71	(g	)	0.79	—	—	—
Period Ended June 30, 2004 (e)	44.16	0.09		(0.09)	—		—	—	—	—
Class S
Year Ended September 30, 2007	$41.74	0.58(a	)	5.04	(g	)	5.62	(0.63)	(3.61)	(4.24)
Year Ended September 30, 2006	45.78	0.55(a	)	3.07	(g	)	3.62	(0.61)	(7.05)	(7.66)
Year Ended September 30, 2005	45.05	0.74		4.35	(g	)	5.09	(0.46)	(3.90)	(4.36)
Period Ended September 30, 2004 (d)	44.20	0.14		0.71	(g	)	0.85	—	—	—
Year Ended June 30, 2004 (f)	37.98	0.56		6.47	—		7.03	(0.41)	(0.40)	(0.81)
Year Ended June 30, 2003	42.85	0.45		(4.88)	—		(4.43)	(0.44)	—	(0.44)

[TABLE CONTINUES BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Year Ended September 30, 2007	$43.03	13.91%		$507	1.28%		1.11%		1.76%		136%
Year Ended September 30, 2006	41.61	8.84%		565	1.31%		0.98%		1.73%		38%
Year Ended September 30, 2005	45.66	11.12%		2,136	1.28%		1.16%		1.77%		35%
Period Ended September 30, 2004 (d)	45.01	1.88	%(b)	717	1.21	%(c)	1.08	%(c)	1.65	%(c)	5%
Period Ended June 30, 2004 (e)	44.18	0.05	%(b)	295	1.21	%(c)	1.43	%(c)	1.72	%(c)	14%
Class C
Year Ended September 30, 2007	$42.41	13.03%		$20	2.03%		0.37%		2.25%		136%
Year Ended September 30, 2006	41.13	8.04%		23	2.05%		0.32%		2.21%		38%
Year Ended September 30, 2005	45.22	10.29%		27	2.02%		0.43%		2.26%		35%
Period Ended September 30, 2004 (d)	44.85	1.68	%(b)	5	1.96	%(c)	0.21	%(c)	2.17	%(c)	5%
Period Ended June 30, 2004 (e)	44.11	(0.11	%)(b)	5	1.97	%(c)	0.57	%(c)	2.20	%(c)	14%
Class R
Year Ended September 30, 2007	$42.90	13.63%		$5	1.54%		0.84%		1.80%		136%
Year Ended September 30, 2006	41.56	8.56%		4	1.53%		0.85%		1.68%		38%
Year Ended September 30, 2005	45.59	10.85%		4	1.52%		0.99%		1.77%		35%
Period Ended September 30, 2004 (d)	44.95	1.79	%(b)	3	1.44	%(c)	0.74	%(c)	1.65	%(c)	5%
Period Ended June 30, 2004 (e)	44.16	0.00	%(b)	3	1.45	%(c)	1.08	%(c)	1.72	%(c)	14%
Class S
Year Ended September 30, 2007	$43.12	14.19%		$269,368	1.03%		1.36%		1.26%		136%
Year Ended September 30, 2006	41.74	9.10%		291,662	1.05%		1.33%		1.22%		38%
Year Ended September 30, 2005	45.78	11.42%		366,952	1.01%		1.52%		1.25%		35%
Period Ended September 30, 2004 (d)	45.05	1.92	%(b)	379,023	0.96	%(c)	1.22	%(c)	1.15	%(c)	5%
Year Ended June 30, 2004 (f)	44.20	18.60%		386,932	0.96%		1.30%		1.14%		14%
Year Ended June 30, 2003	37.98	(10.26%)		373,781	0.96%		1.24%		0.99%		78%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized.
(c)	Annualized.
(d)	For the period from July 1, 2004 to September 30, 2004.
(e)	For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(f)	The existing class of shares was designated Class S shares as of April 19, 2004.
(g)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS

Tamarack Microcap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions

Class A
Year Ended September 30, 2007	$22.17	0.03(a	)	1.68	(g	)	1.71	—	(1.54)	(1.54)
Year Ended September 30, 2006	21.52	0.00(a	)	2.53	(g	)	2.53	(0.04)	(1.84)	(1.88)
Year Ended September 30, 2005	18.83	0.07		3.57	(g	)	3.64	(0.15)	(0.80)	(0.95)
Period Ended September 30, 2004 (d)	19.12	(0.01)		(0.28)	(g	)	(0.29)	—	—	—
Period Ended June 30, 2004 (e)	19.04	—		0.08	—		0.08	—	—	—
Class C
Year Ended September 30, 2007	$21.84	(0.13	)(a)	1.65	(g	)	1.52	—	(1.54)	(1.54)
Year Ended September 30, 2006	21.33	(0.16	)(a)	2.51	(g	)	2.35	—	(1.84)	(1.84)
Year Ended September 30, 2005	18.77	(0.08)		3.54	(g	)	3.46	(0.10)	(0.80)	(0.90)
Period Ended September 30, 2004 (d)	19.09	(0.02)		(0.30)	(g	)	(0.32)	—	—	—
Period Ended June 30, 2004 (e)	19.04	(0.02)		0.07	—		0.05	—	—	—
Class R
Year Ended September 30, 2007	$22.11	(0.02	)(a)	1.66	(g	)	1.64	—	(1.54)	(1.54)
Year Ended September 30, 2006	21.47	(0.06	)(a)	2.54	(g	)	2.48	—	(1.84)	(1.84)
Year Ended September 30, 2005	18.81	(0.03)		3.60	(g	)	3.57	(0.11)	(0.80)	(0.91)
Period Ended September 30, 2004 (d)	19.11	(0.01)		(0.29)	(g	)	(0.30)	—	—	—
Period Ended June 30, 2004 (e)	19.04	—		0.07	—		0.07	—	—	—
Class S
Year Ended September 30, 2007	$22.27	0.09(a	)	1.68	(g	)	1.77	(0.03)	(1.54)	(1.57)
Year Ended September 30, 2006	21.59	0.05(a	)	2.55	(g	)	2.60	(0.08)	(1.84)	(1.92)
Year Ended September 30, 2005	18.86	0.04		3.65	(g	)	3.69	(0.16)	(0.80)	(0.96)
Period Ended September 30, 2004 (d)	19.14	0.01		(0.29)	(g	)	(0.28)	—	—	—
Year Ended June 30, 2004 (f)	13.60	0.05		5.60	—		5.65	(0.05)	(0.06)	(0.11)
Year Ended June 30, 2003	14.60	0.05		(0.72)	—		(0.67)	(0.04)	(0.29)	(0.33)

[TABLE CONTINUES BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Year Ended September 30, 2007	$22.34	7.68%		$43,004	1.32%		0.14%		1.78%		17%
Year Ended September 30, 2006	22.17	12.67%		29,186	1.33%		0.01%		1.74%		20%
Year Ended September 30, 2005	21.52	19.62%		10,328	1.33%		(0.04%)		1.73%		8%
Period Ended September 30, 2004 (d)	18.83	(1.52	%)(b)	1,522	1.28	%(c)	0.04	%(c)	1.63	%(c)	3%
Period Ended June 30, 2004 (e)	19.12	0.42	%(b)	405	1.26	%(c)	0.00	%(c)	1.91	%(c)	11%
Class C
Year Ended September 30, 2007	$21.82	6.89%		$3,981	2.07%		(0.60%)		2.28%		17%
Year Ended September 30, 2006	21.84	11.86%		2,073	2.08%		(0.73%)		2.25%		20%
Year Ended September 30, 2005	21.33	18.72%		506	2.08%		(0.77%)		2.22%		8%
Period Ended September 30, 2004 (d)	18.77	(1.68	%)(b)	167	2.03	%(c)	(0.70	%)(c)	2.06	%(c)	3%
Period Ended June 30, 2004 (e)	19.09	0.26	%(b)	4	2.03	%(c)	(0.62	%)(c)	2.22	%(c)	11%
Class R
Year Ended September 30, 2007	$22.21	7.42%		$532	1.57%		(0.08%)		1.78%		17%
Year Ended September 30, 2006	22.11	12.42%		164	1.59%		(0.27%)		1.73%		20%
Year Ended September 30, 2005	21.47	19.27%		143	1.57%		(0.27%)		1.72%		8%
Period Ended September 30, 2004 (d)	18.81	(1.57	%)(b)	94	1.53	%(c)	(0.29	%)(c)	1.67	%(c)	3%
Period Ended June 30, 2004 (e)	19.11	0.37	%(b)	104	1.49	%(c)	0.15	%(c)	2.17	%(c)	11%
Class S
Year Ended September 30, 2007	$22.47	7.95%		$318,947	1.07%		0.39%		1.27%		17%
Year Ended September 30, 2006	22.27	12.97%		261,594	1.09%		0.24%		1.23%		20%
Year Ended September 30, 2005	21.59	19.89%		232,912	1.07%		0.23%		1.22%		8%
Period Ended September 30, 2004 (d)	18.86	(1.46	%)(b)	218,871	1.03	%(c)	0.22	%(c)	1.16	%(c)	3%
Year Ended June 30, 2004 (f)	19.14	41.63%		234,956	1.03%		0.31%		1.20%		11%
Year Ended June 30, 2003	13.60	(4.55%)		92,202	1.03%		0.36%		1.08%		17%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Per share net investments income (loss) has been calculated using the average daily shares method.
(b)	Not annualized.
(c)	Annualized.
(d)	For the period from July 1, 2004 to September 30, 2004.
(e)	For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(f)	The existing class of shares was designated Class S shares as of April 19, 2004.
(g)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

 NOTES TO FINANCIAL STATEMENTS

September 30, 2007

1.   Organization

Tamarack Funds Trust (“Tamarack”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. Tamarack was organized as a Delaware statutory trust on December 16, 2003. Predecessor funds to Tamarack were reorganized as portfolios of Tamarack effective April 16, 2004. This annual report includes the following seven investment portfolios (“Funds”):

- Tamarack Large Cap Growth Fund (“Large Cap Growth Fund”)

- Tamarack Mid Cap Growth Fund (“Mid Cap Growth Fund”)

- Tamarack SMID Cap Growth Fund (“SMID Cap Growth Fund”) (formerly known as the “Tamarack Small Cap Growth Fund”)

- Tamarack Enterprise Fund (“Enterprise Fund”)

- Tamarack Small Cap Core Fund (“Small Cap Core Fund”) (formerly known as the “Tamarack Enterprise Small Cap Fund”)

- Tamarack Value Fund (“Value Fund”)

- Tamarack Microcap Value Fund (“Microcap Value Fund”)

The Large Cap Growth, Mid Cap Growth, SMID Cap Growth, Enterprise and Small Cap Core Funds offer five share classes: Class A, Class C, Class R, Class I and Class S shares. The Value and Microcap Value Funds offer four share classes: Class A, Class C, Class R and Class S shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class C shares are offered at net asset value (i.e. no front-end sales charge), but are subject to a CDSC of 1.00% for redemptions within 12 months of purchase. Class R shares (available to certain 401(k) and other employer-sponsored retirement plans), Class I shares (intended for investors meeting certain investment minimum thresholds) and Class S shares are not subject to either a front-end sales charge or a CDSC.

Voyageur Asset Management Inc. (“Voyageur”) acts as the investment adviser for Tamarack. The officers of Tamarack (“Fund Management”) are also employees of Voyageur or its affiliates.

2.   Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“GAAP”). Fund management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standard:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those

 NOTES TO FINANCIAL STATEMENTS

fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Security Valuation:

Equity securities are generally valued on the basis of prices furnished by pricing services approved by Tamarack’s Board of Trustees (the “Board”). Equity securities traded on one or more U.S. exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the (“Valuation Time”). Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). If there was no sale on the primary exchange on the day the net asset value is calculated (“Value Date”), the most recent bid quotation generally will be used. In cases where neither closing prices nor bid prices are available, or where those prices do not accurately reflect the value of the security, a security will be valued in accordance with the Fund’s approved pricing and valuation procedures to determine a security’s fair value. These procedures are also used to determine the fair value of a security if a significant event occurs that materially affects the value of the security. Investments in open-end investment companies are valued at net asset value. Short-term securities with less than 60 days to maturity at time of purchase are valued at amortized cost.

Repurchase Agreements:

The Funds may enter into repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks (as measured by domestic deposits) who are deemed creditworthy under guidelines approved by the Board. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the Funds’ custodian bank until maturity of the repurchase agreement. The Funds have procedures to secure additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the repurchase agreement in the event of a default.

Investment Transactions and Income:

Investment transactions are recorded on one business day after trade date, except on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or portfolio management fees. Expenses incurred by Tamarack, such as trustee or

 NOTES TO FINANCIAL STATEMENTS

legal fees, are allocated among each of the Funds either proportionately based upon each relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Financial Instruments:

The Funds may enter into futures contracts in an effort to hedge against market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying index. A Fund would recognize an unrealized gain or loss each day equal to these daily payments. The Funds did not enter into futures contracts during the fiscal year ended September 30, 2007.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends and capital gains on each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., net operating loss, expiring capital loss carry forward and foreign currency transactions), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Such differences are not reflected in the calculation of the Financial Highlights. The Value Fund utilizes earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Securities Lending:

Prior to August 2007, the Funds lent their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan was secured continuously by collateral

 NOTES TO FINANCIAL STATEMENTS

consisting of U.S. Government securities, cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to 100% of the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds received any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1⁄313% of the total assets of a particular Fund. The Funds did not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances.

The Funds earned income for lending their securities from fees paid by borrowers and from the investment of cash collateral. The Funds paid the lending agent (Wells Fargo Bank) a percentage of the lending income. Securities lending income is presented net of such payments to the lending agent in the financial statements. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In the event that a borrower fails to return the lent security, the lending agent will indemnify the Funds based on the difference in value between the closing market value of the security on the date it should have been returned and the value of the cash collateral. The Funds assumed all risk of loss from a decline in the value of the collateral investment and any resulting collateral deficiencies. In an effort to reduce these risks, Voyageur and Wells Fargo Bank monitored the creditworthiness of the borrowers to which the Funds lent securities.

As of September 30, 2007, the Funds had discontinued their securities lending program.

3.   Agreements and Other Transactions with Affiliates

Tamarack has entered into investment advisory agreements with Voyageur under which Voyageur manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay Voyageur a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, Voyageur is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

	Average Daily Net Assets of Fund	Annual Rate

Large Cap Growth Fund	All Net Assets	0.70%
Mid Cap Growth Fund	All Net Assets	0.70%
SMID Cap Growth Fund	All Net Assets	0.70%
Enterprise Fund	Up to $30 million	1.40%
	Over $30 million	0.90%
Small Cap Core Fund	Up to $30 million	1.40%
	Over $30 million	0.90%
Value Fund	All Net Assets	0.85%
Microcap Value Fund	All Net Assets	0.90%

Effective January 29, 2007, Voyageur has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Class S and Class I shares of each fund to the following levels:

 NOTES TO FINANCIAL STATEMENTS

Annual Rate

Large Cap Growth Fund	1.00%
Mid Cap Growth Fund	1.10%
SMID Cap Growth Fund	1.43%
Enterprise Fund	1.08%
Small Cap Core Fund	1.30%
Value Fund	1.03%
Microcap Value Fund	1.07%

Classes A, C, and R vary from these limits only by the addition of class- specific 12b-1 fees. These expense limitation agreements are in place until January 31, 2008. Voyageur may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice.

Voyageur serves as administrator to the Funds and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) (“Citi”) serves as sub-administrator. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, Voyageur receives from each Fund a fee, payable monthly, at the annual rate of 0.10% of each Fund’s average daily net assets. For its services as sub-administrator, Citi receives a fee payable by Voyageur out of Voyageur’s own resources.

Certain Officers and Trustees of the Funds are affiliated with the adviser or the administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

4.   Fund Distribution

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Tamarack Distributors Inc. (the “Distributor”) acts as the Funds’ distributor. The Distributor is an affiliate of Voyageur. The Plan permits each Fund to make payments for or to reimburse the Distributor monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan; and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class.

	Class A		Class C	Class R

12b-1 Plan Fee	0.25	%*	1.00%	0.50%

*The maximum Plan fee rate for Class A shares is 0.50%.The Distributor is contractually waiving 0.25% of the total 0.50% Plan fee for Class A through January 31, 2008.

Plan fees are based on average annual daily net assets of the applicable class. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part.

For the fiscal year ended September 30, 2007, the Distributor received commissions of $83,487 from front-end sales charges of Class A shares of the Funds, of which $21,748 was paid to affiliated broker-dealers, the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor. The Distributor also received $4,822 from CDSC fees from Class C shares of the Funds. The Distributor received no CDSC fees from Class A shares of the Funds during the fiscal year ended September 30, 2007.

 NOTES TO FINANCIAL STATEMENTS

5.   Securities Transactions

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2007 were as follows:

	Purchases	Sales

Large Cap Growth Fund	$30,387,443	$59,899,439
Mid Cap Growth Fund	35,680,360	60,647,009
SMID Cap Growth Fund	9,462,266	11,496,808
Enterprise Fund	76,650,395	120,862,758
Small Cap Core Fund	29,686,627	35,507,567
Value Fund	376,606,338	424,115,129
Microcap Value Fund	106,465,731	55,466,786

Within the guidelines, established by the Funds, to always seek best execution when entering into portfolio transactions, certain of the funds use directed brokerage transactions through LJR Recapture Services (“LJR”) and its correspondent brokers. A portion of the commissions paid for portfolio transactions under this program are reimbursed to the Funds and are recorded as realized gains and losses from investment transactions in the financial statements.

6.   Capital Share Transactions

Tamarack is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in shares of the Funds are summarized on the following pages:

 NOTES TO FINANCIAL STATEMENTS

Tamarack Large Cap Growth Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$628,900	$428,205
Dividends reinvested	-	-
Cost of shares redeemed	(1,957,230)	(1,677,100)

Change in Class A	$(1,328,330)	$(1,248,895)

Class I
Proceeds from shares issued	$57,836	$74,609
Dividends reinvested	-	751
Cost of shares redeemed	(388,159)	(2,591,178)

Change in Class I	$(330,323)	$(2,515,818)

Class C
Proceeds from shares issued	$9,000	$-
Dividends reinvested	-	-
Cost of shares redeemed	(17)	-

Change in Class C	$8,983	$-

Class R
Proceeds from shares issued	$-	$229
Dividends reinvested	-	-
Cost of shares redeemed	-	(4,988)

Change in Class R	$-	$(4,759)

Class S
Proceeds from shares issued	$801,443	$1,437,340
Dividends reinvested	-	55,695
Cost of shares redeemed	(28,996,971)	(25,117,395)

Change in Class S	$(28,195,528)	$(23,624,360)

Change in net assets resulting from capital transactions	$(29,845,198)	$(27,393,832)

SHARE TRANSACTIONS:
Class A
Issued	54,866	39,158
Reinvested	-	-
Redeemed	(173,165)	(152,059)

Change in Class A	(118,299)	(112,901)

Class I
Issued	5,116	6,795
Reinvested	-	66
Redeemed	(32,869)	(235,328)

Change in Class I	(27,753)	(228,467)

Class C
Issued	819	-
Reinvested	-	-
Redeemed	-	-

Change in Class C	819	-

Class R
Issued	-	21
Reinvested	-	-
Redeemed	-	(483)

Change in Class R	-	(462)

Class S
Issued	69,272	129,843
Reinvested	-	4,916
Redeemed	(2,507,418)	(2,271,081)

Change in Class S	(2,438,146)	(2,136,322)

Change in shares resulting from capital transactions	(2,583,379)	(2,478,152)

 NOTES TO FINANCIAL STATEMENTS

Tamarack Mid Cap Growth Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,072,854	$6,944,468
Dividends reinvested	1,144,886	849,667
Cost of shares redeemed	(17,325,889)	(12,006,567)

Change in Class A	$(14,108,149)	$(4,212,432)

Class I
Proceeds from shares issued	$9,765,209	$18,030,328
Dividends reinvested	1,874,960	1,149,878
Cost of shares redeemed	(16,967,814)	(12,305,131)

Change in Class I	$(5,327,645)	$6,875,075

Class C
Proceeds from shares issued	$62,580	$1,661,440
Dividends reinvested	58,278	6,280
Cost of shares redeemed	(1,087,113)	(40,763)

Change in Class C	$(966,255)	$1,626,957

Class R
Proceeds from shares issued	$-	$296
Dividends reinvested	286	186
Cost of shares redeemed	-	(21,940)

Change in Class R	$286	$(21,458)

Class S
Proceeds from shares issued	$264,776	$595,116
Dividends reinvested	43,434	27,546
Cost of shares redeemed	(499,372)	(342,744)

Change in Class S	$(191,162)	$279,918

Change in net assets resulting from capital transactions	$(20,592,925)	$4,548,060

SHARE TRANSACTIONS:
Class A
Issued	162,519	543,820
Reinvested	93,384	67,434
Redeemed	(1,328,930)	(972,641)

Change in Class A	(1,073,027)	(361,387)

Class I
Issued	725,294	1,338,057
Reinvested	148,335	88,794
Redeemed	(1,273,964)	(964,789)

Change in Class I	(400,335)	462,062

Class C
Issued	5,063	138,416
Reinvested	4,856	505
Redeemed	(84,202)	(3,120)

Change in Class C	(74,283)	135,801

Class R
Issued	-	25
Reinvested	23	15
Redeemed	-	(1,918)

Change in Class R	23	(1,878)

Class S
Issued	19,436	45,161
Reinvested	3,434	2,125
Redeemed	(37,659)	(27,779)

Change in Class S	(14,789)	19,507

Change in shares resulting from capital transactions	(1,562,411)	254,105

 NOTES TO FINANCIAL STATEMENTS

Tamarack SMID Cap Growth Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$700,806	$947,992
Dividends reinvested	361,996	1,925,396
Cost of shares redeemed	(1,926,741)	(2,996,628)

Change in Class A	$(863,939)	$(123,240)

Class I
Proceeds from shares issued	$1,093,278	$1,799,030
Dividends reinvested	270,792	776,912
Cost of shares redeemed	(1,251,313)	(1,552,267)

Change in Class I	$112,757	$1,023,675

Class C
Proceeds from shares issued	$101	$12,650
Dividends reinvested	2,362	12,936
Cost of shares redeemed	(12,683)	(27,027)

Change in Class C	$(10,220)	$(1,441)

Class R
Proceeds from shares issued	$38,341	$7,840
Dividends reinvested	2,031	8,741
Cost of shares redeemed	(40)	(49,757)

Change in Class R	$40,332	$(33,176)

Class S
Proceeds from shares issued	$118,115	$193,019
Dividends reinvested	17,044	52,566
Cost of shares redeemed	(107,087)	(28,072)

Change in Class S	$28,072	$217,513

Change in net assets resulting from capital transactions	$(692,998)	$1,083,331

SHARE TRANSACTIONS:
Class A
Issued	66,929	83,231
Reinvested	35,984	186,389
Redeemed	(184,312)	(271,707)

Change in Class A	(81,399)	(2,087)

Class I
Issued	98,520	162,255
Reinvested	25,988	72,949
Redeemed	(115,496)	(122,090)

Change in Class I	9,012	113,114

Class C
Issued	10	1,227
Reinvested	241	1,276
Redeemed	(1,266)	(2,532)

Change in Class C	(1,015)	(29)

Class R
Issued	3,700	732
Reinvested	204	853
Redeemed	-	(4,062)

Change in Class R	3,904	(2,477)

Class S
Issued	11,021	15,787
Reinvested	1,637	4,940
Redeemed	(9,673)	(2,568)

Change in Class S	2,985	18,159

Change in shares resulting from capital transactions	(66,513)	126,680

 NOTES TO FINANCIAL STATEMENTS

Tamarack Enterprise Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,737,995	$9,206,486
Dividends reinvested	1,472,750	1,539,600
Cost of shares redeemed	(4,461,071)	(5,419,718)

Change in Class A	$749,674	$5,326,368

Class I
Proceeds from shares issued	$9,565,365	$5,966,827
Dividends reinvested	3,044,157	3,431,493
Cost of shares redeemed	(5,538,851)	(3,325,090)

Change in Class I	$7,070,671	$6,073,230

Class C
Proceeds from shares issued	$541,137	$1,600,594
Dividends reinvested	204,733	103,385
Cost of shares redeemed	(813,124)	(79,082)

Change in Class C	$(67,254)	$1,624,897

Class R
Proceeds from shares issued	$1,702	$52
Dividends reinvested	366	994
Cost of shares redeemed	(2,405)	(5,067)

Change in Class R	$(337)	$(4,021)

Class S
Proceeds from shares issued	$24,703,605	$25,976,483
Dividends reinvested	22,534,553	33,738,820
Cost of shares redeemed	(81,111,127)	(69,580,774)

Change in Class S	$(33,872,969)	$(9,865,471)

Change in net assets resulting from capital transactions	$(26,120,215)	$3,155,003

SHARE TRANSACTIONS:
Class A
Issued	145,010	361,918
Reinvested	60,433	66,794
Redeemed	(173,141)	(214,608)

Change in Class A	32,302	214,104

Class I
Issued	378,667	233,929
Reinvested	123,998	148,101
Redeemed	(213,990)	(131,890)

Change in Class I	288,675	250,140

Class C
Issued	21,432	64,172
Reinvested	8,609	4,550
Redeemed	(32,260)	(3,201)

Change in Class C	(2,219)	65,521

Class R
Issued	68	2
Reinvested	15	43
Redeemed	(100)	(204)

Change in Class R	(17)	(159)

Class S
Issued	954,229	1,027,267
Reinvested	918,278	1,456,142
Redeemed	(3,123,312)	(2,763,788)

Change in Class S	(1,250,805)	(280,379)

Change in shares resulting from capital transactions	(932,064)	249,227

 NOTES TO FINANCIAL STATEMENTS

Tamarack Small Cap Core Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$699,107	$1,218,562
Dividends reinvested	247,641	414,559
Cost of shares redeemed	(2,006,483)	(2,010,800)

Change in Class A	$(1,059,735)	$(377,679)

Class I (a)
Proceeds from shares issued	$100,000	$-
Dividends reinvested	-	-
Cost of shares redeemed	-	-

Change in Class I	$100,000	$-

Class C
Proceeds from shares issued	$250,431	$280,542
Dividends reinvested	46,062	95,240
Cost of shares redeemed	(94,594)	(471,242)

Change in Class C	$201,899	$(95,460)

Class R
Proceeds from shares issued	$-	$-
Dividends reinvested	440	2,723
Cost of shares redeemed	-	(4,157)

Change in Class R	$440	$(1,434)

Class S
Proceeds from shares issued	$1,671,816	$1,772,380
Dividends reinvested	6,671,684	9,753,447
Cost of shares redeemed	(7,772,556)	(13,580,559)

Change in Class S	$570,944	$(2,054,732)

Change in net assets resulting from capital transactions	$(186,452)	$(2,529,305)

SHARE TRANSACTIONS:
Class A
Issued	22,036	38,876
Reinvested	8,366	14,806
Redeemed	(61,275)	(63,387)

Change in Class A	(30,873)	(9,705)

Class I (a)
Issued	3,195	-
Reinvested	-	-
Redeemed	-	-

Change in Class I	3,195	-

Class C
Issued	8,142	9,228
Reinvested	1,590	3,453
Redeemed	(3,023)	(15,447)

Change in Class C	6,709	(2,766)

Class R
Issued	-	-
Reinvested	15	98
Redeemed	-	(145)

Change in Class R	15	(47)

Class S
Issued	52,501	56,251
Reinvested	224,183	346,728
Redeemed	(244,429)	(435,019)

Change in Class S	32,255	(32,040)

Change in shares resulting from capital transactions	11,301	(44,558)

(a)	The Small Cap Core Class I Shares are for the period from August 2, 2007 (commencement of operations) to September 30, 2007.

 NOTES TO FINANCIAL STATEMENTS

Tamarack Value Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$120,993	$299,314
Dividends reinvested	43,523	337,055
Cost of shares redeemed	(238,045)	(1,953,944)

Change in Class A	$(73,529)	$(1,317,575)

Class C
Proceeds from shares issued	$1,000	$1,200
Dividends reinvested	2,266	4,460
Cost of shares redeemed	(7,740)	(6,265)

Change in Class C	$(4,474)	$(605)

Class R
Proceeds from shares issued	$-	$-
Dividends reinvested	388	598
Cost of shares redeemed	-	-

Change in Class R	$388	$598

Class S
Proceeds from shares issued	$3,653,513	$10,020,806
Dividends reinvested	27,130,832	57,366,366
Cost of shares redeemed	(62,387,585)	(111,790,919)

Change in Class S	$(31,603,240)	$(44,403,747)

Change in net assets resulting from capital transactions	$(31,680,855)	$(45,721,329)

SHARE TRANSACTIONS:
Class A
Issued	2,859	7,045
Reinvested	1,080	8,660
Redeemed	(5,732)	(48,909)

Change in Class A	(1,793)	(33,204)

Class C
Issued	24	27
Reinvested	57	115
Redeemed	(182)	(159)

Change in Class C	(101)	(17)

Class R
Issued	-	-
Reinvested	10	15
Redeemed	-	-

Change in Class R	10	15

Class S
Issued	88,582	245,393
Reinvested	672,888	1,472,443
Redeemed	(1,503,060)	(2,746,219)

Change in Class S	(741,590)	(1,028,383)

Change in shares resulting from capital transactions	(743,474)	(1,061,589)

 NOTES TO FINANCIAL STATEMENTS

Tamarack Microcap Value Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,788,187	$21,509,388
Dividends reinvested	1,656,596	724,313
Cost of shares redeemed	(9,355,958)	(4,079,726)

Change in Class A	$14,088,825	$18,153,975

Class C
Proceeds from shares issued	$2,252,195	$1,522,129
Dividends reinvested	138,761	40,803
Cost of shares redeemed	(417,303)	(48,232)

Change in Class C	$1,973,653	$1,514,700

Class R
Proceeds from shares issued	$552,901	$87,900
Dividends reinvested	23,703	8,962
Cost of shares redeemed	(199,949)	(77,953)

Change in Class R	$376,655	$18,909

Class S
Proceeds from shares issued	$124,579,974	$54,488,045
Dividends reinvested	19,094,543	19,192,907
Cost of shares redeemed	(87,537,295)	(53,531,006)

Change in Class S	$56,137,222	$20,149,946

Change in net assets resulting from capital transactions	$72,576,355	$39,837,530

SHARE TRANSACTIONS:
Class A
Issued	942,583	989,589
Reinvested	73,889	36,125
Redeemed	(408,013)	(189,336)

Change in Class A	608,459	836,378

Class C
Issued	100,164	71,356
Reinvested	6,301	2,055
Redeemed	(18,917)	(2,223)

Change in Class C	87,548	71,188

Class R
Issued	24,124	4,033
Reinvested	1,061	447
Redeemed	(8,659)	(3,683)

Change in Class R	16,526	797

Class S
Issued	5,386,852	2,504,113
Reinvested	848,646	954,871
Redeemed	(3,786,534)	(2,499,770)

Change in Class S	2,448,964	959,214

Change in shares resulting from capital transactions	3,161,497	1,867,577

 NOTES TO FINANCIAL STATEMENTS

7.   Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

In June 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires each evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. To the extent that a tax benefit is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the Statement of Operations. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed its analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

The tax cost of securities differ from financial reporting cost by the amount of losses recognized for financial reporting purposes in excess of those allowed to be recognized for federal income tax purposes. As of September 30, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Large Cap Growth Fund	$96,640,157	$24,038,399	$(617,897)	$23,420,502
Mid Cap Growth Fund	86,111,866	30,005,830	(2,509,205)	27,496,625
SMID Cap Growth Fund	8,611,061	2,113,598	(262,370)	1,851,228
Enterprise Fund	258,076,419	120,755,732	(30,209,584)	90,546,148
Small Cap Core Fund	48,353,207	23,162,315	(3,467,839)	19,694,476
Value Fund	233,824,191	41,330,541	(2,648,897)	38,681,644
Microcap Value Fund	303,391,330	100,000,352	(35,328,485)	64,671,867

The tax character of distributions during the fiscal year ended September 30, 2007 were as follows:

	Distributions Paid From

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid*

Mid Cap Growth Fund	$60,768	$3,123,176	$3,183,944	$3,183,944
SMID Cap Growth Fund	-	677,944	677,944	677,944
Enterprise Fund	8,366,757	21,688,785	30,055,542	30,055,542
Small Cap Core Fund	1,235,665	6,243,016	7,478,681	7,478,681
Value Fund	4,204,655	24,235,218	28,439,873	28,439,873
Microcap Value Fund	1,852,038	20,157,497	22,009,535	22,009,535

 NOTES TO FINANCIAL STATEMENTS

The tax character of distributions during the fiscal year ended September 30, 2006 were as follows:

	Distributions Paid From

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*

Large Cap Growth Fund	$63,057	$-	$63,057	$-	$63,057
Mid Cap Growth Fund	461,810	1,621,492	2,083,302	-	2,083,302
SMID Cap Growth Fund	93,040	2,854,593	2,947,633	-	2,947,633
Enterprise Fund	-	42,964,648	42,964,648	-	42,964,648
Small Cap Core Fund	1,063,554	9,685,240	10,748,794	-	10,748,794
Value Fund	7,474,650	52,201,003	59,675,653	-	59,675,653
Microcap Value Fund	1,700,236	19,418,081	21,118,317	-	21,118,317

* Total Distributions Paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2007 the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation	Total Accumulated Earnings/ (Deficit)

Large Cap Growth Fund	$-	$-	$-	$-	$(27,073,426)	$23,420,502	$(3,652,924)
Mid Cap Growth Fund	-	8,557,061	8,557,061	-	-	27,496,625	36,053,686
SMID Cap Growth Fund	-	1,250,021	1,250,021	-	-	1,851,228	3,101,249
Enterprise Fund	5,226,852	34,880,595	40,107,447	-	-	90,546,148	130,653,595
Small Cap Core Fund	612,109	9,415,876	10,027,985	-	-	19,694,476	29,722,461
Value Fund	8,297,375	74,387,994	82,685,369	-	-	38,681,644	121,367,013
Microcap Value Fund	3,513,143	21,623,471	25,136,614	-	-	64,671,867	89,808,481

As of September 30, 2007, the following Fund had net capital loss carryforwards as successor to a merger and subject to certain limitations on utilization. To the extent that these carryforwards are utilized, it is probable that the realized gains that are offset will not be required to be distributed to shareholders.

	Capital Loss Carryforward	Expires

Large Cap Growth Fund	$14,484,487	2008
	9,673,722	2009
	2,915,217	2010

 NOTES TO FINANCIAL STATEMENTS

8.   Market Timing

Tamarack strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by Voyageur. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. Tamarack also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of Tamarack’s policies on market timing and/or excessive trading. During the fiscal year ended September 30, 2007 the redemption fees collected by each Fund were as follows:

Redemption Fees

Large Cap Growth Fund	$1,760
Mid Cap Growth Fund	136
SMID Cap Growth Fund	1,991
Enterprise Fund	4,645
Small Cap Core Fund	100
Value Fund	1,670
Microcap Value Fund	13,348

9.   Soft Dollars

The term soft dollars generally refers to arrangements in which services other than trade execution are received from a broker-dealer. Federal securities laws permit a fund advisor to incur commission charges on behalf of a Fund that are higher than another broker dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. Voyageur has a fiduciary duty to the shareholders of the Funds to seek the best execution price for all of the Funds’ securities transactions. Fund management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. As of September 30, 2007 certain of the Funds used soft dollar arrangements on a limited basis. Fund management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Large Cap Growth Fund

September 30, 2007

Shares		Value

Common Stocks – 98.53%
Consumer Discretionary – 11.02%
30,390	Johnson Controls, Inc.	$3,589,363
31,470	Kohl’s Corp.*	1,804,175
34,140	McGraw-Hill Cos., Inc. (The)	1,738,067
48,850	Omnicom Group, Inc.	2,349,197
67,510	Starbucks Corp.*	1,768,762
28,870	Target Corp.	1,835,266

		13,084,830

Consumer Staples – 10.97%
80,930	Walgreen Co.	3,823,133
59,200	PepsiCo, Inc.	4,336,992
69,050	Procter & Gamble Co.	4,856,977

		13,017,102

Energy – 5.73%
21,720	Apache Corp.	1,956,103
25,930	EOG Resources, Inc.	1,875,517
41,550	Smith International, Inc.	2,966,670

		6,798,290

Financials – 10.62%
6,640	CME Group, Inc.	3,900,004
22,710	Franklin Resources, Inc.	2,895,525
46,610	State Street Corp.	3,176,937
44,340	American Express Co.	2,632,466

		12,604,932

Healthcare – 14.24%
52,660	Express Scripts, Inc.*	2,939,481
53,230	Stryker Corp.	3,660,095
44,430	Genzyme Corp.*	2,752,883
44,890	Medtronic, Inc.	2,532,245
19,980	WellPoint, Inc.*	1,576,821
27,600	Allergan, Inc.	1,779,372
31,090	Abbott Laboratories	1,667,046

		16,907,943

Industrials – 19.07%
57,200	Danaher Corp.	4,731,012
117,640	General Electric Co.	4,870,296
40,900	Illinois Tool Works, Inc.	2,439,276
19,290	Precision Castparts Corp.	2,854,534
61,580	Thermo Fisher Scientific, Inc.*	3,554,398
51,950	United Technologies Corp.	4,180,936

		22,630,452

Information Technology – 24.14%
95,470	Adobe Systems, Inc.*	4,168,220
14,960	Apple Computer, Inc.*	2,296,959
38,620	Autodesk, Inc.*	1,929,841
169,680	Cisco Systems, Inc.*	$5,618,105
68,660	eBay, Inc.*	2,679,113
3,500	Google, Inc., Class A*	1,985,445
77,880	Jabil Circuit, Inc.	1,778,779
26,200	NAVTEQ Corp.*	2,042,814
93,810	Paychex, Inc.	3,846,210
41,900	SanDisk Corp.*	2,308,690

		28,654,176

Materials – 2.74%
68,850	Ecolab, Inc.	3,249,720

Total Common Stocks (Cost $93,526,943)		116,947,445

Investment Companies – 0.27%
313,214	Wells Fargo Prime Investment Money Market Fund	313,214

Total Investment Companies (Cost $313,214)		313,214

Shares or Principal Amount		Value

Repurchase Agreement – 2.36%
$2,800,000	Deutsche dated 9/28/07; due 10/1/07 at 5.10% with maturity value of $2,801,190 (fully collateralized by Freddie Mac with maturity dates ranging from 12/1/08 to 6/1/37 at rates from 5.00% to 6.00%)	2,800,000

Total Repurchase Agreement (Cost $2,800,000)		2,800,000

Total Investments (Cost $96,640,157) (a) – 101.2%		120,060,659

Liabilities in excess of other assets – (1.2)%		(1,371,800)

NET ASSETS – 100.0%		$118,688,859

(a)   See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

*Non-income producing security

See notes to financial statements.

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Mid Cap Growth Fund

September 30, 2007

Shares		Value

Common Stocks – 98.61%
Consumer Discretionary – 17.16%
63,000	Aeropostale, Inc.*	$1,200,780
79,000	Coldwater Creek, Inc.*	857,940
45,000	Dick’s Sporting Goods, Inc.*	3,021,750
29,000	Guitar Center, Inc.*	1,719,700
96,000	LKQ Corp.*	3,341,760
73,800	O’Reilly Automotive, Inc.*	2,465,658
71,000	PetSmart, Inc.	2,264,900
38,310	Tractor Supply Co.*	1,765,708
61,000	Zumiez, Inc.*	2,706,570

		19,344,766

Consumer Staples – 5.04%
56,000	Chattem, Inc.*	3,949,120
74,000	Sonic Corp.*	1,731,600

		5,680,720

Energy – 3.10%
49,000	Smith International, Inc.	3,498,600

Financials – 5.30%
60,000	Commerce Bancorp, Inc.	2,326,800
61,510	East West Bancorp, Inc.	2,211,900
21,000	Zions Bancorp.	1,442,070

		5,980,770

Healthcare – 17.76%
37,000	ArthroCare Corp.*	2,067,930
44,000	Express Scripts, Inc.*	2,456,080
38,000	Henry Schein, Inc.*	2,311,920
39,000	Omnicare, Inc.	1,292,070
55,000	Pharmaceutical Product Development, Inc.	1,949,200
39,000	Quest Diagnostics, Inc.	2,253,030
40,000	ResMed, Inc.*	1,714,800
65,000	Varian Medical Systems, Inc.*	2,722,850
78,000	VCA Antech, Inc.*	3,256,500

		20,024,380

Industrials – 27.03%
40,000	ChoicePoint, Inc.*	1,516,800
15,000	Corporate Executive Board Co.	1,113,600
62,000	Donaldson Co., Inc.	2,589,120
66,480	Expeditors International of Washington, Inc.	3,144,504
52,920	Fastenal Co.	2,403,097
40,000	Graco, Inc.	1,564,400
38,000	Grant Prideco, Inc.*	2,071,760
23,000	Huron Consulting Group, Inc.*	1,670,260
120,500	Knight Transportation, Inc.	2,073,805
21,000	Precision Castparts Corp.	3,107,580
78,000	Roper Industries, Inc.	5,109,000
72,000	Stericycle, Inc.*	$4,115,520

		30,479,446

Information Technology – 20.79%
54,000	Amdocs Ltd. ADR*	2,008,260
107,220	ANSYS, Inc.*	3,663,707
20,000	CDW Corp.*	1,744,000
55,000	Cognos, Inc. ADR*	2,284,150
22,000	DST Systems, Inc.*	1,887,820
54,000	FactSet Research Systems, Inc.	3,701,700
95,000	Jabil Circuit, Inc.	2,169,800
62,000	Microchip Technology, Inc.	2,251,840
23,000	NAVTEQ Corp.*	1,793,310
52,000	VistaPrint Ltd.*	1,943,240

		23,447,827

Materials – 2.43%
62,000	Albemarle Corp.	2,740,400

Total Common Stocks (Cost $83,664,877)		111,196,909

Investment Companies – 0.28%
311,582	Wells Fargo Prime Investment Money Market Fund	311,582

Total Investment Companies (Cost $311,582)		311,582

Shares or Principal Amount		Value

Repurchase Agreement – 1.86%
$2,100,000	Deutsche dated 9/28/07; due 10/1/07 at 5.10% with maturity value of $2,100,893 (fully collateralized by Freddie Mac with maturity dates ranging from 12/1/18 to 6/1/37 at rates from 5.00% to 6.00%)	2,100,000

Total Repurchase Agreement (Cost $2,100,000)		2,100,000

Total Investments (Cost $86,076,459) (a) – 100.75%		113,608,491
Liabilities in excess of other assets – (0.75)%		(845,535)

NET ASSETS – 100.0%		$112,762,956

*Non-income producing security.

(a)   See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR – American Depositary Receipt

See notes to financial statements.

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack SMID Cap Growth Fund

September 30, 2007

Shares		Value

Common Stocks – 99.23%
Consumer Discretionary – 17.55%
7,950	Aeropostale, Inc.*	$151,527
9,900	Coldwater Creek, Inc.*	107,514
4,600	Dick’s Sporting Goods, Inc.*	308,890
9,100	Houston Wire & Cable Co.	164,801
7,000	LKQ Corp.*	243,670
6,700	O’Reilly Automotive, Inc.*	223,847
7,100	PetSmart, Inc.	226,490
4,200	Tractor Supply Co.*	193,578
4,600	Zumiez, Inc.*	204,102

		1,824,419

Consumer Staples – 2.92%
4,300	Chattem, Inc.*	303,236

Energy – 5.34%
5,550	Berry Petroleum Co., Class A	219,724
4,700	Smith International, Inc.	335,580

		555,304

Financials – 7.67%
5,800	East West Bancorp, Inc.	208,568
7,300	HCC Insurance Holdings, Inc.	209,072
4,850	Investment Technology Group, Inc.*	208,453
2,500	Zions Bancorp.	171,675

		797,768

Healthcare – 21.10%
4,400	ArthroCare Corp.*	245,916
5,700	Express Scripts, Inc.*	318,174
7,000	HealthExtras, Inc.*	194,810
4,400	Henry Schein, Inc.*	267,696
2,850	Kyphon, Inc.*	199,500
5,000	Pharmaceutical Product Development, Inc.	177,200
5,000	ResMed, Inc.*	214,350
3,900	Varian Medical Systems, Inc.*	163,371
5,500	VCA Antech, Inc.*	229,625
4,400	West Pharmaceutical Services, Inc.	183,304

		2,193,946

Industrials – 18.33%
3,350	DRS Technologies, Inc.	184,652
6,200	Expeditors International of Washington, Inc.	293,260
4,300	Fastenal Co.	195,263
3,900	Grant Prideco, Inc.*	212,628
3,300	Huron Consulting Group, Inc.*	$239,646
7,625	Knight Transportation, Inc.	131,226
4,500	Roper Industries, Inc.	294,750
6,200	Stericycle, Inc.*	354,392

		1,905,817

Information Technology – 23.90%
9,900	ANSYS, Inc.*	338,283
2,900	CDW Corp.*	252,880
5,000	Cognos, Inc. ADR*	207,650
5,950	Cymer, Inc.*	228,420
4,000	DST Systems, Inc.*	343,240
5,000	FactSet Research Systems, Inc.	342,750
8,400	Jabil Circuit, Inc.	191,856
6,900	Microchip Technology, Inc.	250,608
1,900	NAVTEQ Corp.*	148,143
4,950	Zebra Technologies Corp., Class A*	180,626

		2,484,456

Materials – 2.42%
9,250	Valspar Corp.	251,693

Total Common Stocks (Cost $8,446,303)		10,316,639

Investment Companies – 1.40%
145,650	Wells Fargo Prime Investment Money Market Fund	145,650

Total Investment Companies (Cost $145,650)		145,650

Total Investments (Cost $8,591,953) (a) – 100.6%		10,462,289
Liabilities in excess of other assets – (0.6)%		(65,320)

NET ASSETS – 100.0%		$10,396,969

*Non-income producing security

(a)   See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR – American Depositary Receipt

See notes to financial statements.

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Enterprise Fund

September 30, 2007

Shares		Value

Common Stocks – 97.42%
Consumer Discretionary – 19.27%
190,000	Benihana, Inc., Class A*	$3,288,900
197,250	Cache, Inc.*	3,520,913
92,400	Carmike Cinemas, Inc.	1,697,388
642,000	Casual Male Retail Group, Inc.*	5,752,320
300,000	Comstock Homebuilding Cos., Inc., Class A*	549,000
149,971	Deb Shops, Inc.	4,032,720
275,800	Dixie Group, Inc. (The)*	2,620,100
495,400	Hancock Fabrics, Inc.*	891,720
219,900	McCormick & Schmick’s Seafood Restaurants, Inc.*	4,140,717
487,400	Movado Group, Inc.	15,557,808
762,900	Regent Communications, Inc.*	2,006,427
457,000	Steinway Musical Instruments, Inc.	13,536,340
275,000	Tefron Ltd. ADR	1,707,750
228,500	Universal Electronics, Inc.*	7,426,250

		66,728,353

Consumer Staples – 1.23%
500,000	NutraCea*	770,000
360,400	Topps Co., Inc. (The)	3,492,276

		4,262,276

Energy – 3.85%
79,300	Goodrich Petroleum Corp.*	2,513,810
85,000	Gulf Island Fabrication, Inc.	3,263,150
356,800	Tetra Technologies, Inc.*	7,542,752

		13,319,712

Financials – 12.55%
231,300	ASTA Funding, Inc.	8,863,416
93,100	Boston Private Financial Holdings, Inc.	2,591,904
81,009	Capital Corp. of the West	1,492,186
86,259	Cobiz, Inc.	1,476,754
162,157	Dearborn BanCorp, Inc.*	2,093,447
138,800	FirstCity Financial Corp.*	1,372,732
114,096	Hanmi Financial Corp.	1,767,347
146,200	Harrington West Financial Group, Inc.	2,308,498
95,100	LaSalle Hotel Properties	4,001,808
71,391	Mercantile Bank Corp.	1,532,051
123,289	MetroCorp Bancshares, Inc.	1,984,953
134,900	National Interstate Corp.	4,153,571
76,427	Northrim BanCorp, Inc.	1,903,042
208,666	Sanders Morris Harris Group, Inc.	2,117,960
54,554	Sterling Financial Corp.	$1,468,048
244,900	SWS Group, Inc.	4,332,281

		43,459,998

Healthcare – 6.08%
100,000	Kensey Nash Corp.*	2,611,000
247,500	Meridian Bioscience, Inc.	7,504,200
122,100	Omrix Biopharmaceuticals, Inc.*	4,311,351
295,275	Penwest Pharmaceuticals Co.*	3,250,978
118,624	Young Innovations, Inc.	3,393,832

		21,071,361

Industrials – 25.06%
105,200	ABM Industries, Inc.	2,101,896
220,870	Allied Defense Group, Inc.*	1,738,247
120,400	AZZ, Inc.*	4,209,184
480,000	C&D Technologies, Inc.*	2,390,400
80,600	CDI Corp.	2,247,128
305,725	Columbus McKinnon Corp.*	7,609,495
231,000	EDO Corp.	12,938,310
200,200	Ennis Business Forms, Inc.	4,412,408
61,500	ESCO Technologies, Inc.*	2,044,260
214,800	Gehl Co.*	4,796,484
445,500	LaBarge, Inc.*	5,346,000
206,837	LSI Industries, Inc.	4,244,295
185,000	Mac-Gray Corp.*	2,382,800
316,490	Nu Horizons Electronics Corp.*	2,984,501
162,200	Old Dominion Freight Line, Inc.*	3,887,934
190,000	PGT, Inc.*	1,506,700
140,010	Quixote Corp.	2,772,198
280,393	Rush Enterprises, Inc., Class A*	7,107,963
140,800	Saia, Inc.*	2,327,424
377,900	Spectrum Control, Inc.*	5,475,771
106,789	Standard Parking Corp.*	4,249,134

		86,772,532

Information Technology – 13.76%
208,700	Comtech Telecommunications Corp.*	11,163,363
354,000	Edgewater Technology, Inc.*	3,083,340
482,732	HMS Holdings Corp.*	11,880,034
581,300	Hypercom Corp.*	2,627,476
135,900	Landauer, Inc.	6,925,464
510,000	NIC, Inc.	3,539,400
345,000	Sonic Solutions*	3,612,150

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Enterprise Fund (cont.)

Shares		Value

359,800	Tyler Technologies, Inc.*	$4,803,330

		47,634,557

Materials – 10.41%
1,124,600	Birch Mountain Resources Ltd. ADR*	1,686,900
664,000	Intertape Polymer Group, Inc. ADR*	2,257,600
130,000	Koppers Holdings, Inc.	5,019,300
296,300	NN, Inc.	2,906,703
554,500	Omnova Solutions, Inc.*	3,205,010
235,250	Penford Corp.	8,868,925
673,300	U.S. Concrete, Inc.*	4,437,047
193,088	Universal Stainless & Alloy Products, Inc.*	7,682,972

		36,064,457

Telecommunication Services – 2.89%
408,500	EMS Technologies, Inc.*	10,020,505

Utilities – 2.32%
135,400	Central Vermont Public Service Corp.	4,947,516
104,800	Unitil Corp.	3,091,600

		8,039,116

Total Common Stocks (Cost $246,530,188)		337,372,867

Investment Companies – 0.07%
249,700	Wells Fargo Prime Investment Money Market Fund	249,700

Total Investment Companies (Cost $249,700)		249,700

Shares or Principal Amount		Value

Repurchase Agreement – 3.18%
$11,000,000	Deutsche dated 9/28/07; due 10/1/07 at 5.10% with maturity value of $11,004,675 (fully collateralized by Freddie Mac with maturity dates ranging from 12/1/18 to 6/1/37 at rates from 5.00% to 6.00%)	11,000,000

Total Repurchase Agreement (Cost $11,000,000)		11,000,000

Total Investments (Cost $257,779,888) (a) – 100.67%		348,622,567
Liabilities in excess of other assets – (0.67)%		(2,318,043)

NET ASSETS – 100.0%		$346,304,524

(a)   See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

* Non-income producing security

Abbreviations used are defined below:

ADR – American Depositary Receipt

See notes to financial statements.

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Small Cap Core Fund

September 30, 2007

Shares		Value

Common Stocks – 98.14%
Consumer Discretionary – 18.73%
17,900	Big 5 Sporting Goods Corp.	$334,730
125,300	Casual Male Retail Group, Inc.*	1,122,688
148,600	Interface, Inc.	2,682,230
17,400	McCormick & Schmick’s Seafood Restaurants, Inc.*	327,642
28,950	Men’s Wearhouse, Inc.	1,462,554
73,100	Movado Group, Inc.	2,333,352
24,425	Pool Corp.	610,136
33,900	Sally Beauty Holdings, Inc.*	286,455
32,700	Stein Mart, Inc.	248,847
82,200	Steinway Musical Instruments, Inc.	2,434,764
41,500	Steven Madden Ltd.	786,425
2,400	Universal Electronics, Inc.*	78,000

		12,707,823

Consumer Staples – 4.35%
33,900	Alberto-Culver Co.	840,381
17,200	BJ’s Wholesale Club, Inc.*	570,352
20,900	Dress Barn, Inc. (The)*	355,509
29,800	Nash-Finch Co.	1,186,934

		2,953,176

Energy – 2.64%
53,300	Basic Energy Services, Inc.*	1,120,366
16,500	World Fuel Services Corp.	673,365

		1,793,731

Financials – 15.52%
37,600	Amerisafe, Inc.*	621,904
17,161	Argo Group International Holdings Ltd.*	746,675
116,400	Ashford Hospitality Trust, Inc.	1,169,820
40,200	ASTA Funding, Inc.	1,540,464
12,800	Cadence Financial Corp.	225,280
37,608	Cash America International, Inc.	1,414,061
34,225	Delphi Financial Group, Inc., Class A	1,383,375
8,100	GB&T Bancshares, Inc.	107,325
20,100	Pro-Assurance Corp.*	1,082,787
18,500	SWS Group, Inc.	327,265
40,300	Thomas Weisel Partners Group, Inc.*	584,753
11,972	TriCo Bancshares	266,616
60,900	UCBH Holdings, Inc.	1,064,532

		10,534,857

Healthcare – 14.08%
118,500	Angiotech Pharmaceuticals, Inc. ADR*	$742,995
36,100	Invacare Corp.	844,018
49,500	Inverness Medical Innovations, Inc.*	2,738,340
24,000	Omrix Biopharmaceuticals, Inc.*	847,440
35,202	Polymedica Corp.	1,848,809
65,575	PSS World Medical, Inc.*	1,254,450
17,500	Respironics, Inc.*	840,525
10,500	West Pharmaceutical Services, Inc.	437,430

		9,554,007

Industrials – 20.76%
10,300	Arkansas Best Corp.	336,398
21,800	Blount International, Inc.*	247,648
92,600	C&D Technologies, Inc.*	461,148
43,600	Carlisle Co.	2,118,960
47,400	Columbus McKinnon Corp.*	1,179,786
8,600	Franklin Electric Co., Inc.	353,546
66,300	Gardner Denver, Inc.*	2,585,700
38,100	Gehl Co.*	850,773
20,300	Interline Brands, Inc.*	466,697
22,700	Lamson & Sessions Co.*	611,992
37,200	Manitowoc Co., Inc. (The)	1,647,216
9,500	NCI Building Systems, Inc.*	410,495
50,600	Spectrum Control, Inc.*	733,194
33,400	Sun Hydraulics Corp.	1,062,120
22,300	Wabtec Corp.	835,358
6,000	Watts Water Technologies, Inc., Class A	184,200

		14,085,231

Information Technology – 9.65%
59,100	Aspen Technology, Inc.*	846,312
17,650	Benchmark Electronics, Inc.*	421,306
32,800	Comtech Telecommunications Corp.*	1,754,472
33,400	Daktronics, Inc.	909,148
80,100	Skyworks Solutions, Inc.*	724,104
88,800	Sonic Solutions*	929,736
50,200	Xyratex Ltd.*	963,338

		6,548,416

Materials – 8.41%
96,100	Birch Mountain Resources Ltd. ADR*	144,150
10,800	CARBO Ceramics, Inc.	547,884
25,000	H.B. Fuller Co.	742,000

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Small Cap Core Fund (cont.)

Shares		Value

71,300	Hercules, Inc.	$1,498,726
46,100	Insteel Industries, Inc.	707,635
96,900	Intertape Polymer Group, Inc. ADR*	329,460
15,900	Koppers Holdings, Inc.	613,899
31,500	Spartech Corp.	537,390
14,700	Universal Stainless & Alloy Products, Inc.*	584,913

		5,706,057

Telecommunication Services – 2.21%
14,000	EMS Technologies, Inc.*	343,420
91,200	Premiere Global Services, Inc.*	1,153,680

		1,497,100

Utility – 1.79%
21,300	Energen Corp.	1,216,656

Total Common Stocks (Cost $46,729,378)		66,597,054

Investment Companies – 0.52%
350,629	Wells Fargo Prime Investment Money Market Fund	350,629

Total Investment Companies (Cost $350,630)		350,629

Shares or Principal Amount		Value

Repurchase Agreement – 1.62%
$1,100,000	Deutsche dated 9/28/07; due 10/1/07 at 5.10% with maturity value of $1,100,468 (fully collateralized by Freddie Mac with maturity dates ranging from 12/1/18 to 6/1/37 at rates from 5.00% to 6.00%)	1,100,000

Total Repurchase Agreement (Cost $1,100,000)		1,100,000

Total Investments (Cost $48,180,008) (a) – 100.3%		68,047,683
Liabilities in excess of other assets – (0.3)%		(187,873)

NET ASSETS – 100.0%		$67,859,810

*Non-income producing security

(a)   See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR American Depositary Receipt

See notes to financial statements.

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Value Fund

September 30, 2007

Shares		Value

Common Stocks – 99.51%
Consumer Discretionary – 5.80%
84,390	CBS Corp., Class B	$2,658,285
25,400	Johnson Controls, Inc.	2,999,994
79,780	McDonald’s Corp.	4,345,617
86,440	Time Warner, Inc.	1,587,038
140,280	TJX Cos., Inc.	4,077,940

		15,668,874

Consumer Staples – 9.62%
120,560	Coca-Cola Co. (The)	6,928,583
69,100	CVS Caremark Corp.	2,738,433
148,160	Gap, Inc. (The)	2,732,070
58,390	Kimberly-Clark Corp.	4,102,482
69,400	Macy’s, Inc.	2,243,008
14,990	Molson Coors Brewing Co., Class B	1,494,053
42,930	Procter & Gamble Co.	3,019,696
81,490	Safeway, Inc.	2,698,134

		25,956,459

Energy – 14.45%
76,760	Anadarko Petroleum Corp.	4,125,850
76,170	Apache Corp.	6,859,870
33,120	Baker Hughes, Inc.	2,993,054
49,570	Chevron Corp.	4,638,761
60,530	ConocoPhillips	5,312,718
130,340	Exxon Mobil Corp.	12,064,271
42,830	Noble Energy, Inc.	2,999,813

		38,994,337

Financials – 31.54%
121,620	AFLAC, Inc.	6,937,205
84,050	Allstate Corp. (The)	4,806,819
69,390	American International Group, Inc.	4,694,234
39,520	Ameriprise Financial, Inc.	2,494,107
183,500	Bank of America Corp.	9,224,545
131,150	Charles Schwab Corp. (The)	2,832,840
145,866	Citigroup, Inc.	6,807,566
140,260	Discover Financial Services*	2,917,408
67,970	Federal National Mortgage Association	4,133,256
20,410	Goldman Sachs Group, Inc. (The)	4,423,663
124,710	JPMorgan Chase & Co.	5,714,212
51,160	Kimco Realty Corp.	2,312,944
54,890	Morgan Stanley	3,458,070
39,200	Prudential Financial, Inc.	3,825,136
13,260	SL Green Realty Corp.	1,548,370
39,570	SunTrust Banks, Inc.	2,994,262
175,480	U.S. Bancorp	5,708,364
108,112	Wachovia Corp.	5,421,817
136,650	Wells Fargo & Co.	4,867,473

		85,122,291

Healthcare – 5.79%
49,490	Biogen Idec, Inc.*	$3,282,672
36,800	Medco Health Solutions, Inc.*	3,326,352
78,070	Merck & Co., Inc.	4,035,438
63,110	WellPoint, Inc.*	4,980,641

		15,625,103

Industrials – 12.39%
81,720	Dover Corp.	4,163,634
368,890	General Electric Co.	15,272,046
82,180	Goodrich Corp.	5,607,142
52,190	Lockheed Martin Corp.	5,662,093
30,070	W.W. Grainger, Inc.	2,742,083

		33,446,998

Information Technology – 4.89%
76,000	Dell, Inc.*	2,097,600
47,990	Fidelity National Information Services, Inc.	2,129,316
108,850	Hewlett-Packard Co.	5,419,642
192,040	Motorola, Inc.	3,558,501

		13,205,059

Materials – 4.26%
33,340	Air Products & Chemicals, Inc.	3,259,318
20,380	Alcoa, Inc.	797,266
42,450	Dow Chemical Co.	1,827,897
53,650	Freeport-McMoRan Copper & Gold, Inc.	5,627,349

		11,511,830

Telecommunication Services – 5.29%
163,940	AT&T, Inc.	6,936,301
95,560	Sprint Nextel Corp.	1,815,640
124,620	Verizon Communications, Inc.	5,518,174

		14,270,115

Utilities – 5.48%
39,210	Dominion Resources, Inc.	3,305,403
34,710	Edison International	1,924,669
63,580	Exelon Corp.	4,791,389
76,920	MDU Resources Group, Inc.	2,141,453
72,320	Southern Co.	2,623,770

		14,786,684

Total Common Stocks (Cost $229,295,214)		268,587,750

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Value Fund (cont.)

Shares or Principal Amount		Value

Investment Companies – 0.16%
418,085	Wells Fargo Prime Investment Money Market Fund	$418,085

Total Investment Companies (Cost $418,085)		418,085

Repurchase Agreement – 1.30%
$3,500,000	Deutsche dated 9/28/07; due 10/1/07 at 5.10% with maturity value of $3,501,488 (fully collateralized by Freddie Mac with maturity dates ranging from 12/1/18 to 6/1/37 at rates from 5.00% to 6.00%)	3,500,000

Total Repurchase Agreement (Cost $3,500,000)		3,500,000

Total Investments (Cost $233,213,299) (a) – 100.97%		272,505,835
Liabilities in excess of other assets – (0.97)%		(2,606,170)

NET ASSETS – 100.00%		$269,899,665

*Non-income producing security.

(a)   See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

See notes to financial statements.

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund

September 30, 2007

Shares		Value

Common Stocks – 93.37%
Consumer Discretionary – 17.66%
70,000	Aftermarket Technology Corp.*	$2,221,800
29,800	Ambassadors International, Inc.	730,994
34,500	America’s Car Mart, Inc.*	390,195
15,000	AMREP Corp.	402,000
60,000	Asbury Automotive Group, Inc.	1,188,600
40,000	Ashworth, Inc.*	246,000
65,000	Audiovox Corp., Class A*	668,850
90,000	Bakers Footwear Group, Inc.*	401,400
29,000	Bassett Furniture Industries, Inc.	301,020
48,000	Beazer Homes USA, Inc.	396,000
83,300	Bell Microproducts, Inc.*	518,126
12,500	Benihana, Inc.*	214,125
25,000	Benihana, Inc., Class A*	432,750
22,000	Big Dog Holdings, Inc.*	341,440
69,000	Bluegreen Corp.*	534,750
45,000	Bon-Ton Stores, Inc. (The)	1,022,400
46,000	Books-A-Million, Inc.	608,580
15,127	Bowl America, Inc., Class A	243,545
29,000	Building Materials Holding Corp.	306,820
23,000	Carmike Cinemas, Inc.	422,510
61,000	Charlotte Russe Holding, Inc.*	893,040
42,010	Chromcraft Revington, Inc.*	197,867
45,000	Cobra Electronics Corp.	303,300
40,000	CompX International, Inc.	783,200
110,000	Comstock Homebuilding Cos., Inc., Class A*	201,300
84,000	Cost Plus, Inc.*	337,680
85,000	Cost-U-Less, Inc.*	982,600
40,000	Deb Shops, Inc.	1,075,600
42,000	Delta Apparel, Inc.	718,200
56,000	Dixie Group, Inc. (The)*	532,000
22,000	Dominion Homes, Inc.*	47,300
40,000	Dorman Products, Inc.*	564,800
17,500	Duckwall-ALCO Stores, Inc.*	644,875
84,000	Emmis Communications Corp., Class A	414,960
117,000	Finish Line, Inc. (The), Class A	507,780
48,000	Finlay Enterprises, Inc.*	196,800
95,000	First Cash Financial Services, Inc.*	2,224,900
56,000	Flexsteel Industries, Inc.	784,000
48,000	Friedman’s, Inc., Class A*(a)(b)	$0
53,000	Furniture Brands International, Inc.	537,420
85,000	Golfsmith International Holdings, Inc.*	595,000
59,000	Gottschalks, Inc.*	256,060
24,000	GTSI Corp.*	266,400
26,000	Hampshire Group Ltd.*	393,900
106,000	Handleman Co.	323,300
78,300	Hartmarx Corp.*	383,670
89,000	Hastings Entertainment, Inc.*	745,820
61,750	Haverty Furniture Cos., Inc.	541,547
27,000	Helen of Troy Ltd. ADR*	521,370
31,000	Hooker Furniture Corp.	620,620
20,000	Industrial Distribution Group, Inc.*	188,800
135,000	Interstate Hotels & Resorts, Inc.*	614,250
75,000	Isle of Capri Casinos, Inc.*	1,458,750
15,000	J. Alexander’s Corp.	196,650
73,000	JAKKS Pacific, Inc.*	1,949,830
10,470	Jarden Corp.*	323,942
29,000	Johnson Outdoors, Inc., Class A	629,300
102,000	Journal Register Co.	244,800
55,000	Kimball International, Inc., Class B	625,900
58,310	Lakeland Industries, Inc.*	697,388
22,000	Landry’s Restaurants, Inc.	582,120
95,270	Lazare Kaplan International, Inc.*	705,951
47,000	Lenox Group, Inc.*	225,600
53,000	Levitt Corp., Class A	106,530
31,000	Lifetime Brands, Inc.	628,990
25,000	Lithia Motors, Inc., Class A	426,500
37,800	M/I Homes, Inc.	525,042
58,000	MAIR Holdings, Inc.*	343,360
28,000	Marcus Corp.	537,600
43,000	MarineMax, Inc.*	626,080
38,000	Meritage Homes Corp.*	536,560
21,300	Mestek, Inc.*	314,175
50,000	Monaco Coach Corp.	701,500
69,400	Movado Group, Inc.	2,215,248
10,300	Nobility Homes, Inc.	195,700
32,000	O’Charley’s, Inc.	485,120
41,000	Orleans Homebuilders, Inc.	239,850
60,000	Palm Harbor Homes, Inc.*	748,800
82,000	PC Connection, Inc.*	1,025,000
65,000	PeopleSupport, Inc.*	777,400

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund (cont.)

Shares		Value

36,750	Perry Ellis International, Inc.*	$1,018,342
54,000	Prestige Brands Holdings, Inc.*	592,920
90,600	Radio One, Inc., Class D*	337,938
56,000	Red Lion Hotels Corp.*	576,800
37,550	Rex Stores Corp.*	726,592
40,000	Rocky Brands, Inc.*	425,200
11,300	S&K Famous Brands, Inc.*	123,170
80,000	Saga Communications, Inc.*	587,200
45,150	Salem Communications Corp., Class A	361,200
90,000	Shiloh Industries, Inc.	952,200
36,000	Shoe Carnival, Inc.*	568,080
131,000	Source Interlink Cos., Inc.*	461,120
31,500	Sport Chalet, Inc., Class A*	283,500
4,500	Sport Chalet, Inc., Class B*	38,925
46,000	StarTek, Inc.	465,980
111,000	Stein Mart, Inc.	844,710
26,000	Steinway Musical Instruments, Inc.	770,120
17,000	Strattec Security Corp.	790,840
41,000	Superior Uniform Group, Inc.	502,250
63,000	Supreme Industries, Inc., Class A	441,000
43,000	Syms Corp.	645,430
72,000	Systemax, Inc.	1,471,680
15,000	Tandy Brands Accessories, Inc.	156,600
55,000	The Steak n Shake Co.*	825,550
150,000	Trans World Entertainment Corp.*	687,000
50,000	Tuesday Morning Corp.	449,500
65,000	United Retail Group, Inc.*	883,350
3,200	Vulcan International Corp.	180,000
35,900	WCI Communities, Inc.*	215,041
75,080	Westwood One, Inc.	206,470
33,400	Weyco Group, Inc.	1,049,094

		64,701,752

Consumer Staples – 8.54%
31,000	Air Methods Corp.*	1,432,200
73,000	American Italian Pasta Co., Class A*	601,155
11,000	American Shared Hospital Services	43,230
42,800	Andersons, Inc. (The)	2,055,256
92,000	BioScrip, Inc.*	590,640
9,300	Cagle’s, Inc., Class A*	90,675
44,000	Carriage Services, Inc. Class A*	$359,480
36,000	Chiquita Brands International, Inc.*	569,880
39,000	Consolidated Graphics, Inc.*	2,448,810
37,000	Cornell Cos., Inc.*	871,350
32,000	CSS Industries, Inc.	1,151,040
28,000	E-Z-EM, Inc.*	455,840
70,000	Electro Rent Corp.	980,700
83,000	Elizabeth Arden, Inc.*	2,237,680
41,600	Exponent, Inc.*	1,043,744
42,000	Farmer Brothers Co.	1,044,960
2,250	FRMO Corp.*	24,750
36,000	Gaiam, Inc.*	865,080
67,000	Ingles Markets, Inc., Class A	1,920,220
20,313	IntegraMed America, Inc.*	250,866
7,100	Kewaunee Scientific Corp.	124,960
30,000	Lannett Co., Inc.*	144,000
7,500	McRae Industries, Inc., Class A	100,125
44,000	MGP Ingredients, Inc.	451,880
143,000	ML Macadamia Orchards LP	699,270
37,500	Monro Muffler Brake, Inc.	1,267,125
35,000	Nash-Finch Co.	1,394,050
84,000	National Beverage Corp.	712,320
18,300	Nobel Learning Communities, Inc.*	273,585
69,000	Omega Protein Corp.*	624,450
42,000	PDI, Inc.*	435,960
110,000	Redhook Ale Brewery, Inc.*	689,700
52,575	Sanderson Farms, Inc.	2,190,800
52,000	Spartan Stores, Inc.	1,171,560
76,450	Spectrum Brands, Inc.*	443,410
29,000	Synovis Life Technologies, Inc.*	625,530
91,000	Tasty Baking Co.	918,190

		31,304,471

Energy – 3.52%
119,000	Brigham Exploration Co.*	705,670
40,000	Callon Petroleum Co.*	556,800
48,000	Edge Petroleum Corp.*	616,320
37,683	Enbridge Energy Management LLC*	1,869,077
34,000	Gulf Island Fabrication, Inc.	1,305,260
98,000	Harvest Natural Resources, Inc.*	1,170,120
50,000	Headwaters, Inc.*	744,000
40,000	Lufkin Industries, Inc.	2,200,800

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund (cont.)

Shares		Value

106,000	Newpark Resources, Inc.*	$568,160
43,000	NGP Capital Resources Co.	697,890
20,000	PHI, Inc., Non Voting*	602,800
14,600	PHI, Inc., Voting*	424,130
39,000	Prospect Energy Corp.	663,780
49,000	Resource America, Inc., Class A	773,710

		12,898,517

Financials – 19.37%
70,000	21st Century Holdings Co.	994,000
50,000	ACA Capital Holdings, Inc.*	304,500
40,000	Affirmative Insurance Holdings, Inc.	459,600
71,000	AmCOMP, Inc.*	670,240
105,000	American Equity Investment Life Holding Co.	1,118,250
75,000	American Independence Corp.*	764,250
19,000	American Safety Insurance Holdings Ltd. ADR*	376,580
30,000	Ameris Bancorp	542,400
3,850	Argo Group International Holdings Ltd.*	167,514
21,000	Baldwin & Lyons, Inc., Class B	573,510
14,500	Bancinsurance Corp.*	92,510
45,000	BankUnited Financial Corp., Class A	699,300
31,000	Banner Corp.	1,066,090
100,000	Beverly Hills Bancorp, Inc.	619,000
91,000	Bimini Capital Management, Inc., Class A	120,120
52,000	California First National BanCorp	675,480
21,000	Camco Financial Corp.	279,300
5,200	Capital Southwest Corp.	638,352
38,000	Capitol Bancorp Ltd.	943,540
108,000	Centennial Bank Holdings, Inc.*	691,200
25,000	Citizens South Banking Corp.	308,250
48,150	Citizens, Inc.*	368,348
133,000	Consumer Portfolio Services, Inc.*	754,110
43,000	Cowen Group, Inc.*	594,260
123,000	Credit Acceptance Corp.*	2,841,300
41,500	Deerfield Triarc Capital Corp.	375,575
65,777	Donegal Group, Inc., Class A	$1,064,272
12,444	Donegal Group, Inc., Class B	225,236
75,040	Dynex Capital, Inc.*	592,066
31,000	EMC Insurance Group, Inc.	805,690
40,000	First Financial Corp.	1,212,000
39,181	First Indiana Corp.	1,227,149
54,000	First Merchants Corp.	1,164,240
14,000	First PacTrust BanCorp, Inc.	350,000
38,000	First Place Financial Corp.	672,600
42,000	First State BanCorp	824,880
25,000	FirstCity Financial Corp.*	247,250
66,000	Flagstar Bancorp, Inc.	642,180
45,000	FNB Corp.	719,100
27,000	FPIC Insurance Group, Inc.*	1,162,350
62,000	Franklin Bank Corp.*	570,400
109,000	Fremont General Corp.	425,100
55,000	Gateway Financial Holdings, Inc.	865,700
54,000	GB&T Bancshares, Inc.	715,500
45,000	Gladstone Investment Corp.	577,800
87,220	Hanover Capital Mortgage Holdings, Inc.	183,162
38,000	HF Financial Corp.	608,000
13,000	Home Federal BanCorp	347,750
36,000	Independence Holding Co.	733,680
31,000	Intervest Bancshares Corp.	767,250
8,300	Investors Title Co.	321,625
24,000	Jefferson Bancshares, Inc.	252,240
17,000	Kansas City Life Insurance Co.	749,360
135,000	KMG America Corp.*	799,200
56,930	LaBranche & Co., Inc.*	266,432
11,000	LSB Corp.	173,470
37,000	Mass Financial Corp., Class A ADR*	151,700
69,000	Meadowbrook Insurance Group, Inc.*	621,690
62,000	Medallion Financial Corp.	675,180
43,000	Mercer Insurance Goup, Inc.	760,670
174,000	MFA Mortgage Investments, Inc.	1,395,480
136,000	MicroFinancial, Inc.	809,200
49,800	Midland Co.	2,737,008
12,000	MutualFirst Financial, Inc.	211,800
62,000	National Atlantic Holdings Corp., Class A*	574,120
5,300	National Security Group, Inc. (The)	92,803

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund (cont.)

Shares		Value

6,000	National Western Life Insurance Co., Class A	$1,535,760
36,400	Navigators Group, Inc. (The)*	1,974,700
16,000	NYMAGIC, Inc.	444,960
30,000	Omega Financial Corp.	792,300
18,000	Pacific Mercantile BanCorp*	283,860
85,000	Partners Trust Financial Group, Inc.	1,034,450
50,000	Patriot Capitol Funding, Inc.	668,500
104,830	Paulson Capital Corp.*	592,289
29,000	Peoples BanCorp, Inc.	759,220
65,000	PMA Capital Corp., Class A*	617,500
37,900	PMC Commercial Trust	496,111
40,000	Presidential Life Corp.	678,400
19,000	Provident Financial Holdings, Inc.	423,130
89,000	Reis, Inc.*	654,150
46,000	RTW, Inc.*	555,220
17,000	Safety Insurance Group, Inc.	610,980
50,000	Sanders Morris Harris Group, Inc.	507,500
35,000	SCPIE Holdings, Inc.*	778,750
42,000	Seabright Insurance Holdings*	716,940
37,000	Simmons First National Corp., Class A	974,580
32,000	Southern Community Financial Corp.	276,800
98,000	Specialty Underwriters’ Alliance, Inc.*	686,000
47,000	Stewart Information Services Corp.	1,610,690
30,666	Stifel Financial Corp.*	1,773,721
73,500	SWS Group, Inc.	1,300,215
49,490	Tarragon Corp.*	129,664
54,000	TierOne Corp.	1,429,380
24,000	Triad Guaranty, Inc.*	455,280
68,000	Unico American Corp.*	761,600
21,000	United Capital Corp.*	556,500
97,000	United Community Financial Corp.	700,340
19,000	United Western Bancorp, Inc.	401,660
66,000	Willow Financial Bancorp, Inc.	820,380
4,600	Ziegler Cos., Inc.	128,800
80,000	ZipRealty, Inc.*	510,400

		70,973,642

Healthcare – 5.26%
54,000	Albany Molecular Research*	815,400
128,000	Allied Healthcare International, Inc.*	$305,920
131,000	Allion Healthcare, Inc.*	919,620
46,000	AngioDynamics, Inc.*	867,100
26,000	CONMED Corp.*	727,740
46,000	Cross Country Healthcare, Inc.*	803,620
52,000	DJ Orthopedics, Inc.*	2,553,200
76,970	Hanger Orthopedic Group, Inc.*	872,070
82,000	HealthTronics Surgical Services, Inc.*	418,200
28,000	Invacare Corp.	654,640
17,020	Inverness Medical Innovations, Inc.*	941,547
37,000	Martek Biosciences Corp.*	1,074,110
43,500	Matria Healthcare, Inc.*	1,137,960
84,000	Medical Staffing Network Holdings, Inc.*	430,080
73,670	Merge Technologies, Inc.*	323,411
42,000	National Dentex Corp.*	666,540
61,000	National Home Health Care Corp.	753,350
64,000	National Medical Health Card Systems, Inc.*	612,480
78,000	Penn Treaty American Corp.*	455,520
30,000	Pharmanet Development Group, Inc.*	870,900
49,000	RehabCare Group, Inc.*	861,910
62,000	ResCare, Inc.*	1,416,080
103,000	Stewart Enterprises, Inc., Class A	784,860

		19,266,258

Industrials – 17.37%
24,000	Alamo Group, Inc.	590,160
44,000	Altra Holdings, Inc.*	733,480
7,300	American Biltrite, Inc.*	43,800
28,000	AZZ, Inc.*	978,880
44,000	Bronco Drilling Co., Inc.*	651,200
34,800	Cascade Corp.	2,267,916
2,800	Chicago Rivet & Machine Co.	63,700
45,000	CIRCOR International, Inc.	2,043,450
41,000	Commercial Vehicle Group, Inc.*	526,030
50,000	Covenant Transport, Inc., Class A*	337,500
29,000	Ducommun, Inc.*	936,700
50,580	DynCorp International, Inc., Class A*	1,168,904
14,700	Eastern Co. (The)	330,015

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund (cont.)

Shares		Value

11,880	Ecology and Environment, Inc., Class A	$138,996
50,400	EDO Corp.	2,822,904
60,000	Encore Wire Corp.	1,507,800
62,000	Ennis Business Forms, Inc.	1,366,480
20,000	Enpro Industries, Inc.*	812,000
39,000	Espey Manufacturing & Electronics Corp.	836,550
62,000	Excel Maritime Carriers Ltd. ADR	3,459,600
120,000	ExpressJet Holdings, Inc.*	370,800
79,000	Frozen Food Express Industries, Inc.	531,670
21,000	G & K Services, Inc., Class A	844,200
24,900	Gehl Co.*	556,017
25,750	Hardinge, Inc.	896,873
80,900	HEICO Corp., Class A	3,195,550
43,000	Herley Industries, Inc.*	643,280
118,000	Huttig Building Products, Inc.*	634,840
43,350	International Shipholding Corp.*	900,379
19,000	Jinpan International Ltd. ADR	545,300
12,000	Key Technology, Inc.*	361,200
74,000	KHD Humboldt Wedag International Ltd. ADR*	2,257,000
47,000	Knightsbridge Tankers Ltd. ADR	1,264,300
37,000	Ladish Co., Inc.*	2,052,760
51,750	LSI Industries, Inc.	1,061,910
66,000	Lydall, Inc.*	612,480
36,000	Mac-Gray Corp.*	463,680
21,000	Magal Security Systems Ltd. ADR*	186,690
58,875	Marten Transport Ltd.*	907,264
72,000	Mesa Air Group, Inc.*	319,680
33,088	Met-Pro Corp.	535,364
104,000	Methode Electronics, Inc.	1,565,200
23,800	Michael Baker Corp.*	1,166,438
10,562	MOD-PAC Corp.*	90,833
41,000	Modtech Holdings, Inc.*	75,850
85,000	Nashua Corp.*	943,500
18,800	Northwest Pipe Co.*	711,016
60,000	Nu Horizons Electronics Corp.*	565,800
10,000	P & F Industries, Inc., Class A*	113,800
33,100	P.A.M. Transportation Services, Inc.*	595,800
43,160	Patrick Industries, Inc.*	510,151
30,000	Powell Industries, Inc.*	1,136,700
99,000	RCM Technologies, Inc.*	648,450
42,000	Robbins & Myers, Inc.	2,406,180
37,000	Rush Enterprises, Inc., Class A*	$937,950
13,800	SL Industries, Inc.*	314,502
78,000	Spherion Corp.*	644,280
32,000	Standex International Corp.	661,760
66,000	Stoneridge, Inc.*	673,200
56,000	Sypris Solutions, Inc.	481,600
50,000	TOUSA, Inc.	80,500
52,000	TRC Cos., Inc.*	549,120
34,000	Tredegar Corp.	586,500
30,000	U.S. Xpress Enterprises, Inc., Class A*	592,800
17,000	UniFirst Corp.	636,820
28,000	USA Truck, Inc.*	427,000
78,000	Velcro Industries NV ADR	1,396,200
38,000	Vitran Corp., Inc.*	629,280
6,700	VSE Corp.	316,776
34,000	Waste Industries USA, Inc.	973,080
102,000	WCA Waste Corp.*	824,160
150,000	Westaff, Inc.*	622,500
68,000	Willis Lease Finance Corp.*	1,009,120

		63,644,168

Information Technology – 9.35%
55,000	Actel Corp.*	590,150
100,000	Advanced Analogic Technologies, Inc.*	1,064,000
41,000	Agilysys, Inc.	692,900
125,000	Allied Motion Technologies, Inc.*	627,500
125,000	Axcelis Technologies, Inc.*	638,750
14,000	Black Box Corp.	598,640
57,090	Catapult Communications Corp.*	436,168
77,000	CIBER, Inc.*	601,370
115,000	Comarco, Inc.	663,550
36,000	DSP Group, Inc.*	569,880
77,000	Dynamics Research Corp.*	860,090
85,000	Edgewater Technology, Inc.*	740,350
39,000	Electro Scientific Industries, Inc.*	934,440
39,000	Exar Corp.*	509,340
36,000	Genesis Microchip, Inc.*	282,240
64,000	GSI Group, Inc. ADR*	723,200
120,000	Hurry! Holding Co., Ltd. ADR*	619,200
28,000	Hutchinson Technology, Inc.*	688,800
32,000	InfoSpace, Inc.	561,920
35,000	Integral Systems, Inc.	752,150
90,000	Jupitermedia Corp.*	569,700

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund (cont.)

Shares		Value

87,000	KEMET Corp.*	$639,450
48,000	Keynote Systems, Inc.*	659,040
61,000	LeCroy Corp.*	455,060
65,000	MCSI, Inc.*	0
19,000	Mediware Information Systems, Inc.*	124,450
51,000	MedQuist, Inc.*	599,250
100,000	Merix Corp.*	566,000
67,000	Neoware, Inc.*	1,086,740
60,000	OmniVision Technologies, Inc.*	1,363,800
40,000	OPNET Technologies, Inc.*	464,000
123,000	Optical Cable Corp.*	584,250
37,000	PDF Solutions, Inc.*	365,560
76,000	Pegasystems, Inc.	904,400
90,000	Perceptron, Inc.*	1,296,000
140,000	Performance Technologies, Inc.*	701,400
75,000	Pericom Semiconductor Corp.*	879,000
37,930	Photronics, Inc.*	432,781
67,000	Planar Systems, Inc.*	449,570
62,000	PLATO Learning, Inc.*	234,360
71,000	Pomeroy IT Solutions, Inc.*	571,550
28,000	Retalix Ltd. ADR*	517,720
47,000	Richardson Electronics Ltd.	321,950
29,000	Rudolph Technologies, Inc.*	401,070
76,000	Semitool, Inc.*	737,200
70,000	Sigmatron International, Inc.*	840,000
27,000	SYNNEX Corp.*	555,120
70,560	TechTeam Global, Inc.*	832,608
98,000	Tier Technologies, Inc., Class B*	999,600
56,000	Tollgrade Communications, Inc.*	566,720
120,000	Ulticom, Inc.*	972,000
46,000	Vignette Corp.*	923,220
97,000	White Electronic Designs Corp.*	506,340

		34,274,547

Materials – 6.08%
67,839	Aceto Corp.	610,551
85,000	AMCOL International Corp.	2,812,650
70,200	American Pacific Corp.*	1,096,524
37,000	Blue Earth Refineries, Inc. ADR*	88,800
107,000	Buckeye Technologies, Inc.*	1,619,980
38,000	Chesapeake Corp.	321,480
18,000	Friedman Industries, Inc.	159,300
80,000	Gibraltar Industries, Inc.	$1,480,000
29,000	Hawkins, Inc.	417,600
70,000	Innospec, Inc.	1,594,600
60,000	Material Sciences Corp.*	637,200
44,000	NewMarket Corp.	2,172,720
63,000	NN, Inc.	618,030
140,400	North American Palladium Ltd. ADR*	1,074,060
26,000	Novamerican Steel, Inc. ADR*	1,316,120
23,000	Olympic Steel, Inc.	624,680
38,000	Penford Corp.	1,432,600
110,000	PolyOne Corp.*	821,700
34,000	Schulman (A.), Inc.	670,820
30,000	Schweitzer-Mauduit International, Inc.	699,000
26,000	Stepan Co.	803,660
88,610	U.S. Concrete, Inc.*	583,940
16,000	Universal Stainless & Alloy Products, Inc.*	636,640

		22,292,655

Telecommunication Services – 2.35%
59,000	Anaren, Inc.*	831,900
76,000	Authorize.Net Holdings, Inc.*	1,339,880
49,200	CalAmp Corp.*	169,740
23,000	Communications Systems, Inc.	241,500
40,000	D & E Communications, Inc.	568,800
25,582	DG Fastchannel, Inc.*	603,223
131,000	EFJ, Inc.*	759,800
77,000	ePlus, Inc.*	677,600
26,000	Media General, Inc., Class A	715,260
70,000	MIVA, Inc.*	330,400
10,562	OneSource Services, Inc.*	140,464
135,000	Point.360*	294,300
41,000	SureWest Communications	1,025,410
21,000	TESSCO Technologies, Inc.*	329,490
35,000	USA Mobility, Inc.	590,450

		8,618,217

Utilities – 3.87%
44,000	American States Water Co.	1,716,000
47,054	California Water Service Group	1,811,108
29,000	Central Vermont Public Service Corp.	1,059,660
17,000	CH Energy Group, Inc.	812,600
15,700	Chesapeake Utilities Corp.	533,643
23,500	Connecticut Water Service, Inc.	544,260

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund (cont.)

Shares		Value

9,000	Delta Natural Gas Co., Inc.	$221,490
71,000	Empire District Electric Co. (The)	1,603,890
24,000	EnergySouth, Inc.	1,210,080
18,000	Florida Public Utilities Co.	212,400
4,900	Maine & Maritimes Corp.*	138,768
30,400	Middlesex Water Co.	574,560
6,500	RGC Resources, Inc.	173,485
91,000	SEMCO Energy, Inc.*	717,990
52,800	SJW Corp.	1,802,592
45,644	Southwest Water Co.	576,484
16,476	Unitil Corp.	486,042

		14,195,052

Total Common Stocks (Cost $277,448,844)		342,169,279

Exchange Traded Funds – 2.75%
12,000	ASA, Ltd.	897,600
129,000	iShares Russell Microcap Index Fund	7,436,850
100,000	PowerShares Zacks Micro Cap Portfolio	1,721,000

Total Exchange Traded Funds (Cost $9,512,205)		10,055,450

Warrants – 0.0%
Healthcare – 0.0%
2,967	Del Global Technologies Corp., 3/28/08, $2*	4,154

Total Warrants (Cost $0)		4,154

Corporate Bonds – 0.0%
1,947	Trenwick America Corp.*(a)(b)	0
1,625	Trenwick America Corp.*(a)(b)	0

Total Corporate Bonds (Cost $0)		0

Investment Companies – 0.12%
431,642	Wells Fargo Government Institutional Money Market Fund	431,642

Total Investment Companies (Cost $431,642)		431,642

Rights – 0.0%
Consumer Discretionary – 0.0%
267,195	Levitt Corp. Rights, 10/1/07, $2*(a)	$2,672

Total Rights (Cost $0)		2,672

Shares or Principal Amount		Value

Repurchase Agreement – 4.20%
$15,400,000	Deutsche dated 9/28/07; due 10/1/07 at 5.10% with maturity value of $15,406,545 (fully collateralized by Freddie Mac with maturity dates ranging from 12/1/18 to 6/1/37 at rates from 5.00% to 6.00%)	15,400,000

Total Repurchase Agreement (Cost $15,400,000)		15,400,000

Total Investments (Cost $302,792,691) (c) – 100.4%		368,063,197
Liabilities in excess of other assets – (0.4)%		(1,599,343)

NET ASSETS – 100.0%		$366,463,854

(a)   Fair valued security.

(b)   Security delisted or issuer in bankruptcy.

(c)   See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

* Non-income producing security

Abbreviations used are defined below:

ADR – American Depositary Receipt

LLC – Limited Liability Co.

LP – Limited Partnership

See notes to financial statements.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Tamarack Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund (formerly known as Small Cap Growth Fund), Enterprise Fund, Small Cap Core Fund (formerly known as Enterprise Small Cap Fund), Value Fund, and Microcap Value Fund [seven of the portfolios constituting the Tamarack Funds Trust (the “Funds”)] as of September 30, 2007, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. We have audited the financial highlights for each of the three years in the period ended September 30, 2007, for the period from May 1, 2004 through September 30, 2004, and for the year ended April 30, 2004 for Large Cap Growth Fund, Mid Cap Growth Fund, and SMID Cap Growth Fund. We have audited the financial highlights for each of the three years in the period ended September 30, 2007, for the period from July 1, 2004 through September 30, 2004, and for the year ended June 30, 2004 for Enterprise Fund, Small Cap Core Fund, Value Fund, and Microcap Value Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Large Cap Growth Fund, Mid Cap Growth Fund and SMID Cap Growth Fund for the year ended to April 30, 2003, were audited by other auditors whose report, dated June 17, 2003, expressed an unqualified opinion on these financial highlights. The financial highlights of Enterprise Fund, Small Cap Core Fund, Value Fund, and Microcap Value Fund for the year ended to June 30, 2003, were audited by other auditors whose report, dated August 22, 2003, expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Tamarack Funds Trust referred to above as of September 30, 2007, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
November 28, 2007

 OTHER FEDERAL INCOME TAX INFORMATION (Unaudited)

For the fiscal year ended September 30, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV.

For the period ended September 30, 2007, the following Funds have a qualified dividend income percentages of:

Qualified Dividend Income

Mid Cap Growth Fund	100.00%
Enterprise Fund	35.25%
Small Cap Core Fund	50.55%
Value Fund	100.00%
Microcap Value Fund	99.88%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2007 qualify for the corporate dividends received deduction:

Dividends Received Deduction

Mid Cap Growth Fund	100.00%
Enterprise Fund	37.82%
Small Cap Core Fund	78.11%
Value Fund	100.00%
Microcap Value Fund	100.00%

For the period ended September 30, 2007 the following Funds had net long term capital gains:

Net Long Term Capital Gains

Mid Cap Growth Fund	$3,123,176
SMID Cap Growth Fund	677,944
Enterprise Fund	21,688,785
Small Cap Core Fund	6,243,016
Value Fund	35,102,974
Microcap Value Fund	20,157,497

 MANAGEMENT (Unaudited)

Independent Trustees(1)

T. Geron Bell (66)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-present); prior thereto President of the Minnesota Twins Baseball Club Incorporated (1987-present); Director, Great Hall Investment Funds, Inc. (1993-2004); Trustee, J&B Funds (2003-2004); Director, Babson Funds (2003-2004).

Number of Portfolios in Fund Complex Overseen: 15

Lucy Hancock Bode (56)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant; Director, RBC Funds (1994-2004).

Number of Portfolios in Fund Complex Overseen: 15

Leslie H. Garner Jr. (57)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: President, Cornell College; Director, RBC Funds (1994-2004).

Number of Portfolios in Fund Complex Overseen: 15

Ronald James (56)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000-present); Director, Great Hall Investment Funds, Inc. (1993-2004); Trustee, J&B Funds (2003-2004); Director, Babson Funds (2003-2004).

Number of Portfolios in Fund Complex Overseen: 15

John A. MacDonald (58)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Hall Family Foundation; Trustee, J&B Funds (2001-2004).

Number of Portfolios in Fund Complex Overseen: 15

H. David Rybolt (65)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting); Director, Babson Funds (1992-2004).

Number of Portfolios in Fund Complex Overseen: 15

James R. Seward (54)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000-present); Trustee, J&B Funds (2001-2004); CFA.

Number of Portfolios in Fund Complex Overseen: 15

(1)	Unless otherwise specified, the address of each trustee/officer is Tamarack Funds, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

 MANAGEMENT (Unaudited)

Independent Trustees(1)

William B. Taylor (62)

Position Held with Fund: Trustee; Since September, 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003-present); Partner (until 2003) Ernst & Young LLP.

Number of Portfolios in Fund Complex Overseen: 15

Interested Trustees(1)

Erik R. Preus (42)

Position Held with Fund: Trustee; Since September, 2005

Principal Occupation(s) During Past 5 Years: President and CEO, Tamarack Funds (2006 to present); Head of Retail Asset Management, Voyageur Asset Management (2006-present); Director, President and Chief Executive Officer, Tamarack Distributors Inc. (2005-present); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Counseling Services, RBC Dain Rauscher (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments and its predecessor firm, Nicholas Applegate (2001-2003).

Number of Portfolios in Fund Complex Overseen: 15

Executive Officers(1)

Erik R. Preus (42)

Position Held with Fund: President and Chief Executive Officer; Since September, 2006

Principal Occupation(s) During Past 5 Years: Head of Retail Asset Management, Voyageur Asset Management (2006-present); Director, President and Chief Executive Officer, Tamarack Distributors Inc. (2005-present); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Counseling Services, RBC Dain Rauscher (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments and its predecessor firm, Nicholas Applegate (2001-2003).

David P. Lux (52)

Position Held with Fund: Chief Financial Officer; Since September, 2005

Principal Occupation(s) During Past 5 Years: Treasurer, Tamarack Funds (2005 to 2007); Vice President and Director, Mutual Funds, Voyageur Asset Management (2006-present); Director, Tamarack Distributors Inc. (2006-present); Controller, Tamarack Funds (2004-2005); Vice President and Mutual Funds Finance Manager, Voyageur Asset Management (2004-2006); Senior Financial Analyst, Voyageur Asset Management (2003-2004); Senior Financial Analyst, RBC Dain Rauscher (1995-2003).

James A. Gallo (43)

Address: PFPC Inc., 760 Moore Road, King of Prussia, PA 19406

Position Held with Fund: Treasurer Since September, 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, Fund Accounting and Administration, PFPC Inc. (2002-Present).

(1)	Unless otherwise specified, the address of each trustee/officer is Tamarack Funds, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

 MANAGEMENT (Unaudited)

Executive Officers(1)

Kathleen A. Gorman (43)

Position Held with Fund: Chief Compliance Officer Since April, 2006; and Assistant Secretary Since September, 2006

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, Voyageur Asset Management (2006-present); Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (1994-2004).

Martin A. Cramer (57)

Position Held with Fund: AML Compliance Officer and Privacy Officer; Since January, 2004 and Vice President since September 2006

Principal Occupation(s) During Past 5 Years: Vice President and Mutual Fund Administration Manager, Voyageur Asset Management (2003-present); Vice President, Tamarack Distributors Inc. (2007-present); Senior Compliance Officer, Tamarack Funds (2006-2007); Chief Compliance Officer, Tamarack Funds (2004-2006); Legal and Regulatory Affairs Vice President, Compliance Officer and Secretary, J&B (mutual fund management and distribution company) (1993-2003); Vice President, Assistant Secretary, Compliance Officer and AML Compliance Officer (2003-2004)(2), and formerly, Vice President, Compliance Officer and Secretary, Buffalo Fund Complex (1994-2003) and Secretary, Gold Bank Funds(3) (2001-2003).

Monica P. Ballard (38)

Position Held with Fund: Secretary and Chief Legal Officer; Since September, 2005

Principal Occupation(s) During Past 5 Years: Vice President and Senior Associate General Counsel, RBC Dain Rauscher (2004 to present); Counsel, Allianz Life (2002 to 2004); Associate Counsel, American Express Financial Advisors (1996 to 2002).

Gordon Telfer (41)

Position Held with Fund: Portfolio Strategist; Since March, 2004

Principal Occupation(s) During Past 5 Years: Senior Portfolio Manager, Voyageur Asset Management (2004-present); Managing Director, Voyageur Asset Management (2007-Present); Vice President, Voyageur Asset Management (2004–2007); Senior Portfolio Manager, Alliance Capital Management (2000-2003); Senior Vice President, Global Strategist, Scudder Kemper Investments (1997-2000).

Nancy M. Scinto (48)

Position Held with Fund: Chief Investment Officer, Equity Products; Since January, 2004

Principal Occupation(s) During Past 5 Years: Director of Research, Voyageur Asset Management (2003-present); Managing Director, Voyageur Asset Management (1999–present).

John M. Huber (39)

Position Held with Fund: Chief Investment Officer, Fixed Income Products; Since February, 2005

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Fixed Income, Voyageur Asset Management (2004-present); Principal and Senior Portfolio Manager, Galliard Capital Management (1995-2004).

(1)	Unless otherwise specified, the address of each trustee/officer is Tamarack Funds, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	Great Hall Investment Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson- Stewart Ivory International Fund, Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc., and Investors Mark Series Fund, Inc.
(3)	The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc., and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

 SHARE CLASS INFORMATION (Unaudited)

The Tamarack Equity Funds offer up to five share classes. These five share classes are the A, C, R, I, and S classes.

Class A

Class A shares are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Tamarack Equity Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee. (The 12b-1 Plan allows for 50 bps, but the Funds’ distributor is currently voluntarily waiving 25 bps. The Distributor currently has no plans to discontinue this waiver.) Class A shares have a higher up-front sales charge (load) than Class C shares, but a lower annual expense ratio.

Class C

Class C shares are also available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class C shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. (No CDSC will be charged on shares acquired through reinvestment of dividends or capital gains.) C Class shares expenses include a 1.00% (100 bps) annual 12b-1 service and distribution fee. Class C shares have a lower up-front sales charge (load) than Class A shares, but due to the higher service and distribution fee, have higher annual expenses than A Class shares.

Class R

Class R shares are available for purchase through employer-sponsored or 401(k) retirement plans for which omnibus or program-level accounts are held on the books of the Funds. Class R shares have no up-front sales charge (load), but are subject to a 0.50% (50 bps) 12b-1 service and distribution fee. Class R shares currently have annual expenses between Class A and Class C share expenses.

Class S

Class S shares are available to investors purchasing shares directly through the Fund or its agent, BFDS, or through certain fee-based programs of broker-dealers or registered investment advisors. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class I

Class I shares are available in the Tamarack Enterprise, Large Cap Growth, Mid Cap Growth, SMID Cap Growth, and Small Cap Core Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

For an investor purchasing Tamarack Funds shares through a financial services intermediary, the question as to which share class, A or C, is the better choice is dependent on many factors, including the amount to be invested and the length of time an investor anticipates holding the shares. An investor should consult with his or her financial advisor about his or her personal financial situation to determine which share class is the best choice for his or her individual situation.

 SUPPLEMENTAL INFORMATION (Unaudited)

Shareholder Expense Examples

As a shareholder of the Tamarack Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Tamarack Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 through September 30, 2007.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07	Annualized Expense Ratio During Period 4/1/07 - 9/30/07

Large Cap Growth Fund	Class A	$1,000.00	$1,115.80	$6.63	1.25%
	Class I	1,000.00	1,116.90	5.31	1.00%
	Class C	1,000.00	1,111.00	10.58	2.00%
	Class R	1,000.00	1,114.00	7.95	1.50%
	Class S	1,000.00	1,116.90	5.31	1.00%
Mid Cap Growth Fund	Class A	1,000.00	1,091.10	7.08	1.35%
	Class I	1,000.00	1,092.80	5.77	1.10%
	Class C	1,000.00	1,086.70	10.99	2.10%
	Class R	1,000.00	1,089.40	8.38	1.60%
	Class S	1,000.00	1,092.70	5.77	1.10%
SMID Cap Growth Fund	Class A	1,000.00	1,064.40	8.69	1.68%
	Class I	1,000.00	1,064.90	7.40	1.43%
	Class C	1,000.00	1,060.20	12.55	2.43%
	Class R	1,000.00	1,063.10	9.98	1.93%
	Class S	1,000.00	1,065.00	7.40	1.43%
Enterprise Fund	Class A	1,000.00	1,027.00	6.76	1.33%
	Class I	1,000.00	1,028.00	5.49	1.08%
	Class C	1,000.00	1,023.20	10.55	2.08%
	Class R	1,000.00	1,025.70	8.02	1.58%
	Class S	1,000.00	1,028.00	5.49	1.08%
Small Cap Core Fund	Class A	1,000.00	1,019.90	7.85	1.55%
	Class C	1,000.00	1,016.10	11.62	2.30%
	Class R	1,000.00	1,018.50	9.11	1.80%
	Class S	1,000.00	1,021.10	6.59	1.30%
Value Fund	Class A	1,000.00	1,078.20	6.67	1.28%
	Class C	1,000.00	1,074.20	10.56	2.03%
	Class R	1,000.00	1,077.10	7.91	1.52%
	Class S	1,000.00	1,079.60	5.37	1.03%
Microcap Value Fund	Class A	1,000.00	975.10	6.54	1.32%
	Class C	1,000.00	971.50	10.23	2.07%
	Class R	1,000.00	974.10	7.77	1.57%
	Class S	1,000.00	976.50	5.30	1.07%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one-half year period).

 SUPPLEMENTAL INFORMATION (Unaudited)

		Beginning Account Value 8/2/07	Ending Account Value 9/30/07	Expenses Paid During Period* 8/02/07-09/30/07	Annualized Expense Ratio During Period 08/02/07-09/30/07

Small Cap Core Fund	Class I	1,000.00	1,020.80	6.59	1.30%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one-half year period).

 SUPPLEMENTAL INFORMATION (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Tamarack Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07	Annualized Expense Ratio During Period 4/1/07 - 9/30/07

Large Cap Growth Fund	Class A	$1,000.00	$1,018.80	$6.33	1.25%
	Class I	1,000.00	1,020.05	5.06	1.00%
	Class C	1,000.00	1,015.04	10.10	2.00%
	Class R	1,000.00	1,017.55	7.59	1.50%
	Class S	1,000.00	1,020.05	5.06	1.00%
Mid Cap Growth Fund	Class A	1,000.00	1,018.30	6.83	1.35%
	Class I	1,000.00	1,019.55	5.57	1.10%
	Class C	1,000.00	1,014.54	10.61	2.10%
	Class R	1,000.00	1,017.05	8.09	1.60%
	Class S	1,000.00	1,019.55	5.57	1.10%
SMID Cap Growth Fund	Class A	1,000.00	1,016.65	8.49	1.68%
	Class I	1,000.00	1,017.90	7.23	1.43%
	Class C	1,000.00	1,012.89	12.26	2.43%
	Class R	1,000.00	1,015.39	9.75	1.93%
	Class S	1,000.00	1,017.90	7.23	1.43%
Enterprise Fund	Class A	1,000.00	1,018.40	6.73	1.33%
	Class I	1,000.00	1,019.65	5.47	1.08%
	Class C	1,000.00	1,014.64	10.50	2.08%
	Class R	1,000.00	1,017.15	7.99	1.58%
	Class S	1,000.00	1,019.65	5.47	1.08%
Small Cap Core Fund	Class A	1,000.00	1,017.30	7.84	1.55%
	Class C	1,000.00	1,013.54	11.61	2.30%
	Class I	1,000.00	1,018.55	6.58	1.30%
	Class R	1,000.00	1,016.04	9.10	1.80%
	Class S	1,000.00	1,018.55	6.58	1.30%
Value Fund	Class A	1,000.00	1,018.65	6.48	1.28%
	Class C	1,000.00	1,014.89	10.25	2.03%
	Class R	1,000.00	1,017.45	7.69	1.52%
	Class S	1,000.00	1,019.90	5.22	1.03%
Microcap Value Fund	Class A	1,000.00	1,018.45	6.68	1.32%
	Class C	1,000.00	1,014.69	10.45	2.07%
	Class R	1,000.00	1,017.20	7.94	1.57%
	Class S	1,000.00	1,019.70	5.42	1.07%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one-half year period).

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Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of Tamarack Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2007.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Voyageur Asset Management serves as investment adviser for the Tamarack Funds. Tamarack Funds are distributed by Tamarack Distributors Inc., member FINRA.

Tamarack Funds
P.O. Box 219757
Kansas City, MO 64121-9757

800-422-2766
www.voyageur.net

The Tamarack Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council certified paper. FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

TF-EQ AR 9-07

ANNUAL REPORT September 30, 2007
Quality Fixed Income Fund Tax-Free Income Fund

Tamarack Funds

About Your Annual Report

This annual report includes detailed information about your Fund including year-end financial statements, performance, and a complete list of holdings.

The Tamarack Funds compare their performance against widely used market indices, depending on the market sector or investment style of the particular fund. Fixed income funds are benchmarked against various Lehman Brothers Bond Indices, which show only the performance of the underlying fixed income securities, rather than of a comparable fund that would be available to an average investor.

We hope the financial information presented, as well as the discussion and analysis from your portfolio manager(s), will help you evaluate your investment in the Tamarack Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. Tamarack Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.voyageur.net.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.voyageur.net; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2007 is available (i) on the Fund’s website at www.voyageur.net; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

 LETTER FROM THE CIO OF FIXED INCOME

The global bond market has been unsettled over the past several quarters due to numerous emerging economic risks. Increasing concerns regarding the U.S. housing market and expected losses in the sub-prime mortgage market have been the primary catalysts for the increasing volatility. The problems were exacerbated due to the tight spread environment and a leveraged investor base. As a result, liquidity in the fixed income markets has materially worsened over the past several months and investor confidence has waned.

The financial markets are always unpredictable; however, increased volatility can often result in great opportunities for investors. In our view, it is appropriate for the bond market to become more concerned with the pricing of risk, which may help wring excesses out of some market sectors. Furthermore, we view recent volatility in credit-sensitive sectors as offering potential investment opportunities in fundamentally sound securities at relatively attractive prices.

Investing for the long-term, and not trying to time the market, is one proven discipline that we believe applies to any market environment. A long-term outlook is especially important when investing in fixed income securities. Timing the bond market can be hazardous for an investor’s financial health. Over time, staying the course during periods of volatility has proven more effective than selling into fear or chasing the latest investment trend. Effective dollar cost averaging into your mutual fund over time will reduce the risks of emotional investing and can help lower the average costs of your purchases. The patient investor gains the benefit of compounding or earning interest on additional income or reinvested dividends and capital gains as well as tax advantages and cost benefits. While remaining patient doesn’t eliminate risk, it can considerably lessen the effect of periods marked by extreme volatility.

Another investment discipline that we believe applies to any market environment is to invest with a proven, trusted and experienced portfolio management team. Tamarack Funds fixed income and money market funds benefit from a team of investment professionals that average over 20 years of industry experience. The Tamarack Funds have performed well, relative to their peers, during these past volatile months and we are proud that our prudent, disciplined approach has been rewarded.

Given recent concerns over investments collateralized by sub-prime residential mortgage loans by some money market funds, we want to assure you that the Tamarack Money Market Funds have no direct exposure to these types of troubled sub-prime securities. Fund management has long been concerned with potential problems in the sub-prime market and has made investment decisions in a manner consistent with that outlook. In addition, there are no Structured Investment Vehicles (SIVs) in the Tamarack Money Market Funds, nor have there ever been. Our risk management orientation excluded these sectors from serious consideration. The Tamarack Quality Fixed Income Fund and

1

 LETTER FROM THE CIO OF FIXED INCOME

the Tamarack Tax Free Income Fund have also enjoyed healthy relative performance throughout this turbulent market environment.

Sincerely,

John Huber Chief Investment Officer Fixed Income	John Huber Chief Investment Officer, Fixed Income Tamarack Funds

2

 FIXED INCOME PORTFOLIO MANAGERS

Voyageur Asset Management Inc. (“Voyageur”), the investment advisor to the Tamarack Funds, employs a team approach to the management of each of the fixed income funds. Each Fund’s management team has access to Voyageur’s investment research and other money management resources.

John M. Huber, CFA
Senior Managing Director, Chief Investment Officer — Fixed Income
John Huber directs Voyageur’s fixed income group. John joined Voyageur in 2004 from Galliard Capital Management where he was a principal and senior portfolio manager, responsible for the firm’s total return fixed income effort. Prior to working for Galliard, John was a portfolio manager for Norwest Investment Management where he began his career in 1990. John received a BA from the University of Iowa and an MBA in Finance from the University of Minnesota, Carlson School of Management. He acts as an advisor to the Carlson Funds Enterprise for the University of Minnesota. John is a CFA charterholder and a member of the CFA Society of Minnesota. He also serves on the Board of the YMCA of Metropolitan Minneapolis.	John M. Huber, CFA

James A. Norungolo, CFA
Vice President, Credit Team Lead, Senior Portfolio Manager
James Norungolo leads Voyageur’s Credit Team which is responsible for conducting our investment process in cash management, high grade and high yield debt, and municipal bonds. In addition, he serves as primary portfolio manager for the Quality Income Fund. James joined Voyageur in 1993 and has held several critical roles within the organization including credit/equity analyst, structured product analyst, trading and portfolio administration. Prior to joining Voyageur, James worked for Westport Bank & Trust, NationsBank and Sovran Capital Management. James began his career in the investment industry in 1987. He received a BA from the University of Virginia. James is a CFA charterholder and member of the CFA Society of Minnesota.	James A. Norungolo, CFA

Raye C. Kanzenbach, CFA
Senior Managing Director, Senior Portfolio Manager
Raye Kanzenbach is an active member of the Credit Team and serves as primary portfolio manager for the Tax-Free Income Fund. He has extensive experience working with taxable and tax-exempt municipal fixed income securities. Prior to his experience at Voyageur, Raye was employed at First Bank where he managed the municipal and money market trust funds. Raye also supervised the municipal and corporate credit analysis areas for the Trust Department and First Bank’s investment portfolio. Prior to First Bank, Raye was employed as an investment officer with the St. Paul Companies. Raye began his career in the investment industry in 1973 and joined Voyageur in 1983. He received a BA in Economics from Lawrence University and an MBA in Finance from the University of Michigan. Raye is a CFA charterholder and member of the CFA Society of Minnesota.	Raye C. Kanzenbach, CFA

3

 PERFORMANCE SUMMARY

Average Annual Total Returns as of September 30, 2007

Tamarack Quality Fixed Income Fund

	1 Year	3 Year	5 Year	Since Inception (a)	Net Expense Ratio*	Gross Expense Ratio*

Class A (c)
- Including Maximum Sales Charge of 3.75%	0.53%	2.02%	2.70%	4.18%
- At Net Asset Value	4.45%	3.32%	3.50%	4.66%	0.93%	1.89%
Class C (d)
- Including Contingent Deferred Sales Charge of 1.00%	2.50%	2.53%	2.72%	3.87%
- At Net Asset Value	3.50%	2.53%	2.72%	3.87%	1.68%	2.39%
Class I (c)	4.49%	3.54%	3.73%	4.89%	0.68%	1.39%
Class R (d)	3.96%	3.03%	3.22%	4.38%	1.18%	1.89%
Class S (e)	4.60%	3.54%	3.73%	4.89%	0.68%	1.39%
Lehman Brothers U.S. Aggregate Bond Index**	5.14%	3.86%	4.13%	5.73%

Tamarack Tax-Free Income Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (b)	Net Expense Ratio*	Gross Expense Ratio*

Class A (f)
- Including Maximum Sales Charge of 3.75%	-1.60%	0.84%	1.69%	3.55%	5.97%
- At Net Asset Value	2.21%	2.13%	2.47%	3.96%	6.12%	0.99%	2.45%
Class C (f)
- Including Contingent Deferred Sales Charge of 1.00%	0.56%	1.40%	1.73%	3.19%	5.33%
- At Net Asset Value	1.52%	1.40%	1.73%	3.19%	5.33%	1.74%	2.95%
Class R (f)	1.97%	1.86%	2.21%	3.69%	5.85%	1.24%	2.45%
Class S	2.47%	2.38%	2.73%	4.21%	6.38%	0.74%	1.95%
Lehman Brothers Municipal 3-15 year Blend Index**	3.52%	3.31%	3.61%	5.07%	NA

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to most recent month-end go to www.voyageur.net.

*The expense ratios are from the Funds’ prospectus dated January 29, 2007. Additional information pertaining to the Funds’ expense ratios as of September 30, 2007 can be found in the financial highlights.

**Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly into indices.

4

 PERFORMANCE SUMMARY

(a)	The since inception date (commencement of operations) of the Fund is May 10, 1999.
(b)	The since inception date (commencement of operations) of the Fund is February 22, 1980.
(c)	The performance in the table reflects the performance of the former RBC Funds, the predecessors to the Tamarack Funds.
(d)	The inception date for Class C and Class R Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class A Shares of the Fund, adjusted to reflect the fees and expenses of Class C and Class R Shares, as applicable (and where applicable, the maximum sales charges of the Class C Shares).
(e)	The inception date for Class S Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class I Shares of the Fund, adjusted to reflect the fees and expenses of Class S Shares.
(f)	The inception date for Class A, Class C and Class R Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S Shares of the Fund, adjusted to reflect the fees and expenses of Class A, Class C and Class R Shares, as applicable (and where applicable, the maximum sales charges of the Class A and Class C Shares).

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of U.S. Dollar denominated government, investment grade corporate, mortgage-backed and asset-backed securities.

The Lehman Brothers Municipal 3–15 Year Blend Index is an unmanaged index of investment grade municipal bonds with maturities of 2–17 years.

5

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Quality Fixed Income Fund

Investment Objective

Invests primarily in a portfolio of U.S. Government obligations, corporate debt obligations as well as other investment grade fixed income securities such as asset-backed securities, mortgage-backed securities and bank obligations. The Fund may also invest in up to 20% high yield securities and dollar denominated emerging market debt. The Fund seeks to provide high current income and appreciation as is consistent with relative stability of principal through active management of portfolio sectors, maturity and security selection.

Performance

For the twelve-month period ending September 30, 2007, the Fund had a total return of 4.45% (Class A, at net asset value). That compares to a total return of 5.13% for the Lehman Brothers U.S. Aggregate Bond Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•	The Portfolio held a significant nominal and option-adjusted yield advantage compared to its benchmark. This income advantage provided 15 to 18 basis points in return advantage on a quarterly basis.
•	High yield corporate securities, averaging approximately 8%, contributed to returns, despite extremely poor sector performance recently. Excess returns, compared to similar Treasuries, were 9 and 179 basis points for Ba and B-rated credits, respectively.
•	Excess returns from corporate securities were some of the worst in the high grade fixed income sectors during the past year. The Fund’s slight underweight to high grade corporate credit over the year on both a market value and duration basis provided a modest contribution to performance.
•	Taxable municipal securities were used as a substitute for Agency sector holdings. Municipals provided additional yield compared to Agencies during the reporting period, but like all other non-Treasury sectors, traded weaker during the recent quarter.

Factors That Detracted From Relative Returns

•	Swap spreads moved wider during the year causing non-Treasury prices to lag, particularly during the most recent quarter. The liquidity crisis that gripped the markets in July/August caused a flight-to-quality and very strong demand for Treasury securities. This impacted the Fund’s strategy of investing in high quality, non-governmental securities for the long-term yield advantage.
•	An overweight sector allocation to financial holdings negatively impacted performance during the final quarter of the year. Concerns about sub-prime mortgage-related and other loan write-downs weighed on the financial sector.
•	Agency mortgage-backed securities (MBS) outperformed non-agency MBS. The Fund’s holdings were skewed toward high quality non-agency MBS. While these assets have strong credit metrics, bid levels softened as investors avoided all non-governmental securities.
•	The Fund carried an overweight allocation in commercial mortgage-backed securities as an alternative to MBS. Excess returns in the commercial sector lagged pass-through mortgage-backed securities.

6

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Quality Fixed Income Fund

Investment Objective

Current income and capital appreciation

Benchmark

Lehman Brothers U.S. Aggregate Bond Index

Asset Allocation
(% of fund’s investments)

Top Ten Holdings
(as of 9/30/07)
(% of fund’s net assets)

Wells Fargo Prime Investment Money Market Fund	1.97%
Merrill Lynch Mortgage Investors, Inc., Series 2005-A1, Class 2A1, 4.53%, 12/25/34	1.70%
Countrywide Alternative Loan Trust, Series 2005-4, Class 1A5, 4.97%, 07/25/35	1.63%
Federal Home Loan Mortgage Corp., Series 1997-M9, 6.52%, 7/25/16	1.54%
Federal Home Loan Mortgage Corp., 5.50%, 6/1/23	1.51%
Washington Mutual, Inc., Series 2003-S11, Class 1A, 5.00%, 11/25/33	1.48%
Banc of America Funding Corp., Series 2006-R2, Class A1, 6.06%, 7/30/46	1.30%
Master Asset Securitization Trust, Series 2003-12, Class 6A1, 5.00%, 12/25/33	1.23%
Banc of America Funding Corp., Series 2004-F, Class 2A7, 4.14%, 7/25/34	1.18%
Diageo Capital PLC, 3.50%, 11/19/07	1.14%

*A listing of all portfolio holdings can be found on page 26.

Growth of $10,000 Initial Investment Since Inception

The graph reflects an initial investment of $10,000 since inception of 5/10/1999 and is based on Class A shares including the maximum sales charge of 3.75%. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

6

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Tax-Free Income Fund

Investment Objective

Seeks to provide a high level of current income that is free from federal income tax. The Fund invests primarily in municipal securities issued by the states and territories of the United States, and their agencies and municipal subdivisions.

Performance

For the twelve-month period ending September 30, 2007, the Fund had a total return of 2.21% (Class A, at net asset value). That compares to a total return of 3.52% for the Lehman Brothers Municipal 3-15 Year Blend Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•	The Fund repositioned from lower yielding bonds to higher yielding bonds as the year progressed. Current SEC Yields increased from 2.90% to end the year at 3.08% (class A) as a result of this strategy.
•	The yield on the Fund’s portfolio, gross of fees, ended the year approximately 40 basis points higher than the yield of the benchmark.

Factors That Detracted From Relative Returns

•	Total return was negatively impacted due to the greater exposure to lower investment-grade quality bonds. These lower quality holdings had lower price performance than did higher rated bonds during the period.
•	The Fund had a slightly larger exposure to bonds longer than 10 years, which underperformed the shorter maturities in the benchmark.

8

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Tax-Free Income Fund

Investment Objective

Providing the highest level of regular income exempt from federal income tax consistent with stated quality and maturity standards

Benchmark

Lehman Brothers Municipal 3-15 Year Blend Index

Asset Allocation
(% of fund’s investments)

Top Ten Holdings
(as of 9/30/07)
(% of fund’s net assets)

State Health & Education Facilities Authority (Partners Healthcare), Series C, 5.75%, 7/1/12	5.84%
State Construction Loan, Series E, 5.38%, 1/1/17	3.54%
Cook County Township High School District, 5.50%, 12/1/19	3.11%
University of Texas Revenue, Series B, 5.25%, 8/15/19	3.02%
Santa Rosa Waste Water Revenue, Series B, 6.00%, 9/1/15, (FGIC Insured)	3.01%
San Antonio Electric & Gas, 5.38%, 2/1/15	3.00%
Chicago, Series B, 5.13%, 1/1/22, (AMBAC Insured)	2.98%
Arkansas River Power Authority Power Revenue, 5.00%, 10/1/14, (XLCA Insured)	2.94%
Seattle Municipal Light and Power, 5.63%, 12/1/16	2.88%
State Board of Education, Series J, 5.00%, 6/1/19	2.87%

*A listing of all portfolio holdings can be found on page 34.

Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class A shares including the maximum sales charge of 3.75%. The inception date for Class A shares of the Fund is April 19, 2004. All performance shown for Class A shares prior to the inception date is based on the performance of the Class S shares of the Fund, adjusted to reflect the fees, expenses and maximum sales charges of Class A shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

9

 FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2007

	Tamarack Quality Fixed Income Fund	Tamarack Tax-Free Income Fund

Assets:
Investments, at market value (cost $52,216,113 and $17,841,837, respectively)	$51,636,089	$18,170,210

Cash	13,292	-
Interest and dividends receivable	458,329	199,713
Receivable for capital shares issued	25,127	-
Receivable for investments sold	891,734	-
Restricted deposits with broker for futures	499,647	-
Prepaid expenses	23,459	23,646

Total Assets	53,547,677	18,393,569

Liabilities:
Distributions payable	34,954	15,689
Payable for capital shares redeemed	76,112	1,847
Payable for investments purchased	959,909	-
Net payable for variation margin on futures contracts	938	-
Accrued expenses and other payables:
Investment advisory fees	28,245	7,735
Administration fees	4,323	1,504
Trustee fees	83	83
Distribution fees	112	19
Other	90,064	48,755

Total Liabilities	1,194,740	75,632

Net Assets	$52,352,937	$18,317,937

Net Assets Consist Of:
Capital	$56,497,446	$17,911,911
Undistributed (distributions in excess of) net investment income	(34,174)	11
Accumulated net realized gains (losses) from investment transactions	(3,592,776)	77,642
Net unrealized appreciation (depreciation) on investments	(517,559)	328,373

Net Assets	$52,352,937	$18,317,937

Net Assets:
Class A	$441,456	$69,928
Class I	310,811	-
Class C	3,600	3,474
Class R	7,489	3,529
Class S	51,589,581	18,241,006

Total	$52,352,937	$18,317,937

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	46,773	8,303
Class I	32,946	-
Class C	382	413
Class R	794	419
Class S	5,468,733	2,166,037

Total	5,549,628	2,175,172

10

 FINANCIAL STATEMENTS

	Tamarack Quality Fixed Income Fund		Tamarack Tax-Free Income Fund

Net Asset Values and Redemption Price per Share:
Class A (a)	$9.44		$8.42

Class I	$9.43		-

Class C (b)	$9.43	(c)	$8.42	(d)

Class R	$9.43		$8.42

Class S	$9.43		$8.42

Maximum Offering Price Per Share:
Class A	$9.81		$8.75

Maximum Sales Charge - Class A	3.75%		3.75%

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected.
(b)	For Class C shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase. Such reduction is not reflected.
(c)	Net asset value is calculated using unrounded net assets of $3,600.19 divided by the unrounded shares oustanding of 381.70.
(d)	Net asset value is calculated using unrounded net assets of $3,473.81 divided by the unrounded shares oustanding of 412.51.

See notes to financial statements.

11

 FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2007

	Tamarack Quality Fixed Income Fund	Tamarack Tax-Free Income Fund

Investment Income:
Interest income	$3,083,508	$816,924
Dividend income	42,944	18,061
Securities lending income (a)	405	-

Total Investment Income	3,126,857	834,985

Expenses:
Investment advisory fees	334,393	162,175
Administration fees	55,732	19,079
Distribution fees - Class A	2,076	357
Distribution fees - Class C	36	33
Distribution fees - Class R	37	18
Accounting fees	78,902	25,030
Custodian fees	1,756	229
Insurance fees	40,406	14,705
Legal fees	1,377	494
Audit fees	32,709	32,708
Registration and filing fees	33,367	41,128
Shareholder reports	55,350	12,808
Transfer agent fees	110,278	55,455
Trustees’ fees	22,416	22,416
Other fees	3,205	2,082

Total expenses before fee reductions	772,040	388,717
Expenses reduced by:
Adviser	(391,077)	(246,975)
Distributor	(1,038)	(178)

Net Expenses	379,925	141,564

Net Investment Income	2,746,932	693,421

Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	(271,081)	106,735
Net realized gains/(losses) from futures contracts	52,359	-
Net change in unrealized appreciation (depreciation) on investments	3,290	(326,294)
Net change in unrealized appreciation (depreciation) on futures contracts	(971)	-

	(216,403)	(219,559)

Change in net assets resulting from operations	$2,530,529	$473,862

(a)	For more information on Securities Lending, please see Note 2 in the Notes to Financial Statements.

See notes to financial statements.

12

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Tamarack Quality Fixed Income Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$2,746,932	$3,128,999
Net realized gains (losses) from investment transactions and futures contracts	(218,722)	(777,982)
Net change in unrealized appreciation (depreciation) on investment transactions and futures contracts	2,319	(317,924)

Change in net assets resulting from operations	2,530,529	2,033,093

Distributions to Class A Shareholders:
From net investment income	(19,497)	(40,181)
Return of capital	-	(1,274)
Distributions to Class I Shareholders:
From net investment income	(32,079)	(64,107)
Return of capital	-	(2,032)
Distributions to Class C Shareholders:
From net investment income	(137)	(124)
Return of capital	-	(4)
Distributions to Class R Shareholders:
From net investment income	(325)	(290)
Return of capital	-	(9)
Distributions to Class S Shareholders:
From net investment income	(2,689,599)	(2,994,299)
Return of capital	-	(94,908)

Change in net assets resulting from shareholder distributions	(2,741,637)	(3,197,228)

Capital Transactions:
Proceeds from shares issued	868,363	1,160,752
Dividends reinvested	2,336,384	2,954,075
Cost of shares redeemed	(11,795,055)	(18,753,949)

Change in net assets resulting from capital transactions	(8,590,308)	(14,639,122)

Net increase (decrease) in net assets	(8,801,416)	(15,803,257)
Net Assets:
Beginning of period	61,154,353	76,957,610

End of period	$52,352,937	$61,154,353

Undistributed (distributions in excess of) net investment income	$(34,174)	$(34,181)

Share Transactions:
Issued	91,850	122,850
Reinvested	246,790	313,026
Redeemed	(1,243,551)	(1,988,327)

Change in shares resulting from capital transactions	(904,911)	(1,552,451)

See notes to financial statements.

13

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Tax-Free Income Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$693,421	$818,484
Net realized gains (losses) from investment transactions	106,735	587,479
Net change in unrealized appreciation (depreciation) on investments	(326,294)	(766,866)

Change in net assets resulting from operations	473,862	639,097

Distributions to Class A Shareholders:
From net investment income	(2,409)	(3,713)
From net realized gains from investment transactions	(2,079)	(1,009)
Distributions to Class C Shareholders:
From net investment income	(93)	(92)
From net realized gains from investment transactions	(101)	(21)
Distributions to Class R Shareholders:
From net investment income	(109)	(109)
From net realized gains from investment transactions	(103)	(21)
Distributions to Class S Shareholders:
From net investment income	(690,810)	(814,583)
From net realized gains from investment transactions	(590,719)	(145,481)

Change in net assets resulting from shareholder distributions	(1,286,423)	(965,029)

Capital Transactions:
Proceeds from shares issued	293,977	578,362
Dividends reinvested	926,881	707,749
Cost of shares redeemed	(2,429,822)	(4,722,444)

Change in net assets resulting from capital transactions	(1,208,964)	(3,436,333)

Net increase (decrease) in net assets	(2,021,525)	(3,762,265)
Net Assets:
Beginning of period	20,339,462	24,101,727

End of period	$18,317,937	$20,339,462

Undistributed net investment income	$11	$11

Share Transactions:
Issued	34,513	65,917
Reinvested	108,987	80,921
Redeemed	(285,896)	(539,934)

Change in shares resulting from capital transactions	(142,396)	(393,096)

See notes to financial statements.

14

 FINANCIAL HIGHLIGHTS

Tamarack Quality Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions

Class A
Year Ended September 30, 2007	$9.47	0.44	(a)	(0.03)		(g)	0.41	(0.44)	—	—	(0.44)
Year Ended September 30, 2006	9.61	0.41	(a)	(0.13)		(g)	0.28	(0.39)	—	(0.03)	(0.42)
Year Ended September 30, 2005	9.77	0.39		(0.15)		(g)	0.24	(0.40)	—	—	(0.40)
Period Ended September 30, 2004 (e)	9.65	0.16		0.13		(g)	0.29	(0.17)	—	—	(0.17)
Year Ended April 30, 2004	10.27	0.38		(0.25)	—		0.13	(0.41)	(0.34)	—	(0.75)
Year Ended April 30, 2003	9.84	0.41		0.47	—		0.88	(0.44)	(0.01)	—	(0.45)
Class I
Year Ended September 30, 2007	$9.48	0.45	(a)	(0.03)		(g)	0.42	(0.47)	—	—	(0.47)
Year Ended September 30, 2006	9.62	0.43	(a)	(0.13)		(g)	0.30	(0.42)	—	(0.02)	(0.44)
Year Ended September 30, 2005	9.77	0.33		(0.06)		(g)	0.27	(0.42)	—	—	(0.42)
Period Ended September 30, 2004 (e)	9.65	0.17		0.13		(g)	0.30	(0.18)	—	—	(0.18)
Year Ended April 30, 2004	10.27	0.37		(0.21)	—		0.16	(0.44)	(0.34)	—	(0.78)
Year Ended April 30, 2003	9.84	0.42		0.48	—		0.90	(0.46)	(0.01)	—	(0.47)
Class C
Year Ended September 30, 2007	$9.48	0.37	(a)	(0.05)		(g)	0.32	(0.37)	—	—	(0.37)
Year Ended September 30, 2006	9.61	0.35	(a)	(0.12)		(g)	0.23	(0.35)	—	(0.01)	(0.36)
Year Ended September 30, 2005	9.77	0.32		(0.15)		(g)	0.17	(0.33)	—	—	(0.33)
Period Ended September 30, 2004 (e)	9.65	0.13		0.13		(g)	0.26	(0.14)	—	—	(0.14)
Period Ended April 30, 2004 (f)	9.73	0.01		(0.08)	—		(0.07)	(0.01)	—	—	(0.01)
Class R
Year Ended September 30, 2007	$9.47	0.42	(a)	(0.04)		(g)	0.38	(0.42)	—	—	(0.42)
Year Ended September 30, 2006	9.61	0.39	(a)	(0.13)		(g)	0.26	(0.39)	—	(0.01)	(0.40)
Year Ended September 30, 2005	9.77	0.35		(0.13)		(g)	0.22	(0.38)	—	—	(0.38)
Period Ended September 30, 2004 (e)	9.65	0.16		0.12		(g)	0.28	(0.16)	—	—	(0.16)
Period Ended April 30, 2004 (f)	9.73	0.01		(0.08)	—		(0.07)	(0.01)	—	—	(0.01)
Class S
Year Ended September 30, 2007	$9.47	0.47	(a)	(0.04)		(g)	0.43	(0.47)	—	—	(0.47)
Year Ended September 30, 2006	9.61	0.43	(a)	(0.13)		(g)	0.30	(0.42)	—	(0.02)	(0.44)
Year Ended September 30, 2005	9.77	0.41		(0.15)		(g)	0.26	(0.42)	—	—	(0.42)
Period Ended September 30, 2004 (e)	9.65	0.17		0.13		(g)	0.30	(0.18)	—	—	(0.18)
Period Ended April 30, 2004 (f)	9.73	0.01		(0.08)	—		(0.07)	(0.01)	—	—	(0.01)

[TABLE CONTINUES BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate***

Class A
Year Ended September 30, 2007	$9.44	4.45%		$441	0.93%		4.70%		1.85%		59%
Year Ended September 30, 2006	9.47	3.04%		406	0.93%		4.35%		1.89%		65%
Year Ended September 30, 2005	9.61	2.48%		1,188	0.93%		4.02%		1.82%		116%
Period Ended September 30, 2004 (e)	9.77	2.96%	(b)	1,257	0.93%	(c)	4.07%	(c)	1.64%	(c)	13%
Year Ended April 30, 2004	9.65	1.39%		1,128	1.42%		3.56%		1.68%		87%
Year Ended April 30, 2003	10.27	9.09%		501	1.31%		4.03%		1.56%		79%
Class I
Year Ended September 30, 2007	$9.43	4.49%		$311	0.68%		4.76%		1.38%		59%
Year Ended September 30, 2006	9.48	3.30%		1,091	0.68%		4.57%		1.39%		65%
Year Ended September 30, 2005	9.62	2.84%		2,511	0.68%		4.32%		1.28%		116%
Period Ended September 30, 2004 (e)	9.77	3.18%	(b)	18,990	0.68%	(c)	4.39%	(c)	1.09%	(c)	13%
Year Ended April 30, 2004	9.65	1.54%		30,990	1.18%		3.83%			(d)	87%
Year Ended April 30, 2003	10.27	9.33%		47,658	1.06%		4.30%			(d)	79%
Class C
Year Ended September 30, 2007	$9.43	3.50%		$4	1.74%		3.88%		2.46%		59%
Year Ended September 30, 2006	9.48	2.30%		3	1.62%		3.68%		2.31%		65%
Year Ended September 30, 2005	9.61	1.79%		3	1.62%		3.33%		2.24%		116%
Period Ended September 30, 2004 (e)	9.77	2.75%	(b)	3	1.68%	(c)	3.33%	(c)	2.09%		13%
Period Ended April 30, 2004 (f)	9.65	(0.72%	)(b)	3	1.69%	(c)	3.03%	(c)		(c)(d)	87%
Class R
Year Ended September 30, 2007	$9.43	3.96%		$7	1.19%		4.44%		1.90%		59%
Year Ended September 30, 2006	9.47	2.87%		7	1.19%		4.12%		1.96%		65%
Year Ended September 30, 2005	9.61	2.23%		9	1.18%		3.77%		1.81%		116%
Period Ended September 30, 2004 (e)	9.77	2.96%	(b)	20	1.16%	(c)	2.92%	(c)	1.73%		13%
Period Ended April 30, 2004 (f)	9.65	(0.71%	)(b)	3	1.13%	(c)	3.54%	(c)		(c)(d)	87%
Class S
Year Ended September 30, 2007	$9.43	4.60%		$51,590	0.68%		4.93%		1.38%		59%
Year Ended September 30, 2006	9.47	3.27%		59,647	0.68%		4.61%		1.39%		65%
Year Ended September 30, 2005	9.61	2.73%		73,246	0.68%		4.28%		1.31%		116%
Period Ended September 30, 2004 (e)	9.77	3.07%	(b)	89,278	0.68%	(c)	4.34%	(c)	1.13%		13%
Period Ended April 30, 2004 (f)	9.65	(0.58%	)(b)	97,237	0.68%	(c)	4.37%	(c)		(c)(d)	87%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized.
(c)	Annualized.
(d)	There were no waivers or reimbursements during the period.
(e)	For the period from May 1, 2004 to September 30, 2004.
(f)	For the period from April 19, 2004 (commencement of operations) to April 30, 2004.
(g)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

15

 FINANCIAL HIGHLIGHTS

Tamarack Tax-Free Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities					Distributions

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Redmption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions

Class A
Year Ended September 30, 2007	$8.78	0.29	(0.10)		(f)	0.19	(0.29)	(0.26)	(0.55)
Year Ended September 30, 2006	8.89	0.30	(0.05)		(f)	0.25	(0.30)	(0.06)	(0.36)
Year Ended September 30, 2005	9.31	0.30	(0.18)		(f)	0.12	(0.30)	(0.24)	(0.54)
Period Ended September 30, 2004 (c)	9.05	0.07	0.26		(f)	0.33	(0.07)	—	(0.07)
Period Ended June 30, 2004 (d)	9.25	0.06	(0.20)	—		(0.14)	(0.06)	—	(0.06)
Class C
Year Ended September 30, 2007	$8.77	0.23	(0.09)		(f)	0.14	(0.23)	(0.26)	(0.49)
Year Ended September 30, 2006	8.89	0.24	(0.06)		(f)	0.18	(0.24)	(0.06)	(0.30)
Year Ended September 30, 2005	9.31	0.23	(0.18)		(f)	0.05	(0.23)	(0.24)	(0.47)
Period Ended September 30, 2004 (c)	9.05	0.06	0.26		(f)	0.32	(0.06)	—	(0.06)
Period Ended June 30, 2004 (d)	9.25	0.05	(0.20)	—		(0.15)	(0.05)	—	(0.05)
Class R
Year Ended September 30, 2007	$8.78	0.27	(0.10)		(f)	0.17	(0.27)	(0.26)	(0.53)
Year Ended September 30, 2006	8.89	0.28	(0.05)		(f)	0.23	(0.28)	(0.06)	(0.34)
Year Ended September 30, 2005	9.31	0.27	(0.18)		(f)	0.09	(0.27)	(0.24)	(0.51)
Period Ended September 30, 2004 (c)	9.05	0.07	0.26		(f)	0.33	(0.07)	—	(0.07)
Period Ended June 30, 2004 (d)	9.25	0.06	(0.20)	—		(0.14)	(0.06)	—	(0.06)
Class S
Year Ended September 30, 2007	$8.78	0.31	(0.10)		(f)	0.21	(0.31)	(0.26)	(0.57)
Year Ended September 30, 2006	8.89	0.33	(0.06)		(f)	0.27	(0.32)	(0.06)	(0.38)
Year Ended September 30, 2005	9.31	0.32	(0.18)		(f)	0.14	(0.32)	(0.24)	(0.56)
Period Ended September 30, 2004 (c)	9.05	0.08	0.26		(f)	0.34	(0.08)	—	(0.08)
Year Ended June 30, 2004 (e)	9.57	0.32	(0.40)	—		(0.08)	(0.32)	(0.12)	(0.44)
Year Ended June 30, 2003	9.14	0.35	0.44	—		0.79	(0.35)	(0.01)	(0.36)

[TABLE CONTINUES BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate***

Class A
Year Ended September 30, 2007	$8.42	2.21%		$70	0.99%		3.38%		2.54%		12%
Year Ended September 30, 2006	8.78	2.91%		71	1.12%		3.48%		2.41%		45%
Year Ended September 30, 2005	8.89	1.27%		171	1.24%		3.29%		2.31%		8%
Period Ended September 30, 2004 (c)	9.31	3.71%	(a)	166	1.23%	(b)	3.20%	(b)	1.82%	(b)	2%
Period Ended June 30, 2004 (d)	9.05	(1.50%	)(a)	33	1.24%	(b)	3.39%	(b)	3.00%	(b)	17%
Class C
Year Ended September 30, 2007	$8.42	1.52%		$3	1.71%		2.70%		3.06%		12%
Year Ended September 30, 2006	8.77	2.15%		3	1.81%		2.74%		2.95%		45%
Year Ended September 30, 2005	8.89	0.54%		3	1.96%		2.57%		2.67%		8%
Period Ended September 30, 2004 (c)	9.31	3.53%	(a)	3	1.99%	(b)	2.54%	(b)	2.45%	(b)	2%
Period Ended June 30, 2004 (d)	9.05	(1.65%	)(a)	3	1.98%	(b)	2.59%	(b)	3.16%	(b)	17%
Class R
Year Ended September 30, 2007	$8.42	1.97%		$4	1.26%		3.15%		2.61%		12%
Year Ended September 30, 2006	8.78	2.62%		3	1.37%		3.20%		2.49%		45%
Year Ended September 30, 2005	8.89	1.01%		3	1.52%		3.03%		2.23%		8%
Period Ended September 30, 2004 (c)	9.31	3.66%	(a)	3	1.49%	(b)	3.03%	(b)	1.96%	(b)	2%
Period Ended June 30, 2004 (d)	9.05	(1.55%	)(a)	3	1.48%	(b)	3.09%	(b)	2.65%	(b)	17%
Class S
Year Ended September 30, 2007	$8.42	2.47%		$18,241	0.74%		3.64%		2.04%		12%
Year Ended September 30, 2006	8.78	3.17%		20,262	0.83%		3.74%		1.95%		45%
Year Ended September 30, 2005	8.89	1.52%		23,924	0.99%		3.54%		1.81%		8%
Period Ended September 30, 2004 (c)	9.31	3.78%	(a)	27,329	0.99%	(b)	3.48%	(b)	1.43%	(b)	2%
Year Ended June 30, 2004 (e)	9.05	(0.87%	)	28,186	0.99%		3.47%		1.35%		17%
Year Ended June 30, 2003	9.57	8.82%		39,045	0.99%		3.73%		1.04%		15%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Not annualized.
(b)	Annualized.
(c)	For the period from July 1, 2004 to September 30, 2004.
(d)	For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(e)	The existing class of shares was designated Class S shares as of April 19, 2004.
(f)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

16

 NOTES TO FINANCIAL STATEMENTS

September 30, 2007

1.   Organization

Tamarack Funds Trust (“Tamarack”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. Tamarack was organized as a Delaware statutory trust on December 16, 2003. Predecessor funds to Tamarack were reorganized as portfolios of Tamarack effective April 16, 2004. This annual report includes the following two investment portfolios (“Funds”):

- Tamarack Quality Fixed Income Fund (“Quality Fixed Income Fund”)

- Tamarack Tax-Free Income Fund (“Tax-Free Income Fund”)

The Quality Fixed Income Fund offers five share classes: Class A, Class C, Class R, Class I, and Class S shares. The Tax-Free Income Fund offers four share classes: Class A, Class C, Class R, and Class S shares. Class A shares are offered with a 3.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class C shares are offered at net asset value (i.e. no front-end sales charge), but are subject to a CDSC of 1.00% for redemptions within 12 months of purchase. Class R shares (available to certain 401(k) and other employer-sponsored retirement plans), Class I shares (intended for investors meeting certain investment minimum thresholds) and Class S shares are not subject to either a front-end sales charge or a CDSC.

Voyageur Asset Management Inc. (“Voyageur”) acts as the investment adviser for Tamarack. The officers of Tamarack (“Fund Management”) are also employees of Voyageur or its affiliates.

2.   Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“GAAP”). Fund management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standard:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

17

 NOTES TO FINANCIAL STATEMENTS

Security Valuation:

Bonds and other fixed income securities are generally valued on the basis of prices furnished by pricing services approved by Tamarack’s Board of Trustees (the “Board”). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue and trading characteristics other than market data and without exclusive reliance upon quoted prices of exchanges or over-the-counter prices, since these valuations are believed to reflect more accurately the fair value of such securities. Short-term debt obligations with less than 60 days to maturity at time of purchase are valued at amortized cost, which approximates value, unless Fund Management determines that amortized cost no longer approximates market value due to credit or other impairments of the issuer. In such cases where a security price is unavailable, or where Fund Management determines that the value provided by the pricing services or amortized cost does not approximate fair value, the Board has approved pricing and valuation procedures to determine a security’s fair value. Investments in open-end investment companies are valued at net asset value. Exchange traded financial futures are valued at the settlement price as established by the exchange on which they are traded.

Investment Transactions and Income:

Investment transactions are recorded one business day after trade date, except for on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization and accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage- and asset-backed securities are included in the financial statements as interest income. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or portfolio management fees. Expenses incurred by Tamarack, such as trustee or legal fees, are allocated among each of the Funds either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the proportion of relative net assets.

Financial Instruments:

The Funds may engage in when-issued transactions. A Fund would record when-issued securities one business day after trade date and maintain sufficient liquidity so that cash will be available to make payment for the securities purchased. Securities purchased on a when-issued basis are valued daily beginning on the trade date and begin accruing

18

 NOTES TO FINANCIAL STATEMENTS

interest on the settlement date. When-issued securities are identified in the Schedule of Portfolio Investments.

The Funds may enter into futures contracts in an effort to manage the duration of the portfolio or to hedge against market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying index. A Fund would recognize an unrealized gain or loss each day equal to these daily payments.

The Tamarack Quality Fixed Income Fund had the following open futures contracts at September 30, 2007:

Type	Number of Contracts	Expiration Date	Unrealized Appreciation	Notional Value

U.S. 5 Year Note	15	December 2007	$13,050	$1,605,469
U.S. 10 Year Note	10	December 2007	9,403	1,092,813
U.S. Treasury Long Bond	60	December 2007	40,013	6,680,625

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g. net operating loss, expiring capital loss carryforward and foreign currency transactions), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Such differences are not reflected in the calculation of the Financial Highlights.

Securities Lending:

Prior to August 2007, the Funds lent their portfolio securities to brokers, dealers, and financial institutions, provided: (1) the loan was secured continuously by collateral consisting of U.S. Government securities, cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to 100% of the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds received any

19

 NOTES TO FINANCIAL STATEMENTS

interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned did not at any time exceed 33 1⁄313% of the total assets of a particular Fund.

The Funds earned income for lending their securities from fees paid by borrowers and from the investment of cash collateral. The Funds paid the lending agent (Wells Fargo Bank) a percentage of the lending income. Securities lending income is presented net of such payments to the lending agent in the financial statements. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In the event that a borrower fails to return the lent security, the lending agent will indemnify the Funds based on the difference in value between the closing market value of the security on the date it should have been returned and the value of the cash collateral. The Funds assumed all risk of loss from a decline in the value of the collateral investment and any resulting collateral deficiencies. In an effort to reduce these risks, Voyageur and Wells Fargo Bank monitored the creditworthiness of the borrowers to which the Funds lent securities.

As of September 30, 2007, the Funds had discontinued its securities lending program.

Credit Enhancement:

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC, FGIC and MBIA).

3.   Agreements and Other Transactions with Affiliates

Tamarack has entered into investment advisory agreements with Voyageur under which Voyageur manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay Voyageur a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, Voyageur is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate

Quality Fixed Income Fund	0.60%
Tax-Free Income Fund	0.85%

Effective January 29, 2007, Voyageur has contractually agreed to waive fees and/or to make payments in order to keep total operating expenses of the Class S and Class I shares of Quality Fixed Income Fund and Tax-Free Income Fund to 0.68% and 0.74%, respectively. Class A, C and R shares vary from these limits only by the addition of class- specific 12b-1 fees. These expense limitation agreements are in place until January 31, 2008. Voyageur may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice.

Voyageur serves as administrator to the Funds and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) (“Citi”) serves as sub-administrator. Services provided under the administrative services contract includes providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of

20

 NOTES TO FINANCIAL STATEMENTS

reports. Under terms of the administrative services contract, Voyageur receives from each Fund a fee, payable monthly, at the annual rate of 0.10% of the Funds’ average daily net assets. For its services as sub-administrator, Citi receives a fee payable by Voyageur out of Voyageur’s own resources.

Certain Officers and Trustees of the Funds are affiliated with the adviser or the administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

4.   Fund Distribution

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Tamarack Distributors Inc. (the “Distributor”) acts as the Funds’ distributor. The Distributor is an affiliate of Voyageur. The Plan permits each Fund to make payments for, or to reimburse the Distributor monthly for, distribution-related costs and expenses of marketing shares of each share class covered under the Plan, and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class.

	Class A		Class C	Class R

12b-1 Plan Fee	0.25	%*	1.00%	0.50%

*The maximum Plan fee rate for Class A shares is 0.50%. The Distributor is contractually waiving 0.25% of the total 0.50% Plan fee for Class A through January 31, 2008.

Plan fees are based on average annual daily net assets of the applicable class. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part.

For the fiscal year ended September 30, 2007, the Distributor received commissions of $8,258 from front-end sales charges of Class A shares of the Funds, of which $8,108 was paid to affiliated broker-dealers. The Distributor received no CDSC fees from the Funds during the fiscal year ended September 30, 2007.

5.   Securities Transactions

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2007 were as follows:

	Purchases (Excl. U.S. Govt.)	Sales (Excl. U.S. Govt.)	Purchases of U.S. Govt.	Sales of U.S. Govt.

Quality Fixed Income Fund	$19,775,996	$17,188,849	$12,742,966	$25,180,451
Tax-Free Income Fund	2,217,157	3,858,078	-	-

6.   Capital Share Transactions

Tamarack is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in shares of the Funds are summarized on the following pages:

21

 NOTES TO FINANCIAL STATEMENTS

Tamarack Quality Fixed Income

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$263,570	$148,244
Dividends reinvested	15,287	40,049
Cost of shares redeemed	(242,755)	(940,497)

Change in Class A	$36,102	$(752,204)

Class I
Proceeds from shares issued	$-	$631
Dividends reinvested	22,175	45,915
Cost of shares redeemed	(806,781)	(1,431,549)

Change in Class I	$(784,606)	$(1,385,003)

Class C
Proceeds from shares issued	$-	$-
Dividends reinvested	136	137

Change in Class C	$136	$137

Class R
Proceeds from shares issued	$-	$238
Dividends reinvested	324	335
Cost of shares redeemed	-	(2,083)

Change in Class R	$324	$(1,510)

Class S
Proceeds from shares issued	$604,793	$1,011,639
Dividends reinvested	2,298,462	2,867,639
Cost of shares redeemed	(10,745,519)	(16,379,820)

Change in Class S	$(7,842,264)	$(12,500,542)

Change in net assets resulting from capital transactions	$(8,590,308)	$(14,639,122)

SHARE TRANSACTIONS:
Class A
Issued	28,001	15,718
Reinvested	1,616	4,245
Redeemed	(25,653)	(100,744)

Change in Class A	3,964	(80,781)

Class I
Issued	-	65
Reinvested	2,339	4,852
Redeemed	(84,525)	(150,958)

Change in Class I	(82,186)	(146,041)

Class C
Issued	-	-
Reinvested	15	14

Change in Class C	15	14

Class R
Issued	-	25
Reinvested	34	36
Redeemed	-	(219)

Change in Class R	34	(158)

Class S
Issued	63,849	107,042
Reinvested	242,786	303,879
Redeemed	(1,133,373)	(1,736,406)

Change in Class S	(826,738)	(1,325,485)

Change in shares resulting from capital transactions	(904,911)	(1,552,451)

22

 NOTES TO FINANCIAL STATEMENTS

Tamarack Tax-Free Income

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,813	$-
Dividends reinvested	4,476	3,077
Cost of shares redeemed	(7,050)	(101,052)

Change in Class A	$2,239	$(97,975)

Class C
Proceeds from shares issued	$-	$-
Dividends reinvested	193	119

Change in Class C	$193	$119

Class R
Proceeds from shares issued	$-	$-
Dividends reinvested	211	137
Cost of shares redeemed	-	-

Change in Class R	$211	$137

Class S
Proceeds from shares issued	$289,164	$578,362
Dividends reinvested	922,001	704,416
Cost of shares redeemed	(2,422,772)	(4,621,392)

Change in Class S	$(1,211,607)	$(3,338,614)

Change in net assets resulting from capital transactions	$(1,208,964)	$(3,436,333)

SHARE TRANSACTIONS:
Class A
Issued	566	-
Reinvested	526	352
Redeemed	(841)	(11,507)

Change in Class A	251	(11,155)

Class C
Issued	-	-
Reinvested	23	14

Change in Class C	23	14

Class R
Issued	-	-
Reinvested	25	15
Redeemed	-	-

Change in Class R	25	15

Class S
Issued	33,947	65,917
Reinvested	108,413	80,540
Redeemed	(285,055)	(528,427)

Change in Class S	(142,695)	(381,970)

Change in shares resulting from capital transactions	(142,396)	(393,096)

23

 NOTES TO FINANCIAL STATEMENTS

7.   Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

In June 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. To the extent that a tax benefit is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the Statement of Operations. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed its analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

The tax cost of securities differ from financial reporting cost by the amount of losses recognized for financial reporting purposes in excess of those allowed to be recognized for federal income tax purposes. As of September 30, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Quality Fixed Income Fund	$52,245,604	$215,845	$(825,360)	$(609,515)
Tax-Free Income Fund	17,841,837	383,871	(55,498)	328,373

The tax character of distributions during the fiscal year ended September 30, 2007 were as follows:

	Distribution Paid From

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*

Quality Fixed Income Fund	$2,517,620	$-	$2,517,620	$-	$2,517,620
Tax-Free Income Fund	16,710	593,001	609,711	641,398	1,251,109

The tax character of distributions during the fiscal year ended September 30, 2006 were as follows:

	Distribution Paid From

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Tax Exempt Distributions	Total Distributions Paid*

Quality Fixed Income Fund	$3,339,851	$-	$3,339,851	$98,227	$-	$3,438,078
Tax-Free Income Fund	35,911	146,532	182,443	-	835,188	1,017,631

*Total Distributions Paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

24

 NOTES TO FINANCIAL STATEMENTS

As of September 30, 2007 the components of accumulated earnings/(deficits) on a tax basis were as follows:

	Undistributed Ordinary Income/ Tax Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)

Quality Fixed Income Fund	$224,023	$-	$224,023	$(258,197)	$(3,500,820)	$(609,515)	$(4,144,509)
Tax-Free Income Fund	55,272	77,398	132,670	(55,017)	-	328,373	406,026

As of September 30, 2007, the following additional information is available regarding capital losses:

The following Funds had net capital loss carryforwards to offset future net capital gains, if any:

	Capital Loss Carryforward	Expires

Quality Fixed Income Fund	$672,204	2012
	70,674	2014
	659,448	2015

As of September 30, 2007, the following Fund had net capital loss carryforwards as successor to a merger and subject to certain limitations on utilization. To the extent that these carryforwards are utilized, it is probable that the realized gains that are offset will not be required to be distributed to shareholders.

	Capital Loss Carryforward	Expires

Quality Fixed Income Fund	$1,604	2009
	702,251	2010
	1,229,732	2011

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Fund had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2008:

Deferred Post-October Capital Losses

Quality Fixed Income Fund	$164,907

8.   Market Timing

Tamarack strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by Voyageur. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. Tamarack also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of Tamarack’s policies on market timing and/or excessive trading. During the fiscal year ended September 30, 2007 the redemption fees collected by each Fund were as follows:

Amounts

Quality Fixed Income Fund	$453
Tax-Free Income Fund	$2

25

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund

September 30, 2007

Principal Amount		Value

Municipal Bonds – 6.64%
Arizona – 0.38%
$100,000	Tucson Certificate of Participation, 4.30%, 7/1/10, (Credit Support: MBIA)	$97,993
105,000	Tucson Certificate of Participation, 4.55%, 7/1/11, (Credit Support: MBIA)	102,592

		200,585

California – 1.53%
370,000	Alameda County Pension Obligation, Series B, 4.98%, 12/1/09, (Credit Support: MBIA)(a)	332,264
355,000	Los Angeles Community Redevelopment Agency, 5.90%, 9/1/35, (Credit Support: RADIAN)	333,775
135,000	San Diego Metro Transportation Development Board, 3.86%, 12/1/09, (Credit Support: MBIA)	132,174

		798,213

Illinois – 0.78%
425,000	Bensenville Taxable-Debt, Series E, 4.65%, 12/1/11	408,948

Kentucky – 1.91%
500,000	Kentucky Higher Education Student Loan Corp., Student Loan Revenue, Series A2, 6.44%, 5/1/30, (Credit Support: Guaranteed Student Loans)(b)	500,000
500,000	Kentucky Higher Education Student Loan Corp., Student Loan Revenue, Series A6, 6.24%, 6/1/34, (Credit Support: Guaranteed Student Loans)(b)	500,000

		1,000,000

Nebraska – 0.99%
200,000	Saunders County School District No. 072, 6.15%, 12/15/16	198,870
320,000	Saunders County School District No. 107, 6.15%, 12/15/16	318,192

		517,062

New Jersey – 0.34%
$180,000	New Jersey Economic Development Authority Revenue, Series B, 5.18%, 11/1/15	$178,769

Texas – 0.71%
390,000	San Antonio Convention Center Hotel Finance Corp. Contract Revenue, 5.10%, 7/15/20, (Credit Support: AMBAC)	370,847

Total Municipal Bonds (Cost $3,529,348)		3,474,424

Asset-Backed Securities – 1.39%
Banking & Financial Services – 1.39%
506,826	Countrywide Asset-Backed Certificates, Series 2007-SEA1, Class 2A1, 5.50%, 5/25/47(b)(c)	482,565
3,251	New Century Home Equity Loan Trust, Series 1997-NC5, Class A6, 7.20%, 10/25/28(b)	3,238
242,523	Structured Asset Securities Corporation, Series 2007-RM1, Class A1, 5.41%, 5/25/47(b)	242,523

Total Asset-Backed Securities (Cost $740,940)		728,326

Collateralized Mortgage Obligations – 28.59%
Banking & Financial Services – 28.59%
627,897	Banc of America Funding Corp., Series 2004-F, Class 2A7, 4.14%, 7/25/34(b)	618,473
158,366	Banc of America Funding Corp., Series 2005-D, Class B1, 4.11%, 5/25/35(b)	154,079
504,686	Banc of America Funding Corp., Series 2006-A, Class 2A1, 5.43%, 2/25/36(b)	504,977

26

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

Principal Amount		Value

$667,776	Banc of America Funding Corp., Series 2006-R2, Class A1, 6.06%, 7/30/46(b)(c)	$669,712
142,196	Banc of America Funding Corp., Series 2007-4, Class SB3, 5.49%, 11/25/34(b)	114,735
164,908	Banc of America Funding Corp.,Series 2007-4, Class SB2, 5.49%, 11/25/34(b)	145,325
267,133	Bank of America Mortgage Securities, Series 2003-J, Class B2, 4.52%, 11/25/33(b)	261,656
268,371	Bank of America Mortgage Securities, Series 2004-D, Class B1, 4.34%, 5/25/34(b)	266,891
492,802	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-9, Class 3A2, 4.96%, 2/25/34(b)	492,267
507,960	Brunel Residential Mortgage Securitisation PLC, Series 2007-1A, Class A1C, 5.40%, 1/13/39(c)	503,885
85,103	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2A, 4.68%, 6/25/35(b)	84,278
884,000	Countrywide Alternative Loan Trust, Series 2005-4, Class 1A5, 4.97%, 7/25/35(b)	854,363
440,107	Countrywide Alternative Loan Trust, Series 2005-73CB, Class 1A1, 5.58%, 1/25/36	440,707
316,619	Countrywide Alternative Loan Trust, Series 2006-9T1, Class A7, 6.00%, 5/25/36	320,716
363,608	Countrywide Alternative Loan Trust, Series 2007-16CB, Class 3A1, 6.75%, 8/25/37	359,925
$343,327	Countrywide Home Loans, Series 2003-21, Class B2, 4.71%, 5/25/33(b)	$338,349
153,821	CS First Boston Mortgage Securities Corp., Series 2004-7, Class 5A1, 5.00%, 10/25/19	151,328
428,296	First Horizon Mortgage Pass-Through Trust, Series 2004-AR1, Class B2, 5.13%, 2/25/34(b)	422,642
567,026	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 4.56%, 11/25/35(b)	560,810
480,000	Homebanc Mortgage Trust, Series 2006-1, Class 3A2, 5.91%, 4/25/37(b)	482,715
239,489	JP Morgan Mortgage Trust, Series 2004-A4, Class 2A2, 4.61%, 9/25/34(b)	235,704
225,496	JP Morgan Mortgage Trust, Series 2004-S1, Class 1A7, 5.00%, 8/25/19	220,070
440,064	Merrill Lynch Mortgage Investors Trust, Series 2005-A5, Class M1, 4.87%, 6/25/35(b)	435,088
891,670	Merrill Lynch Mortgage Investors, Inc., Series 2005-A1, Class 2A1, 4.53%, 12/25/34(b)	889,739
545,000	Morgan Stanley Capital, Series 2006-IQ12, Class A4, 5.33%, 12/15/43	535,963
1,297	Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, 7.38%, 2/25/34(b)	1,324
450,000	Morgan Stanley Mortgage Loan Trust, Series 2007-13, Class 6A1, 6.00%, 10/25/37	439,524
258,726	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.00%, 2/25/34	259,131

27

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

Principal Amount		Value

$404,323	Residential Funding Mortgage Section I, Series 2004-S5, Class 2A1, 4.50%, 5/25/19	$388,277
128,953	Sequoia Mortgage Trust, Series 2003-4, Class 1B2, 6.62%, 7/20/33(b)	128,721
312,385	Sequoia Mortgage Trust, Series 2003-4, Class 2B4, 6.52%, 7/20/33(b)	309,136
32,766	Structured Asset Securities Corp., Series 2002-11A, Class 2A1, 4.47%, 6/25/32(b)	32,652
443,118	Structured Asset Securities Corp., Series 2003-30, Class 1A1, 5.50%, 10/25/33	430,932
432,186	Suntrust Acquistion Closed-end Seconds Trust, Series 2007-1, Class A, 5.45%, 4/25/37(b)	423,542
156,164	Vendee Mortgage Trust, Series 1992-1, Class 2Z, 7.75%, 5/15/22	164,433
239,624	Washington Mortgage Pass-through Certificates, Series 2004-AR14, Class B2, 4.26%, 1/25/35(b)	230,614
820,480	Washington Mutual, Inc., Series 2003-S11, Class 1A, 5.00%, 11/25/33	776,892
559,251	Washington Mutual, Inc., Series 2005-8, Class 1A8, 5.58%, 10/25/35	559,339
328,918	Washington Mutual, Series 2004-AR7, Class B1, 3.94%, 7/25/34(b)	314,495
345,582	Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class B1, 4.25%, 9/25/34(b)	339,752
120,414	Wells Fargo Mortgage Backed Securities Trust, Series 2006-20, Class B4, 5.97%, 12/25/21(c)	105,591

Total Collateralized Mortgage Obligations (Cost $15,009,796)		$14,968,752

Commercial Mortgage-Backed Securities – 4.68%
Banking & Financial Services – 4.68%
414,484	ABN AMRO Mortgage Corp., Series 2003-12, Class 1A, 5.00%, 12/25/33	399,789
360,000	Flagstar Home Equity Loan Trust, 5.77%, 1/25/35(c)	356,707
571,864	JP Morgan Commercial Mortgage Finance Corp., Series 1999-C7, Class A2, 6.51%, 10/15/35	575,424
500,000	LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4, 4.37%, 3/1/36	471,301
671,797	Master Asset Securitization Trust, Series 2003-12, Class 6A1, 5.00%, 12/25/33	644,929

Total Commercial Mortgage-Backed Securities (Cost $2,512,407)		2,448,150

Corporate Bonds – 30.12%
Aerospace & Defense – 0.27%
145,000	L-3 Communications Corp., 6.13%, 7/15/13(c)	142,463

Agriculture – 0.32%
170,000	Bunge Limited Finance Co., 4.38%, 12/15/08	168,165

Apparel – 0.23%
121,000	Phillips Van Heusen, 7.25%, 2/15/11(c)	122,210

Auto Parts & Equipment – 0.24%
128,000	Titan International, Inc., 8.00%, 1/15/12	127,680

Banks – 5.41%
213,000	Barclays Bank PLC, 6.28%, 12/29/49	197,432
200,000	BB&T Capital Trust IV, 6.82%, 6/12/57	193,366

28

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

Principal Amount		Value

$171,000	CBA Capital Trust, 5.81%, 6/30/15(c)(d)	$165,451
164,000	Chase Capital II, Series B, 5.86%, 2/1/27(b)	147,996
136,000	Chase Capital III, Series C, 6.17%, 3/1/27(b)	123,510
179,000	First National Bank, 6.88%, 8/1/11	190,401
382,000	NB Capital Trust III, 5.91%, 1/15/27(b)	342,976
430,000	North Fork Bancorp., 5.00%, 8/15/12	429,799
212,000	Popular North America, Inc., MTN, 5.65%, 4/15/09	213,681
235,000	Rabobank Capital II, 5.26%, 12/29/49(c)	222,210
268,000	RBS Capital Trust III, 5.51%, 9/29/49	250,751
374,000	Wachovia Capital Trust II, 5.86%, 1/15/27(b)	353,108

		2,830,681

Beverages – 1.51%
600,000	Diageo Capital PLC, 3.50%, 11/19/07	598,437
191,000	Diageo Finance, 5.50%, 4/1/13	189,480

		787,917

Building Materials – 0.21%
110,000	Texas Industries, Inc., 7.25%, 7/15/13	109,725

Chemicals – 1.41%
160,000	Equistar Chemical LP, 10.13%, 9/1/08	165,200
148,000	Methanex Corp., 8.75%, 8/15/12	156,880
160,000	Mosaic Co., 7.63%, 12/1/16(c)	170,600
155,000	Potash Corp., 7.75%, 5/31/11	166,733
76,000	Valspar Corp., 5.63%, 5/1/12	76,223

		735,636

Coal – 0.21%
114,000	Arch Western Finance, 6.75%, 7/1/13	111,720

Commercial Services – 0.56%
142,000	Corrections Corporation of America, 6.25%, 3/15/13	139,870
$152,000	Equifax, Inc., 6.30%, 7/1/17	$153,184

		293,054

Distribution & Wholesale – 0.36%
183,000	Owens & Minor Inc., 6.35%, 4/15/16	185,639

Diversified Financial Services – 2.80%
165,000	Credit Suisse Guernsey, 5.86%, 5/29/49	156,071
475,000	Fort Knox Military Housing, 6.09%, 2/15/52(b)(c)	474,967
295,000	Morgan Stanley, 5.66%, 1/9/14(b)	285,982
199,000	One America Financial Partners, 7.00%, 10/15/33(c)	200,422
165,200	Pemex Finance Ltd., 9.69%, 8/15/09	171,808
188,000	Premium Asset 2004-04, 4.13%, 3/12/09(c)(d)	180,801

		1,470,051

Electric – 1.16%
242,000	Energy East Corp., 6.75%, 7/15/36	246,997
158,000	Public Services Co. of Oklahoma, 6.15%, 8/1/16	159,816
203,000	Puget Sound Energy, Inc., 6.97%, 6/1/67	200,593

		607,406

Electrical Components & Equipment – 0.32%
166,000	Ametek, Inc., 7.20%, 7/15/08	167,686

Electronics – 0.44%
244,000	Thermo Electron Corp., 5.00%, 6/1/15	227,866

Engineering & Construction – 0.34%
176,000	Dycom Industries, Inc., 8.13%, 10/15/15	179,080

Food – 0.17%
90,000	Corn Products International, Inc., 6.00%, 4/15/17	89,675

29

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

Principal Amount		Value

Healthcare – Services – 0.46%
$176,000	Laboratory Corp. of America, 5.50%, 2/1/13	$170,177
72,000	Service Corp. International, 6.75%, 4/1/15	71,460

		241,637

Home Builder – 0.19%
116,000	KB Home, 5.75%, 2/1/14	98,020

Insurance – 4.40%
226,000	American International Group, 6.25%, 3/15/37	212,770
300,000	Americo Life, Inc., 7.88%, 5/1/13(c)	306,388
375,000	ING Capital Funding Trust III, 8.44%, 12/31/10	405,672
225,000	Metlife Inc., 6.40%, 12/15/36	213,941
247,000	Navigators Group, Inc., 7.00%, 5/1/16	254,025
255,000	NLV Financial Corp., 7.50%, 8/15/33(c)	267,044
225,000	Selective Insurance Group, 6.70%, 11/1/35	201,856
250,000	Unitrin, Inc., 4.88%, 11/1/10	247,619
197,000	Willis North America, Inc., 6.20%, 3/28/17	195,468

		2,304,783

Iron/Steel – 0.11%
60,000	Steel Dynamics, Inc., 6.75%, 4/1/15(c)	57,900

Machinery – Diversified – 1.42%
122,000	Baldor Electic Co., 8.63%, 2/15/17	127,490
228,000	IDEX Corp., 6.88%, 2/15/08	229,142
190,000	Joy Global Inc., 6.00%, 11/15/16	189,590
202,000	Westinghouse Air Brake Technologies Corp., 6.88%, 7/31/13	197,960

		744,182

Media – 1.73%
208,000	Echostar DBS Corp., 5.75%, 10/1/08	208,000
255,000	News America Holdings, Inc., 7.70%, 10/30/25	280,466
129,000	Rogers Cable, Inc., 7.88%, 5/1/12	138,991
$242,000	TCI Communications, Inc., 9.80%, 2/1/12	$280,103

		907,560

Office Furnishings – 0.39%
198,000	Steelcase, Inc., 6.50%, 8/15/11	205,274

Oil & Gas – 0.87%
113,000	Berry Petroleum Co., 8.25%, 11/1/16	114,130
240,000	Forest Oil Corp., 8.00%, 6/15/08	242,400
98,000	Marathon Oil Corp, 6.60%, 10/1/37	100,200

		456,730

Pharmaceuticals – 0.21%
108,000	NBTY, Inc., 7.13%, 10/1/15	108,000

Pipelines – 0.75%
130,000	Atlas Pipeline Partners, 8.13%, 12/15/15	128,050
198,000	Boardwalk Pipeline LP, 5.88%, 11/15/16	195,175
46,000	Duke Capital Corp., 7.50%, 10/1/09	47,986
22,000	Valmont Industries, Inc., 6.88%, 5/1/14(c)	21,945

		393,156

Real Estate Investment Trusts – 1.48%
126,000	Duke Realty LP, 5.63%, 8/15/11	125,641
50,000	Federal Realty Investment Trust, 5.40%, 12/1/13	48,738
134,000	Healthcare Realty Trust, 8.13%, 5/1/11	143,541
216,000	Liberty Property LP, 5.50%, 12/15/16	202,147
259,000	Realty Income Corp., 5.95%, 9/15/16	252,342

		772,409

Retail – 0.40%
215,000	CVS Caremark Corp., 6.25%, 6/1/27	208,361

Savings & Loans – 0.54%
250,000	Peoples Bank Bridgeport, 9.88%, 11/15/10	283,625

Software – 0.26%
138,000	Fiserv, Inc., 4.00%, 4/15/08	137,061

30

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

Principal Amount		Value

Transportation – 0.95%
$182,000	CSX Corp., 6.75%, 3/15/11	$189,051
125,000	Navios Maritime Holdings, 9.50%, 12/15/14(c)	128,906
74,000	Union Pacific Corp., 6.13%, 1/15/12	178,275

		496,232

Total Corporate Bonds (Cost $16,003,552)		15,771,584

Preferred Term Securities – 2.14%
225,000	Preferred Term Securities IX, Inc., 1.61%, 4/3/33(d)(e)	151,987
125,000	Preferred Term Securities XIV, Inc., 0.76%, 6/24/34(d)(e)	89,312
150,000	Preferred Term Securities XIX, Inc., 0.57%, 12/22/35(d)(e)	116,160
125,000	Preferred Term Securities XVI, Inc., 0.40%, 3/23/35(d)(e)	100,262
175,000	Preferred Term Securities XVII, Inc., 0.63%, 9/23/35(d)(e)	139,860
150,000	Preferred Term Securities XXIV, Inc., 0.02%, 9/23/35(d)(e)	143,685
250,000	Preferred Term Securities XXV, Inc., 0.03%, 6/22/37(d)(e)	232,400
150,000	Preferred Term Securities XXVI, Inc., 0.03%, 9/22/37(d)(e)	144,120

Total Preferred Term Securities (Cost $1,185,846)		1,117,786

U.S. Government Agency Backed Mortgages – 17.15%
Federal Home Loan Mortgage Corporation – 7.21%
1,608	Pool # 051686, 8.00%, 2/1/09	1,617
9,281	Pool # 124425, 9.25%, 10/1/20	9,997
13,230	Pool # 170170, 9.00%, 6/1/16	14,161
532,424	Pool # 1B2721, 4.37%, 1/1/35(b)	524,874
801,190	Pool # 254764, 5.50%, 6/1/23	792,863
8,873	Pool # 306588, 8.00%, 10/1/18	9,290
$397	Pool # 519217, 7.00%, 2/1/30	$413
23,076	Pool # 626582, 5.50%, 3/1/17	23,094
124,779	Pool # 635169, 5.00%, 8/1/17	122,769
38,212	Pool # 644943, 5.50%, 5/1/17	38,243
378,689	Pool # 740447, 4.50%, 9/1/18	365,742
426,464	Pool # 810896, 4.84%, 1/1/35(b)	425,421
45,484	Pool # C00921, 7.50%, 2/1/30	47,580
664	Pool # D09479, 9.00%, 10/1/18	674
16,886	Pool # G10625, 8.00%, 1/1/12	17,581
8,852	Series 1988-16, Class B, 9.50%, 6/25/18	9,717
770,000	Series 1997-M9, 6.52%, 7/25/16	804,600
505,000	Series 2004-32, Class AY, 4.00%, 5/25/19	457,431
106,474	Series 2178, Class PB, 7.00%, 8/15/29	110,225

		3,776,292

Federal National Mortgage Association – 4.46%
230,000	(TBA), 6.00%, 11/15/37	230,072
246	Pool # 529175, 7.00%, 2/1/30	256
595,876	Pool # 841068, 4.19%, 11/1/34(b)	598,035
39,711	Pool # 898644, 6.50%, 1/1/37	40,436
24,842	Pool # 898682, 6.50%, 2/1/37	25,296
29,827	Pool # 898684, 6.50%, 2/1/37	30,372
85,439	Pool # 907600, 6.50%, 12/1/36	87,007
342,259	Pool # 913327, 6.50%, 4/1/22	348,906
24,875	Pool # 916843, 6.50%, 4/1/37	25,329
96,108	Pool # 922123, 6.50%, 4/1/37	97,862
249,094	Pool # 936193, 6.50%, 5/1/37	253,639
209,553	Series 2002-W11, Class AF5, 4.98%, 11/25/32(b)	208,285

31

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

Principal Amount		Value

$405,000	Series 2005-W2, Class A8, 5.41%, 5/25/35	$389,089

		2,334,584

Government National Mortgage Association – 5.48%
39,274	Pool # 003132, 6.00%, 9/20/31	39,576
100,350	Pool # 003296, 6.00%, 10/20/32	101,060
885	Pool # 152589, 9.50%, 4/15/16	959
7,053	Pool # 269020, 9.50%, 1/15/19	7,709
1,080	Pool # 275465, 9.50%, 9/15/19	1,180
10,071	Pool # 342206, 6.50%, 12/15/23	10,331
6,754	Pool # 361064, 6.50%, 8/15/23	6,928
6,869	Pool # 363767, 6.50%, 11/15/23	7,046
29,786	Pool # 376510, 7.00%, 5/15/24	31,235
277,982	Pool # 380866, 7.00%, 3/15/24	291,499
17,184	Pool # 398964, 7.50%, 11/15/11	17,738
2,780	Pool # 433258, 7.50%, 10/15/11	2,869
12,837	Pool # 433263, 7.50%, 10/15/11	13,251
12,634	Pool # 441009, 8.00%, 11/15/26	13,434
222,142	Pool # 442164, 8.00%, 12/15/26	236,199
193,406	Pool # 481547, 6.00%, 1/15/33	195,106
2,993	Pool # 485682, 6.50%, 8/15/31	3,067
1,991	Pool # 549180, 6.00%, 5/15/31	2,010
45,241	Pool # 552381, 6.00%, 2/15/32	45,632
32,599	Pool # 558945, 6.00%, 4/15/33	32,869
8,483	Pool # 565982, 7.00%, 7/15/32	8,882
4,245	Pool # 568184, 6.50%, 11/15/31	4,351
58,317	Pool # 578345, 6.00%, 8/15/32	58,821
37,268	Pool # 584369, 7.00%, 4/15/32	39,018
101,652	Pool # 584486, 6.00%, 6/15/32	102,530
$21,788	Pool # 591571, 7.50%, 7/15/32	$22,827
10,238	Pool # 591581, 7.00%, 8/15/32	10,718
148,483	Pool # 592154, 5.00%, 8/15/33	143,898
177,957	Pool # 597857, 5.00%, 8/15/33	172,461
48,051	Pool # 598131, 6.00%, 3/15/33	48,447
115,064	Pool # 780332, 8.00%, 11/15/09	117,673
165,787	Pool # 781124, 7.00%, 12/15/29	173,746
130,459	Series 2001-58, Class B, 5.13%, 6/16/23(b)	130,702
490,000	Series 2004-12, Class C, 5.15%, 12/16/40	471,717
305,000	Series 2004-25, Class BA, 4.93%, 11/16/44	300,312

		2,865,801

Total U.S. Government Agency Backed Mortgages (Cost $9,061,373)		8,976,677

U.S. Government Agency Obligations – 4.32%
New Valley Generation IV – 0.17%
91,747	Pool # 182177, 4.69%, 1/15/22	89,218
Small Business Administration – 4.15%
538,433	Series 2004-10B, Class 1, 4.68%, 9/10/14	527,434
263,340	Series 2005-20A, Class 1, 4.86%, 1/1/25	258,049
263,949	Series 2004-20K, Class 1, 4.88%, 11/1/24	259,376
568,301	Series 2005-10A, Class 1, 5.04%, 3/10/15	560,194
568,911	Series 2005-20D, Class 1, 5.11%, 4/1/25	566,608
1,071	Series 1988-20G, Class 1, 9.80%, 7/1/08	1,088
533	Series 1988-20H, Class 1, 10.05%, 8/1/08	543
1,568	Series 1989-20D, Class 1, 10.05%, 4/1/09	1,589

		2,174,881

Total U.S. Government Agency Obligations (Cost $2,297,854)		2,264,099

U.S. Treasury Notes – 1.63%
533,000	4.25%, 8/15/14	529,252

32

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

Principal Amount		Value

$61,000	4.50%, 2/15/16	$61,010
255,000	5.00%, 8/15/11	263,467

Total U.S. Treasury Notes (Cost $842,435)		853,729

Investment Companies – 1.97%
1,032,562	Wells Fargo Prime Investment Money Market Fund	1,032,562

Total Investment Companies (Cost $1,032,562)		1,032,562

Total Investments (Cost $52,216,113) (f) – 98.63%		51,636,089
Other assets in excess of liabilities – 1.37%		716,848

NET ASSETS – 100.0%		$52,352,937

(a)   Rate represents the effective yield at purchase.
(b)   Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2007. The maturity date represents the actual maturity date.
(c)   Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(d)   Fair valued security under procedures established by the Fund’s Board of Directors.
(e)   This security is restricted as the Preferred Term Securities may not be offered or sold within the United States or to U.S. persons except to qualified purchasers who are also either qualified institutional buyers or “accredited investors” (as defined in Rule 501(a) of Regulation D under the Securities Act of 1933).
(f)   See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:
AMBAC – Insured by American Municipal Bond Insurance Assurance Corp.
LP – Limited Partnership
MBIA – Insured by Municipal Bond Insurance Organization Association
MTN – Medium Term Note
PLC – Public Liability Co.
RADIAN – RADIAN Group, Inc.
TBA – To be announced. Represents 0.44% of net assets at September 30, 2007.

See notes to financial statements.

33

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Income Fund

September 30, 2007

Principal Amount		Value

Municipal Bonds – 97.21%
Arizona – 1.36%
$250,000	Surprise Arizona Municipal Property Corporation Wastewater Developmental Impact Fee, 4.50%, 4/1/17, Callable 4/1/11 @ 100	$248,473

California – 3.02%
500,000	Santa Rosa Waste Water Revenue, Series B, 6.00%, 9/1/15, (FGIC Insured)	552,205

Colorado – 3.48%
500,000	Arkansas River Power Authority Power Revenue, 5.00%, 10/1/14, (XLCA Insured)	537,820
100,000	Denver West Metropolitan District Colorado, Series B, 5.70%, 12/1/17, Callable 12/1/07 @ 100	100,109

		637,929

Florida – 4.73%
500,000	Miami-Dade County Special Obligation, 5.91%, 10/1/15, (MBIA Insured), Callable 4/1/08 @ 69.48 (b)	341,000
500,000	State Board of Education, Series J, 5.00%, 6/1/19, Callable 6/1/13 @ 101	525,970

		866,970

Illinois – 10.71%
500,000	Chicago, Series B, 5.13%, 1/1/22, (AMBAC Insured)	546,360
500,000	Cook County Township High School District, 5.50%, 12/1/19	569,050
200,000	Illinois Finance Authority Revenue (New Money Community Rehab A), 4.95%, 7/1/15, Callable 7/1/14 @ 101	202,294
300,000	Illinois Finance Authority Revenue (New Money Community Rehab A), 5.05%, 7/1/17, Callable 7/1/14 @ 101	302,298
$350,000	State Financial Authority Revenue (Chicago Charter School Foundation), 5.00%, 12/1/21	$341,992

		1,961,994

Indiana – 16.90%
380,000	Anderson Indiana Economic Development Revenue (Anderson University), 5.00%, 10/1/19	377,967
180,000	Boone County Indiana Redevelopment, Series B, 4.80%, 8/1/17, Callable 2/1/16 @ 100	181,094
135,000	Boone County Indiana Redevelopment, Series B, 4.85%, 2/1/18, Callable 2/1/16 @ 100	135,450
500,000	Hamilton County Optional Income Tax Revenue, 4.25%, 7/10/08, Callable 1/23/08 @ 100	500,435
450,000	Indiana Bond Bank Revenue, Series A, 5.00%, 8/1/16, (FSA Insured)	488,047
500,000	IPS Multi-School Building Corp., 4.00%, 1/15/13, (FSA Insured)	508,075
100,000	Munster Municipal Center Corp., 4.25%, 7/15/11	101,285
445,000	Munster Municipal Center Corp., 4.70%, 7/15/17, Callable 1/15/14 @100	453,210
345,000	Noblesville Multi-School Building Corp., 4.00%, 1/15/14, (FGIC Insured)	350,741

		3,096,304

Louisiana – 3.17%
400,000	Louisiana State Bond Commission, Series B, 5.00%, 7/15/11, (FGIC Insured)	419,332
150,000	Louisiana State Bond Commission, Series B, 5.00%, 7/15/15, (FGIC Insured)	161,813

		581,145

34

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Income Fund (cont.)

Principal Amount		Value

Maryland – 2.06%
$350,000	Baltimore Convention Center Hotel Revenue, Series A, 5.00%, 9/1/14, (XLCA Insured)	$377,069

Massachusetts – 9.38%
600,000	State Construction Loan, Series E, 5.38%, 1/1/17, Pre-refunded 1/1/13 @ 100	647,772
1,000,000	State Health & Education Facilities Authority (Partners Healthcare), Series C, 5.75%, 7/1/12, Callable 7/1/11 @ 100	1,069,930

		1,717,702

Michigan – 1.48%
250,000	State Building Authority, Series III, 5.38%, 10/15/16, Callable 10/15/12 @ 100	270,260

Missouri – 1.46%
250,000	State Development Finance Board, 5.25%, 3/1/15	267,053

New Hampshire – 2.78%
500,000	Higher Education & Health Facility (Franklin Pierce Law Center), 5.50%, 7/1/18, Callable 7/1/08 @ 101	509,195

Ohio – 1.23%
225,000	Ohio State Higher Educational Facility Revenue (John Carroll University), 4.00%, 4/1/09	225,648

Oklahoma – 11.09%
225,000	Jay Oklahoma Industrial Authority Lease Revenue, (Jay Public Schools), 4.75%, 9/1/10	228,782
500,000	McClain County Economic Development Authority ( New Castle Public Schools), 5.00%, 9/1/11	514,270
380,000	Oklahoma Baptist University Authority, 5.25%, 12/1/14	394,900
$300,000	Pottawatomie County Facilities Authority Educational Faculty Lease Revenue, (Shawnee Public School), 5.00%, 9/1/10	$308,739
230,000	Pottawatomie County Facilities Authority Educational Faculty Lease Revenue, (Tecumseh Public Schools), 4.75%, 9/1/13	235,223
100,000	Pottawatomie County Facilities Authority Educational Faculty Lease Revenue, (Tecumseh Public Schools), 4.75%, 9/1/14	102,182
245,000	Tulsa Industrial Authority Student Housing Revenue, (University of Tulsa), 4.30%, 10/1/12	247,965

		2,032,061

South Carolina – 1.25%
220,000	Lexington One School Facilities Corp. Installment Purchase Revenue, (Lexington County School Distinct No.1), 5.00%, 12/1/10	228,382

South Dakota – 1.16%
210,000	West Central School District No. 49-7, 4.00%, 8/15/11, (FSA Insured), Callable 4/1/11 @ 100	212,528

Texas – 14.34%
190,000	Keller Texas Certificates Obligation, 4.25%, 2/15/08, (FGIC Insured)	190,517
100,000	Northeast Travis County Utility District, 4.50%, 9/1/13, Callable 9/1/11 @ 100	101,248
65,000	Northeast Travis County Utility District, 4.60%, 9/1/14, Callable 9/1/11 @ 100	65,833
90,000	Northeast Travis County Utility District, 4.65%, 9/1/15, Callable 9/1/11 @ 100	91,119

35

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Income Fund (cont.)

Principal Amount		Value

$170,000	Plano Independent School District, 5.38%, 2/15/16, (PSF-GTD Insured), Callable 2/15/11 @ 100	$178,542
500,000	San Antonio Electric & Gas, 5.38%, 2/1/15	550,265
405,000	San Leanna Educational Facilities Corporation Highered Revenue Texas (Saint Edwards University), 5.00%, 6/1/18, Callable 6/1/17 @ 100	412,748
500,000	Socorro Independent School District, Series A, 4.50%, 8/15/32, (PSF-GTD Insured), Callable 8/15/15 @ 100	483,975
500,000	University of Texas Revenue, Series B, 5.25%, 8/15/19	552,585

		2,626,832

Washington – 3.72%
55,000	Adams County Washington Park & Recreation District No.4, 4.13%, 12/1/15	54,865
100,000	Adams County Washington Park & Recreation District No.4, 4.13%, 12/1/16	99,205
500,000	Seattle Municipal Light & Power, 5.63%, 12/1/16, Callable 12/1/10 @ 100	527,980

		682,050

Wisconsin – 3.89%
300,000	Manitowoc Electric Revenue, (Power System), 5.00%, 8/1/10	309,468
400,000	State Health & Educational Facilities Authority Revenue (Marshfield Clinic), 5.00%, 2/15/17, Callable 2/15/16 @ 100	403,788

		713,256

Total Municipal Bonds (Cost $17,478,683)		17,807,056

Investment Companies – 1.98%
$363,154	Wells Fargo National Tax-Free Money Market Fund	$363,154

Total Investment Companies (Cost $363,154)		363,154

Total Investments (Cost $17,841,837) (a) – 99.2%		18,170,210
Other assets in excess of liabilities – 0.8%		147,727

NET ASSETS – 100.0%		$18,317,937

(a)   See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).
(b)   Rate represents the effective yield at purchase.

Abbreviations used are defined below:
AMBAC – Insured by American Municipal Bond Insurance Assurance Corp.
FGIC – Insured by Financial Guaranty Insurance Co.
FSA – Insured by Federal Financial Security Assurance
MBIA – Insured by Municipal Bond Insurance Organization Association
PSF – Permanent School Fund
GTD – Guaranteed
XLCA – XL Capital Assurance

See notes to financial statements.

36

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Tamarack Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Quality Fixed Income Fund and Tax-Free Income Fund [two of the portfolios constituting the Tamarack Funds Trust (the “Funds”)] as of September 30, 2007, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. We have audited the financial highlights for each of the three years in the period ended September 30, 2007, for the period from May 1, 2004 through September 30, 2004, and for the year ended April 30, 2004 for Quality Fixed Income Fund. We have audited the financial highlights for each of the three years in the period ended September 30, 2007, for the period from July 1, 2004 through September 30, 2004, and for the year ended June 30, 2004 for Tax-Free Income Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Quality Fixed Income Fund for the year ended April 30, 2003, were audited by other auditors whose report, dated June 17, 2003, expressed an unqualified opinion on these financial highlights. The financial highlights of Tax-Free Income Fund for the year ended June 30, 2003, were audited by other auditors whose report, dated August 22, 2003, expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Tamarack Funds Trust referred to above as of September 30, 2007, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
November 28, 2007

37

 OTHER FEDERAL INCOME TAX INFORMATION (Unaudited)

During the fiscal year ended September 30, 2007, the Tamarack Tax-Free Income Fund declared tax-exempt income distributions of $641,398.

For the period ended September 30, 2007, the Tamarack Tax-Free Income Fund had net long term capital gains of $593,001.

38

 MANAGEMENT (Unaudited)

Independent Trustees(1)

T. Geron Bell (66)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-present); prior thereto President of the Minnesota Twins Baseball Club Incorporated (1987-present); Director, Great Hall Investment Funds, Inc. (1993-2004); Trustee, J&B Funds (2003-2004); Director, Babson Funds (2003-2004).

Number of Portfolios in Fund Complex Overseen: 15

Lucy Hancock Bode (56)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant; Director, RBC Funds (1994-2004).

Number of Portfolios in Fund Complex Overseen: 15

Leslie H. Garner Jr. (57)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: President, Cornell College; Director, RBC Funds (1994-2004).

Number of Portfolios in Fund Complex Overseen: 15

Ronald James (56)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000-present); Director, Great Hall Investment Funds, Inc. (1993-2004); Trustee, J&B Funds (2003-2004); Director, Babson Funds (2003-2004).

Number of Portfolios in Fund Complex Overseen: 15

John A. MacDonald (58)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Hall Family Foundation; Trustee, J&B Funds (2001-2004).

Number of Portfolios in Fund Complex Overseen: 15

H. David Rybolt (65)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting); Director, Babson Funds (1992-2004).

Number of Portfolios in Fund Complex Overseen: 15

James R. Seward (54)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000-present); Trustee, J&B Funds (2001-2004); CFA.

Number of Portfolios in Fund Complex Overseen: 15

(1)	Unless otherwise specified, the address of each trustee/officer is Tamarack Funds, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

39

 MANAGEMENT (Unaudited)

Independent Trustees(1)

William B. Taylor (62)

Position Held with Fund: Trustee; Since September, 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003-present); Partner (until 2003) Ernst & Young LLP.

Number of Portfolios in Fund Complex Overseen: 15

Interested Trustees(1)

Erik R. Preus (42)

Position Held with Fund: Trustee; Since September, 2005

Principal Occupation(s) During Past 5 Years: President and CEO, Tamarack Funds (2006 to present); Head of Retail Asset Management, Voyageur Asset Management (2006-present); Director, President and Chief Executive Officer, Tamarack Distributors Inc. (2005-present); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Counseling Services, RBC Dain Rauscher (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments and its predecessor firm, Nicholas Applegate (2001-2003).

Number of Portfolios in Fund Complex Overseen: 15

Executive Officers(1)

Erik R. Preus (42)

Position Held with Fund: President and Chief Executive Officer; Since September, 2006

Principal Occupation(s) During Past 5 Years: Head of Retail Asset Management, Voyageur Asset Management (2006-present); Director, President and Chief Executive Officer, Tamarack Distributors Inc. (2005-present); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Counseling Services, RBC Dain Rauscher (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments and its predecessor firm, Nicholas Applegate (2001-2003).

David P. Lux (52)

Position Held with Fund: Chief Financial Officer; Since September, 2005

Principal Occupation(s) During Past 5 Years: Treasurer, Tamarack Funds (2005 to 2007); Vice President and Director, Mutual Funds, Voyageur Asset Management (2006-present); Director, Tamarack Distributors Inc. (2006-present); Controller, Tamarack Funds (2004-2005); Vice President and Mutual Funds Finance Manager, Voyageur Asset Management (2004-2006); Senior Financial Analyst, Voyageur Asset Management (2003-2004); Senior Financial Analyst, RBC Dain Rauscher (1995-2003).

James A. Gallo (43)

Address: PFPC Inc., 760 Moore Road, King of Prussia, PA 19406

Position Held with Fund: Treasurer Since September, 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, Fund Accounting and Administration, PFPC Inc. (2002-Present).

(1)	Unless otherwise specified, the address of each trustee/officer is Tamarack Funds, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

40

 MANAGEMENT (Unaudited)

Executive Officers(1)

Kathleen A. Gorman (43)

Position Held with Fund: Chief Compliance Officer Since April, 2006; and Assistant Secretary Since September, 2006

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, Voyageur Asset Management (2006-present); Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (1994-2004).

Martin A. Cramer (57)

Position Held with Fund: AML Compliance Officer and Privacy Officer; Since January, 2004 and Vice President since September 2006

Principal Occupation(s) During Past 5 Years: Vice President and Mutual Fund Administration Manager, Voyageur Asset Management (2003-present); Vice President, Tamarack Distributors Inc. (2007-present); Senior Compliance Officer, Tamarack Funds (2006-2007); Chief Compliance Officer, Tamarack Funds (2004-2006); Legal and Regulatory Affairs Vice President, Compliance Officer and Secretary, J&B (mutual fund management and distribution company) (1993-2003); Vice President, Assistant Secretary, Compliance Officer and AML Compliance Officer (2003-2004)(2), and formerly, Vice President, Compliance Officer and Secretary, Buffalo Fund Complex (1994-2003) and Secretary, Gold Bank Funds(3) (2001-2003).

Monica P. Ballard (38)

Position Held with Fund: Secretary and Chief Legal Officer; Since September, 2005

Principal Occupation(s) During Past 5 Years: Vice President and Senior Associate General Counsel, RBC Dain Rauscher (2004 to present); Counsel, Allianz Life (2002 to 2004); Associate Counsel, American Express Financial Advisors (1996 to 2002).

Gordon Telfer (41)

Position Held with Fund: Portfolio Strategist; Since March, 2004

Principal Occupation(s) During Past 5 Years: Senior Portfolio Manager, Voyageur Asset Management (2004-present); Managing Director, Voyageur Asset Management (2007-Present); Vice President, Voyageur Asset Management (2004–2007); Senior Portfolio Manager, Alliance Capital Management (2000-2003); Senior Vice President, Global Strategist, Scudder Kemper Investments (1997-2000).

Nancy M. Scinto (48)

Position Held with Fund: Chief Investment Officer, Equity Products; Since January, 2004

Principal Occupation(s) During Past 5 Years: Director of Research, Voyageur Asset Management (2003-present); Managing Director, Voyageur Asset Management (1999–present).

John M. Huber (39)

Position Held with Fund: Chief Investment Officer, Fixed Income Products; Since February, 2005

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Fixed Income, Voyageur Asset Management (2004-present); Principal and Senior Portfolio Manager, Galliard Capital Management (1995-2004).

(1)	Unless otherwise specified, the address of each trustee/officer is Tamarack Funds, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	Great Hall Investment Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson- Stewart Ivory International Fund, Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc., and Investors Mark Series Fund, Inc.
(3)	The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc., and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

41

 SHARE CLASS INFORMATION (Unaudited)

The Tamarack Fixed Income Funds offer five share classes, A, C, R, I, and S.

Class A

Class A shares are available for purchase primarily through investment advisors, broker dealers, banks and other financial services intermediaries. Class A shares of the Tamarack Fixed Income Funds are subject to a maximum up-front sales charge of 3.75% and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase. Class A shares include a 0.25% (25 bps) annual 12b-1 service and distribution fee. (The 12b-1 Plan allows for 50 bps, but the Funds’ distributor is currently contractually waiving 25 bps of the fee.) Class A shares have a higher up front sales charge (load) than Class C shares, but a lower annual expense ratio.

Class C

Class C shares are also available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class C shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. (No CDSC will be charged on shares acquired through reinvestment of dividends or capital gains.) Class C shares expenses include a 1.00% (100 bps) annual 12b-1 service and distribution fee. Class C shares have a lower up-front sales charge (load) than Class A shares, but due to the higher 12b-1 service and distribution fee, have higher annual expenses than Class A shares.

Class R

Class R shares are available for purchase through employer-sponsored or 401(k) retirement plans for which omnibus or program-level accounts are held on the books of the Funds. Class R shares have no upfront sales charge (load), but are subject to a 0.50% (50 bps) 12b-1 service and distribution fee. Class R shares currently have annual expenses between Class A and Class C share expenses.

Class S

Class S shares are available to investors purchasing shares directly through the Fund or its agent, BFDS, or through certain fee-based programs of broker dealers or registered investment advisors. This share class does not have an upfront sales charge (load) or a 12b-1 service and distribution fee.

Class I

Class I shares are available in the Quality Fixed Income Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up front sales charge (load) or a 12b-1 service and distribution fee.

For an investor purchasing Tamarack Funds shares through a financial services intermediary, the question as to which share class, A or C, is the best choice is dependent on many factors, including the amount to be invested and the length of time an investor anticipates holding the shares. An investor should consult with his or her financial advisor about his or her personal financial situation to determine which share class is the best choice for his or her individual situation.

42

 SUPPLEMENTAL INFORMATION (Unaudited)

Shareholder Expense Examples

As a shareholder of the Tamarack Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and redemption fees; (2) ongoing costs, including management fees; 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Tamarack Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 through September 30, 2007.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07	Annualized Expense Ratio During Period 4/1/07 - 9/30/07

Quality Income Fund	Class A	$1,000.00	$1,016.80	$4.70	0.93%
	Class I	1,000.00	1,015.90	3.44	0.68%
	Class C	1,000.00	1,011.50	8.82	1.75%
	Class R	1,000.00	1,013.30	6.01	1.19%
	Class S	1,000.00	1,017.00	3.44	0.68%
Tax-Free Income Fund	Class A	1,000.00	1,010.00	4.99	0.99%
	Class C	1,000.00	1,006.60	8.60	1.71%
	Class R	1,000.00	1,008.80	6.35	1.26%
	Class S	1,000.00	1,011.30	3.73	0.74%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one-half year period).

43

 SUPPLEMENTAL INFORMATION (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Tamarack Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07	Annualized Expense Ratio During Period 4/1/07 - 9/30/07

Quality Income Fund	Class A	$1,000.00	$1,020.41	$4.71	0.93%
	Class I	1,000.00	1,021.66	3.45	0.68%
	Class C	1,000.00	1,016.29	8.85	1.75%
	Class R	1,000.00	1,019.10	6.02	1.19%
	Class S	1,000.00	1,021.66	3.45	0.68%
Tax-Free Income Fund	Class A	1,000.00	1,020.10	5.01	0.99%
	Class C	1,000.00	1,016.50	8.64	1.71%
	Class R	1,000.00	1,018.75	6.38	1.26%
	Class S	1,000.00	1,021.36	3.75	0.74%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one-half year period).

44

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of Tamarack Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2007.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Voyageur Asset Management serves as investment adviser for the Tamarack Funds. Tamarack Funds are distributed by Tamarack Distributors Inc., member FINRA.

Tamarack Funds
P.O. Box 219757
Kansas City, MO 64121-9757

800-422-2766
www.voyageur.net

The Tamarack Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council certified paper. FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

TF-FI AR 9-07

ANNUAL REPORT September 30, 2007
Prime Money Market Fund U.S. Government Money Market Fund Tax-Free Money Market Fund Institutional Prime Money Market Fund Institutional Tax-Free Money Market Fund Treasury Plus Money Market Fund

Tamarack Funds

About Your Annual Report

This annual report includes detailed information about your Fund including year-end financial statements, performance, and a complete list of holdings.

We hope the financial information presented will help you evaluate your investment in the Tamarack Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. Tamarack Funds prospectuses and additional performance information are available on our website at www.voyageur.net.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.voyageur.net; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available (i) on the Fund’s website at www.voyageur.net; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

 LETTER FROM THE CIO OF FIXED INCOME

The global bond market has been unsettled over the past several quarters due to numerous emerging economic risks. Increasing concerns regarding the U.S. housing market and expected losses in the sub-prime mortgage market have been the primary catalysts for the increasing volatility. The problems were exacerbated due to the tight spread environment and a leveraged investor base. As a result, liquidity in the fixed income markets has materially worsened over the past several months and investor confidence has waned.

The financial markets are always unpredictable; however, increased volatility can often result in great opportunities for investors. In our view, it is appropriate for the bond market to become more concerned with the pricing of risk, which may help wring excesses out of some market sectors. Furthermore, we view recent volatility in credit-sensitive sectors as offering potential investment opportunities in fundamentally sound securities at relatively attractive prices.

Investing for the long-term, and not trying to time the market, is one proven discipline that we believe applies to any market environment. A long-term outlook is especially important when investing in fixed income securities. Timing the bond market can be hazardous for an investor’s financial health. Over time, staying the course during periods of volatility has proven more effective than selling into fear or chasing the latest investment trend. Effective dollar cost averaging into your mutual fund over time will reduce the risks of emotional investing and can help lower the average costs of your purchases. The patient investor gains the benefit of compounding or earning interest on additional income or reinvested dividends and capital gains as well as tax advantages and cost benefits. While remaining patient doesn’t eliminate risk, it can considerably lessen the effect of periods marked by extreme volatility.

Another investment discipline that we believe applies to any market environment is to invest with a proven, trusted and experienced portfolio management team. Tamarack Funds fixed income and money market funds benefit from a team of investment professionals that average over 20 years of industry experience. The Tamarack Funds have performed well, relative to their peers, during these past volatile months and we are proud that our prudent, disciplined approach has been rewarded.

Given recent concerns over investments collateralized by sub-prime residential mortgage loans by some money market funds, we want to assure you that the Tamarack Money Market Funds have no direct exposure to these types of troubled sub-prime securities. Fund management has long been concerned with potential problems in the sub-prime market and has made investment decisions in a manner consistent with that outlook. In addition, there are no Structured Investment Vehicles (SIVs) in the Tamarack Money Market Funds, nor have there ever been. Our risk management orientation excluded these sectors from serious consideration. The Tamarack Quality Fixed Income Fund and

1

 LETTER FROM THE CIO OF FIXED INCOME

the Tamarack Tax Free Income Fund have also enjoyed healthy relative performance throughout this turbulent market environment.

Sincerely,

John Huber Chief Investment Officer Fixed Income	John M. Huber, CFA Chief Investment Officer, Fixed Income Tamarack Funds

2

 MONEY MARKET PORTFOLIO MANAGERS

Voyageur Asset Management (“Voyageur”), the investment advisor to the Tamarack Funds, employs a team approach to the management of each of the money market funds. Each Fund’s management team has access to Voyageur’s investment research and other money management resources.

John M. Huber, CFA
Senior Managing Director, Chief Investment Officer — Fixed Income
John Huber directs Voyageur’s fixed income group. John joined Voyageur in 2004 from Galliard Capital Management where he was a principal and senior portfolio manager, responsible for the firm’s total return fixed income effort. Prior to working for Galliard, John was a portfolio manager for Norwest Investment Management where he began his career in 1990. John received a BA from the University of Iowa and an MBA in Finance from the University of Minnesota, Carlson School of Management. He acts as an advisor to the Carlson Funds Enterprise for the University of Minnesota. John is a CFA charterholder and a member of the CFA Society of Minnesota. He also serves on the Board of the YMCA of Metropolitan Minneapolis.	John M. Huber, CFA

Raye C. Kanzenbach, CFA
Senior Managing Director, Senior Portfolio Manager
Raye Kanzenbach is an active member of the Credit Team and serves as primary portfolio manager for the Tax-Free and Institutional Tax-Free Money Market Funds. He has extensive experience working with taxable and tax-exempt municipal fixed income securities. Prior to his experience at Voyageur, Raye was employed at First Bank where he managed the municipal and money market trust funds. Raye also supervised the municipal and corporate credit analysis areas for the Trust Department and First Bank’s investment portfolio. Prior to First Bank, Raye was employed as an investment officer with the St. Paul Companies. Raye began his career in the investment industry in 1973 and joined Voyageur in 1983. He received a BA in Economics from Lawrence University and an MBA in Finance from the University of Michigan. Raye is a CFA charterholder and member of the CFA Society of Minnesota.	Raye C. Kanzenbach, CFA

Scott Cabalka
Vice President, Senior Portfolio Manager
Scott Cabalka is a member of the Credit Team and oversees trading and portfolio management for the taxable portfolios of the Tamarack Money Market Funds. Prior to joining Voyageur in 1993, Scott was an account executive with Merrill Lynch where he focused on short-term investment strategies for institutional investors. Scott began his career in the investment industry in 1980. He received a BS and an MBA in Finance from the University of Minnesota, Carlson School of Management.	Scott Cabalka

3

 PERFORMANCE SUMMARY

Tamarack Money Market Funds

Tamarack Money Market Funds

The Tamarack Money Market Funds seek to achieve the highest level of current income as is consistent with prudent investment management, the preservation of capital, and maintenance of liquidity. The Funds invest in a variety of highly-rated money market instruments. In the Tax-Free Money Market Funds, investments are made in highly-rated debt obligations that pay interest exempt from federal income taxes and alternative minimum tax (AMT).

Although the Tamarack Money Market Funds are not benchmarked to industry indices (such as the S&P 500®), we do evaluate performance against each Fund’s respective peer group as reported by Lipper.

Taxable Money Funds

Over the twelve-month period ending September 30, 2007, the Prime, Institutional Prime, and U.S. Government Money Market Funds provided yields that were comparable to the average reported yields in their respective Lipper peer groups.

Short-term interest rates fluctuated within a narrow range for the first six-months of the period. However, the second half of the period was marked by over a half of a percent fluctuation in yields. Much of that volatility was concentrated in the latter part of the third quarter of 2007. The Federal Reserve lowered their benchmark Fed Funds rate from 5.25% to 4.75% in September in response to a significant liquidity disruption across the financial markets. Forecasts continue to predict that further easing of interest rates may be required to maintain orderly and liquid financial markets. Readings of economic strength continued to show modest growth throughout this period, yet there are growing concerns that this momentum may not be sustainable in the coming quarters.

In this yield environment, the money market funds maintained a strategy whereby:

•	A high percentage of assets were invested in securities that matured within 90 days,
•	A modest percentage of investments were made with maturities of longer than 180 days and less than 397 days,
•	A high percentage of assets were invested in variable rate securities.

We believe that in the coming months that Federal Reserve may have a bias toward reducing interest rates further, perhaps as early as October and again in December of this year.

Tax-Exempt Money Funds

Over the twelve-month period ending September 30, 2007, the Tax-Free Money Market Fund and Institutional Tax-Free Money Market Fund’s performance were comparable to the average reported yields of their respective Lipper Peer groups.

Both tax-free Funds hold a large percentage of assets that provide either daily or weekly liquidity (in other words, securities with maturities of seven days or less). However, the Funds also hold a portion of assets in highly-rated notes with maturities of between 180 and 397 days. This has resulted in average portfolio maturities of both Funds that are consistent with those of their peer groups.

4

 PERFORMANCE SUMMARY

Investment Objective

Each of the Tamarack Money Market funds was managed to preserve principal. This means that the share price of each fund held steady at $1. A consistent share price of $1 is expected for a money market mutual fund, but is not guaranteed.

	Total Return for the year ended September 30, 2007	SEC 7-Day Annualized Yield (1)

		September 30, 2007	September 30, 2006	Net Expense Ratio*	Gross Expense Ratio*

Tamarack Prime Money Market Fund	4.69%	4.93%	4.71%	0.80%	0.92%
Tamarack U.S. Government Money Market Fund	4.56%	4.46%	4.62%	0.78%	0.78%
Tamarack Tax-Free Money Market Fund	3.00%	3.20%	3.02%	0.70%	0.85%
Tamarack Institutional Prime Money Market Fund (2)	5.23%	5.47%	5.22%	0.28%	0.28%
Tamarack Institutional Tax-Free Money Market Fund (2)	3.43%	3.80%	3.44%	0.30%	0.30%
Tamarack Treasury Plus Money Market Fund (3)	5.10%	4.35%	4.12%	0.20%	0.23%

*The expense ratios are from the Funds’ prospectus dated January 29, 2007. Additional information pertaining to the Funds’ expense ratios as of September 30, 2007 can be found in the financial highlights.

(1)	As money market returns respond rapidly to market changes, such as in the Fed Funds rate, the 7-Day yield is a more accurate reflection of current earnings than the total return for the year. Prior year 7-Day yield information is provided for comparative purposes.
(2)	The Tamarack Institutional Prime and Institutional Tax-Free Money Market Funds are intended for shareholders investing $1 million or more.
(3)	The Treasury Plus Money Market Fund commenced operations on September 1, 2006.

Money Market Maturity Schedules

Asset Allocation

as a percentage of value of investments based on effective maturity

	Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund	Institutional Prime Money Market Fund	Institutional Tax-Free Money Market Fund	Treasury Plus Money Market Fund

Less than 8 days	10.6%	69.8%	89.6%	9.9%	89.4%	100.0%
8 to 14 Days	13.2%	3.2%	0.4%	15.3%	0.2%	0.0%
15 to 30 Days	43.3%	1.8%	0.5%	41.7%	0.0%	0.0%
31 to 180 Days	30.1%	25.2%	6.2%	28.8%	6.4%	0.0%
181 to 365 Days	2.8%	0.0%	3.3%	4.3%	4.0%	0.0%
366 to 397 Days	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

5

 FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2007

	Tamarack Prime Money Market Fund	Tamarack U.S. Government Money Market Fund		Tamarack Tax-Free Money Market Fund	Tamarack Institutional Prime Money Market Fund	Tamarack Institutional Tax-Free Money Market Fund	Tamarack Treasury Plus Money Market Fund

Assets:
Investments, at value (cost $9,641,445,525; $1,393,312,949; $849,272,174; $1,411,967,080; $566,985,504 and $2,028,614, respectively)	$9,641,445,525	$1,393,312,949	*	$849,272,174	$1,411,967,080	$566,780,504	$2,028,614	**
Cash	447,762	-		-	2,169	257,154	-
Interest receivable	53,609,486	777,207		5,150,521	8,592,295	3,351,979	750
Receivable for capital shares issued	-	407		-	3	-	-
Receivable for investments sold	-	-		-	-	5,686,393	-
Receivable from adviser	-	-		-	-	-	4,470
Prepaid expenses	187,812	85,017		31,240	44,651	23,223	6,155

Total Assets	9,695,690,585	1,394,175,580		854,453,935	1,420,606,198	576,099,253	2,039,989

Liabilities:
Cash overdraft	-	-		995	-	-	-
Distributions payable	2,960	-		-	-	-	1
Payable for investments purchased	27,000,000	-		12,744,564	-	6,819,245	-
Accrued expenses and other payables:
Investment advisory fees	3,365,616	415,308		355,146	300,717	118,475	-
Administrative services fees	1,239,765	281,972		81,882	-	-	-
Trustee fees	83	83		83	83	83	83
Other	2,006,377	125,013		103,638	73,132	43,759	30,044

Total Liabilities	33,614,801	822,376		13,286,308	373,932	6,981,562	30,128

Net Assets	$9,662,075,784	$1,393,353,204		$841,167,627	$1,420,232,266	$569,117,691	$2,009,861

Net Assets Consist Of:
Capital	$9,662,212,348	$1,393,356,939		$841,161,731	$1,420,365,970	$569,121,394	$2,009,861
Accumulated net realized gains (losses) from investment transactions	(136,564)	(3,735)		5,896	(133,704)	(3,703)	-

Net Assets	$9,662,075,784	$1,393,353,204		$841,167,627	$1,420,232,266	$569,117,691	$2,009,861

Shares Outstanding (Unlimited number of shares authorized, no par value):	9,662,326,648	1,393,391,326		841,209,836	1,420,374,388	569,121,394	2,009,861
Net Asset Values:	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

* $970,000,000 of which are repurchase agreements. See Schedule of Portfolio Investments for details.

** $2,000,000 of which is a repurchase agreement. See Schedule of Portfolio Investments for details.

See notes to financial statements.

6

 FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2007

	Tamarack Prime Money Market Fund	Tamarack U.S. Government Money Market Fund	Tamarack Tax-Free Money Market Fund	Tamarack Institutional Prime Money Market Fund	Tamarack Institutional Tax-Free Money Market Fund	Tamarack Treasury Plus Money Market Fund

Investment Income:
Interest income	$518,805,180	$46,454,699	$31,375,081	$79,360,422	$18,187,203	$104,233
Dividend income	434,938	197,786	98,730	237,981	79,100	1,323
Securities lending income (a)	455	-	-	153	-	-

Total Investment Income	519,240,573	46,652,485	31,473,811	79,598,556	18,266,303	105,556

Expenses:
Investment advisory fees	40,501,946	3,375,437	4,298,791	3,697,371	1,245,573	3,061
Administrative services fees	24,094,624	2,232,457	2,149,396	-	-	-
Accounting fees	138,879	16,941	20,251	27,167	14,381	4,059
Custodian fees	140,177	9,954	10,929	26,799	8,036	706
Insurance fees	66,130	9,866	10,697	18,897	7,210	7,321
Legal fees	269,956	21,159	23,115	40,553	12,832	42,724
Audit fees	32,708	32,709	32,708	32,709	32,709	37,975
Registration and filing fees	401,367	43,539	66,744	58,882	43,090	6,650
Shareholder reports	4,581,717	223,102	140,506	19,174	7,103	6,472
Transfer agent fees	15,304,761	742,453	466,426	69,442	28,912	5,735
Trustees’ fees	22,416	22,417	22,417	22,417	22,417	20,521
Other fees	218,933	40,988	19,915	33,727	11,231	22,040

Total expenses before fee reductions	85,773,615	6,771,022	7,261,895	4,047,138	1,433,494	157,264
Expenses reduced by:
Administrator	(8,669,341)	-	(1,243,482)	-	-	(153,196)

Net Expenses	77,104,274	6,771,022	6,018,413	4,047,138	1,433,494	4,068

Net Investment Income	442,136,299	39,881,463	25,455,398	75,551,418	16,832,809	101,488

Realized/Unrealized Gains (Losses) from investment transactions:
Net realized/unrealized gains (losses) from investment transactions	(39,107)	9	7,553	(46,329)	(1,304)	-

Change in net assets resulting from operations	$442,097,192	$39,881,472	$25,462,951	$75,505,089	$16,831,505	$101,488

(a)	For more information on Securities Lending, please see Note 2 in the Notes to Financial Statements.

See notes to financial statements.

7

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Tamarack Prime Money Market Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$442,136,299	$324,673,988
Net realized gains (losses) from investment transactions	(39,107)	(54,064)

Change in net assets resulting from operations	442,097,192	324,619,924

Distributions to Shareholders:
From net investment income	(442,136,299)	(324,673,988)

Change in net assets resulting from shareholder distributions	(442,136,299)	(324,673,988)

Capital Transactions:
Proceeds from shares issued	5,220,500,579	3,908,947,445
Dividends reinvested	442,099,636	343,299,003
Cost of shares redeemed	(4,685,944,541)	(3,488,432,901)

Change in net assets resulting from capital transactions	976,655,674	763,813,547

Net increase (decrease) in net assets	976,616,567	763,759,483
Net Assets:
Beginning of period	8,685,459,217	7,921,699,734
End of period	$9,662,075,784	$8,685,459,217

Undistributed net investment income	$-	$-

Share Transactions:
Issued	5,220,502,490	3,908,951,713
Reinvested	442,099,636	343,299,003
Redeemed	(4,685,957,782)	(3,488,432,900)

Change in shares resulting from capital transactions	976,644,344	763,817,816

See notes to financial statements.

8

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack U.S. Government Money Market Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$39,881,463	$30,836,810
Net realized gains (losses) from investment transactions	9	(463)

Change in net assets resulting from operations	39,881,472	30,836,347

Distributions to Shareholders:
From net investment income	(39,881,464)	(30,836,773)

Change in net assets resulting from shareholder distributions	(39,881,464)	(30,836,773)

Capital Transactions:
Proceeds from shares issued	1,335,343,942	667,724,063
Dividends reinvested	39,883,541	32,770,551
Cost of shares redeemed	(730,413,043)	(765,099,028)

Change in net assets resulting from capital transactions	644,814,440	(64,604,414)

Net increase (decrease) in net assets	644,814,448	(64,604,840)
Net Assets:
Beginning of period	748,538,756	813,143,596

End of period	$1,393,353,204	$748,538,756

Undistributed net investment income	$-	$1

Share Transactions:
Issued	1,335,344,142	667,724,063
Reinvested	39,883,541	32,770,551
Redeemed	(730,412,999)	(765,099,028)

Change in shares resulting from capital transactions	644,814,684	(64,604,414)

See notes to financial statements.

9

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Tax-Free Money Market Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$25,455,398	$20,891,888
Net realized gains (losses) from investment transactions	7,553	-

Change in net assets resulting from operations	25,462,951	20,891,888

Distributions to Shareholders:
From net investment income	(25,455,399)	(20,891,888)

Change in net assets resulting from shareholder distributions	(25,455,399)	(20,891,888)

Capital Transactions:
Proceeds from shares issued	1,103,652,089	889,498,350
Dividends reinvested	25,455,402	22,254,085
Cost of shares redeemed	(1,078,689,270)	(979,050,888)

Change in net assets resulting from capital transactions	50,418,221	(67,298,453)

Net increase (decrease) in net assets	50,425,773	(67,298,453)
Net Assets:
Beginning of period	790,741,854	858,040,307

End of period	$841,167,627	$790,741,854

Undistributed (distributions in excess of) net investment income	$-	$1

Share Transactions:
Issued	1,103,652,089	889,498,114
Reinvested	25,455,402	22,254,085
Redeemed	(1,078,689,270)	(979,050,888)

Change in shares resulting from capital transactions	50,418,221	(67,298,689)

See notes to financial statements.

10

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Institutional Prime Money Market Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$75,551,418	$46,531,472
Net realized gains (losses) from investment transactions	(46,329)	(39,584)

Change in net assets resulting from operations	75,505,089	46,491,888

Distributions to Shareholders:
From net investment income	(75,551,417)	(46,531,442)

Change in net assets resulting from shareholder distributions	(75,551,417)	(46,531,442)

Capital Transactions:
Proceeds from shares issued	2,283,070,300	2,000,696,237
Dividends reinvested	75,553,243	48,677,945
Cost of shares redeemed	(2,136,996,443)	(1,641,011,524)

Change in net assets resulting from capital transactions	221,627,100	408,362,658

Net increase (decrease) in net assets	221,580,772	408,323,104
Net Assets:
Beginning of period	1,198,651,494	790,328,390

End of period	$1,420,232,266	$1,198,651,494

Undistributed (distributions in excess of) net investment income	$-	$(1)

Share Transactions:
Issued	2,283,070,300	2,000,696,237
Reinvested	75,553,244	48,677,945
Redeemed	(2,136,996,443)	(1,641,011,524)

Change in shares resulting from capital transactions	221,627,101	408,362,658

See notes to financial statements.

11

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Institutional Tax-Free Money Market Fund

	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$16,832,809	$12,324,486
Net realized gains (losses) from investment transactions	(1,304)	(1,863)

Change in net assets resulting from operations	16,831,505	12,322,623

Distributions to Shareholders:
From net investment income	(16,832,808)	(12,324,471)

Change in net assets resulting from shareholder distributions	(16,832,808)	(12,324,471)

Capital Transactions:
Proceeds from shares issued	895,570,627	687,094,998
Dividends reinvested	16,833,020	13,014,149
Cost of shares redeemed	(749,148,702)	(652,320,543)

Change in net assets resulting from capital transactions	163,254,945	47,788,604

Net increase (decrease) in net assets	163,253,642	47,786,756
Net Assets:
Beginning of period	405,864,049	358,077,293

End of period	$569,117,691	$405,864,049

Undistributed (distributions in excess of) net investment income	$-	$(1)

Share Transactions:
Issued	895,570,627	687,094,998
Reinvested	16,833,020	13,014,149
Redeemed	(749,148,702)	(652,320,543)

Change in shares resulting from capital transactions	163,254,945	47,788,604

See notes to financial statements.

12

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Treasury Plus Money Market Fund

	For the Year Ended September 30, 2007	For the Period September 1, 2006 through September 30, 2006 (a)

From Investment Activities:
Operations:
Net investment income (loss)	$101,488	$9,674
Net realized gains (losses) from investment transactions	-	-

Change in net assets resulting from operations	101,488	9,674

Distributions to Shareholders:
From net investment income	(101,488)	(9,674)

Change in net assets resulting from shareholder distributions	(101,488)	(9,674)

Capital Transactions:
Proceeds from shares issued	-	2,000,120
Dividends reinvested	101,445	8,396
Cost of shares redeemed	(100,100)	-

Change in net assets resulting from capital transactions	1,345	2,008,516

Net increase (decrease) in net assets	1,345	2,008,516
Net Assets:
Beginning of period	2,008,516	-

End of period	$2,009,861	$2,008,516

Undistributed (distributions in excess of) net investment income	$-	$-

Share Transactions:
Issued	-	2,000,120
Reinvested	101,445	8,396
Redeemed	(100,100)	-

Change in shares resulting from capital transactions	1,345	2,008,516

(a)	For the period from September 1, 2006 (commencement of operations) to September 30, 2006.

See notes to financial statements.

13

 FINANCIAL HIGHLIGHTS

Tamarack Prime Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income		Total Distributions		Net Asset Value, End of Period

Year Ended September 30, 2007	$1.00	0.05		0.05		(0.05)		(0.05)		$1.00
Year Ended September 30, 2006	1.00	0.04		0.04		(0.04)		(0.04)		1.00
Year Ended September 30, 2005	1.00	0.02		0.02		(0.02)		(0.02)		1.00
Period Ended September 30, 2004 (d)	1.00		(a)		(a)		(a)		(a)	1.00
Year Ended July 31, 2004	1.00		(a)		(a)		(a)		(a)	1.00
Year Ended July 31, 2003	1.00	0.01		0.01		(0.01)		(0.01)		1.00

[TABLE CONTINUES BELOW]

			Ratios/Supplemental Data

	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets*		Ratio of Net Investment Income to Average Net Assets*

Year Ended September 30, 2007	4.69%		$9,662	0.80%		4.59%		0.89%		4.50%
Year Ended September 30, 2006	3.99%		8,685	0.80%		3.93%		0.92%		3.82%
Year Ended September 30, 2005	2.00%		7,922	0.76%		1.97%		0.92%		1.81%
Period Ended September 30, 2004 (d)	0.14%	(b)	7,885	0.71%	(c)	0.83%	(c)	0.93%	(c)	0.61%	(c)
Year Ended July 31, 2004	0.42%		7,860	0.71%		0.42%		0.90%		0.24%
Year Ended July 31, 2003	0.80%		8,111	0.71%		0.80%		0.90%		0.61%

*	During the period, certain fees were contractually or voluntarily reduced. If such contractual voluntary fee reductions had not occurred, the ratio would have been as indicated.

(a)	Less than $0.01 or $(0.01) per share.
(b)	Not Annualized.
(c)	Annualized.
(d)	For the period from August 1, 2004 to September 30, 2004.

See notes to financial statements.

14

 FINANCIAL HIGHLIGHTS

Tamarack U.S. Government Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income		Total Distributions		Net Asset Value, End of Period

Year Ended September 30, 2007	$1.00	0.04		0.04		(0.04)		(0.04)		$1.00
Year Ended September 30, 2006	1.00	0.04		0.04		(0.04)		(0.04)		1.00
Year Ended September 30, 2005	1.00	0.02		0.02		(0.02)		(0.02)		1.00
Period Ended September 30, 2004 (e)	1.00		(a)		(a)		(a)		(a)	1.00
Year Ended July 31, 2004	1.00		(a)		(a)		(a)		(a)	1.00
Year Ended July 31, 2003	1.00	0.01		0.01		(0.01)		(0.01)		1.00

[TABLE CONTINUES BELOW]

			Ratios/Supplemental Data

	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets*		Investment Income to Average Net Assets*

Year Ended September 30, 2007	4.56%		$1,393	0.76%		4.47%			(b)		(b)
Year Ended September 30, 2006	3.90%		749	0.78%		3.82%			(b)		(b)
Year Ended September 30, 2005	1.96%		813	0.74%		1.92%		0.77%		1.89%
Period Ended September 30, 2004 (e)	0.14%	(c)	947	0.71%	(d)	0.81%	(d)	0.79%	(d)	0.73%	(d)
Year Ended July 31, 2004	0.38%		929	0.71%		0.38%		0.73%		0.36%
Year Ended July 31, 2003	0.70%		1,060	0.71%		0.70%		0.75%		0.66%

*	During the period, certain fees were contractually or voluntarily reduced. If such contractual voluntary fee reductions had not occurred, the ratio would have been as indicated.

(a)	Less than $0.01 or $(0.01) per share.
(b)	There were no waivers or reimbursements during the period.
(c)	Not Annualized.
(d)	Annualized.
(e)	For the period from August 1, 2004 to September 30, 2004.

See notes to financial statements.

15

 FINANCIAL HIGHLIGHTS

Tamarack Tax-Free Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income		Total Distributions		Net Asset Value, End of Period

Year Ended September 30, 2007	$1.00	0.03		0.03		(0.03)		(0.03)		$1.00
Year Ended September 30, 2006	1.00	0.02		0.02		(0.02)		(0.02)		1.00
Year Ended September 30, 2005	1.00	0.01		0.01		(0.01)		(0.01)		1.00
Period Ended September 30, 2004 (d)	1.00		(a)		(a)		(a)		(a)	1.00
Year Ended July 31, 2004	1.00		(a)		(a)		(a)		(a)	1.00
Year Ended July 31, 2003	1.00	0.01		0.01		(0.01)		(0.01)		1.00

[TABLE CONTINUES BELOW]

			Ratios/Supplemental Data

	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets*		Ratio of Investment Income to Average Net Assets*

Year Ended September 30, 2007	3.00%		$841	0.70%		2.96%		0.84%		2.82%
Year Ended September 30, 2006	2.52%		791	0.70%		2.49%		0.85%		2.33%
Year Ended September 30, 2005	1.44%		858	0.66%		1.41%		0.83%		1.24%
Period Ended September 30, 2004 (d)	0.11%	(b)	965	0.62%	(c)	0.64%	(c)	0.83%	(c)	0.43%	(c)
Year Ended July 31, 2004	0.38%		1,003	0.62%		0.38%		0.86%		0.14%
Year Ended July 31, 2003	0.60%		946	0.62%		0.62%		0.85%		0.39%

*	During the period, certain fees were contractually or voluntarily reduced. If such contractual voluntary fee reductions had not occurred, the ratio would have been as indicated.

(a)	Less than $0.01 or $(0.01) per share.
(b)	Not Annualized.
(c)	Annualized.
(d)	For the period from August 1, 2004 to September 30, 2004.

See notes to financial statements.

16

 FINANCIAL HIGHLIGHTS

Tamarack Institutional Prime Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income		Total Distributions

Year Ended September 30, 2007	$1.00	0.05		0.05		(0.05)		(0.05)
Year Ended September 30, 2006	1.00	0.04		0.04		(0.04)		(0.04)
Year Ended September 30, 2005	1.00	0.02		0.02		(0.02)		(0.02)
Period Ended September 30, 2004 (d)	1.00		(a)		(a)		(a)		(a)
Year Ended July 31, 2004	1.00	0.01		0.01		(0.01)		(0.01)
Year Ended July 31, 2003	1.00	0.01		0.01		(0.01)		(0.01)

[TABLE CONTINUES BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets

Year Ended September 30, 2007	$1.00	5.23%		$1,420	0.27%		5.11%
Year Ended September 30, 2006	1.00	4.53%		1,199	0.28%		4.51%
Year Ended September 30, 2005	1.00	2.48%		790	0.28%		2.47%
Period Ended September 30, 2004 (d)	1.00	0.21%	(b)	643	0.29%	(c)	1.26%	(c)
Year Ended July 31, 2004	1.00	0.85%		656	0.29%		0.85%
Year Ended July 31, 2003	1.00	1.20%		503	0.30%		1.20%

(a)	Less than $0.01 or $(0.01) per share.
(b)	Not Annualized.
(c)	Annualized.
(d)	For the period from August 1, 2004 to September 30, 2004.

See notes to financial statements.

17

 FINANCIAL HIGHLIGHTS

Tamarack Institutional Tax-Free Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income	Total Distributions

Year Ended September 30, 2007	$1.00	0.03		0.03		(0.03)	(0.03)
Year Ended September 30, 2006	1.00	0.03		0.03		(0.03)	(0.03)
Year Ended September 30, 2005	1.00	0.02		0.02		(0.02)	(0.02)
Period Ended September 30, 2004 (d)	1.00	(a	)	(a	)	(a )	(a )
Year Ended July 31, 2004	1.00	0.01		0.01		(0.01)	(0.01)
Year Ended July 31, 2003	1.00	0.01		0.01		(0.01)	(0.01)

[TABLE CONTINUES BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets

Year Ended September 30, 2007	$1.00	3.43%		$569	0.29%		3.38%
Year Ended September 30, 2006	1.00	2.94%		406	0.30%		2.91%
Year Ended September 30, 2005	1.00	1.78%		358	0.28%		1.79%
Period Ended September 30, 2004 (d)	1.00	0.16	%(b)	387	0.30	%(c)	0.98	%(c)
Year Ended July 31, 2004	1.00	0.72%		355	0.32%		0.72%
Year Ended July 31, 2003	1.00	0.90%		244	0.33%		0.90%

(a)	Less than $0.01 or $(0.01) per share.
(b)	Not Annualized.
(c)	Annualized.
(d)	For the period from August 1, 2004 to September 30, 2004.

See notes to financial statements.

18

 FINANCIAL HIGHLIGHTS

Tamarack Treasury Plus Money Market Fund

(Selected data for a share outstanding throughout the period indicated)

		Investment Activities				Distributions

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income		Total Distributions		Net Asset Value, End of Period

Year Ended September 30, 2007	$1.00	0.05		0.05		(0.05)		(0.05)		$1.00
Period Ended September 30, 2006 (d)	1.00		(a)		(a)		(a)		(a)	1.00

[TABLE CONTINUES BELOW]

			Ratios/Supplemental Data

	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets*		Ratio of Net Investment Income to Average Net Assets*

Year Ended September 30, 2007	5.10%		$2	0.20%		4.97%		7.71%		(2.53%)
Period Ended September 30, 2006 (d)	0.50%	(b)	2	0.15%	(c)	5.88%	(c)	11.14%	(c)	(5.10%)(c)

*	During the period, certain fees were contractually or voluntarily reduced. If such contractual voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a)	Less than $0.01 or $(0.01) per share.
(b)	Not Annualized.
(c)	Annualized.
(d)	For the period from September 1, 2006 (commencement of operations) to September 30, 2006.

See notes to financial statements.

19

 NOTES TO FINANCIAL STATEMENTS

September 30, 2007

1.   Organization

Tamarack Funds Trust (“Tamarack”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. Tamarack was organized as a Delaware statutory trust on December 16, 2003. Predecessor funds to Tamarack were reorganized as portfolios of Tamarack effective April 16, 2004. This annual report includes the following six investment portfolios (“Funds”):

- Tamarack Prime Money Market Fund (“Prime Money Market Fund”)

- Tamarack U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

- Tamarack Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)

- Tamarack Institutional Prime Money Market Fund (“Institutional Prime Money Market Fund”)

- Tamarack Institutional Tax-Free Money Market Fund (“Institutional Tax-Free Money Market Fund”)

- Tamarack Treasury Plus Money Market Fund (“Treasury Plus Money Market Fund”)

Voyageur Asset Management Inc. (“Voyageur”) acts as the investment adviser for Tamarack. The officers of Tamarack (“Fund Management”) are also employees of Voyageur or its affiliates.

2.   Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“GAAP”). Fund management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standard:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Security Valuation:

Securities held by the Funds are valued at amortized cost, which approximates fair market value, in order to maintain a constant net asset value of $1.00 per share. If amortized cost no longer approximates market value due to credit or other impairments

20

 NOTES TO FINANCIAL STATEMENTS

of an issuer, the Fund will use pricing and valuation procedures approved by Tamarack’s Board of Trustees (the “Board”) to determine a security’s fair value.

Money market funds must invest exclusively in high quality securities. To be considered high quality, a security must be rated in one of the two highest short-term credit quality categories by a nationally recognized rating organization such as Standard & Poors Corporation or Moody’s Investors Service, Inc. The Funds do not invest in any unrated securities.

Investment Transactions and Income:

Investment transactions are accounted for on the date the security is bought or sold (“trade date”). Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Financial Instruments:

The Funds may engage in when-issued transactions. The Funds record when-issued securities on the trade date and maintain sufficient liquidity so that cash will be available to make payment for the securities purchased. Securities purchased on a when-issued basis are valued daily beginning on trade date and begin earning interest on the settlement date. As of September 30, 2007, the Funds held no when-issued securities.

Repurchase Agreements:

The Funds may enter into repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks (as measured by domestic deposits) who are deemed creditworthy under guidelines approved by the Board. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the Funds’ custodian bank until maturity of the repurchase agreement. The Funds have procedures to secure additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or investment advisory fees. Expenses incurred by Tamarack such as trustee or legal fees, are allocated among each of the Funds either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total

21

 NOTES TO FINANCIAL STATEMENTS

redemption of shares in an account. Capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g. net operating loss and expiring capital loss carryforward), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Such differences are not reflected in the calculation of the Financial Highlights.

Securities Lending:

Prior to August 2007, the Funds lent their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan was secured continuously by collateral consisting of U.S. Government securities, cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to 100% of the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds received any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned did not at any time exceed 33 1⁄3% of the total assets of a particular Fund.

The Funds earned income for lending their securities from fees paid by borrowers and from the investment of cash collateral. The Funds paid the lending agent (“Wells Fargo Bank”) a percentage of the lending income. Securities lending income is presented net of such payments to the lending agent in the financial statements. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In the event that a borrower fails to return the lent security, the lending agent will indemnify the Funds based on the difference in value between the closing market value of the security on the date it should have been returned and the value of the cash collateral. The Funds assumed all risk of loss from a decline in the value of the collateral investment and any resulting collateral deficiencies. In an effort to reduce these risks, Voyageur and Wells Fargo Bank monitored the creditworthiness of the borrowers to which the Funds lent securities.

As of September 30, 2007, the Funds had discontinued its securities lending program.

Credit Enhancement:

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC, FGIC and MBIA).

22

 NOTES TO FINANCIAL STATEMENTS

3.   Agreements and Other Transactions with Affiliates

Tamarack has entered into investment advisory agreements with Voyageur under which Voyageur manages the Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreements require the Funds to pay Voyageur a monthly fee based upon average daily net assets. Under the terms of the advisory contract Voyageur is entitled to receive fees based on a percentage of the average daily net assets as follows:

	Average Daily Net Assets of Fund	Annual Rate

Prime Money Market Fund	Up to $700 million	0.55%
	Next $500 million	0.50%
	Next $800 million	0.45%
	Over $2 billion	0.40%
U.S. Government Money Market Fund	Up to $100 million	0.50%
	Next $200 million	0.40%
	Over $300 million	0.35%
Tax-Free Money Market Fund	All Net Assets	0.50%
Institutional Prime Money Market Fund	All Net Assets	0.25%
Institutional Tax-Free Money Market Fund	All Net Assets	0.25%
Treasury Plus Money Market Fund	All Net Assets	0.15%

Effective January 29, 2007, Voyageur contractually agreed to waive fees and/or to make payments in order to keep total operating expenses of Prime Money Market, U.S. Government Money Market, Tax-Free Money Market and Treasury Plus Money Market Funds to 0.80%, 0.78%, 0.70% and 0.20%, respectively. This expense limitation agreement is in place until January 31, 2008. Voyageur may also voluntarily waive and/or reimburse operating expenses of the Funds from time to time. Any such voluntary program may be changed or eliminated at any time without notice.

Voyageur and RBC Dain Rauscher Inc. (“RBC Dain Rauscher”), the distributor of all of the Tamarack Money Market Funds except for the Treasury Plus Money Market Fund, have entered into a written agreement under which RBC Dain Rauscher provides certain services to Voyageur and is entitled to receive as compensation from Voyageur fees based on a percentage of average daily net assets as follows:

	Average Daily Net Assets	Annual Rate

Prime Money Market Fund	All Net Assets	0.36%
U.S. Government Money Market Fund	Up to $300 million	0.36%
	Over $300 million	0.31%
Tax-Free Money Market Fund	All Net Assets	0.36%
Institutional Prime Money Market Fund	All Net Assets	0.15%
Institutional Tax-Free Money Market Fund	All Net Assets	0.15%
Treasury Plus Money Market Fund	All Net Assets	0.02%

RBC Dain Rauscher is eligible to receive from Voyageur an additional fee of up to 0.25% for the Prime Money Market Fund, U.S. Government Money Market Fund, and the Tax-Free Money Market Fund to the extent that such Fund is operating at an expense level that is below the expense limitation for such Fund as identified in the current Prospectus and Statement of Additional Information of the Trust with respect to such Fund.

23

 NOTES TO FINANCIAL STATEMENTS

In addition, RBC Dain Rauscher provides services directly to the Funds as described under a Shareholder Account Services agreement. For the Fiscal Year ending September 30, 2007, RBC Dain Rauscher received fees of $18,401,390.00, $894,029.00, $552,989.00, $65,921.00, and $20,306.00 from the Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund, and the Institutional Tax-Free Money Market Fund, respectively. These amounts are included in the shareholder reports expense and transfer agent fees as shown on the statement of operations.

Tamarack Distributors Inc. is the distributor for the Treasury Plus Money Market Fund. In addition, as of September 30, 2007, RBC Dain Rauscher was the sole shareholder in the Treasury Plus Money Market Fund.

Voyageur serves as administrator to the Funds and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) (“Citi”) serves as sub-administrator. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under terms of the administrative services contract, Voyageur receives from the Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund a fee, payable monthly, at the annual rate of 0.25% of the Funds’ average daily net assets. For its services as sub-administrator, Citi receives a fee payable by Voyageur out of Voyageur’s own resources.

Certain Officers and Trustees of the Funds are affiliated with the adviser or the administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

4.   Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

In June 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. To the extent that a tax benefit is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the Statement of Operations. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed its analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

24

 NOTES TO FINANCIAL STATEMENTS

The tax character of distributions during the fiscal year ended September 30, 2007 were as follows:

	Distributions Paid From

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*

Prime Money Market Fund	$442,136,299	$-	$442,136,299	$-	$442,136,299
U.S. Government Money Market Fund	39,881,464	-	39,881,464	-	39,881,464
Tax-Free Money Money Market Fund	-	-	-	25,455,399	25,455,399
Institutional Prime Money Market Fund	69,840,092	-	69,840,092	-	69,840,092
Institutional Tax-Free Money Market Fund	-	-	-	15,295,618	15,295,618
Treasury Plus Money Market Fund	95,831	-	95,831	-	95,831

The tax character of distributions during the fiscal year ended September 30, 2006 were as follows:

	Distributions Paid From

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*

Prime Money Market Fund	$343,274,563	$-	$343,274,563	$-	$343,274,563
U.S. Government Money Market Fund	32,770,440	-	32,770,440	-	32,770,440
Tax-Free Money Money Market Fund	728	-	728	22,253,354	22,254,082
Institutional Prime Money Market Fund	48,677,692	-	48,677,692	-	48,677,692
Institutional Tax-Free Money Market Fund	-	-	-	13,013,897	13,013,897
Treasury Plus Money Market Fund	8,396	-	8,396	-	8,396

*Total Distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

25

 NOTES TO FINANCIAL STATEMENTS

As of September 30, 2007 the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Tax Exempt Income	Taxable Ordinary Income	Undistributed Long- Term Capital Gains	Accumulated Earnings

Prime Money Market Fund	$-	$-	$-	$-
U.S. Government Money Market Fund	-	-	-	-
Tax-Free Money Money Market Fund	-	5,896	-	5,896
Institutional Prime Money Market Fund	-	5,711,325	-	5,711,325
Institutional Tax-Free Money Market Fund	1,537,191	-	-	1,537,191
Treasury Plus Money Market Fund	-	6,936	-	6,936
	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)

Prime Money Market Fund	$-	$(136,564)	$-	$(136,564)
U.S. Government Money Market Fund	-	(3,735)	-	(3,735)
Tax-Free Money Money Market Fund	-	-	-	5,896
Institutional Prime Money Market Fund	(5,711,325)	(133,704)	-	(133,704)
Institutional Tax-Free Money Market Fund	(1,537,191)	(3,703)	-	(3,703)
Treasury Plus Money Market Fund	(6,936)	-	-	-

As of September 30, 2007, the following Funds had net capital loss carryforwards to offset future net capital gains or net investment income, if any:

	Capital Loss Carryforward	Expires

Prime Money Market Fund	$3,069	2012
	40,324	2014
	52,797	2015
U.S. Government Money Market Fund	97	2012
	1,086	2013
	2,129	2014
	423	2015
Institutional Prime Money Market Fund	21,544	2009
	279	2011
	5,669	2012
	1,579	2013
	18,923	2014
	39,175	2015
Institutional Tax-Free Money Market Fund	536	2009
	1,863	2015

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2008:

Deferred Post-October Losses

Prime Money Market Fund	$40,374
Institutional Prime Money Market Fund	46,535
Institutional Tax-Free Money Market Fund	1,304

26

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Prime Money Market Fund

September 30, 2007

Principal Amount		Value

Asset Backed Securities – 21.22%
Asset Backed – 0.36%
$35,019,092	Harley-Davidson Motorcycle Trust, Series 2007-3, Class A1, 5.59%, 9/15/08	$35,019,092

Asset Backed Auto Receivables – 6.48%
12,938,436	Americredit Automobile Receivables Trust, Series 2007-BF, Class A1, 5.32%, 5/6/08(a)	12,938,436
23,465,505	Americredit Automobile Receivables Trust, Series 2007-CM, Class A1, 5.32%, 8/6/08(a)	23,465,505
32,121,043	Capital Auto Receivables Asset Trust, Series 2007-1, Class A1, 5.32%, 5/15/08(a)(b)	32,121,043
13,067,188	Capital Auto Receivables Asset Trust, Series 2007-2, Class A1B, 5.85%, 8/15/08(a)(b)	13,065,685
27,000,000	Capital One Prime Auto Receivables Trust, Series 2007-2, Class A1, 5.22%, 10/15/08	27,000,000
40,272,842	CNH Equipment Trust, Series 2007-A, Class A1, 5.26%, 4/4/08(a)	40,272,842
2,473,449	CPS Auto Trust, Series 2007-A, Class A1, 5.33%, 3/15/08(a)(b)	2,473,449
23,660,248	CPS Auto Trust, Series 2007-B, Class A1, 5.33%, 6/15/17(a)(b)	23,660,248
34,000,000	CPS Auto Trust, Series 2007-C, Class A1, 5.57%, 9/15/08(b)	34,000,000
15,283,919	CPS Auto Trust, Series 2007-TFC, Class A1, 5.36%, 5/15/08(a)(b)	15,283,919
$104,924,943	Ford Credit Auto Owner Trust, Series 2007-A, Class A1, 5.35%, 7/15/08(a)(b)	$104,924,943
43,206,731	GS Auto Loan Trust, Series 2007-1, Class A1, 5.34%, 7/15/08(a)	43,206,731
5,863,906	Honda Auto Receivables Owner Trust, Series 2007-1, Class A1, 5.32%, 3/18/08(a)	5,863,906
38,166,559	Honda Auto Receivables Owner Trust, Series 2007-3, Class A1, 5.56%, 8/15/08(a)	38,166,559
27,147,927	John Deere Owner Trust, Series 2007-A, Class A1, 5.33%, 5/15/08(a)	27,147,927
2,586,690	Long Beach Auto Receivables Trust, Series 2007-A, Class A1, 5.34%, 3/15/08(a)	2,586,690
9,960,641	Nissan Auto Receivables Owner Trust, Series 2007-A, Class A1, 5.32%, 3/17/08(a)	9,960,641
15,943,789	Prestige Auto Receivables Trust, Series 2007-1A, Class A1, 5.36%, 8/15/08(a)(b)	15,943,789
18,485,006	Santander Drive Auto Receivables Trust, Series 2007-1, Class A1, 5.32%, 4/15/08(a)	18,485,006
67,763,817	Santander Drive Auto Receivables Trust, Series 2007-2, Class A1, 5.80%, 9/15/08(a)	67,763,817
30,542,658	USAA Auto Owner Trust, Series 2007-1, Class A1, 5.34%, 7/11/08(a)	30,542,658
35,473,686	Wachovia Auto Loan Owner Trust, Series 2007-1, Class A1, 5.34%, 6/20/08	35,473,686

27

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Prime Money Market Fund (cont.)

Principal Amount		Value

$1,996,216	World Omni Auto Receivables Trust, Series 2007-A, Class A1, 5.32%, 2/15/08(a)	$1,996,216

		626,343,696

Asset Backed Mortgages – 14.38%
90,000,000	Aire Valley Mortgages, Series 2007-1A, Class 1A1, 5.49%, 3/20/30(a)(b)	90,000,000
65,500,000	Arkle Master Issuer PLC, Series 2006-1A, Class A1, 5.73%, 11/19/07(a)(b)	65,500,000
170,000,000	Arkle Master Issuer PLC, Series 2007-1A, Class 1A, 5.73%, 5/17/08(a)(b)	170,000,000
177,200,000	Brunel Residential Mortgage Securities, Series 2007-1A, Class A3, 5.79%, 1/13/39(a)(b)	177,200,000
775,006	CIT Equipment Collateral, Series 2006-VT2, Class A1, 5.34%, 11/20/07(a)	775,006
60,000,000	Granite Master Issuer PLC, Series 2006-3, Class A4, 5.57%, 12/20/54(a)	60,000,000
83,000,000	Granite Master Issuer PLC, Series 2007-2, Class 4A1, 5.73%, 12/17/54(a)	83,000,000
36,100,000	Holmes Master Issuer PLC, Series 2006-1A, Class 1A, 5.73%, 1/15/16(a)(b)	36,100,000
63,000,000	Holmes Master Issuer PLC, Series 2007-1, Class 1A1, 5.73%, 3/15/08(a)	63,000,000
23,507,477	Leaf II Receivables Funding LLC, Series 2007-1A, Class A1, 5.38%, 6/20/08(a)(b)	23,507,477
101,402,149	Paragon Mortgages PLC, Series 12A, Class A1, 5.74%, 11/15/38(a)(b)	101,400,080
$53,658,797	Paragon Mortgages PLC, Series 13A, Class A1, 5.76%, 1/15/39(a)(b)	$53,658,797
76,224,018	Paragon Mortgages PLC, Series 14A, Class A1, 5.75%, 9/15/39(a)(b)	76,224,018
87,000,000	Paragon Mortgages PLC, Series 15A, Class A1, 5.75%, 12/15/39(a)(b)	87,000,000
110,000,000	Pendeford Master Issuer PLC, Series 2007-1A, Class 1A, 5.80%, 2/12/08(a)(b)	110,000,000
24,000,000	Permanent Master Issuer PLC, Series 2006-1, Class 1A, 5.73%, 10/15/07(a)	24,000,000
45,000,000	Permanent Master Issuer PLC, Series 2007-1, Class 1A, 5.73%, 1/15/08(a)	45,000,000
122,583,711	Westpac Securitization Trust, Series 2007-1G, Class A1, 5.47%, 5/21/38(a)(b)	122,583,711

		1,388,949,089

Total Asset Backed Securities (Cost $2,050,311,877)		2,050,311,877

Commercial Paper – 9.41%
Asset Backed – 3.94%
24,000,000	Amsterdam Funding Corp., 5.30%, 10/22/07(b)(c)	23,927,200
76,000,000	Barton Capital LLC, 5.69%, 10/1/07(b)(c)	76,000,000
50,000,000	Fairway Finance Corp., 6.34%, 11/21/07(b)(c)	49,563,312
80,000,000	Fairway Finance Corp. LLC, 5.29%, 10/12/07, Fairway Finance Company LLC(a)(b)	79,999,760
22,900,000	Grampian Funding LLC, 6.04%, 12/14/07(b)(c)	22,624,628

28

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Prime Money Market Fund (cont.)

Principal Amount		Value

$30,000,000	Liberty Street Funding, 5.45%, 10/30/07(b)(c)	$29,870,708
100,000,000	Solitaire Funding LLC, 5.36%, 1/15/08(b)(c)	98,468,889

		380,454,497

Asset Backed Extendible – 2.67%
25,000,000	Sandlot Funding LLC, 6.40%, 10/12/07(b)(c)	24,952,257
50,000,000	Sandlot Funding LLC, 5.61%, 10/18/07(b)(c)	49,870,847
84,450,000	Sandlot Funding LLC, 5.61%, 10/19/07(b)(c)	84,202,461
100,000,000	Sandlot Funding LLC, 5.42%, 11/19/07(b)(c)	99,278,611

		258,304,176

Banks – Domestic – 2.38%
8,000,000	BA Credit Card Trust Emerald Note, 5.69%, 10/3/07(b)(c)	7,997,511
75,000,000	BA Credit Card Trust Emerald Note, 6.34%, 11/29/07(b)(c)	74,243,448
50,000,000	BA Credit Card Trust Emerald Note, 6.45%, 12/14/07(b)(c)	49,357,639
50,000,000	BA Credit Card Trust Emerald Note, 6.16%, 12/17/07(b)(c)	49,360,175
50,000,000	BA Credit Card Trust Emerald Note, 6.23%, 12/20/07(c)	49,327,778

		230,286,551

Machinery – Diversified – 0.42%
40,000,000	Falcon Asset Securities Corp., 5.38%, 10/9/07(b)(c)	39,952,889

Total Commercial Paper (Cost $908,998,113)		908,998,113

Certificates of Deposit – 15.10%
Banks – Canada – 5.56%
92,000,000	Bank of Montreal Chicago, 5.66%, 10/1/07(a)	92,000,000
105,500,000	Bank of Nova Scotia, 5.07%, 12/31/07(a)	105,493,311
85,000,000	Bank of Nova Scotia, 5.66%, 10/4/07(a)	84,999,823
85,000,000	Bank of Nova Scotia, 5.66%, 4/2/08(a)	84,987,241
65,000,000	Canadian Imperial Bank, 5.35%, 11/7/07	65,000,321
$35,000,000	Canadian Imperial Bank, 5.40%, 7/18/08(a)	$35,016,130
70,000,000	Canadian Imperial Bank, 5.84%, 3/17/08(a)	70,037,216

		537,534,042

Banks – Domestic – 5.20%
85,000,000	AmSouth Bank, NA, 5.29%, 12/27/07(a)	85,023,392
20,000,000	Bank of America, 5.31%, 10/11/07	20,000,000
30,000,000	Bank of the West, 5.74%, 11/19/07, Bank Of The West(a)	30,000,780
91,000,000	Comerica Bank, 5.41%, 11/26/07	91,016,244
70,000,000	Dexia Credit Local New York, 5.09%, 1/25/08(a)	69,994,553
76,000,000	Fifth Third Bank, 5.66%, 2/4/08(a)	75,992,836
87,500,000	Fortis Bank New York, 5.76%, 12/12/07(a)	87,494,740
42,500,000	Marshall & Ilsley Bank, 5.16%, 12/17/07	42,501,034

		502,023,579

Banks – Foreign – 4.34%
29,000,000	Barclays Bank PLC, 5.68%, 1/3/08(a)	28,998,871
90,000,000	Barclays Bank PLC, 5.74%, 12/5/07(a)	90,000,000
42,500,000	BNP Paribas, 5.66%, 4/3/08(a)	42,492,943
50,000,000	BNP Paribas, 5.66%, 6/16/08(a)(b)	50,000,000
75,000,000	Fortis Bank New York, 5.70%, 10/15/07(a)	74,991,000
100,000,000	Rabobank Nederland, 5.18%, 12/20/07(b)	99,968,116
32,965,000	Svenska Handelsbanken, 5.67%, 10/4/07(a)	32,964,932

		419,415,862

Total Certificates of Deposit (Cost $1,458,973,483)		1,458,973,483

29

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Prime Money Market Fund (cont.)

Principal Amount		Value

Corporate Bonds – 53.15%
Banks – Australia/New Zealand – 2.98%
$25,000,000	Australia & New Zealand Banking Group, 5.16%, 6/23/10(a)(b)	$25,000,000
42,500,000	Australia & New Zealand Banking Group, 5.64%, 12/5/11(a)(b)	42,500,000
100,000,000	National Australia Bank, 5.81%, 3/7/11, National Australia Bank Ltd(a)(b)	100,000,000
60,000,000	Westpac Banking Corp., 5.68%, 12/7/07(a)	59,999,579
60,000,000	Westpac Banking Corp., 5.74%, 2/16/11(a)(b)	60,000,000

		287,499,579

Banks – Domestic – 8.09%
50,000,000	Bank of New York Co., Inc., 5.82%, 3/10/15(a)(b)	50,000,000
125,000,000	Fortis Bank New York, 5.34%, 7/19/12(a)(b)	125,000,000
70,000,000	National City Bank, 5.49%, 2/13/08(a)	70,005,781
75,000,000	National City Bank, 5.78%, 3/13/08(a)	75,006,620
60,000,000	PNC Bank NA, 5.67%, 1/2/08(a)	59,995,439
74,500,000	US Bank NA, 5.68%, 3/31/08(a)	74,496,100
82,500,000	US Bank NA, 5.74%, 12/5/07(a)	82,501,242
49,900,000	Wells Fargo & Co., 4.13%, 3/10/08	49,642,995
50,000,000	Wells Fargo & Co., 5.83%, 7/15/09(a)(b)	50,000,000
20,015,000	Wells Fargo & Co., 5.87%, 3/10/08(a)	20,023,256
26,775,000	World Savings Bank, 4.13%, 3/10/08	26,637,135
98,000,000	Wachovia Bank And Trust, 5.50%, 10/19/07(a)	98,001,850

		781,310,418

Banks – Foreign – 18.12%
$67,810,000	Alliance & Leicester PLC, 5.83%, 12/8/10(a)(b)	$67,810,083
87,500,000	Bancaja US Debt SAU, 5.39%, 7/23/12(a)(b)	87,500,000
127,500,000	Banco Espanol De Credito, 5.35%, 4/18/12(a)(b)	127,500,000
122,500,000	Bank of Ireland, 5.35%, 8/14/12(a)	122,500,000
35,000,000	Bank of Ireland, 5.49%, 7/19/11(a)(b)	35,000,000
87,500,000	Caja Ahorros Barcelona, 5.36%, 7/23/12(a)(b)	87,500,000
175,000,000	Credit Agricole (London), 5.18%, 3/22/12(a)(b)	175,000,000
42,500,000	HBOS Treasury Services PLC, 5.79%, 12/7/11(a)(b)	42,500,000
262,000,000	Kommunal Kredit International Bank Lt., 5.39%, 7/13/12(a)(b)	262,000,000
170,000,000	Lloyds TSB Group PLC, 5.79%, 6/5/12(a)(b)	170,000,000
100,000,000	Royal Bank of Scotland PLC, 5.16%, 4/21/10(a)(b)	100,000,000
125,000,000	Royal Bank of Scotland PLC, 5.24%, 12/21/07(a)(b)	124,984,930
85,000,000	Royal Bank of Scotland PLC, 5.37%, 4/11/08(a)(b)	85,017,615
75,000,000	Santander Totta Ireland PLC, 5.82%, 3/7/12(a)(b)	75,000,000
93,500,000	Svenska Handelsbanken, 5.12%, 11/21/11(a)(b)	93,500,000
95,000,000	Svenska Handelsbanken, 5.77%, 4/12/12(a)(b)	95,000,000

		1,750,812,628

Chemicals – 1.29%
125,000,000	BASF Finance Europe NV, 5.35%, 7/20/10(a)(b)	125,000,000

Finance – Automotive – 2.63%
$61,000,000	American Honda Finance Corp., 4.25%, 3/11/08(b)	$60,743,459
50,000,000	American Honda Finance Corp., 5.32%, 1/28/08(a)(b)	50,000,000
50,000,000	American Honda Finance Corp., 5.33%, 5/9/08(a)(b)	50,000,000

30

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Prime Money Market Fund (cont.)

Principal Amount		Value

43,500,000	American Honda Finance Corp., 5.36%, 8/6/08(a)	43,500,000
50,000,000	American Honda Finance Corp., 5.38%, 1/23/08(a)(b)	50,007,610

		254,251,069

Finance – Diversified Domestic – 5.36%
74,000,000	American Express, 5.80%, 6/13/08(a)	74,012,532
38,272,000	American General Finance, 5.48%, 1/18/08(a)	38,289,299
31,710,000	Bear Stearns Co., Inc., 5.51%, 4/29/08(a)	31,741,545
24,394,000	FIA Credit Services NA, 5.38%, 1/15/08	24,365,269
25,000,000	JP Morgan Chase & Co., 5.71%, 6/2/11, JP Morgan Chase Bank(a)	25,000,000
39,400,000	Merrill Lynch & Co., 5.34%, 8/22/08(a)	39,400,000
50,000,000	Merrill Lynch & Co., 5.75%, 11/17/08(a)	50,000,000
85,000,000	Morgan Stanley, 5.49%, 1/18/08(a)	85,038,412
50,000,000	Unilever Capital Corp., 5.80%, 6/11/12(a)(b)	50,000,000
100,000,000	Variable Funding Capital, 5.10%, 2/25/08, Morgan Stanley(a)(b)	100,000,000

		517,847,057

Finance – Diversified Foreign – 1.81%
175,000,000	UBS AG Stamford CT, 5.72%, 9/16/08(a)	175,000,000

Forest & Paper Products – 0.65%
63,000,000	Kimberly-Clark Corp., 5.26%, 12/19/07(b)	63,000,000

Information Technology – 0.83%
$80,000,000	IBM Corp., 5.83%, 12/8/10(a)(b)	$80,000,000

Insurance – 10.51%
175,000,000	AIG Matched Funding Corp., 5.79%, 2/6/08(a)(b)	174,981,739
43,500,000	Allstate Life Global Funding Trust, 5.36%, 8/1/08(a)	43,500,000
42,500,000	Allstate Life Global Funding Trust, 5.69%, 4/3/12(a)	42,500,000
50,000,000	Allstate Life Global Funding Trust, 5.72%, 5/4/11, Allstate Corp.(a)	50,000,000
77,000,000	Allstate Life Global Funding Trust, 5.79%, 1/11/12(a)	77,000,000
85,000,000	ING Verzekeringen, NV, 5.69%, 1/4/12(a)(b)	85,000,000
24,450,000	MetLife Global Funding, 2.60%, 6/19/08(b)	23,951,336
125,000,000	Metropolitan Life Global Funding I, 5.13%, 2/21/17(a)(b)	125,000,000
60,780,000	Monument Global Funding 2007-F, 5.57%, 3/20/08(a)(b)	60,780,000
42,500,000	Monumental Global Funding II, 5.57%, 12/20/07(a)(b)	42,500,000
80,000,000	Nationwide Life Global Funding, 5.12%, 12/27/11(a)(b)	80,000,000
170,000,000	Nationwide Life Global Funding, 5.80%, 7/11/12(a)(b)	170,000,000
40,000,000	Pricoa Global Funding I, 5.44%, 1/25/08(a)(b)	40,014,442

		1,015,227,517

Manufacturing – 0.88%
85,000,000	3M Co., 5.66%, 12/12/10(b)	85,085,797

Total Corporate Bonds (Cost $5,135,034,065)		5,135,034,065

Shares or Principal Amount		Value

Taxable Municipal Bonds – 0.88%
Florida – 0.88%
$85,000,000	Florida Hurricane Catastrophe, 5.96%, 11/14/08(a)	$85,000,000

Total Taxable Municipal Bonds (Cost $85,000,000)		85,000,000

Investment Companies – 0.03%
3,127,987	Wells Fargo Prime Investment Money Market Fund	3,127,987

31

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Prime Money Market Fund (cont.)

Shares or Principal Amount	Value

Total Investment Companies (Cost $3,127,987)	3,127,987

Total Investments (Cost $9,641,445,525) (d) – 99.79%	9,641,445,525
Other assets in excess of liabilities – 0.21%	20,630,259

NET ASSETS – 100.0%	$9,662,075,784

(a)   Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2007. The maturity date represents the actual maturity date. Securities’ effective maturity resets on a weekly or monthly basis.

(b)   Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.

(c)   Rate represents the effective yield at purchase.

(d)   Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

LLC – Limited Liability Co.

PLC – Public Liability Co.

See notes to financial statements.

32

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack U.S. Government Money Market Fund

September 30, 2007

Shares or Principal Amount		Value

U.S. Government Agency Obligations – 30.17%
Federal Farm Credit Bank – 3.23%
$45,000,000	5.18%, 2/8/08 (a)	$44,997,968

Federal Home Loan Bank – 11.91%
25,000,000	Series 555, 4.13%, 10/26/07	24,980,923
7,450,000	4.58%, 11/2/07(b)	7,416,492
7,440,000	4.59%, 11/7/07(b)	7,401,308
8,673,000	4.53%, 1/16/08(b)	8,550,812
120,000,000	4.54%, 2/20/08(b)	117,775,333

		166,124,868

Federal Home Loan Mortgage Corporation – 8.92%
4,500,000	4.58%, 11/5/07(b)	4,477,862
50,000,000	4.58%, 12/7/07(b)	49,537,886
71,035,000	4.59%, 12/28/07(b)	70,211,073

		124,226,821

Federal National Mortgage Association – 6.11%
26,200,000	4.59%, 11/7/07(b)	26,063,745
60,000,000	4.54%, 1/30/08(b)	59,003,767

		85,067,512

Total U.S. Government Agency Obligations (Cost $420,417,169)		420,417,169

Repurchase Agreements – 69.62%
290,000,000	Banc of America Repo dated 9/28/07; due 10/1/07 at 5.10% with maturity value of $290,123,250 (fully collateralized by Federal National Mortgage Association with maturity date of 4/1/35 at rate of 5.00%)	290,000,000
340,000,000	Barclays Repo dated 9/28/07; due 10/1/07 at 5.10% with maturity value of $340,144,500 (fully collateralized by Federal National Mortgage Association and Freddie Mac with maturity dates ranging from 3/1/34 to 7/1/37 at rates from 5.00% to 6.00%)	340,000,000
$340,000,000	Deutsche Repo dated 9/28/07; due 10/1/07 at 5.10% with maturity value of $340,144,500 (fully collateralized by Federal National Mortgage Association with maturity dates ranging from 4/1/20 to 9/1/37 at rates from 5.00% to 7.00%)	$340,000,000

Total Repurchase Agreements (Cost $970,000,000)		970,000,000

Investment Companies – 0.21%
2,895,780	Wells Fargo Government Institutional Money Market Fund	2,895,780

Total Investment Companies (Cost $2,895,780)		2,895,780

Total Investments (Cost $1,393,312,949) (c) – 100.0%		1,393,312,949
Other assets in excess of liabilities – 0.0%		40,255

NET ASSETS – 100.0%		$1,393,353,204

(a)   Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2007. The maturity date represents the actual maturity date. Securities’ effective maturity resets on a weekly or monthly basis.

(b)   Rate represents the effective yield at purchase.

(c)   Tax cost of securities is equal to book cost of securities.

See notes to financial statements.

33

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund

September 30, 2007

Principal Amount		Value

Municipal Bonds – 99.17%
Alabama – 5.03%
$27,000,000	Birmingham Medical Clinic Board Revenue, 3.87%, 12/1/26, (LOC Suntrust Bank)(a)	$27,000,000
2,490,000	Jefferson County Alabama Limited Obligation School Warrant Revenue, 3.92%, 7/1/12, (FSA Insured)(a)	2,490,000
100,000	Mobile Industrial Development Board Dock & Wharf Revenue, 3.87%, 6/1/32, (LOC Wachovia Bank)(a)	100,000
12,735,000	Talladega County Special Obligation, 3.88%, 2/1/31, (LOC Regions Bank)(a)	12,735,000

		42,325,000

Arizona – 2.88%
2,855,000	Maricopa County IDA MFHR (Grand Victoria Housing LLC), 3.88%, 4/15/30, (FNMA Insured)(a)	2,855,000
8,260,000	Phoenix Civic Improvement Corportation Excise Tax Revenue, 3.92%, 7/1/13, (FGIC Insured)(a)	8,260,000
3,000,000	Phoenix IDA, 3.80%, 10/1/29, (FHLMC Insured)(a)	3,000,000
5,000,000	Phoenix IDA Revenue (Valley of the Sun YMCA), 4.05%, 1/1/31, (LOC Wells Fargo Bank)(a)	5,000,000
3,750,000	Pima County IDA Industrial Revenue (Tucson Electric Power Co.), 3.87%, 12/1/22, (LOC Wells Fargo Bank N.A.)(a)	3,750,000
1,325,000	Tucson IDA Multifamily Revenue (Tucson Properties LP), 3.88%, 7/15/31, (FNMA Insured)(a)	1,325,000

		24,190,000

California – 1.72%
$5,000,000	Anaheim City School District, GO, 3.89%, 8/1/31, (MBIA Insured)(a)	$5,000,000
4,265,000	Deutsche Bank Spears/Lifers Trust, GO, 3.95%, 8/1/28, (FGIC Insured)(a)	4,265,000
650,000	Hesperia Public Financing Authority Lease Revenue, 3.90%, 6/1/22, (LOC Bank of America)(a)	650,000
2,090,000	Huntington Beach Union High School District, GO, 3.89%, 8/1/34, (FGIC Insured)(a)	2,090,000
2,500,000	San Diego County Water Authority, Certificate of Participation, 3.89%, 5/1/32, (MBIA Insured), Callable 5/1/12 @ 101(a)	2,500,368

		14,505,368

Colorado – 3.22%
4,500,000	Colorado Educational & Cultural Facilities Authority Revenue, 4.06%, 5/1/37, (LOC JP Morgan Chase Bank)(a)	4,500,000
2,280,000	Colorado Educational & Cultural Facilities Authority Revenue (Council for Jewish Elderly Chicago, IL), 4.04%, 2/1/25, (LOC Bank of America N.A.)(a)	2,280,000
1,400,000	Colorado Educational & Cultural Facilities Authority Revenue (Jewish Federation of Metropolitan Chicago, IL), 4.04%, 9/1/37, (LOC Bank of America N.A.)(a)	1,400,000
1,400,000	Colorado Educational & Cultural Facilities Authority Revenue (Madlyn & Leonard Abramson Center for Jewish Life), 4.04%, 12/1/34, (LOC National Bank of Detroit)(a)	1,400,000

34

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

Principal Amount		Value

$1,045,000	Colorado Educational & Cultural Facilities Authority Revenue (The Montefiore Home), 4.04%, 2/1/30, (LOC National City Bank)(a)	$1,045,000
5,000,000	Commerce City Northern Infrastructure General Improvement, 3.89%, 12/1/28, (LOC U.S. Bank)(a)	5,000,000
580,000	E-470 Public Highway Authority Revenue, 3.92%, 3/1/36, (MBIA Insured)(a)	580,000
2,310,000	NBC Metropolitan District, 3.89%, 12/1/30, (LOC U.S. Bank)(a)	2,310,000
7,350,000	Southglenn Metropolitan District Special Revenue, 3.89%, 12/1/30, (LOC BNP Paribas)(a)	7,350,000
1,250,000	State Health Facilities Authority Revenue (Arapahoe House Project), 3.91%, 4/1/24, (LOC Wells Fargo Bank)(a)	1,250,000

		27,115,000

Delaware – 1.70%
3,045,000	Delaware State Economic Development Authority Revenue (Goodwill Industries of Delaware & Delaware County, Inc.), 3.88%, 9/1/36, (LOC PNC Bank N.A.)(a)	3,045,000
11,220,000	Puttable Floating Option Tax Exempt Receipts, 4.01%, 12/1/30, Merrill Lynch(a)(b)	11,220,000

		14,265,000

District of Columbia – 0.57%
$4,800,000	District of Columbia Revenue, 3.90%, 10/1/37, (LOC PNC Bank N.A.)(a)	$4,800,000

Florida – 11.77%
$4,990,000	Broward County Florida School Board, Certificate of Participation, 4.15%, 7/1/32, (FGIC Insured), Callable 7/1/17 @ 100(a)	$4,990,000
5,600,000	Collier County Health Facilities Authority (The Moorings, Inc.), 3.88%, 12/1/24, (LOC Wachovia Bank)(a)	5,600,000
1,335,000	Deutsche Bank Spears/Lifers Trust, 3.95%, 7/1/27, (MBIA Insured)(a)	1,335,000
3,870,000	Enhanced Return Puttable Floating Option Tax Exempt Receipts Revenue, 3.97%, 7/1/13, (FGIC Insured)(a)	3,870,000
4,275,000	Enhanced Return Puttable Floating Option Tax Exempt Receipts Revenue, 3.97%, 7/1/20, (AMBAC Insured)(a)(b)	4,275,000
11,485,000	Enhanced Return Puttable Floating Option Tax Exempt Receipts Revenue, 3.97%, 7/1/22, (MBIA Insured)(a)(b)	11,485,000
3,425,000	Eustis Florida Multi-Purpose Revenue, 3.87%, 12/1/27, (LOC Suntrust Bank)(a)	3,425,000
2,930,000	Florida Housing Finance Corporation Multifamily Revenue (Beville-Oxford LP), 3.86%, 7/1/31(a)	2,930,000
2,920,000	FSU Financial Assistance, Inc., Educational & Athletic Facilities Improvement Revenue, 3.91%, 10/1/31, (AMBAC Insured), Callable 10/1/12 @ 100(a)	2,920,000
4,200,000	Higher Educational Facilities Financial Authority Revenue, 3.87%, 12/1/35, (LOC Suntrust Bank)(a)	4,200,000

35

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

Principal Amount		Value

$4,000,000	Key West Utility Board Electric Revenue, 3.99%, 10/1/22, (MBIA Insured)(a)	$4,000,000
3,020,000	Lake County School Board, Certificate of Participation, 3.99%, 6/1/30, (AMBAC Insured), Callable 6/1/15 @ 100(a)	3,020,000
6,090,000	Miami Dade County Public Facilities Revenue, 3.99%, 6/1/17, (MBIA Insured)(a)	6,090,000
3,185,000	Miami-Dade County Educational Facilities Authority Revenue (Florida International University Foundation), 3.87%, 5/1/22, (LOC Suntrust Bank)(a)	3,185,000
5,000,000	Miami-Dade County IDA Revenue, 3.86%, 6/1/31, (LOC Regions Bank)(a)	5,000,000
1,190,000	Miami-Dade County School Board, Certificate of Participation, 4.15%, 8/1/21, (FGIC Insured), Callable 8/1/13 @ 100(a)	1,190,000
3,200,000	Miami-Dade County Water & Sewer Revenue, 3.92%, 10/1/15, (XLCA Insured)(a)	3,200,000
7,235,000	Orange County Housing Finance Authority Multifamily Revenue, 3.85%, 6/1/25, (FNMA Insured)(a)	7,235,000
5,165,000	Orange County Housing Finance Authority Multifamily Revenue, 3.88%, 8/15/31, (FNMA Insured)(a)	5,165,000
1,520,000	Pinellas County Health Facility Authority Revenue (The Hospice of Florida Suncoast, Inc,), 3.87%, 12/1/24, (LOC Wachovia Bank N.A.)(a)	1,520,000
$11,245,000	Sarasota County Continuing Care Retirement Community Revenue (Glenridge Palmer Project), 4.05%, 6/1/36, (LOC Bank of Scotland)(a)	$11,245,000
1,490,000	State Department General Services Division Facilities Management Revenue, 3.92%, 9/1/20, (AMBAC Insured)(a)	1,490,584
1,625,000	Volusia County School Board, 4.15%, 8/1/32, (FSA Insured), Callable 8/1/17 @ 100(a)	1,625,000

		98,995,584

Georgia – 5.88%
6,300,000	Atlanta Airport Passenger Facility Charge Revenue, 3.91%, 1/1/34, (FSA Insured), Callable 1/1/15 @ 100(a)	6,300,000
5,800,000	Clayton County MFHR (BS Partners), 3.85%, 9/1/26, (FNMA Insured)(a)	5,800,000
2,000,000	Downtown Savannah Authority Revenue, 3.88%, 10/1/07, (LOC Wachovia Bank)(a)	2,000,000
2,570,000	Fulton County Development Authority Educational Facilities Revenue (Catholic Education of North Georgia, Inc.), 3.86%, 4/1/24, (LOC Wachovia Bank N.A.)(a)	2,570,000
6,365,000	Fulton County Development Authority Revenue, 3.92%, 6/1/15, (XLCA Insured)(a)	6,365,000
2,195,000	Fulton County Development Authority Revenue (Galloway Schools, Inc.), 3.87%, 7/1/22, (LOC Suntrust Bank)(a)	2,195,000
3,800,000	Fulton County Development Authority Revenue (The Lovett School), 3.87%, 4/1/17, (LOC Suntrust Bank)(a)	3,800,000

36

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

Principal Amount		Value

$4,100,000	Gwinnett County Development Authority, Certificate of Participation, 3.92%, 1/1/21, (MBIA Insured), Callable 1/1/14 @ 100(a)	$4,100,000
8,925,000	Marietta MFHR, 3.87%, 7/1/24, (FNMA Insured)(a)	8,925,000
3,100,000	Thomasville Hospital Authority Revenue (John D Archbold Memorial Hospital), 3.87%, 11/1/23, (LOC Suntrust Bank)(a)	3,100,000
4,300,000	Ware County Hospital Authority Revenue, 3.87%, 11/1/20, (LOC Suntrust Bank)(a)	4,300,000

		49,455,000

Illinois – 8.31%
1,455,000	De Witt Ford Etc. Counties Community College District No 540, 3.92%, 6/1/15, (FSA Insured)(a)	1,455,000
4,100,000	Educational Facilities Authority Revenues, 3.88%, 12/1/25, (LOC JP Morgan Chase Bank)(a)	4,100,000
4,735,000	Enhanced Return Puttable Floating Option Tax Exempt Receipts, 3.97%, 3/1/22, (MBIA Insured)(a)(b)	4,735,000
9,075,000	Finance Authority Revenue, 3.88%, 8/15/34, (LOC Lasalle Bank)(a)	9,075,000
8,000,000	Finance Authority Revenue, 3.88%, 5/15/38, (LOC Lasalle Bank)(a)	8,000,000
4,300,000	Finance Authority Revenue, 3.90%, 4/1/42, (LOC National City Bank)(a)	4,300,000
1,700,000	Galesburg Revenue (Knox College), 3.88%, 3/1/31, (LOC LaSalle Bank)(a)	1,700,000
$6,900,000	Health Facilities Authority Revenue (Metropolitan Medical Center), Series C, 3.91%, 1/1/16, (LOC JP Morgan Chase Bank)(a)	$6,900,000
4,995,000	Illinois Municipal Electric Agency Power Supply Revenue, 3.92%, 2/1/15, (FGIC Insured)(a)	4,995,000
4,370,000	Illinois State, GO, 3.92%, 6/1/21, (MBIA Insured), Callable 6/1/10 @ 100(a)	4,370,000
7,625,000	Kane County Community Unit School District No 304 Geneva, 3.92%, 7/1/21, (FSA Insured)(a)	7,625,000
3,200,000	Kane McHenry Cook & De Kalb Counties Unit School District No 300, 3.92%, 1/1/21, (AMBAC Insured)(a)	3,200,000
7,180,000	Lisle Multifamily Revenue, 3.88%, 9/15/26, (LOC Lasalle Bank)(a)	7,180,000
2,230,000	Will County Community Unit School District No 365 Valley View, 3.93%, 11/1/25, (MBIA Insured)(a)	2,230,000

		69,865,000

Indiana – 6.65%
7,550,000	Decatur Township Marion County Multi-School Building Corporation, 3.99%, 7/15/24, (FSA Insured)(a)	7,550,000
10,255,000	Eclipse Funding Trust (Solar Eclipse-Middlebury), 3.91%, 1/15/30, (FSA Insured)(a)	10,255,000
4,845,000	Evansville-Vanderburgh Independent School Building Corporation, 3.99%, 1/10/22, (FSA Insured)(a)	4,845,000
4,300,000	Puttable Floating Option Tax Exempt Receipts, 3.99%, 12/1/23, (FGIC Insured)(a)(b)	4,300,000

37

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

Principal Amount		Value

$1,870,000	South Harrison 2000 School Building Corp. Revenue, 3.92%, 1/15/15, (FSA Insured)(a)	$1,870,000
250,000	State Health Facilities Finance Authority Revenue (Deaconess Hospital), 3.88%, 1/1/22, (LOC Fifth Third Bank)(a)	250,000
2,835,000	State Health Facilities Finance Authority Revenue, Series D, 5.00%, 11/1/26, Pre-refunded/escrowed To Maturity(a)	2,838,391
14,795,000	State Hospital Equipment Financing Authority Revenue, 3.88%, 12/1/15, (MBIA Insured)(a)	14,795,000
5,885,000	Vincennes University Revenue, 3.88%, 10/1/22, (LOC JP Morgan Chase Bank Indiana)(a)	5,885,000
3,370,000	Vincennes University Revenue, 3.88%, 10/1/24, (LOC JP Morgan Chase Bank)(a)	3,370,000

		55,958,391

Iowa – 3.58%
4,880,000	Finance Authority Hospital Facilities Revenue, 3.88%, 7/1/20, (AMBAC Insured)(a)	4,880,000
5,470,000	Iowa State Vision Special Fund State Treasurer’s Office, GO, 3.92%, 2/15/20, (FGIC Insured)(a)	5,470,000
2,185,000	State Finance Authority Revenue (YMCA & Rehabilitation Center), 3.92%, 4/1/25, (LOC Bank of America)(a)	2,185,000
7,580,000	State Higher Education Authority Revenue (Palmer Chiropractic), 3.88%, 4/1/27, (LOC LaSalle Bank)(a)	7,580,000
$10,000,000	State School Cash Anticipation Program, Series B, 4.25%, 1/25/08, (FSA Insured)	$10,020,555

		30,135,555

Kansas – 0.40%
3,340,000	University of Kansas Hospital Authority Health Facilities Revenue (KU Health Systems), 4.05%, 9/1/34, (LOC Harris Trust)(a)	3,340,000

Kentucky – 0.12%
1,000,000	Shelby County Lease Revenue, 4.04%, 9/1/34, (LOC U.S. Bank N.A.)(a)	1,000,000

Louisiana – 1.17%
5,700,000	Louisiana Public Facilities Authority Revenue, 3.86%, 4/1/36, (LOC FHLMC)(a)	5,700,000
4,160,000	Shreveport Home Mortgage Authority Multifamily Housing Revenue, 3.89%, 2/15/23, (LOC FNMA)(a)	4,160,000

		9,860,000

Maryland – 0.67%
1,605,000	Maryland State Economic Development Corporation Revenue (Associated Catholic Charities, Inc.), 3.86%, 10/1/29, (LOC PNC Bank N.A.)(a)	1,605,000
4,000,000	Maryland State Health & Higher Educational Facilities Authority Revenue (Bishop McNamara High School, Inc.), 3.87%, 7/1/32, (LOC PNC Bank N.A.)(a)	4,000,000

		5,605,000

Massachusetts – 1.31%
4,000,000	Enhanced Return Puttable Floating Option Tax Exempt Receipts, 3.95%, 8/1/46, (FSA Insured)(a)	4,000,000

38

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

Principal Amount		Value

$7,000,000	Massachusetts State, 3.91%, 8/1/37, (FSA, AMBAC Insured), Callable 8/1/17 @ 100(a)	$7,000,000

		11,000,000

Michigan – 2.07%
2,055,000	Detroit Sewer Disposal Revenue, 3.92%, 7/1/25, (FSA Insured)(a)	2,055,000
4,900,000	Macomb County Hospital Finance Authority Hospital Revenue (Mount Clemens General Hospital, Inc.), 4.06%, 10/1/20, (LOC Comerica Bank)(a)	4,900,000
1,305,000	Michigan State Strategic Fund Limited Obligation Revenue (Detroit Symphony Orchestra, Inc.), 4.04%, 6/1/31, (LOC Lasalle Bank)(a)	1,305,000
4,640,000	Reset Optional Certificates Trust II-R, 3.92%, 11/1/31, (MBIA Insured)(a)	4,640,000
4,500,000	West Shore Medical Center Health Facilities Revenue, 3.87%, 4/1/22, (LOC National City Bank)(a)	4,500,000

		17,400,000

Minnesota – 3.30%
7,240,000	Inver Grove Heights Senior Housing Revenue, 3.88%, 5/15/35, (FNMA Insured)(a)	7,240,000
9,010,000	Minneapolis Housing Development Revenue (Orchestra Hall Associates), 3.86%, 12/1/14, (FHLMC Insured)(a)	9,010,000
850,000	Minneapolis Revenue (Catholic Charities Projects), 3.88%, 11/1/16, (LOC Wells Fargo Bank)(a)	850,000
8,340,000	Oak Park Heights MFHR (Boutwells Landing), 3.88%, 11/1/35, (FHLMC Insured)(a)	8,340,000
$2,340,000	St. Paul Housing & Redevelopment Authority Revenue (Science Museum Project), 3.90%, 5/1/27, (LOC U.S. Bank)(a)	$2,340,000

		27,780,000

Mississippi – 3.93%
6,500,000	Mississippi Business Finance Commission Gulf Opportunity Zone (SG Resources Mississippi LLC), 3.87%, 5/1/32, (LOC Suntrust Bank)(a)	6,500,000
6,935,000	Puttable Floating Option Tax Exempt Receipts, 3.99%, 10/1/25, (FSA Insured)(a)(b)	6,935,000
14,555,000	State Development Bank Special Obligation (Desoto County), 3.87%, 11/1/22, (AMBAC Insured)(a)	14,555,000
5,050,000	University of Mississippi Educational Building Corporation Revenue, 3.88%, 10/1/20, (MBIA Insured)(a)	5,050,000

		33,040,000

Missouri – 3.01%
5,400,000	Independence IDA MFHR (Mansions Project), 3.86%, 8/1/35, (FHLMC Insured)(a)	5,400,000
8,925,000	Missouri State Health & Educational Facilities Authority Revenue, 3.92%, 5/15/17, (FSA Insured)(a)	8,925,000
3,995,000	Puttable Floating Option Tax Exempt Receipts, 3.99%, 4/1/27, (XLCA Insured)(a)(b)	3,995,000
2,000,000	St. Charles County IDA, 3.86%, 2/1/29, (FNMA Insured)(a)(b)	2,000,000
2,900,000	State Health & Educational Facilities Authority Revenue, 3.87%, 7/1/18, (LOC Suntrust Bank)(a)	2,900,000

39

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

Principal Amount		Value

$2,085,000	State Health & Educational Facilities Authority Revenue, 4.05%, 6/1/26, (LOC Bank of America)(a)	$2,085,000

		25,305,000

Nebraska – 1.15%
6,500,000	Omaha Convention Hotel Corp. Revenue, 3.92%, 2/1/35, (AMBAC Insured), Callable 2/1/17 @ 100(a)	6,500,000
3,200,000	Scotts Bluff County Hospital Authority Revenue, 3.91%, 12/1/31, (GNMA Insured)(a)	3,200,000

		9,700,000

Nevada – 0.71%
4,490,000	Clark County School District, 3.92%, 6/15/24, (AMBAC Insured)(a)	4,490,000
1,490,000	Clark County School District, GO, 3.92%, 6/15/20, (FSA Insured), Callable 12/15/15 @ 100(a)	1,490,000

		5,980,000

New Mexico – 0.30%
2,540,000	Rio Rancho Water & Wastewater System Revenue, 3.89%, 5/15/13, (AMBAC Insured)(a)	2,540,000

New York – 0.38%
2,000,000	Metropolitan Transporation Authority Revenue, 3.93%, 11/15/33, (AMBAC Insured), Callable 11/15/15 @ 100(a)	2,000,000
1,200,000	New York, GO, 3.91%, 5/15/16, (FGIC Insured), Callable 5/15/15 @ 101(a)	1,201,010

		3,201,010

North Carolina – 0.86%
$4,600,000	North Carolina Capital Facilities Finance Agency Educational Facilities Revenue (Methodist College, Inc.), 3.87%, 3/1/30, (LOC Wachovia Bank N.A.)(a)	$4,600,000
2,665,000	North Carolina Medical Care Commission Hospital Revenue (Iredell Memorial Hospital, Inc., Brookdale & Hartness Road Statesville, NC), 4.10%, 10/1/37, (LOC Bank of America N.A.)(a)	2,665,000

		7,265,000

Ohio – 0.46%
3,915,000	Lucas County Bond Anticipation Notes, 3.60%, 10/10/07	3,915,074

Other Territories – 0.57%
4,790,000	Puttable Floating Option Tax Exempt Receipts, 3.97%, 6/15/21, (AMBAC Insured)(a)	4,790,000

Pennsylvania – 6.74%
1,055,000	Allegheny County Industrial Development Authority Revenue (United Jewish Federation of Greater Pittsburgh), 3.88%, 10/1/26, (LOC PNC Bank N.A.)(a)	1,055,000
1,190,000	Exeter Township Pennsylvania, GO, 3.89%, 8/1/25, (XLCA Insured)(a)	1,190,000
2,850,000	Huntingdon County General Authority College Revenue (Juniata College), 3.88%, 5/1/26, (LOC PNC Bank N.A.)(a)	2,850,000
3,855,000	Luzerne County, 3.88%, 11/1/14, (LOC PNC Bank)(a)	3,855,000

40

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

Principal Amount		Value

3,480,000	Moon IDA Community Facilities Revenue, 3.88%, 6/1/25, (LOC PNC Bank)(a)	3,480,000
$10,800,000	Pennsylvania Intergovernmental Cooperation Authority Split Tax Revenue, 3.87%, 6/15/22, (AMBAC Insured)(a)	$10,800,000
1,000,000	Philadelphia Redevelopment Authority Revenue, 3.92%, 4/15/28, (FGIC Insured), Callable 4/15/15 @ 100(a)	1,000,000
9,650,000	Sayre Health Care Facilities Authority Revenue, 3.87%, 12/1/20, (AMBAC Insured)(a)	9,650,000
180,000	Schuylkill County IDA (Northeast Power Co. Project), Series A, 4.02%, 12/1/22, (LOC Dexia Group)(a)	180,000
5,110,000	Somerset County Hospital Authority Revenue, 3.88%, 3/1/37, (LOC PNC Bank)(a)	5,110,000
$3,800,000	Wilkes-Barre Finance Authority College Revenue, 3.88%, 5/1/37, (LOC PNC Bank)(a)	$3,800,000
13,725,000	York County Industrial Development Authority Revenue (Crispus Attucks Association), 3.88%, 7/1/37, (LOC Mercantile Safe Deposit/Trust)(a)	13,725,000

		56,695,000

South Carolina – 0.69%
2,800,000	Florence County Hospital Revenue (McLeod Regional Medical Center), 3.80%, 11/1/15, (FGIC Insured)(a)	2,800,000
3,000,000	State Job Development Authority (Catholic Diocese), 3.92%, 9/1/18, (LOC Bank of America)(a)(b)	3,000,000

		5,800,000

Tennessee – 3.03%
$6,630,000	Dayton Industrial Development Board Educational Facilities Revenue, 3.88%, 7/1/36, (LOC Regions Bank)(a)	$6,630,000
3,800,000	Dickson County Industrial Development Board Revenue, 3.87%, 11/1/12, (LOC Suntrust Bank)(a)	3,800,000
4,390,000	Shelby County Health, Educational & Housing Facilities Board Revenue, 3.87%, 7/1/26, (LOC Suntrust Bank)(a)	4,390,000
4,600,000	Shelby County Health, Educational & Housing Facilities Board Revenue, 3.88%, 5/1/33, (LOC AmSouth Bank)(a)	4,600,000
6,080,000	Shelby County Health, Educational & Housing Facilities Board Revenue, 3.88%, 12/1/34, (LOC First Tennessee Bank)(a)	6,080,000

		25,500,000

Texas – 10.33%
1,170,000	Bexar County Housing Finance Corporation MFHR (NorthWest Trails LP), 3.88%, 12/15/34, (FNMA Insured)(a)	1,170,000
2,000,000	Colony, 3.92%, 8/15/15, (XLCA Insured)(a)	2,000,000
4,830,000	Corpus Christi Utility System Revenue, 3.99%, 7/15/26, (FSA Insured)(a)	4,830,000
2,320,000	Dallas Texas Waterworks & Sewer System Revenue, 3.92%, 4/1/11, (AMBAC Insured)(a)	2,320,000
3,460,000	El Paso County Hospital District, GO, 3.92%, 8/15/13, (AMBAC Insured)(a)	3,460,000

41

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

Principal Amount		Value

$2,000,000	Georgetown Health Facilities Development Corporation Retirement Revenue, 3.89%, 8/1/36, (LOC Regions Bank)(a)	$2,000,000
2,250,000	Giddings Independent School District, GO, 3.91%, 2/15/37, (PSF Guaranty), Callable 2/15/17 @ 100(a)	2,250,000
4,000,000	Greenfield School District Revenue, 4.00%, 4/11/08, Callable 2/11/08 @ 100	4,006,560
2,065,000	Houston, 3.92%, 3/1/20, (AMBAC Insured)(a)	2,065,000
2,300,000	Houston Utility System Revenue, 3.91%, 11/15/33, (FSA Insured), Callable 11/15/17 @ 100(a)	2,300,000
18,000,000	Houston Water & Sewer System Revenue, 5.40%, 12/1/23, (FGIC Insured)	18,405,945
4,910,000	Puttable Floating Option Tax-Exempt Receipts (Deer Park Independent School District), GO, 3.99%, 2/15/27, (PSF Guaranty), Callable 2/15/17 @ 100(a)	4,910,000
3,000,000	San Antonio Electric & Gas Revenue, 3.92%, 2/1/23, (FSA Insured)(a)	3,000,000
3,700,000	Tarrant County Housing Finance Corporation Revenue, 3.88%, 2/15/28, (FNMA Insured)(a)	3,700,000
2,750,000	Tarrant County Housing Finance Corporation Revenue (WRBD LP), 3.88%, 2/15/27, (FNMA Insured)(a)	2,750,000
27,500,000	Texas St Research Division, 4.50%, 8/28/08	27,699,639

		86,867,144

Utah – 0.63%
$900,000	Duchesne School District Municipal Building Authority Lease Revenue, 3.89%, 6/1/21, (LOC U.S. Bank)(a)	$900,000
4,435,000	Salt Lake County Housing Authority Multifamily Revenue (Crossroads Apartments Project), 3.88%, 2/15/31, (FNMA Insured)(a)	4,435,000

		5,335,000

Virginia – 2.09%
15,350,000	Fairfax County Economic Development Authority Student Housing Revenue, Student Housing Revenue (George Mason University), 3.87%, 2/1/29, (LOC Suntrust Bank)(a)	15,350,000
$2,205,000	Hampton Redevelopment & Housing Authority MFHR (Shoreline Apartments Project), 3.88%, 12/1/19, (FHLMC Insured)(a)	$2,205,000

		17,555,000

Washington – 2.78%
5,700,000	Grant County Public Utility District No 002 Wanapum Hydro Electric Revenue, 3.92%, 1/1/43, (MBIA Insured)(a)	5,700,000
5,000,000	Port Seattle Washington Passenger Facility Charge Revenue, 3.92%, 12/1/23, (MBIA Insured), Callable 12/1/08 @ 101(a)	5,000,000
2,235,000	Richland Golf Enterprise Revenue, 3.88%, 12/1/21, (LOC Bank of America)(a)	2,235,000
1,100,000	State Housing & Finance Commission (Riverview Retirement Project), 3.90%, 7/1/22, (LOC U.S. Bank)(a)	1,100,000

42

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

Principal Amount		Value

$550,000	State Housing & Finance Commission Nonprofit Housing Revenue (Christa Ministries), 3.90%, 7/1/11, (LOC U.S. Bank)(a)	$550,000
3,100,000	State Housing & Finance Commission Nonprofit Revenue (Annie Wright School), 3.95%, 12/1/23, (LOC Bank of America)(a)	3,100,000
2,225,000	Washington State, GO, 3.92%, 1/1/20, (FSA Insured), Callable 1/1/12 @ 100(a)	2,225,000
3,485,000	Washington State, GO, 3.93%, 6/1/29, (MBIA Insured)(a)	3,485,000

		23,395,000

Wisconsin – 1.16%
7,000,000	School District Cash Flow Management Program, Certificate of Participation, Series B, 4.25%, 11/1/07	7,004,258
650,000	State Health & Educational Facilities Authority Revenue (Meriter Hospital), 4.10%, 12/1/32, (LOC Marshall & Ilsley Bank)(a)	650,000
1,025,000	State Health & Educational Facilities Authority Revenue (St. John’s United Church), 3.90%, 2/1/30, (LOC U.S. Bank)(a)	1,025,000
1,060,000	Wisconsin State, 3.99%, 5/1/10, (FGIC Insured)(a)	1,060,000

		9,739,258

Total Municipal Bonds (Cost $834,217,384)		834,217,384

Commercial Paper – 1.66%
Florida – 1.19%
9,999,000	Cape Coral, 3.72%, 1/10/08, (LOC Bank of America)(b)	9,999,000

Wyoming – 0.47%
$4,000,000	Sweetwater County Wyoming, 3.79%, 10/19/07, (LOC Barclays Bank)(b)	$4,000,000

Total Commercial Paper (Cost $13,999,000)		13,999,000

Shares or Principal Amount		Value

Investment Companies – 0.13%
1,055,790	Federated Tax Exempt Money Market Fund	1,055,790

Total Investment Companies (Cost $1,055,790)		1,055,790

Total Investments (Cost $849,272,174) (c) – 100.96%		849,272,174
Liabilities in excess of other assets – (0.96)%		(8,104,547)

NET ASSETS – 100.0%		$841,167,627

(a)   Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2007. The maturity date represents the actual maturity date. Securities’ effective maturity resets on a weekly or monthly basis.

(b)   Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.

(c)   Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

AMBAC – Insured by American Municipal Bond Insurance Assurance Corp.

FGIC – Insured by Financial Guaranty Insurance Co.

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

FSA – Insured by Federal Financial Security Assurance

GO – General Obligation

IDA – Industrial Development Agency

LLC – Limited Liability Co.

LOC – Letter of Credit

LP – Limited Partnership

MBIA – Insured by Municipal Bond Insurance Organization Association

MFHR – Multi-Family Housing Revenue

PSF – Permanent School Fund

XLCA – XL Capital Assurance

See notes to financial statements.

43

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Prime Money Market Fund

September 30, 2007

Principal Amount		Value

Asset Backed Securities – 25.22%
Asset Backed – 2.40%
$7,500,000	Grampian Funding LLC, 5.46%, 1/11/08(a)(b)	$7,383,125
8,754,773	Harley-Davidson Motorcycle Trust, Series 2007-3, Class A1, 5.59%, 9/15/08	8,754,773
18,000,000	Liberty Street Funding, 5.35%, 10/1/07(a)(b)	18,000,000

		34,137,898

Asset Backed Auto Receivable – 5.70%
1,361,941	Americredit Automobile Receivables Trust, Series 2007-BF, Class A1, 5.32%, 5/6/08(c)	1,361,941
3,910,917	Americredit Automobile Receivables Trust, Series 2007-CM, Class A1, 5.32%, 8/6/08(c)	3,910,917
5,668,419	Capital Auto Receivables Asset Trust, Series 2007-1, Class A1, 5.32%, 5/15/08(b)(c)	5,668,419
4,166,156	CNH Equipment Trust, Series 2007-A, Class A1, 5.26%, 4/4/08(c)	4,166,156
274,828	CPS Auto Trust, Series 2007-A, Class A1, 5.33%, 3/15/08(b)(c)	274,828
2,501,226	CPS Auto Trust, Series 2007-B, Class A1, 5.33%, 6/15/17(c)	2,501,226
18,516,166	Ford Credit Auto Owner Trust, Series 2007-A, Class A1, 5.35%, 7/15/08(c)	18,516,166
5,991,781	GS Auto Loan Trust, Series 2007-1, Class A1, 5.34%, 7/15/08(c)	5,991,781
1,034,807	Honda Auto Receivables Owner Trust, Series 2007-1, Class A1, 5.32%, 3/18/08(c)	1,034,807
5,703,049	Honda Auto Receivables Owner Trust, Series 2007-3, Class A1, 5.56%, 8/15/08(c)	5,703,049
3,016,436	John Deere Owner Trust, Series 2007-A, Class A1, 5.33%, 5/15/08(c)	3,016,436
412,371	Long Beach Auto Receivables Trust, Series 2007-A, Class A1, 5.34%, 3/15/08(c)	412,371
$1,089,445	Nissan Auto Receivables Owner Trust, Series 2007-A, Class A1, 5.32%, 3/17/08(c)	$1,089,445
2,406,610	Prestige Auto Receivables Trust, Series 2007-1A, Class A1, 5.36%, 1/15/08(c)	2,406,610
2,818,636	Santander Drive Auto Receivables Trust, Series 2007-1, Class A1, 5.32%, 4/15/08(c)	2,818,636
9,544,199	Santander Drive Auto Receivables Trust, Series 2007-2, Class A1, 5.80%, 3/15/08(c)	9,544,199
6,108,532	USAA Auto Owner Trust, Series 2007-1, Class A1, 5.34%, 7/11/08(c)	6,108,532
6,231,864	Wachovia Auto Loan Owner Trust, Series 2007-1, Class A1, 5.34%, 6/20/08	6,231,864
221,802	World Omni Auto Receivables Trust, Series 2007-A, Class A1, 5.32%, 2/15/08(c)	221,802

		80,979,185

Asset Backed Mortgages – 17.12%
10,000,000	Aire Valley Mortgages, Series 2007-1A, Class 1A1, 5.49%, 3/20/30(b)(c)	10,000,000
9,500,000	Arkle Master Issuer PLC, Series 2006-1A, Class A1, 5.73%, 11/19/07(b)(c)	9,500,000
30,000,000	Arkle Master Issuer PLC, Series 2007-1A, Class 1A, 5.73%, 5/17/08(b)(c)	30,000,000
22,300,000	Brunel Residential Mortgage Securities, Series 2007-1A, Class A3, 5.79%, 1/13/39(b)(c)	22,300,000
110,715	CIT Equipment Collateral, Series 2006-VT2, Class A1, 5.34%, 11/20/07(c)	110,715
40,000,000	Granite Master Issuer PLC, Series 2006-3, Class A4, 5.57%, 12/20/54(c)	40,000,000

44

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Prime Money Market Fund (cont.)

Principal Amount		Value

$12,000,000	Granite Master Issuer PLC, Series 2007-2, Class 4A1, 5.73%, 12/17/54(c)	$12,000,000
5,900,000	Holmes Master Issuer PLC, Series 2006-1A, Class 1A, 5.73%, 1/15/16(b)(c)	5,900,000
12,000,000	Holmes Master Issuer PLC, Series 2007-1, Class 1A1, 5.73%, 3/15/08(c)	12,000,000
4,701,496	Leaf II Receivables Funding LLC, Series 2007-1A, Class A1, 5.38%, 6/20/08(c)	4,701,496
18,436,754	Paragon Mortgages PLC, Series 12A, Class A1, 5.74%, 11/15/38(b)(c)	18,436,337
7,531,059	Paragon Mortgages PLC, Series 13A, Class A1, 5.76%, 1/15/39(b)(c)	7,531,059
11,726,772	Paragon Mortgages PLC, Series 14A, Class A1, 5.75%, 9/15/39(b)(c)	11,726,772
13,000,000	Paragon Mortgages PLC, Series 15A, Class A1, 5.75%, 12/15/39(c)	13,000,000
15,000,000	Pendeford Master Issuer PLC, Series 2007-1A, Class 1A, 5.80%, 2/12/08(b)(c)	15,000,000
4,000,000	Permanent Master Issuer PLC, Series 2006-1, Class 1A, 5.73%, 10/15/07(c)	4,000,000
5,000,000	Permanent Master Issuer PLC, Series 2007-1, Class 1A, 5.73%, 1/15/08(c)	5,000,000
21,889,948	Westpac Securitization Trust, Series 2007-1G, Class A1, 5.47%, 5/21/38(b)(c)	21,889,948

		243,096,327

Total Asset Backed Securities (Cost $358,213,410)		358,213,410

Certificates of Deposit – 12.95%
Banks – Canada – 5.28%
5,000,000	Bank of Montreal Chicago, 5.57%, 3/18/08(c)	5,002,372
15,000,000	Bank of Nova Scotia, 5.66%, 10/4/07(c)	14,999,969
$15,000,000	Bank of Nova Scotia, 5.66%, 4/2/08(c)	$14,997,748
25,000,000	Canadian Imperial Bank, 5.36%, 1/10/08(c)	25,001,959
15,000,000	Canadian Imperial Bank, 5.40%, 7/18/08(c)	15,006,913

		75,008,961

Banks – Domestic – 6.44%
15,000,000	AmSouth Bank, NA, 5.29%, 12/27/07(c)	15,004,128
7,000,000	Bank of New York Co., Inc., 5.46%, 11/19/07(c)	6,999,759
16,000,000	Comerica Bank, 5.41%, 11/26/07	16,002,856
9,350,000	Comerica Bank, 5.82%, 2/8/08(c)	9,350,307
10,000,000	Dexia Credit Local New York, 5.09%, 1/25/08(c)	9,999,222
14,000,000	Fifth Third Bank, 5.66%, 2/4/08(c)	13,998,680
12,500,000	Fortis Bank New York, 5.76%, 12/12/07(c)	12,499,249
7,500,000	Marshall & Ilsley Bank, 5.16%, 12/17/07	7,500,182

		91,354,383

Banks – Foreign – 1.23%
10,000,000	Barclays Bank PLC, 5.72%, 1/7/08(c)	9,999,462
7,500,000	BNP Paribas, 5.66%, 4/3/08(c)	7,498,755

		17,498,217

Total Certificates of Deposit (Cost $183,861,561)		183,861,561

Corporate Bonds – 59.99%
Banks – Australia/New Zealand – 4.05%
7,500,000	Australia & New Zealand Banking Group, 5.64%, 12/5/11(b)(c)	7,500,000
20,000,000	Westpac Banking Corp., 5.32%, 1/15/08(c)	19,999,958
15,000,000	Westpac Banking Corp., 5.68%, 12/7/07(c)	14,999,895
15,000,000	Westpac Banking Corp., 5.74%, 2/16/11(b)(c)	15,000,000

		57,499,853

Banks – Domestic – 12.74%
25,000,000	Fortis Bank New York, 5.34%, 7/19/12(c)	25,000,000
10,000,000	Marshall & Ilsley Bank, 3.80%, 2/8/08	9,949,335
22,000,000	Marshall & Ilsley Bank, 5.75%, 12/15/11(c)	22,003,976

45

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Prime Money Market Fund (cont.)

Principal Amount		Value

$11,000,000	National City Bank, 5.41%, 1/10/08(b)	$11,002,079
55,000,000	National City Bank, 5.49%, 2/13/08(b)	55,004,673
10,000,000	PNC Bank NA, 5.67%, 1/2/08(b)	9,999,240
5,000,000	Southtrust Bank, 3.13%, 5/15/08	4,934,766
18,200,000	US Bank NA, 5.68%, 3/31/08(b)	18,199,047
6,510,000	US Bank NA, 5.74%, 12/5/07(b)	6,510,053
10,500,000	Wachovia Bank NA, 4.38%, 8/15/08	10,427,543
4,000,000	Wells Fargo & Co., 5.87%, 3/10/08(b)	4,001,650
4,000,000	World Savings Bank, 4.13%, 3/10/08	3,979,404

		181,011,766

Banks – Foreign – 16.69%
12,500,000	Bancaja US Debt SAU, 5.39%, 4/24/08(b)	12,500,000
22,500,000	Banco Espanol De Credito, 5.35%, 4/18/12(b)(c)	22,500,000
17,500,000	Bank of Ireland, 5.35%, 8/14/12(b)	17,500,000
5,000,000	Bank of Ireland, 5.49%, 7/19/11(b)(c)	5,000,000
12,500,000	Caja Ahorros Barcelona, 5.36%, 7/23/12(b)	12,500,000
25,000,000	Credit Agricole (London), 5.18%, 3/22/12(b)(c)	25,000,000
7,500,000	HBOS Treasury Services PLC, 5.79%, 12/7/11(b)(c)	7,500,000
38,000,000	Kommunal Kredit International Bank Lt., 5.39%, 7/13/12(b)	38,000,000
30,000,000	Lloyds TSB Group PLC, 5.79%, 6/5/12(b)(c)	30,000,000
5,000,000	Royal Bank of Scotland PLC, 5.24%, 12/21/07(b)(c)	4,997,786
15,000,000	Royal Bank of Scotland PLC, 5.37%, 4/11/08(b)(c)	15,003,109
10,000,000	Santander Totta Ireland PLC, 5.82%, 3/7/12(b)(c)	10,000,000
16,500,000	Svenska Handelsbanken, 5.12%, 11/21/11(b)(c)	16,500,000
20,000,000	Svenska Handelsbanken, 5.77%, 4/12/12(b)(c)	20,000,000

		237,000,895

Chemicals – 1.76%
$25,000,000	BASF Finance Europe NV, 5.35%, 7/20/10(b)	$25,000,000

Finance – Automotive – 3.34%
6,000,000	American Honda Finance Corp., 5.20%, 12/27/07(b)(c)	6,000,406
6,500,000	American Honda Finance Corp., 5.36%, 8/6/08(b)	6,500,000
20,000,000	American Honda Finance Corp., 5.47%, 2/20/08(b)(c)	20,000,000
15,000,000	American Honda Finance Corp., 5.67%, 12/6/07(b)(c)	15,000,000

		47,500,406

Finance – Diversified Domestic – 3.40%
11,000,000	American Express, 5.80%, 6/13/08(b)	11,001,863
5,600,000	Merrill Lynch & Co., 5.34%, 8/22/08(b)	5,600,000
5,250,000	Morgan Stanley, 5.49%, 11/9/07(b)	5,250,834
15,000,000	Morgan Stanley, 5.49%, 1/18/08(b)	15,006,779
400,000	Rio Bravo LLC, 5.20%, 12/1/33(b)	400,000
10,000,000	Unilever Capital Corp., 5.80%, 6/11/12(b)	10,000,000
1,000,000	US Central Federal Credit, 2.75%, 5/30/08	982,313

		48,241,789

Finance – Diversified Foreign – 1.76%
25,000,000	UBS AG Stamford CT, 5.72%, 9/16/08(b)	25,000,000

Forest & Paper Products – 0.84%
12,000,000	Kimberly-Clark Corp., 5.26%, 12/19/07(b)(c)	12,000,000

Information Technology – 1.76%
25,000,000	IBM Corp., 5.83%, 12/8/10(b)(c)	25,000,000

Insurance – 12.59%
25,000,000	AIG Matched Funding Corp., 5.79%, 2/6/08(b)	24,997,391
9,500,000	Allstate Financial Global Funding, 4.25%, 9/10/08(b)	9,411,013
6,500,000	Allstate Life Global Funding Trust, 5.36%, 8/1/08(c)	6,500,000

46

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Prime Money Market Fund (cont.)

Principal Amount		Value

$7,500,000	Allstate Life Global Funding Trust, 5.69%, 4/3/12(c)	$7,500,000
13,000,000	Allstate Life Global Funding Trust, 5.79%, 1/11/12(c)	13,000,000
15,000,000	ING Verzekeringen, NV, 5.69%, 1/4/12(b)(c)	15,000,000
8,000,000	MetLife Global Funding, 2.60%, 6/19/08(b)	7,852,582
25,000,000	Metropolitan Life Global Funding I, 5.13%, 2/21/17(b)(c)	25,000,000
12,000,000	Monument Global Funding 2007-F, 5.57%, 3/20/08(b)(c)	12,000,000
7,500,000	Monumental Global Funding II, 5.57%, 12/20/07(b)(c)	7,500,000
20,000,000	Nationwide Life Global Funding, 5.12%, 12/27/11(b)(c)	20,000,000
30,000,000	Nationwide Life Global Funding, 5.80%, 7/11/12(c)	30,000,000

		178,760,986

Manufacturing – 1.06%
15,000,000	3M Co., 5.66%, 12/12/10(b)(c)	15,015,141

Total Corporate Bonds (Cost $852,030,836)		852,030,836

Shares or Principal Amount		Value

Taxable Municipal Bonds – 1.06%
Florida – 1.06%
15,000,000	Florida Hurricane Catastrophe, 5.96%, 11/17/08(c)	15,000,000

Total Taxable Municipal Bonds (Cost $15,000,000)		15,000,000

Investment Companies – 0.20%
$2,861,273	Wells Fargo Prime Investment Money Market Fund	$2,861,273

Total Investment Companies (Cost $2,861,273)		2,861,273

Total Investments (Cost $1,411,967,080) (d) – 99.4%		1,411,967,080
Other assets in excess of liabilities – 0.6%		8,265,186

NET ASSETS – 100.0%		$1,420,232,266

(a) Rate represents the effective yield at purchase.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.

(c) Variable rate security. The rate reflected in the Statement of Investments is the rate in effect on September 30, 2007. The maturity date represents the actual maturity date. Securities’ effective maturity resets on a weekly or monthly basis.

(d) Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

LLC – Limited Liability Co.

PLC – Public Liability Co.

See notes to financial statements.

47

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund

September 30, 2007

Principal Amount		Value

Municipal Bonds – 98.29%
Alabama – 1.83%
$2,640,000	Birmingham, 3.89%, 6/1/11, (LOC Regions Bank)(a)	$2,640,000
5,000,000	Birmingham Medical Clinic Board Revenue, 3.87%, 12/1/26, (LOC Suntrust Bank)(a)	5,000,000
2,800,000	Jefferson County Al Public Parks & Recreation Board Revenue (YMCA of Birmingham, AL), 3.88%, 9/1/25, (LOC AmSouth Bank)(a)	2,800,000

		10,440,000

Arizona – 0.90%
605,000	Maricopa County IDA MFHR (Gran Victoria Housing LLC), 3.88%, 4/15/30, (FNMA Insured)(a)	605,000
2,080,000	Phoenix IDA Revenue (Valley of the Sun YMCA), 4.05%, 1/1/31, (LOC Wells Fargo Bank)(a)	2,080,000
2,450,000	Tourism & Sports Authority Tax Revenue, 3.92%, 7/1/21, (MBIA Insured), Callable 7/1/13 @ 100(a)	2,450,000

		5,135,000

California – 1.17%
6,660,000	Deutsche Bank Spears/Lifers Trust Various States, 3.95%, 2/1/33, (AMBAC Insured)(a)	6,660,000

Colorado – 4.53%
1,000,000	Aurora Centretech Metropolitan District, Series A, 3.70%, 12/1/28, (LOC BP Amoco)(a)	1,000,000
5,245,000	Aurora Water Improvement Revenue, 3.92%, 2/1/15, (AMBAC Insured)(a)	5,245,000
3,625,000	Colorado Educational & Cultural Facilities Authority Revenue, 3.89%, 7/1/31, (LOC AmSouth Bank)(a)	3,625,000
$1,000,000	Colorado Educational & Cultural Facilities Authority Revenue, 4.04%, 6/1/37, (LOC U.S Bank N.A.)(a)	$1,000,000
2,525,000	Colorado Educational & Cultural Facilities Authority Revenue (Akiba Academy of Dallas), 4.04%, 2/1/34, (LOC Bank of America)(a)	2,525,000
1,375,000	Colorado Educational & Cultural Facilities Authority Revenue (Council for Jewish Elderly Chicago, IL), 4.04%, 2/1/25, (LOC Bank of America N.A.)(a)	1,375,000
1,400,000	Colorado Educational & Cultural Facilities Authority Revenue (Jewish Federation of Metropolitan Chicago, IL), 4.04%, 9/1/37, (LOC Bank of America N.A.)(a)	1,400,000
1,200,000	Colorado Educational & Cultural Facilities Authority Revenue (Madlyn & Leonard Abramson Center for Jewish Life), 4.04%, 12/1/34, (LOC National Bank of Detroit)(a)	1,200,000
4,810,000	Parker Automotive Metropolitan District, 3.70%, 12/1/34, (LOC U.S. Bank)(a)	4,810,000
3,600,000	Thornton Multifamily Revenue (Lincoln-FS Quail Ridge LP), 3.80%, 4/1/10, (FHLMC Insured)(a)	3,600,000

		25,780,000

District of Columbia – 0.74%
2,500,000	District of Columbia, 3.91%, 6/1/36, (FGIC Insured), Callable 6/1/17 @ 100(a)	2,500,000
1,700,000	District Revenue (Internships & Academic), 3.88%, 7/1/36, (LOC Branch Banking & Trust)(a)	1,700,000

		4,200,000

48

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

Principal Amount		Value

Florida – 13.72%
$800,000	Collier County Health Facilities Authority (The Moorings, Inc.), 3.88%, 12/1/24, (LOC Wachovia Bank)(a)	$800,000
5,670,000	Dade County Special Revenue (Youth Fair & Exposition Project), 3.87%, 8/1/15, (LOC Suntrust Bank)(a)	5,670,000
4,105,000	Enhanced Return Puttable Floating Option Tax Exempt Receipts, 3.97%, 4/1/34, (AMBAC Insured)(a)(b)	4,105,000
8,580,000	Enhanced Return Puttable Floating Option Tax Exempt Receipts Revenue, 3.97%, 7/1/22, (MBIA Insured)(a)(b)	8,580,000
1,800,000	Indiana River County Revenue (St. Edward’s School), 3.89%, 7/1/27, (LOC Wachovia Bank)(a)	1,800,000
1,100,000	Jacksonville Health Facilities Authority Hospital Revenue (Baptist Medical Center), 4.00%, 8/15/33, (LOC Bank of America N.A.)(a)	1,100,000
1,435,000	Key West Utility Board Electric Revenue, 3.99%, 10/1/22, (MBIA Insured)(a)	1,435,000
6,470,000	Miami Health Facilities Authority Revenue, 3.87%, 8/1/26, (LOC Suntrust Bank)(a)	6,470,000
3,000,000	Miami-Dade County Industrial Development Authority Revenue, 3.86%, 6/1/31, (LOC Regions Bank)(a)	3,000,000
1,250,000	Miami-Dade County IDA Revenue (The Convent of the Sacred Heart School of Miami, Inc., Miami, FL), 3.86%, 6/1/24, (LOC Suntrust Bank)(a)	1,250,000
1,000,000	Miami-Dade County Special Obligation, 3.92%, 4/1/25, (AMBAC Insured), Callable 4/1/17 @ 100(a)	1,000,000
$6,800,000	Miami-Dade County Water & Sewer Revenue, 3.92%, 10/1/15, (XLCA Insured)(a)	$6,800,000
5,485,000	Orange County Sales Tax Revenue, 3.92%, 1/1/32, (FGIC Insured), Callable 1/1/13 @ 100(a)	5,485,000
3,755,000	Palm Beach County Revenue, 3.89%, 1/1/37, (LOC Wachovia Bank)(a)	3,755,000
6,065,000	Puttable Floating Option Tax-Exempt Receipts, 3.99%, 8/1/23, (FGIC Insured), Callable 8/1/17 @ 100(a)	6,065,000
4,995,000	Tallahassee Energy System Revenue, 3.92%, 4/1/15, (MBIA Insured)(a)	4,995,000
5,500,000	Tampa Health Care Facilities Revenue (Lifelink Foundation, Inc.), 3.87%, 8/1/22, (LOC Suntrust Bank)(a)	5,500,000
3,885,000	Temple Terrace Revenue (Lifepath Hospice and Palliative Care, Inc.), 3.87%, 12/1/30, (LOC Suntrust Bank)(a)	3,885,000
6,375,000	Volusia County School Board, 4.15%, 8/1/32, (FSA Insured), Callable 8/1/17 @ 100(a)	6,375,000

		78,070,000

Georgia – 5.81%
1,415,000	Clayton County MFHR (BS Partners), 3.85%, 9/1/26, (FNMA Insured)(a)	1,415,000
4,540,000	Cobb County Development Authority Revenue (Institute Nuclear Power), 3.87%, 2/1/13, (LOC Suntrust Bank)(a)	4,540,000
3,000,000	Columbus Hospital Authority Revenue, 3.87%, 1/1/18, (LOC Suntrust Bank)(a)	3,000,000
5,000,000	Fulco Hospital Authority Revenue (Shepherd Center, Inc. Project), 3.88%, 9/1/17, (LOC Wachovia Bank)(a)	5,000,000

49

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

Principal Amount		Value

$2,400,000	Gainesville Redevelopment Authority Revenue (Brenau University), 3.87%, 12/1/24, (LOC Suntrust Bank)(a)	$2,400,000
2,705,000	Gwinnett County Development Authority Revenue, 3.87%, 4/1/18, (LOC Suntrust Bank)(a)	2,705,000
4,600,000	Gwinnett County Development Authority Revenue (Wesleyan School, Inc.), 3.87%, 11/1/19, (LOC Suntrust Bank)(a)	4,600,000
4,300,000	Macon-Bibb County Hospital Authority Revenue, 3.87%, 12/1/18, (LOC Suntrust Bank)(a)	4,300,000
5,095,000	Milledgeville & Baldwin County Development Authority Student Housing Revenue, 3.92%, 10/1/16, (AMBAC Insured)(a)	5,095,000

		33,055,000

Idaho – 0.42%
2,400,000	Idaho Health Facilities Authority Revenue (St. Lukes Regional Medical Center), 4.06%, 7/1/30, (FSA Insured)(a)	2,400,000

Illinois – 8.66%
9,965,000	Chicago O’Hare International Airport Revenue, 3.91%, 1/1/33, (FGIC Insured), Callable 1/1/16 @ 100(a)	9,965,000
1,000,000	Chicago Waterworks Revenue, 5.25%, 11/1/23, Prerefunded 11/1/07 @ 102	1,021,344
3,000,000	Crestwood Tax, Increment Revenue, 3.90%, 12/1/23, (LOC Fifth Third Bank)(a)	3,000,000
4,500,000	De Witt Ford Etc Counties Community College District No 540, 3.92%, 6/1/15, (FSA Insured)(a)	4,500,000
$2,785,000	Enhanced Return Puttable Floating Option Tax Exempt Receipts, 3.97%, 3/1/22, (MBIA Insured)(a)(b)	$2,785,000
2,700,000	Galesburg Revenue (Knox College), 3.88%, 7/1/24, (LOC LaSalle Bank)(a)	2,700,000
4,800,000	Galesburg Revenue (Knox College), 3.88%, 3/1/31, (LOC LaSalle Bank)(a)	4,800,000
2,000,000	Illinois Finance Authority Revenue, 3.92%, 5/15/15, (MBIA Insured)(a)	2,000,000
5,810,000	Illinois Municipal Electric Agency Power Supply, 3.92%, 2/1/27, (FGIC Insured), Callable 2/1/17 @ 100(a)	5,810,000
6,000,000	Puttable Floating Option Tax Exempt Receipts, 3.95%, 4/1/32, (FGIC Insured), Callable 10/1/17 @ 100(a)(b)	6,000,000
2,730,000	State Development Finance Authority Revenue (Westside Health), 3.88%, 12/1/29, (LOC LaSalle Bank)(a)	2,730,000
4,000,000	Will County Community Unit School District No 365 Valley View, 3.93%, 11/1/25, (MBIA Insured)(a)	4,000,000

		49,311,344

Indiana – 5.31%
4,365,000	Danville 5/6 & 7/8 School Building Corp. Revenue, 3.92%, 1/15/27, (FSA Insured), Callable 7/15/16 @ 100(a)	4,365,000
3,780,000	Eclipse Funding Trust, 3.91%, 7/1/27, (MBIA Insured), Callable 7/1/16 @ 100(a)	3,780,000
2,050,000	Indiana Municipal Power Agency Supply Systems Revenue, 3.88%, 1/1/18, (LOC Dexia Credit Local)(a)	2,050,000

50

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

Principal Amount		Value

$3,240,000	Puttable Floating Option Tax Exempt Receipts, 3.99%, 12/1/23, (FGIC Insured)(a)(b)	$3,240,000
2,130,000	State Health Facilities Finance Authority Revenue (Deaconess Hospital), 3.88%, 1/1/22, (LOC Fifth Third Bank)(a)	2,130,000
12,395,000	State Hospital Equipment Financing Authority Revenue, 3.88%, 12/1/15, (MBIA Insured)(a)	12,395,000
2,275,000	Vincennes University Revenue, 3.88%, 10/1/24, (LOC JP Morgan Chase Bank)(a)	2,275,000

		30,235,000

Iowa – 1.92%
2,000,000	Iowa Higher Education Loan Authority Revenue (Loras College), 4.05%, 11/1/30, (LOC Lasalle Bank N.A.)(a)	2,000,000
1,770,000	State Higher Education Authority Revenue (Palmer Chiropractic), 3.88%, 4/1/27, (LOC LaSalle Bank)(a)	1,770,000
5,000,000	State School Cash Anticipation Program, Series B, 4.25%, 1/25/08, (FSA Insured)	5,010,277
2,150,000	Woodbury County Educational Facilities Revenue, 3.89%, 11/1/16, (LOC U.S. Bank)(a)	2,150,000

		10,930,277

Kansas – 1.13%
1,395,000	Olathe Health Facilities Revenue (Olathe Medical Center), 4.05%, 9/1/32, (AMBAC Insured)(a)	1,395,000
5,015,000	Reno County Unified School District No 308 Hutchinson, 3.92%, 3/1/15, (MBIA Insured)(a)	5,015,000

		6,410,000

Kentucky – 0.42%
$1,300,000	Christian County Association of County Leasing Trust Lease Program, 4.04%, 4/1/37, (LOC U.S. Bank N.A.)(a)	$1,300,000
1,100,000	Christian County Association of County Leasing Trust Lease Program, 4.04%, 8/1/37, (LOC U.S. Bank N.A.)(a)	1,100,000

		2,400,000

Louisiana – 0.56%
3,200,000	Louisiana Public Facilities Authority Revenue, 3.86%, 4/1/36, (LOC FHLMC)(a)	3,200,000

Maryland – 3.86%
21,950,000	Montgomery County Housing Opportunities MFHR (Oakwood Apartments), 3.88%, 11/1/07, (FHLMC Insured)(a)	21,950,000

Michigan – 2.09%
1,495,000	Ecorse Public School District, 3.92%, 5/1/22, (FSA Insured), Callable 5/1/15 @ 100(a)	1,495,000
1,900,000	Macomb County Hospital Finance Authority Hospital Revenue (Mount Clemens General Hospital, Inc.), 4.06%, 10/1/20, (LOC Comerica Bank)(a)	1,900,000
1,000,000	Michigan State Building Authority Revenue, 3.92%, 10/15/24, (AMBAC, MBIA Insured)(a)	1,000,000
2,000,000	Puttable Floating Opt Tax Exempt Receipts, 3.95%, 10/15/17, Callable 10/15/11 @ 100(a)	2,000,000
5,500,000	State Strategic Fund Limited Obligation Revenue (The Edison Institute), 4.05%, 12/1/33, (LOC Comerica Bank)(a)	5,500,000

		11,895,000

51

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

Principal Amount		Value

Minnesota – 4.05%
$8,035,000	Burnsville Multifamily Revenue (Southwind Apartments Project), 3.88%, 1/1/35, (FHLMC Insured)(a)	$8,035,000
1,290,000	Higher Education Facilities Authority Revenue (Olaf College), 4.05%, 10/1/32, (LOC Harris Trust)(a)	1,290,000
4,995,000	Inver Grove Heights Senior Housing Revenue, 3.88%, 5/15/35, (FNMA Insured)(a)	4,995,000
720,000	Minneapolis Revenue (Catholic Charities Projects), 3.88%, 11/1/16, (LOC Wells Fargo Bank)(a)	720,000
1,200,000	Minnetonka MFHR (Minnetonka Hills Apartments), 3.88%, 11/15/31, (FNMA Insured)(a)	1,200,000
4,465,000	Oak Park Heights MFHR (Boutwells Landing), 3.88%, 11/1/35, (FHLMC Insured)(a)	4,465,000
1,345,000	Spring Lake Park Senior Housing Revenue (Noah’s Ark Affordable Housing), 3.88%, 2/15/33, (FNMA Insured)(a)	1,345,000
1,000,000	St Paul Port Authority District Cooling Revenue (District Cooling St. Paul, Inc.), 3.85%, 3/1/24, (LOC Dexia Credit Local)(a)	1,000,000

		23,050,000

Mississippi – 2.18%
6,800,000	Mississippi Business Finance Commission Gulf Opportunity Zone (SG Resources Mississippi LLC), 3.87%, 5/1/32, (LOC Suntrust Bank)(a)	6,800,000
5,620,000	Mississippi Business Finance Corp. Revenue (Jackson Academy, Inc.), 3.88%, 8/1/25, (LOC AmSouth Bank)(a)	5,620,000

		12,420,000

Missouri – 3.60%
$4,000,000	Independence IDA MFHR (Mansions Project), 3.86%, 8/1/35, (FHLMC Insured)(a)	$4,000,000
8,475,000	Missouri Joint Municipal Electric Utility Commission Power Project Revenue, 3.92%, 1/1/34, (AMBAC Insured), Callable 1/1/16 @ 100(a)	8,475,000
2,580,000	Missouri State Development Finance Board Lease Revenue, 4.05%, 6/1/33, (LOC U.S. Bank N.A.)(a)	2,580,000
1,000,000	Puttable Floating Option Tax Exempt Receipts, 3.99%, 4/1/27, (XLCA Insured)(a)(b)	1,000,000
4,410,000	SCA Tax Exempt Trust, 3.96%, 1/1/30, (FSA Insured)(a)(b)	4,410,000

		20,465,000

Nebraska – 0.23%
1,290,000	Omaha Convention Hotel Corp. Revenue, 3.92%, 2/1/35, (AMBAC Insured), Callable 2/1/17 @ 100(a)	1,290,000

New Jersey – 0.75%
4,295,000	New Jersey Health Care Facilities Financing Authority Revenue, 3.89%, 7/1/23, (FGIC Insured), Callable 11/13/07 @ 100(a)	4,295,000

North Carolina – 1.72%
5,775,000	North Carolina Medical Care Commission Health Care Facilities Revenue (Angel Medical Center, Inc.), 3.89%, 4/1/31, (LOC Wachovia Bank N.A.)(a)	5,775,000
4,000,000	North Carolina Medical Care Commission Hospital Revenue (Iredell Memorial Hospital, Inc., Brookdale & Hartness Road Statesville, NC), 4.10%, 10/1/37, (LOC Bank of America N.A.)(a)	4,000,000

		9,775,000

52

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

Principal Amount		Value

Ohio – 3.41%
$6,000,000	Clinton County Airport Facilities Revenue, 3.89%, 6/1/11, (LOC Wachovia Bank)(a)	$6,000,000
5,325,000	Deutsche Bank Spears/Lifers Trust Various States, 3.95%, 1/1/22, (FSA Insured), Callable 1/1/17 @ 100(a)	5,325,000
1,000,000	Lucas County Bond Anticipation Notes, 3.60%, 10/10/07	1,000,019
6,655,000	Puttable Floating Option Tax-Exempt Receipts, 3.95%, 2/15/11, (FSA Insured)(a)	6,655,000
445,000	Warren County Health Care Facilities Revenue (Otterbein Homes Project), 3.86%, 7/1/23, (LOC Fifth Third Bank)(a)	445,000

		19,425,019

Oklahoma – 0.86%
4,900,000	Payne County Economic Development Authority Student Housing Revenue, 3.88%, 7/1/32, (AMBAC Insured)(a)	4,900,000

Pennsylvania – 2.71%
1,065,000	Allegheny County Industrial Development Authority Revenue (Oakland Catholic High School), 3.88%, 6/1/38, (LOC PNC Bank N.A.)(a)	1,065,000
1,975,000	Chester County Industrial Development Authority Revenue (Archdiocese of Philadelphia), 4.12%, 7/1/31, (LOC Wachovia Bank N.A.)(a)	1,975,000
4,150,000	Lancaster County Convention Center Authority Hotel Room Rent Tax Revenue, 3.87%, 3/1/47, (LOC Wachovia Bank N.A.)(a)	4,150,000
2,210,000	Pittsburgh Water & Sewer Authority Revenue, 3.91%, 12/1/27, (AMBAC Insured), Callable 6/1/12 @ 100(a)	2,210,000
$6,000,000	Wilkes-Barre Finance Authority College Revenue, 3.88%, 5/1/37, (LOC PNC Bank)(a)	$6,000,000

		15,400,000

Rhode Island – 0.56%
3,200,000	State Health & Educational Building Corp. Revenue, 3.90%, 6/1/37, (LOC Bank of America)(a)	3,200,000

South Carolina – 0.26%
1,500,000	Charleston County Hospital Facilities Revenue (Carealliance Health Services), 4.10%, 8/15/30, (LOC Bank of America N.A.)(a)	1,500,000

Tennessee – 2.71%
4,500,000	Pulaski & Giles County Industrial Development Board Revenue, 3.89%, 1/1/24, (LOC AmSouth Bank)(a)	4,500,000
10,915,000	Shelby County Health Educational & Housing Facilities Board Residential Care, 3.87%, 12/1/13, (LOC BNP Paribas)(a)	10,915,000

		15,415,000

Texas – 12.35%
2,385,000	Aldine Independent School District, 3.92%, 2/15/15, (PSF-Guaranteed)(a)	2,385,000
3,030,000	Bexar County Housing Finance Corp., 3.85%, 2/15/30, (FNMA Insured)(a)	3,030,000
3,890,000	Colony, 3.92%, 8/15/15, (XLCA Insured)(a)	3,890,000
3,855,000	Crawford Educational Facilities Revenue (Woodlands Academy), 3.90%, 6/1/18, (LOC U.S. Bank)(a)	3,855,000
3,000,000	Del Valle Independent School District, 3.92%, 8/15/14, (PSF-Guaranteed)(a)	3,000,000
5,320,000	Houston, 3.92%, 3/1/13, (AMBAC Insured)(a)	5,320,000

53

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

Principal Amount		Value

$12,000,000	Houston Water & Sewer System Revenue, 5.40%, 12/1/23, (FGIC Insured)	$12,270,630
845,000	North Central Texas Health Facility Development Corp. Revenue (Methodist Hospitals of Dallas), 4.05%, 10/1/15, (MBIA Insured)(a)	845,000
6,070,000	Panhandle Independent School District, 3.92%, 8/15/15, (PSF-Guaranteed)(a)	6,070,000
4,830,000	Puttable Floating Option Tax-Exempt Receipts, 3.99%, 3/1/22, (FSA Insured), Callable 3/1/17 @ 100(a)	4,830,000
4,525,000	Puttable Floating Option Tax-Exempt Receipts, 3.99%, 2/15/25, (PSF-Guaranteed), Callable 2/15/17 @ 100(a)	4,525,000
17,500,000	Texas St Research Division, 4.50%, 8/28/08	17,627,043
2,635,000	Victoria Independent School District, 3.92%, 2/15/15, (PSF-Guaranteed)(a)	2,635,000

		70,282,673

Utah – 1.11%
2,800,000	Duchesne School District Municipal Building Authority Lease Revenue, 3.89%, 6/1/21, (LOC U.S. Bank)(a)	2,800,000
1,600,000	Emery County Pollution Control Revenue (Pacificorp), 4.04%, 11/1/24, (AMBAC Insured)(a)	1,600,000
805,000	Sanpete County School Facilities Revenue (Wasatch Academy), 3.89%, 8/1/28, (LOC U.S. Bank)(a)	805,000
1,090,000	Utah Transit Authority Sales Tax Revenue, 4.01%, 6/15/36, (LOC Fortis Bank SA/NV)(a)	1,090,000

		6,295,000

Vermont – 0.69%
$3,915,000	Vermont Municipal Bond Bank, 3.92%, 12/1/26, (FSA Insured), Callable 12/1/17 @ 100(a)	$3,915,000

Virginia – 2.55%
14,500,000	Virginia Small Business Financing Authority Healthcare Facilities Revenue (Friendship Health & Rehab Center, Inc.), 3.89%, 7/1/22, (LOC Wachovia Bank N.A.)(a)	14,500,000

Washington – 1.55%
5,005,000	Grant County Public Utility, 3.92%, 1/1/37, (MBIA Insured), Callable 1/1/17 @ 100(a)	5,005,000
300,000	Richland Golf Enterprise Revenue, 3.88%, 12/1/21, (LOC Bank of America)(a)	300,000
2,490,000	Seattle Housing Authority Low Income Housing Assistance Revenue, 3.87%, 12/1/24, (LOC Wells Fargo Bank)(a)	2,490,000
1,025,000	State Housing & Finance Commission Nonprofit Revenue (Annie Wright School), 3.95%, 12/1/23, (LOC Bank of America)(a)	1,025,000

		8,820,000

West Virginia – 0.36%
2,068,500	West Virginia Water Development Authority Revenue, 3.91%, 11/1/35, (FSA Insured), Callable 11/1/15 @ 100(a)	2,068,500

Wisconsin – 2.73%
6,640,000	Green Bay Water Systems Revenue, 3.99%, 11/1/29, (FSA Insured), Callable 11/1/19 @ 100(a)	6,640,000
3,000,000	School District Cash Flow Management Program, Certificate of Participation, Series B, 4.25%, 11/1/07	3,001,825

54

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

Principal Amount		Value

$2,175,000	State Municipalities Private School Finance Commission Revenue (Fox Valley Lutheran High School), 3.90%, 3/1/23, (LOC U.S. Bank)(a)	$2,175,000
2,200,000	Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care Metro, Inc.), Series C, 4.05%, 4/1/28, (LOC Marshall & Ilsley)(a)	2,200,000
1,500,000	Wisconsin State, 3.99%, 5/1/10, (FGIC Insured)(a)	1,500,000

		15,516,825

Wyoming – 0.84%
$4,800,000	Sweetwater County Pollution Control Revenue (Pacificorp), 3.88%, 7/1/15, (LOC Barclays Bank PLC)(a)	$4,800,000

Total Municipal Bonds (Cost $559,404,638)		559,404,638

Shares or Principal Amount		Value

Commercial Paper – 1.07%
Florida – 1.07%
6,100,000	Cape Coral, 3.72%, 1/10/08, (LOC Bank of America)	6,100,000

Total Commercial Paper (Cost $6,100,000)		6,100,000

Investment Companies – 0.23%
1,275,866	Federated Tax Exempt Money Market Fund	1,275,866

Total Investment Companies (Cost $1,275,866)		1,275,866

Total Investments (Cost $566,985,504) (c) – 99.59%		566,780,504
Other assets in excess of liabilities – 0.41%		2,337,187

NET ASSETS – 100.0%		$569,117,691

(a)   Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2007. The maturity date represents the actual maturity date. Securities’ effective maturity resets on a weekly or monthly basis.

(b)   Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.

(c)   Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

AMBAC – Insured by American Municipal Bond Insurance Assurance Corp.

FGIC – Insured by Financial Guaranty Insurance Co.

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

FSA – Insured by Federal Financial Security Assurance

GO – General Obligation

IDA – Industrial Development Agency

IDR – Industrial Development Revenue

LLC – Limited Liability Co.

LOC – Line Letter of Credit

LP – Limited Partnership

MBIA – Insured by Municipal Bond Insurance Organization Association

MFHR – Multi-Family Housing Revenue

PLC – Public Liability Co.

PSF – Permanent School Fund

XLCA – XL Capital Assurance

See notes to financial statements.

55

 SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Treasury Plus Money Market Fund

September 30, 2007

Shares or Principal Amount		Value

Repurchase Agreement – 99.51%
$2,000,000	Morgan Stanley dated 9/28/07; due 10/1/07 at 3.95% with maturity value of $2,000,658 (fully collateralized by U.S. Treasury Note with maturity date of 1/15/11 at rate of 4.25%)	$2,000,000

Total Repurchase Agreement (Cost $2,000,000)		2,000,000

Investment Companies – 1.42%
28,614	Wells Fargo Prime Investment Money Market Fund	28,614

Total Investment Companies (Cost $28,614)		28,614

Total Investments (Cost $2,028,614) (a) – 100.9%		2,028,614
Liabilities in excess of other assets – (0.9)%		(18,753)

NET ASSETS – 100.0%		$2,009,861

(a)   Tax cost of securities is equal to book cost of securities.

See notes to financial statements.

56

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Tamarack Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund, Institutional Tax-Free Money Market Fund and Treasury Plus Money Market Fund [six of the portfolios constituting the Tamarack Funds Trust (the “Funds”)] as of September 30, 2007, and the related statements of operations for the year then ended. We have audited the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended September 30, 2007, for the period from August 1, 2004 through September 30, 2004, and for the years ended July 31, 2004 and July 31, 2003 for Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund, and Institutional Tax-Free Money Market Fund. We have audited the statement of changes in net assets and financial highlights for each of the two periods in the period ended September 30, 2007 for Treasury Plus Money Market Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Tamarack Funds Trust referred to above as of September 30, 2007, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
November 28, 2007

57

 MANAGEMENT (Unaudited)

Independent Trustees(1)

T. Geron Bell (66)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-present); prior thereto President of the Minnesota Twins Baseball Club Incorporated (1987-present); Director, Great Hall Investment Funds, Inc. (1993-2004); Trustee, J&B Funds (2003-2004); Director, Babson Funds (2003-2004).

Number of Portfolios in Fund Complex Overseen: 15

Lucy Hancock Bode (56)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant; Director, RBC Funds (1994-2004).

Number of Portfolios in Fund Complex Overseen: 15

Leslie H. Garner Jr. (57)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: President, Cornell College; Director, RBC Funds (1994-2004).

Number of Portfolios in Fund Complex Overseen: 15

Ronald James (56)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000-present); Director, Great Hall Investment Funds, Inc. (1993-2004); Trustee, J&B Funds (2003-2004); Director, Babson Funds (2003-2004).

Number of Portfolios in Fund Complex Overseen: 15

John A. MacDonald (58)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Hall Family Foundation; Trustee, J&B Funds (2001-2004).

Number of Portfolios in Fund Complex Overseen: 15

H. David Rybolt (65)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting); Director, Babson Funds (1992-2004).

Number of Portfolios in Fund Complex Overseen: 15

James R. Seward (54)

Position Held with Fund: Trustee; Since January, 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000-present); Trustee, J&B Funds (2001-2004); CFA.

Number of Portfolios in Fund Complex Overseen: 15

(1)	Unless otherwise specified, the address of each trustee/officer is Tamarack Funds, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

58

 MANAGEMENT (Unaudited)

Independent Trustees(1)

William B. Taylor (62)

Position Held with Fund: Trustee; Since September, 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003-present); Partner (until 2003) Ernst & Young LLP.

Number of Portfolios in Fund Complex Overseen: 15

Interested Trustees(1)

Erik R. Preus (42)

Position Held with Fund: Trustee; Since September, 2005

Principal Occupation(s) During Past 5 Years: President and CEO, Tamarack Funds (2006 to present); Head of Retail Asset Management, Voyageur Asset Management (2006-present); Director, President and Chief Executive Officer, Tamarack Distributors Inc. (2005-present); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Counseling Services, RBC Dain Rauscher (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments and its predecessor firm, Nicholas Applegate (2001-2003).

Number of Portfolios in Fund Complex Overseen: 15

Executive Officers(1)

Erik R. Preus (42)

Position Held with Fund: President and Chief Executive Officer; Since September, 2006

Principal Occupation(s) During Past 5 Years: Head of Retail Asset Management, Voyageur Asset Management (2006-present); Director, President and Chief Executive Officer, Tamarack Distributors Inc. (2005-present); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Counseling Services, RBC Dain Rauscher (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments and its predecessor firm, Nicholas Applegate (2001-2003).

David P. Lux (52)

Position Held with Fund: Chief Financial Officer; Since September, 2005

Principal Occupation(s) During Past 5 Years: Treasurer, Tamarack Funds (2005 to 2007); Vice President and Director, Mutual Funds, Voyageur Asset Management (2006-present); Director, Tamarack Distributors Inc. (2006-present); Controller, Tamarack Funds (2004-2005); Vice President and Mutual Funds Finance Manager, Voyageur Asset Management (2004-2006); Senior Financial Analyst, Voyageur Asset Management (2003-2004); Senior Financial Analyst, RBC Dain Rauscher (1995-2003).

James A. Gallo (43)

Address: PFPC Inc., 760 Moore Road, King of Prussia, PA 19406

Position Held with Fund: Treasurer Since September, 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, Fund Accounting and Administration, PFPC Inc. (2002-Present).

(1)	Unless otherwise specified, the address of each trustee/officer is Tamarack Funds, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

59

 MANAGEMENT (Unaudited)

Executive Officers(1)

Kathleen A. Gorman (43)

Position Held with Fund: Chief Compliance Officer Since April, 2006; and Assistant Secretary Since September, 2006

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, Voyageur Asset Management (2006-present); Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (1994-2004).

Martin A. Cramer (57)

Position Held with Fund: AML Compliance Officer and Privacy Officer; Since January, 2004 and Vice President since September 2006

Principal Occupation(s) During Past 5 Years: Vice President and Mutual Fund Administration Manager, Voyageur Asset Management (2003-present); Vice President, Tamarack Distributors Inc. (2007-present); Senior Compliance Officer, Tamarack Funds (2006-2007); Chief Compliance Officer, Tamarack Funds (2004-2006); Legal and Regulatory Affairs Vice President, Compliance Officer and Secretary, J&B (mutual fund management and distribution company) (1993-2003); Vice President, Assistant Secretary, Compliance Officer and AML Compliance Officer (2003-2004)(2), and formerly, Vice President, Compliance Officer and Secretary, Buffalo Fund Complex (1994-2003) and Secretary, Gold Bank Funds(3) (2001-2003).

Monica P. Ballard (38)

Position Held with Fund: Secretary and Chief Legal Officer; Since September, 2005

Principal Occupation(s) During Past 5 Years: Vice President and Senior Associate General Counsel, RBC Dain Rauscher (2004 to present); Counsel, Allianz Life (2002 to 2004); Associate Counsel, American Express Financial Advisors (1996 to 2002).

Gordon Telfer (41)

Position Held with Fund: Portfolio Strategist; Since March, 2004

Principal Occupation(s) During Past 5 Years: Senior Portfolio Manager, Voyageur Asset Management (2004-present); Managing Director, Voyageur Asset Management (2007-Present); Vice President, Voyageur Asset Management (2004–2007); Senior Portfolio Manager, Alliance Capital Management (2000-2003); Senior Vice President, Global Strategist, Scudder Kemper Investments (1997-2000).

Nancy M. Scinto (48)

Position Held with Fund: Chief Investment Officer, Equity Products; Since January, 2004

Principal Occupation(s) During Past 5 Years: Director of Research, Voyageur Asset Management (2003-present); Managing Director, Voyageur Asset Management (1999–present).

John M. Huber (39)

Position Held with Fund: Chief Investment Officer, Fixed Income Products; Since February, 2005

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Fixed Income, Voyageur Asset Management (2004-present); Principal and Senior Portfolio Manager, Galliard Capital Management (1995-2004).

(1)	Unless otherwise specified, the address of each trustee/officer is Tamarack Funds, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	Great Hall Investment Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson- Stewart Ivory International Fund, Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc., and Investors Mark Series Fund, Inc.
(3)	The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc., and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

60

 SUPPLEMENTAL INFORMATION (Unaudited)

Shareholder Expense Examples

As a shareholder of the Tamarack Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Tamarack Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 through September 30, 2007.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07	Annualized Expense Ratio During Period 4/1/07 - 9/30/07

Prime Money Market Fund	$1,000.00	$1,023.30	$4.06	0.80%
U.S. Government Money Market Fund	1,000.00	1,022.80	3.75	0.74%
Tax-Free Money Market Fund	1,000.00	1,015.30	3.54	0.70%
Institutional Prime Money Market Fund	1,000.00	1,026.00	1.37	0.27%
Institutional Tax-Free Money Market Fund	1,000.00	1,017.40	1.47	0.29%
Treasury Plus Money Market Fund	1,000.00	1,024.70	0.17	0.20%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one-half year period).

61

 SUPPLEMENTAL INFORMATION (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Tamarack Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07	Annualized Expense Ratio During Period 4/1/07 - 9/30/07

Prime Money Market Fund	$1,000.00	$1,021.06	$4.05	0.80%
U.S. Government Money Market Fund	1,000.00	1,021.36	3.75	0.74%
Tax-Free Money Market Fund	1,000.00	1,021.56	3.55	0.70%
Institutional Prime Money Market Fund	1,000.00	1,023.71	1.37	0.27%
Institutional Tax-Free Money Market Fund	1,000.00	1,023.61	1.47	0.29%
Treasury Plus Money Market Fund	1,000.00	1,024.07	1.01	0.20%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one-half year period).

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64

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of Tamarack Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2007.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Voyageur Asset Management serves as investment adviser for the Tamarack Funds. RBC Dain Rauscher Inc. is the distributor for all of the Tamarack Money Market Funds except for the Treasury Plus Money Market Fund. The Treasury Plus Money Market Fund is distributed by Tamarack Distributors Inc., member FINRA.

Tamarack Funds
P.O. Box 219757
Kansas City, MO 64121-9757

800-422-2766
www.voyageur.net

The Tamarack Funds are pleased to offer shareholder
reports printed entirely on Forest Stewardship Council certified paper.
FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

TF-MM AR 9-07

Item 2. Code of Ethics.

(a)   The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)   During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)   The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)   The audit committee financial expert is William B. Taylor, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
(a) Audit Fees	$328,600	$325,000
(b) Audit-Related Fees	111,650	106,100
(c) Tax Fees	70,000	66,400
(d) All Other Fees	0	0

Audit-related fees for both years relate to the mid-year review of the semi-annual report. Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

e)     (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) shall review and approve in advance any proposal (except as set forth in (1) through (3)below) that the Funds employ their auditor to render “permissible non-audit services” to the Funds. (A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation.) The Committee shall also review and approve in advance any proposal (except as set forth in(1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1)                      (A)   with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided;

           (B)   with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)           such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3)           such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its Delegate(s) (as defined below).

(c)           Delegation

The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds, or the provision of non-audit services to the Adviser or any Adviser-affiliated service provider. Any pre-approval determination made by a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Sub-Administrator, who will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the federal securities laws.

(2)              Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4 (b)

2006	100%
2007	100%

Amount requiring approval of the registrant’s audit committee is 100%and 100%, respectively.

4 (c)

2006	100%
2007	100%

Amount requiring approval of the registrant’s audit committee is 100% and 100%, respectively.

4 (d)

2006	100%
2007	100%

Amount requiring approval of the registrant’s audit committee is 100% and 100%, respectively.

(f)	Not applicable.

(g)	2006	$0
2007	$0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tamarack Funds Trust

By (Signature and Title)*	/s/ Erik R. Preus
Erik R. Preus, President and Chief Executive Officer

Date	December 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Erik R. Preus
Erik R. Preus, President and Chief Executive Officer

Date	December 4, 2007

By (Signature and Title)*	/s/ David P. Lux
David P. Lux, Chief Financial Officer and Treasurer

Date	December 4, 2007

* Print the name and title of each signing officer under his or her signature.